                       RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                           Company,

                              RESIDENTIAL FUNDING COMPANY, LLC,

                                       Master Servicer,

                                             and

                            DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                           Trustee

                                      SERIES SUPPLEMENT,

                                   DATED AS OF MAY 1, 2007

                                              TO

                                      STANDARD TERMS OF

                               POOLING AND SERVICING AGREEMENT

                                  DATED AS OF APRIL 1, 2007

                              Mortgage Pass-Through Certificates

                                        Series 2007-S5

        Section 2.01      Conveyance of Mortgage Loans. (See Section 2.01 of the
                          Standard Terms)..................................................17

        Section 2.02      Acceptance by Trustee............................................17

        Section 2.03      Representations, Warranties and Covenants of the Master
                          Servicer and the Company.........................................17

        Section 2.04      Representations and Warranties of Residential Funding............19

        Section 2.05      Execution and Authentication of Certificates and Issuance of

        Section 3.02      Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' and Sellers'

        Section 3.05      No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................22

        Section 3.06      Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................22

        Section 3.07      Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................22

        Section 3.08      Subservicing Accounts; Servicing Accounts........................22

        Section 3.09      Access to Certain Documentation and Information Regarding
                          the Mortgage Loans...............................................22

        Section 3.10      Permitted Withdrawals from the Custodial Account.................22

        Section 3.11      Maintenance of the Primary Insurance Policies; Collections
                          Thereunder.......................................................22

        Section 3.12      Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................22

        Section 3.13      Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.03      Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting.................................32

        Section 4.04      Distribution of Reports to the Trustee and the Company;

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER (SEE ARTICLE VI OF THE STANDARD

        Section 10.02     Master Servicer; REMIC Administrator and Trustee
                          Indemnification..................................................46

        Section 10.03     Designation of REMIC(s)..........................................46

        Section 10.04     Distributions on the Uncertificated Class A-V REMIC Regular
                          Interests, Uncertificated REMIC Regular Interests and the

ARTICLE XII       COMPLIANCE WITH REGULATION AB (SEE ARTICLE XII OF THE STANDARD
                  TERMS)...................................................................50

                                          (continued)

EXHIBITS

Exhibit One:      Mortgage Loan Schedule (Available from the Company upon request.)
Exhibit Two:      Schedule of Discount Fractions (Available from the Company upon request.)
Exhibit Three:    Information to be Included in Monthly Distribution Date Statement
Exhibit Four:     Standard Terms of Pooling and Servicing Agreement dated as of April 1, 2007
Exhibit Five:     Exchangeable Combination Groups

        This is a Series  Supplement,  dated as of May 1, 2007 (the "Series  Supplement"),  to the  Standard  Terms of  Pooling  and  Servicing  Agreement,  dated  as of  April 1,  2007 and attached  as Exhibit  Four  hereto  (the  "Standard  Terms"  and,  together  with this  Series
Supplement,  the "Pooling and Servicing Agreement" or "Agreement"),  among RESIDENTIAL FUNDING
MORTGAGE  SECURITIES  I, INC., as the company  (together  with its  permitted  successors  and assigns, the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer (together with its  permitted  successors  and  assigns,  the "Master  Servicer"),  and  DEUTSCHE  BANK TRUST
COMPANY  AMERICAS,  as Trustee  (together  with its  permitted  successors  and  assigns,  the
"Trustee").

                                    PRELIMINARY STATEMENT

        The Company  intends to sell Mortgage  Pass-Through  Certificates  (collectively,  the
"Certificates"),  to be issued  hereunder in multiple  classes,  which in the  aggregate  will evidence  the entire  beneficial  ownership  interest in the Trust Fund.  As provided  herein, the REMIC  Administrator  will make an election to treat the entire  segregated pool of assets described  in the  definition  of Trust Fund,  and subject to this  Agreement  (including  the
Mortgage  Loans but excluding the Initial  Monthly  Payment Fund),  as a real estate  mortgage investment conduit (the "REMIC") for federal income tax purposes.

        The terms and  provisions of the Standard Terms are hereby  incorporated  by reference herein as though set forth in full  herein.  If any term or provision  contained  herein shall conflict with or be  inconsistent  with any  provision  contained in the Standard  Terms,  the terms and  provisions  of this  Series  Supplement  shall  govern.  Any  cross-reference  to a section of the  Pooling  and  Servicing  Agreement,  to the  extent the terms of the  Standard
Terms  and  Series   Supplement   conflict   with  respect  to  that   section,   shall  be  a
cross-reference  to the related section of the Series  Supplement.  All capitalized  terms not otherwise  defined  herein  shall  have the  meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation,  type,  Pass-Through  Rate,  aggregate
Initial  Certificate  Principal  Balance,  Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                  AGGREGATE
                                   INITIAL
                                 CERTIFICATE                                                                       MOODY'S/
                  PASS-THROUGH    PRINCIPAL                                                    MATURITY           STANDARD &           MINIMUM
  DESIGNATION        RATE          BALANCE       FEATURES(1)                                     DATE            POOR'S/FITCH     DENOMINATIONS(2)
   Class A-1         6.000%      $250,000,000              Senior/Fixed Rate                   May 2037           Aaa/AAA/AAA         $100,000
   Class A-2        6.000%       $100,000,000           Super Senior/Fixed Rate                May 2037           Aaa/AAA/AAA         $100,000
   Class A-3        6.000%       $52,527,000                Senior/Fixed Rate                  May 2037           Aaa/AAA/AAA          $100,000
                                                          Super Senior/Lockout/
    Class A-4       6.000%       $40,310,000     Exchangeable(3)       /Fixed Rate             May 2037           Aaa/AAA/AAA          $100,000
                                                         Senior Support/Lockout/
   Class A-5        6.000%        $1,680,000            Exchangeable(3)/Fixed Rate             May 2037           Aa1/AAA/AAA          $100,000
                                                        Senior Support/Lockout/
   Class A-6        6.000%        $4,512,000           Exchangeable(3)/Fixed Rate              May 2037           Aa1/AAA/AAA         $100,000
   Class A-7        6.000%       $21,740,000         Super Senior/Retail/Fixed Rate            May 2037           Aaa/AAA/AAA          $1,000
   Class A-8        6.000%       $29,348,000         Super Senior/Retail/Fixed Rate            May 2037           Aaa/AAA/AAA          $1,000
                                                        Senior Support/Lockout/
   Class A-9        6.000%        $6,192,000            Exchanged(3)/Fixed Rate                May 2037           Aa1/AAA/AAA         $100,000
   Class A-10       6.000%       $41,990,000     Senior/Lockout/Exchanged(3)/Fixed Rate        May 2037           Aaa/AAA/AAA         $100,000
   Class A-P         0.00%        $3,733,389             Senior/Principal Only                 May 2037           Aaa/AAA/AAA         $100,000
                   Variable
   Class A-V         Rate          Notional        Senior/Interest Only/Variable Rate          May 2037           Aaa/AAA/AAA       $2,000,000.00
    Class R          6.00%         $200.00             Senior/Residual/Fixed Rate              May 2037           Aaa/AAA/AAA     (4)
   Class M-1         6.00%       $12,596,700              Mezzanine/Fixed Rate                 May 2037            NA/NA/AA          $100,000.00
   Class M-2         6.00%        $3,149,000              Mezzanine/Fixed Rate                 May 2037             NA/NA/A          $250,000.00
   Class M-3         6.00%        $2,099,400              Mezzanine/Fixed Rate                 May 2037            NA/NA/BBB         $250,000.00
   Class B-1         6.00%        $1,049,700             Subordinate/Fixed Rate                May 2037            NA/NA/BB          $250,000.00
   Class B-2         6.00%        $1,049,700             Subordinate/Fixed Rate                May 2037             NA/NA/B          $250,000.00
   Class B-3         6.00%        $1,049,736             Subordinate/Fixed Rate                May 2037            NA/NA/NA          $250,000.00

_______________________

(1)  The  Certificates,  other than the Class B and Class R  Certificates  shall be Book-Entry
     Certificates. The Class B Certificates and the Class R Certificates shall be delivered to the holders thereof in physical form.

(2)  The  Certificates,  other than the Class R  Certificates,  shall be  issuable  in minimum dollar  denominations  as indicated above (by Certificate  Principal  Balance or Notional
     Amount,  as applicable) and integral  multiples of $1 (or $1,000 in the case of the Class
     B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class  B-1,  Class B-2 and Class B-3  Certificates  that  contain an uneven multiple  of $1,000  shall be issued in a  denomination  equal to the sum of the  related minimum  denomination  set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

(3)  The Class A-5 and Class A-6  Certificates are exchangeable for the Class A-9 Certificates and the Class A-4 and A-5 Certificates are exchangeable for the Class A-10  Certificates, in each case as described herein.

(4)  The Class R Certificates  shall be issuable in minimum  denominations  of not less than a
     20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential  Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The  Mortgage  Loans have an  aggregate  principal  balance as of the Cut-off  Date of
$524,844,825.

        In consideration of the mutual agreements herein  contained,  the Company,  the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued  Certificate  Interest:  With  respect to each  Distribution  Date,  as to any
Class or Subclass of  Certificates  (other than any  Principal  Only  Certificates),  interest accrued during the related  Interest  Accrual Period at the related  Pass-Through  Rate on the
Certificate   Principal  Balance  or  Notional  Amount  thereof   immediately  prior  to  such
Distribution Date. Accrued  Certificate  Interest will be calculated on the basis of a 360-day year,  consisting of twelve 30-day months.  In each case Accrued  Certificate  Interest on any
Class or Subclass of Certificates will be reduced by the amount of:

        (i)    Prepayment  Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Master Servicer with a payment of  Compensating  Interest as provided in
               Section 4.01 of the Standard Terms);

        (ii)   the interest  portions of Realized  Losses,  including  Excess  Special  Hazard
               Losses,  Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses
               not allocated through subordination;

        (iii)  the  interest   portion  of  any  Advances  that  were  made  with  respect  to delinquencies  that were  ultimately  determined  to be Excess  Special  Hazard
               Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;
               and

        (iv)   any other interest shortfalls not covered by the subordination  provided by the related  Class M  Certificates  and  related  Class B  Certificates,  including interest that is not collectible from the Mortgagor pursuant to the Relief Act,

with all such  reductions  allocated  among all of the  Certificates  in  proportion  to their respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date absent such  reductions.  In addition to that portion of the  reductions  described in the  preceding sentence  that are  allocated  to any  Class of Class B  Certificates  or any Class of Class M
Certificates,  Accrued  Certificate  Interest  on each Class of Class B  Certificates  or each
Class of Class M  Certificates  will be reduced by the interest  portion  (adjusted to the Net
Mortgage  Rate) of  Realized  Losses  that  are  allocated  solely  to such  Class  of Class B
Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Bankruptcy  Amount: As of any date of determination  prior to the first anniversary of the  Cut-off  Date,  an amount  equal to the  excess,  if any,  of (A)  $136,253  over (B) the aggregate  amount of Bankruptcy  Losses  allocated  solely to one or more specific  Classes of
Certificates  in  accordance  with Section 4.05 of this Series  Supplement.  As of any date of determination  on or after the first  anniversary  of the Cut-off Date, an amount equal to the excess, if any, of

               (1)    the lesser of (a) the  Bankruptcy  Amount  calculated as of the close of business on the Business Day immediately  preceding the most recent anniversary of the
        Cut-off Date  coinciding  with or preceding  such date of  determination  (or, if such date of  determination  is an  anniversary  of the  Cut-off  Date,  the  Business  Day immediately  preceding such date of  determination)  (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A)    the greater of (i) 0.0006 times the aggregate  principal  balance of all the Mortgage  Loans in the Mortgage Pool as of the Relevant  Anniversary
               (other than Additional  Collateral Loans, if any) having a Loan-to-Value  Ratio at origination which exceeds 75% and (ii) $136,253; and

                      (B)    the  greater  of (i) the  product  of (x) an amount  equal to the
               largest   difference  in  the  related  Monthly  Payment  for  any  Non-Primary
               Residence  Loan   remaining  in  the  Mortgage  Pool  (other  than   Additional
               Collateral Loans, if any) which had an original  Loan-to-Value  Ratio of 80% or greater  that would  result if the Net  Mortgage  Rate thereof was equal to the weighted  average  (based on the principal  balance of the Mortgage Loans as of the Relevant  Anniversary)  of the Net Mortgage  Rates of all Mortgage Loans as
               of the  Relevant  Anniversary  less 1.25% per annum,  (y) a number equal to the weighted  average  remaining term to maturity,  in months,  of all  Non-Primary
               Residence Loans remaining in the Mortgage Pool as of the Relevant  Anniversary,
               and (z) one plus the quotient of the number of all Non-Primary  Residence Loans remaining  in the  Mortgage  Pool  divided by the total  number of  Outstanding
               Mortgage  Loans in the Mortgage Pool as of the Relevant  Anniversary,  and (ii)
               $136,253,

               over

               (2)    the aggregate  amount of Bankruptcy  Losses  allocated  solely to one or more  specific  Classes of  Certificates  in  accordance  with  Section 4.05 since the
        Relevant Anniversary.

The Bankruptcy  Amount may be further reduced by the Master Servicer  (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such reduction,  the
Master  Servicer  shall (i) obtain  written  confirmation  from each  Rating  Agency that such reduction  shall not reduce the rating  assigned to any Class of  Certificates  by such Rating
Agency  below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
Certificates  as of the  Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking  institutions  in the  State  of New  York,  the  State  of  Michigan,  the  State  of
California,  the State of Illinois or the City of Santa Ana,  California (and such other state or states in which the Custodial  Account or the Certificate  Account are at the time located)
are required or authorized by law or executive order to be closed.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate   Account:  The  separate  account  or  accounts  created  and  maintained pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "Deutsche Bank Trust
Company  Americas,  as trustee,  in trust for the registered  holders of  Residential  Funding
Mortgage Securities I, Inc.,  Mortgage  Pass-Through  Certificates,  Series 2007-S5" and which must be an Eligible Account.

        Certificate  Principal  Balance:  With  respect to each  Certificate  (other  than any
Interest Only Certificate), on any date of determination, an amount equal to:

        (i)    the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof, plus

        (ii)   any Subsequent  Recoveries added to the Certificate  Principal  Balance of such
               Certificate pursuant to Section 4.02, minus

         (iii) the  sum of  (x) the  aggregate  of all  amounts  previously  distributed  with respect to such  Certificate  (or any predecessor  Certificate) and  applied to
               reduce   the    Certificate    Principal    Balance    thereof    pursuant   to
               Section 4.02(a) and   (y) the   aggregate  of  all  reductions  in  Certificate
               Principal  Balance deemed to have occurred in connection  with Realized  Losses which  were  previously  allocated  to such  Certificate  (or  any  predecessor
               Certificate) pursuant to Section 4.05;

provided,  that the  Certificate  Principal  Balance of the Class of Subordinate  Certificates
with the Lowest  Priority  at any given time  shall be further  reduced by an amount  equal to the Percentage  Interest  evidenced by such Certificate  multiplied by the excess,  if any, of
(A) the then  aggregate  Certificate  Principal  Balance of all Classes of  Certificates  then outstanding over (B) the then aggregate  Stated  Principal  Balance of the Mortgage Loans. The
Certificate  Principal  Balance of any  Exchangeable  Certificates  or Exchanged  Certificates
that are not outstanding on any Distribution Date will be equal to zero.

        Class A  Certificate:  Any one of the Class  A-1,  Class A-2,  Class  A-3,  Class A-4,
Class A-5, Class A-6,  Class A-7,  Class A-8,  Class A-9,  Class A-10,  Class A-P or Class A-V
Certificates,  executed  by  the  Trustee  and  authenticated  by  the  Certificate  Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-P Principal Distribution Amount: As defined in Section 4.02(b)(i).

        Class M Underwriter: Lehman Brothers Inc.

        Class M Underwriting Agreement: The underwriting agreement,  dated as of May 29, 2007, among the Company, the Master Servicer and the Class M Underwriter.

        Class R Certificate:  Any one of the Class R Certificates  executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard
Terms as Exhibit D and  evidencing  an interest  designated  as a "residual  interest"  in the related REMIC for purposes of the REMIC Provisions.

        Closing Date:  May 30, 2007.

        Combination Group:  Combination Group I or Combination Group II, as applicable.

        Combination  Group I: As of any date,  100% of the  Certificate  Principal  Balance of the Class A-5  Certificates  and 100% of the  Certificate  Principal  Balance of the Class A-6
Certificates.

        Combination  Group II: As of any date,  100% of the Certificate  Principal  Balance of the Class A-4  Certificates  and 100% of the  Certificate  Principal  Balance of the Class A-5
Certificates.

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which office at the date of the execution of this  Agreement is located at 1761
East St.  Andrew Place,  Santa Ana,  California  92705-4934,  Attention:  Residential  Funding
Company, LLC Series 2007-S5.

        Cut-off Date:  May 1, 2007.

        Determination  Date:  With respect to any  Distribution  Date, the second Business Day prior to such Distribution Date.

        Discount Net Mortgage Rate:  6.00% per annum.

        Due  Period:  With  respect  to each  Distribution  Date and any  Mortgage  Loan,  the calendar month of such Distribution Date.

        Eligible  Funds:  On any  Distribution  Date,  the portion,  if any, of the  Available
Distribution  Amount  remaining  after  reduction  by the sum of (i) the  aggregate  amount of
Accrued  Certificate  Interest  on  the  Senior   Certificates,   (ii)  the  Senior  Principal
Distribution  Amount (determined  without regard to Section  4.02(a)(ii)(Y)(D)  of this Series
Supplement),  (iii) the Class A-P Principal  Distribution Amount (determined without regard to
Section  4.02(b)(i)(E)  of this Series  Supplement)  and (iv) the aggregate  amount of Accrued
Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Exchangeable Certificates:  The Class A-4, Class A-5 and Class A-6 Certificates.

        Exchanged Certificates:  The Class A-9 and Class A-10 Certificates.

        Fraud Loss Amount:  As of any date of determination  after the Cut-off Date, an amount equal to: (X) prior to the first  anniversary  of the Cut-off  Date,  an amount equal to 3.00%
of the  aggregate  outstanding  principal  balance  of all of  the  Mortgage  Loans  as of the
Cut-off  Date  minus the  aggregate  amount of Fraud  Losses  allocated  solely to one or more specific  Classes of Certificates  in accordance  with Section 4.05 of this Series  Supplement since the Cut-off Date up to such date of determination,  (Y) prior to the second  anniversary of the Cut-off Date, an amount equal to 2.00% of the aggregate  outstanding  principal balance of all of the  Mortgage  Loans as of the  Cut-off  Date  minus the  aggregate  amount of Fraud
Losses  allocated  solely to one or more specific  Classes of  Certificates in accordance with
Section  4.05  of  this  Series  Supplement  since  the  Cut-off  Date  up  to  such  date  of determination  and (Z) from the third to the fifth  anniversary of the Cut-off Date, an amount equal to (1) the  lesser of (a) the Fraud Loss  Amount as of the most  recent  anniversary  of the Cut-off Date and (b) 1.00% of the aggregate  outstanding  principal  balance of all of the
Mortgage  Loans as of the most recent  anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses  allocated  solely to one or more specific  Classes of  Certificates in accordance with Section 4.05 of this Series  Supplement  since the most recent  anniversary of the  Cut-off  Date up to such date of  determination.  On and after the fifth  anniversary  of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud  Loss  Amount  may be further  reduced  by the  Master  Servicer  (including accelerating  the manner in which such  coverage is reduced)  provided  that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation from each Rating Agency that such  reduction  shall not reduce the rating  assigned  to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such
Certificates  as of the  Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Grantor  Trust:  That  portion  of the Trust  Fund  consisting  of the  Grantor  Trust
Uncertificated REMIC Regular Interests.

        Grantor  Trust  Account:  The account  designated  by the Trustee  pursuant to Section
5.08.

        Grantor Trust Uncertificated  REMIC Regular Interest:  Any of the Uncertificated REMIC
Regular Interests (other than the  Uncertificated  Class A-V REMIC Regular  Interests),  which are  beneficially  owned in the form of their related  Exchangeable  Certificates or Exchanged
Certificates and rights with respect thereto.

        Initial Monthly Payment Fund: $192,211 representing  scheduled principal  amortization and interest at the Net Mortgage Rate during the month of May 2007,  for those  Mortgage Loans for which the Trustee  will not be entitled to receive  such  payment in  accordance  with the definition of "Trust Fund".  The Initial Monthly Payment Fund will not be part of any REMIC.

        Initial  Notional  Amount:  With  respect to any Class A-V  Certificates  or  Subclass thereof issued pursuant to Section 5.01(c) of the Standard Terms,  the aggregate  Cut-off Date
Principal  Balance  of the  Mortgage  Loans  relating  to the  Uncertificated  Class A-V REMIC
Regular Interests corresponding to such Class or Subclass on such date.

        Initial  Subordinate  Class  Percentage:   With  respect  to  each  Class  of  related
Subordinate  Certificates,  an  amount  which is equal to the  initial  aggregate  Certificate
Principal  Balance  of  such  related  Class  of  Subordinate   Certificates  divided  by  the
aggregate  Stated  Principal  Balance  of all the  Mortgage  Loans as of the  Cut-off  Date as
follows:

        Class M-1:  2.42%           Class B-1: 0.20%
        Class M-2:  0.60%           Class B-2: 0.20%
        Class M-3:  0.40%           Class B-3: 0.20%

        Interest Accrual Period:  With respect to any Certificates and any Distribution  Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest  Only   Certificates:   The  Class  A-V   Certificates.   The  Interest  Only
Certificates will have no Certificate Principal Balance.

        Lockout Amount:  With respect to any Distribution  Date, an amount equal to the sum of the following:

        (a) the product of (i) the Lockout  Percentage  for that  Distribution  Date, and (ii)
the  aggregate  collections  described in clauses  (A), (B) and (E), to the extent  clause (E)
relates  to  clause  (A) or  (B),  of  Section  4.02(a)(ii)(Y)  without  applying  the  Senior
Percentage  and the Senior  Accelerated  Distribution  Percentage on such  Distribution  Date, plus

        (b) the product of (i) the Lockout  Percentage for that  Distribution  Date,  (ii) the
Lockout   Prepayment   Percentage  for  that  Distribution   Date,  and  (iii)  the  aggregate
collections  described in clauses (C) and (E), to the extent  clause (E) relates to clause (C)
of Section 4.02(a)(ii)(Y) without applying the Senior Accelerated Distribution Percentage.

        Lockout  Percentage:  With respect to any Distribution  Date prior to the Distribution
Date in June 2012, 0%, and with respect to such  Distribution  Date and any Distribution  Date thereafter,  a  fraction,  expressed  as a  percentage,  (i) the  numerator  of  which  is the
aggregate   Certificate  Principal  Balance  of  the  Class  A-4,  Class  A-5  and  Class  A-6
Certificates and (ii) the denominator of which is the aggregate  Stated  Principal  Balance of the mortgage loans other than the Discount Fraction of each Discount Mortgage Loan.

        Lockout  Prepayment  Percentage:  For any  Distribution  Date  occurring  prior to the
Distribution  Date in June  2012,  0%. For any  Distribution  Date  occurring  after the first five years  following  the Closing  Date,  a  percentage  determined  as follows:  (i) for any
Distribution  Date  during  the  sixth  year  after  the  Closing  Date,  30%;  (ii)  for  any
Distribution  Date  during  the  seventh  year  after the  Closing  Date,  40%;  (iii) for any
Distribution  Date  during  the  eighth  year  after  the  Closing  Date,  60%;  (iv)  for any
Distribution  Date  during  the  ninth  year  after the  Closing  Date,  80%;  and (v) for any
Distribution Date thereafter, 100%.

        Maturity Date: With respect to each Class of Certificates,  the  Distribution  Date in
May  2037,  which is the  Distribution  Date in the month  immediately  following  the  latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as
Exhibit One (as  amended  from time to time to reflect the  addition of  Qualified  Substitute
Mortgage  Loans),  which list or lists shall set forth the  following  information  as to each
Mortgage Loan:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b)    the maturity of the Mortgage Note ("MATURITY DATE");
        (c)    the Mortgage Rate ("ORIG RATE");
        (d)    the Subservicer pass-through rate ("CURR NET");
        (e)    the Net Mortgage Rate ("NET MTG RT");
        (f)    the Pool Strip Rate ("STRIP");
        (g)    the initial  scheduled  monthly  payment of  principal,  if any,  and  interest
               ("ORIGINAL P & I");
        (h)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");
        (i)    the Loan-to-Value Ratio at origination ("LTV");
        (j)    the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k)    a code "T," "BT" or "CT"  under the column "LN  FEATURE,"  indicating  that the
               Mortgage Loan is secured by a second or vacation residence; and
        (l)    a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage Loan is secured by a non-owner occupied residence.

Such  schedule  may  consist  of  multiple  reports  that  collectively  set  forth all of the information required.

        Non-Discount Mortgage Loan: The mortgage loans other than the Discount Mortgage Loans.

        Notional  Amount:  As  of  any  Distribution  Date  with  respect  to  any  Class  A-V
Certificates,  an amount  equal to the  aggregate  Stated  Principal  Balance of the  Mortgage
Loans as of the day  immediately  preceding  such  Distribution  Date (or, with respect to the initial  Distribution  Date,  at the close of  business  on the  Cut-off  Date).  For  federal income tax purposes,  as of any Distribution  Date, with respect to any Class A-V Certificates or Subclass  thereof issued pursuant to Section  5.01(c) of the Standard Terms,  the aggregate
Stated Principal Balance of the Mortgage Loans  corresponding to the Uncertificated  Class A-V
REMIC  Regular  Interests  corresponding  to such Class or Subclass as of the day  immediately preceding such  Distribution Date (or, with respect to the initial  Distribution  Date, at the
close  of  business  on  the  Cut-off  Date).   The  Notional   Amount  of  any   Exchangeable
Certificates or Exchanged  Certificates  that are not outstanding on any date will be equal to zero.

        Pass-Through Rate: With respect to the Class A Certificates  (other than the Class A-V
Certificates   and  the  Principal  Only   Certificates),   Class  M  Certificates,   Class  B
Certificates  and Class R  Certificates  and any  Distribution  Date,  the per annum rates set forth in the Preliminary Statement hereto.

        With respect to the Class A-V Certificates  (other than any Subclass  thereof) and any
Distribution  Date other than the  initial  Distribution  Date,  a rate equal to the  weighted average,  expressed as a percentage,  of the Pool Strip Rates of all Mortgage  Loans as of the
Due Date in the related Due Period,  weighted on the basis of the respective  Stated Principal
Balances of such Mortgage Loans as of the day immediately  preceding such  Distribution  Date.
With  respect  to  the  Class  A-V  Certificates  and  the  initial   Distribution  Date,  the
Pass-Through  Rate is equal to 0.1287% per annum.  With  respect to any  Subclass of Class A-V
Certificates and any Distribution  Date, a rate equal to the weighted average,  expressed as a
percentage,   of  the  Pool  Strip  Rates  of  all  Mortgage   Loans   corresponding   to  the
Uncertificated  Class A-V REMIC Regular  Interests  represented by such Subclass as of the Due
Date in the related  Due Period,  weighted  on the basis of the  respective  Stated  Principal
Balances of such Mortgage Loans as of the day  immediately  preceding such  Distribution  Date
(or with  respect to the initial  Distribution  Date,  at the close of business on the Cut-Off
Date).  The Principal  Only  Certificates  have no  Pass-Through  Rate and are not entitled to
Accrued Certificate Interest.

        Pool Strip Rate:  With  respect to each  Mortgage  Loan, a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such  Mortgage Loan over (b) the Discount Net Mortgage
Rate (but not less than 0.00%) per annum.

        Prepayment  Assumption:  A  prepayment  assumption  of  300% of the  prepayment  speed assumption,  used for  determining  the accrual of original issue discount and market discount and  premium on the  Certificates  for  federal  income tax  purposes.  The  prepayment  speed assumption  assumes a constant rate of  prepayment of Mortgage  Loans of 0.2% per annum of the then  outstanding  principal  balance of such Mortgage Loans in the first month of the life of the Mortgage  Loans,  increasing  by an  additional  0.2% per annum in each  succeeding  month until the thirtieth month,  and a constant 6% per annum rate of prepayment  thereafter for the life of the Mortgage Loans.

        Prepayment  Distribution  Percentage:  With respect to any Distribution  Date and each
Class of Subordinate  Certificates,  under the applicable  circumstances  set forth below, the respective percentages set forth below:

        (i)    For any Distribution  Date prior to the Distribution  Date in June 2012 (unless the Certificate  Principal Balances of the Senior  Certificates (other than the
               Class A-P Certificates) have been reduced to zero), 0%.

        (ii)   For any  Distribution  Date for which  clause (i) above does not apply,  and on which any Class of Subordinate  Certificates is outstanding  with a Certificate
               Principal Balance greater than zero:

                      (a)    in the  case  of  the  Class  of  Subordinate  Certificates  then outstanding  with the  Highest  Priority  and each other  Class of  Subordinate
               Certificates  for which the related  Prepayment  Distribution  Trigger has been satisfied,  a fraction,  expressed as a  percentage,  the numerator of which is the Certificate  Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate  Principal  Balances immediately  prior to such  date of (1) the Class of  Subordinate  Certificates then  outstanding  with the  Highest  Priority  and (2) all  other  Classes  of
               Subordinate  Certificates  for which  the  respective  Prepayment  Distribution
               Triggers have been satisfied; and

                      (b)    in the case of each other Class of Subordinate  Certificates  for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii)  Notwithstanding the foregoing,  if the application of the foregoing percentages on any Distribution  Date as provided in Section 4.02 of this Series Supplement
               (determined  without  regard to the proviso to the  definition of  "Subordinate
               Principal  Distribution  Amount") would result in a distribution  in respect of principal  of any Class or Classes  of  Subordinate  Certificates  in an amount greater than the  remaining  Certificate  Principal  Balance  thereof (any such class, a "Maturing Class"),  then: (a) the Prepayment  Distribution  Percentage of each  Maturing  Class  shall be reduced  to a level  that,  when  applied as described  above,  would exactly reduce the  Certificate  Principal  Balance of such Class to zero;  (b) the Prepayment  Distribution  Percentage of each other
               Class of  Subordinate  Certificates  (any such Class, a  "Non-Maturing  Class")
               shall be  recalculated  in accordance  with the  provisions  in paragraph  (ii)
               above, as if the Certificate  Principal Balance of each Maturing Class had been
               reduced  to  zero  (such  percentage  as  recalculated,   the   "Recalculated
               Percentage");  (c)  the  total  amount  of the  reductions  in  the  Prepayment
               Distribution  Percentages of the Maturing Class or Classes  pursuant to clause
               (a) of this sentence,  expressed as an aggregate percentage, shall be allocated among the Non-Maturing  Classes in proportion to their respective  Recalculated
               Percentages  (the  portion of such  aggregate  reduction  so  allocated  to any
               Non-Maturing Class, the "Adjustment Percentage");  and (d) for purposes of such
               Distribution Date, the Prepayment  Distribution Percentage of each Non-Maturing
               Class shall be equal to the sum of (1) the Prepayment  Distribution  Percentage
               thereof,  calculated in accordance  with the provisions in paragraph (ii) above as if the  Certificate  Principal  Balance of each Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each  Distribution  Date and each Class of  Certificates, the close of  business  on the last  Business  Day of the month  next  preceding  the month in which the related Distribution Date occurs.

        Related Classes:  As to any  Uncertificated  REMIC Regular Interest,  those classes of
Certificates  identified as "Related  Classes of Certificates"  to such  Uncertificated  REMIC
Regular Interest in the definition of Uncertificated REMIC Regular Interest.

        Senior  Certificate:  Any one of the  Class A  Certificates  or Class R  Certificates,
executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

        Senior  Percentage:  As of any  Distribution  Date, the lesser of 100% and a fraction, expressed as a  percentage,  the  numerator of which is the  aggregate  Certificate  Principal
Balance of the Senior Certificates  (other than the Class A-P Certificates)  immediately prior to such  Distribution  Date and the  denominator  of which is the aggregate  Stated  Principal
Balance of all of the  Mortgage  Loans (or  related  REO  Properties)  (other than the related
Discount  Fraction of each Discount  Mortgage  Loan)  immediately  prior to such  Distribution
Date.

        Senior Principal  Distribution  Amount: As to any Distribution Date, the lesser of (a)
the balance of the Available  Distribution  Amount  remaining  after the  distribution  of all amounts required to be distributed  pursuant to Section 4.02(a)(i) and Section  4.02(a)(ii)(X)
(excluding any amount  distributable  pursuant to Section  4.02(b)(i)(E)) (or, on or after the
Credit  Support  Depletion  Date,  the  amount  required  to be  distributed  to the Class A-P
Certificateholders  pursuant to Section  4.02(c))  and (b) the sum of the amounts  required to be  distributed  to the  Senior  Certificateholders  on such  Distribution  Date  pursuant  to
Section 4.02(a)(ii)(Y).

        Senior Underwriter: Greenwich Capital Markets, Inc.

        Senior Underwriting Agreement:  The underwriting agreement,  dated as of May 29, 2007, among the Company, the Master Servicer and the Senior Underwriter.

        Special  Hazard  Amount:  As of any  Distribution  Date, an amount equal to $5,248,448 minus the sum of (i) the aggregate  amount of Special  Hazard Losses  allocated  solely to one or more  specific  Classes of  Certificates  in  accordance  with  Section 4.05 of this Series
Supplement  and (ii) the  Adjustment  Amount (as defined  below) as most recently  calculated.
For  each  anniversary  of the  Cut-off  Date,  the  Adjustment  Amount  shall be equal to the amount,  if any, by which the amount  calculated  in accordance  with the  preceding  sentence
(without  giving  effect to the  deduction  of the  Adjustment  Amount  for such  anniversary)
exceeds the  greater of (A) the  greatest of (i) twice the  outstanding  principal  balance of the Mortgage  Loan in the Trust Fund which has the largest  outstanding  principal  balance on the  Distribution  Date  immediately  preceding  such  anniversary,  (ii) the product of 1.00%
multiplied by the  outstanding  principal  balance of all Mortgage  Loans on the  Distribution
Date  immediately  preceding such  anniversary and (iii) the aggregate  outstanding  principal balance (as of the  immediately  preceding  Distribution  Date) of the  Mortgage  Loans in any
single  five-digit  California  zip code area with the  largest  amount of  Mortgage  Loans by aggregate  principal  balance as of such anniversary and (B) the greater of (i) the product of
0.50%  multiplied  by  the  outstanding  principal  balance  of  all  Mortgage  Loans  on  the
Distribution  Date  immediately  preceding  such  anniversary  multiplied  by a fraction,  the numerator  of which  is  equal  to the  aggregate  outstanding  principal  balance  (as of the immediately  preceding  Distribution  Date) of all of the Mortgage  Loans secured by Mortgaged
Properties located in the State of California divided by the aggregate  outstanding  principal balance (as of the  immediately  preceding  Distribution  Date) of all of the Mortgage  Loans,
expressed as a percentage,  and the  denominator of which is equal to 34.0% (which  percentage is equal to the  percentage  of  Mortgage  Loans  initially  secured by  Mortgaged  Properties located in the State of California) and (ii) the aggregate  outstanding  principal balance (as of the  immediately  preceding  Distribution  Date) of the largest  Mortgage Loan secured by a
Mortgaged Property located in the State of California.

        The Special  Hazard Amount may be further  reduced by the Master  Servicer  (including accelerating  the  manner  in which  coverage  is  reduced)  provided  that  prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation from each Rating Agency that such  reduction  shall not reduce the rating  assigned  to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such
Certificates  as of the  Closing  Date by such Rating  Agency and (ii)  provide a copy of such written confirmation to the Trustee.

        Subordinate  Principal  Distribution Amount: With respect to any Distribution Date and each Class of  Subordinate  Certificates,  (a) the sum of (i) the  product of (x) the  related
Subordinate  Class  Percentage for such Class and (y) the aggregate of the amounts  calculated for such  Distribution  Date under  clauses (1), (2) and (3) of Section  4.02(a)(ii)(Y)(A)  of this Series  Supplement  (without  giving effect to the Senior  Percentage)  to the extent not payable  to  the  Senior  Certificates;  (ii)  such  Class's  pro  rata  share,  based  on the
Certificate Principal Balance of each Class of Subordinate  Certificates then outstanding,  of
the  principal   collections  described  in  Section   4.02(a)(ii)(Y)(B)(b)   of  this  Series
Supplement  (without giving effect to the Senior Accelerated  Distribution  Percentage) to the
extent such collections are not otherwise  distributed to the Senior  Certificates;  (iii) the product of (x) the related  Prepayment  Distribution  Percentage  and (y) the aggregate of all
Principal  Prepayments  in Full  received in the related  Prepayment  Period and  Curtailments received in the preceding  calendar  month (other than the related  Discount  Fraction of such
Principal  Prepayments in Full and Curtailments  with respect to a Discount  Mortgage Loan) to the  extent  not  payable  to the  Senior  Certificates;  (iv) if such  Class is the  Class of
Subordinate  Certificates with the Highest Priority,  any Excess Subordinate  Principal Amount
for such  Distribution  Date; and (v) any amounts  described in clauses (i), (ii) and (iii) as determined for any previous  Distribution  Date, that remain  undistributed to the extent that such amounts are not  attributable  to Realized Losses which have been allocated to a Class of
Subordinate  Certificates  minus (b) the sum of (i) with  respect to the Class of  Subordinate
Certificates  with the Lowest  Priority,  any  Excess  Subordinate  Principal  Amount for such
Distribution  Date; and (ii) the  Capitalization  Reimbursement  Amount for such  Distribution
Date, other than the related  Discount  Fraction of any portion of that amount related to each
Discount  Mortgage Loan,  multiplied by a fraction,  the numerator of which is the Subordinate
Principal  Distribution  Amount for such Class of  Subordinate  Certificates,  without  giving effect  to this  clause  (b)(ii),  and the  denominator  of which is the sum of the  principal distribution  amounts for all Classes of Certificates  other than the Class A-P  Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Trust Fund:  The segregated pool of assets consisting of:

        (i)    the Mortgage Loans and the related Mortgage Files and collateral  securing such
               Mortgage Loans,

        (ii)   all payments on and  collections in respect of the Mortgage Loans due after the
               Cut-off  Date  (other  than  Monthly  Payments  due in the month of the Cut-off
               Date) as shall be on deposit  in the  Custodial  Account or in the  Certificate
               Account  and  identified  as  belonging  to the  Trust  Fund but not  including amounts on deposit in the Initial Monthly Payment Fund,

        (iii)  property  that  secured  a  Mortgage  Loan and that has been  acquired  for the
               benefit  of  the   Certificateholders   by  foreclosure  or  deed  in  lieu  of
               foreclosure,

        (iv)   the hazard insurance policies and Primary Insurance Policies, if any,

        (v)    the Initial Monthly Payment Fund; and

        (vi)   all proceeds of clauses (i) through (v) above.

        Uncertificated  Accrued Interest:  With respect to each  Distribution  Date, (i) as to each  Uncertificated  REMIC  Regular  Interest,  an amount  equal to the  aggregate  amount of
Accrued  Certificate  Interest that would result under the terms of the definition  thereof on the  Related  Classes of  Certificates  (excluding  any  Interest  Only  Certificates)  if the
Pass-Through Rate on such Classes were equal to the  Uncertificated  Pass-Through Rate on such
Uncertificated  REMIC  Regular  Interest  and (ii) as to each  Uncertificated  Class A-V REMIC
Regular  Interest,  an amount equal to the aggregate  amount of Accrued  Certificate  Interest that would result  based on the  Uncertificated  Class A-V REMIC  Pass-Through  Rate,  in each case reduced by such Certificate's  share of Prepayment Interest  Shortfalls,  Realized Losses or other amounts allocated to the related Certificates pursuant to Section 4.05.

        Uncertificated  Class A-V REMIC Notional Amount:  With respect to each  Uncertificated
Class A-V REMIC Regular Interest, the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated   Class  A-V   REMIC   Pass-Through   Rate:   With   respect   to  each
Uncertificated  Class A-V REMIC  Regular  Interest,  a per annum  rate equal to the Pool Strip
Rate with respect to the related Mortgage Loan.

        Uncertificated  Class A-V REMIC Regular Interest  Distribution  Amounts:  With respect to  any  Distribution  Date,  the  sum  of  the  amounts  deemed  to  be  distributed  on  the
Uncertificated  Class A-V REMIC  Regular  Interests  for such  Distribution  Date  pursuant to
Section 4.02(a).

        Uncertificated  Class A-V REMIC  Regular  Interests:  The 720  uncertificated  partial undivided  beneficial  ownership interests in the Trust Fund, numbered  sequentially from 1 to
720,  each relating to the  particular  Non-Discount  Mortgage  Loan  identified by sequential number on the  Mortgage  Loan  Schedule,  each having no principal  balance,  and each bearing interest  at the  respective  Pool Strip Rate on the Stated  Principal  Balance of the related
Mortgage Loan.

        Uncertificated  Pass-Through  Rate: With respect to each of the  Uncertificated  REMIC
Regular  Interests,  the per annum rate  specified in the definition of  Uncertificated  REMIC
Regular Interests.

        Uncertificated  Principal Balance:  With respect to each Uncertificated  REMIC Regular
Interest, as defined in the definition of Uncertificated REMIC Regular Interest.

        Uncertificated  REMIC  Regular  Interest  Distribution  Amounts:  With respect to each
Uncertificated  REMIC  Regular  Interest,  the amount  specified as the  Uncertificated  REMIC
Regular   Interest   Distribution   Amount  with  respect   thereto  in  the   definition   of
Uncertificated REMIC Regular Interests.

        Uncertificated  REMIC Regular Interests:  The interests identified in the table below, each  representing an undivided  beneficial  ownership  interest in the REMIC,  and having the following characteristics:

        1.      The principal balance from time to time of each  Uncertificated  REMIC Regular
                Interest  identified in the table below shall be the amount  identified as the
                Initial  Principal  Balance  thereof in such  table,  minus the sum of (x) the aggregate of all amounts  previously  deemed  distributed with respect to such interest and applied to reduce the  Uncertificated  Principal  Balance thereof
                pursuant  to  Section   10.04(b)(B)   the  aggregate  of  all   reductions  in
                Certificate  Principal  Balance  deemed to have  occurred in  connection  with
                Realized Losses that were previously  deemed  allocated to the  Uncertificated
                Principal  Balance of such  Uncertificated  REMIC Regular Interest pursuant to
                Section 10.04(c),  which equals the aggregate principal balance of the Classes of  Certificates  identified as related to such  Uncertificated  REMIC Regular
                Interest in such table.

        2.      The  Uncertificated  Pass-Through Rate for each  Uncertificated  REMIC Regular
                Interest  identified in the table below shall be the per annum rate  specified in the definition thereof.

        3.      The  Uncertificated  REMIC  Regular  Interest  Distribution  Amount  for  each
                Uncertificated  REMIC Regular Interest identified in the table below shall be, for any Distribution  Date, the amount deemed distributed with respect to such
                Uncertificated  REMIC Regular Interest on such  Distribution  Date pursuant to the provisions of Section 10.04(b).

------------------------------------ -------------------------------- -------------------------- --------------------------------
   UNCERTIFICATED REMIC REGULAR                                           PASS-THROUGH RATE
             INTEREST                RELATED CLASSES OF CERTIFICATES                                INITIAL PRINCIPAL BALANCE
------------------------------------ -------------------------------- -------------------------- --------------------------------
                A4                              Class A-4                                                  $40,310,000
------------------------------------ -------------------------------- -------------------------- --------------------------------
                A5                              Class A-5                                                  $1,680,000
------------------------------------ -------------------------------- -------------------------- --------------------------------
                A6                              Class A-6                                                  $4,512,000
------------------------------------ -------------------------------- -------------------------- --------------------------------

        Underwriter: Greenwich Capital Markets, Inc and Lehman Brothers Inc.

        Underwriting   Agreement:   The  Senior   Underwriting   Agreement  and  the  Class  M
Underwriting Agreement, as applicable.

        WHFIT:  A "Widely  Held Fixed  Investment  Trust" as that term is defined in  Treasury
Regulations section 1.671-5(b)(22) or successor provisions.

        WHFIT Regulations:  Treasury Regulations section 1.671-5, as amended.

        WHMT: A "Widely Held Mortgage  Trust" as that term is defined in Treasury  Regulations section 1.671-5(b)(23) or successor provisions.

Section 1.02   Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections  in the Pooling and Servicing  Agreement.  The  definitions  set forth herein include both the singular and the plural.

        References in the Pooling and Servicing  Agreement to "interest" on and "principal" of the Mortgage Loans shall mean, with respect to the Sharia  Mortgage Loans,  amounts in respect profit payments and acquisition payments, respectively.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;

                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02   Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03   Representations, Warranties and Covenants of the Master Servicer and the
                       Company.

(a)     For   representations,   warranties  and  covenants  of  the  Master   Servicer,   see
Section 2.03(a) of the Standard Terms.

(b)     The  Company  hereby  represents  and  warrants  to the  Trustee  for the  benefit  of
Certificateholders  that as of the Closing Date (or, if otherwise  specified  below, as of the date so specified):

(i)     None of the  mortgage  loans are  currently 30 days or more  delinquent  in payment of principal  and  interest  as of  the  Cut-off  Date.  Eight  of  the  Mortgage  Loans,
        representing  approximately  0.4% of the Mortgage Loans,  have been a maximum of 30 to
        59 days  Delinquent  in payment of principal  and interest as of the Cut-off  Date, no
        Mortgage  Loan is 60 or more days  Delinquent  in payment of principal and interest as of the Cut-Off Date and no Mortgage Loan has been so Delinquent  more than once in the
        12-month period prior to the Cut-off Date;

(ii)    The  information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans,  as the case may be, is true and correct in all material  respects at the date or dates respecting which such information is furnished;

(iii)   The  Mortgage  Loans are  fully-amortizing  (subject  to  interest  only  periods,  if applicable),  fixed-rate  mortgage loans with level Monthly Payments due, with respect to a  majority  of the  Mortgage  Loans,  on the first day of each  month and terms to maturity at origination or modification of not more than 30 years;

(iv)    To the best of the Company's  knowledge,  if a Mortgage Loan is secured by a Mortgaged
        Property with a  Loan-to-Value  Ratio at  origination  in excess of 80%, such Mortgage
        Loan is the subject of a Primary  Insurance  Policy that insures that (a) at least 30%
        of  the  Stated  Principal  Balance  of  the  Mortgage  Loan  at  origination  if  the
        Loan-to-Value  Ratio is between 95.00% and 90.01%, (b) at least 25% of such balance if the  Loan-to-Value  Ratio is between  90.00% and 85.01%,  and (c) at least 12% of such balance if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.  To the best of the
        Company's  knowledge,  each such Primary  Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)     The  issuers  of  the  Primary  Insurance  Policies  are  insurance   companies  whose
        claims-paying abilities are currently acceptable to each Rating Agency;

(vi)    No more than 0.6% of the Mortgage Loans by aggregate  Cut-off Date  Principal  Balance are secured by Mortgaged  Properties  located in any one zip code area in the State of
        Maryland  and no more  than  0.5% of the  Mortgage  Loans by  aggregate  Cut-off  Date
        Principal  Balance are  secured by  Mortgaged  Properties  located in any one zip code area outside the State of Maryland;

(vii)   The  improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program Guide,  including flood insurance if required under the National  Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the Mortgage to obtain and maintain  such  insurance  at  the  Mortgagor's  expense  and  to  seek  reimbursement therefore from the Mortgagor;

(viii)  Immediately prior to the assignment of the Mortgage Loans to the Trustee,  the Company
        had good  title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than rights to servicing and related  compensation)  and such  assignment  validly  transfers  ownership of the
        Mortgage  Loans to the Trustee  free and clear of any  pledge,  lien,  encumbrance  or security interest;

(ix)    No more than 45.00% of the Mortgage Loans by aggregate  Cut-off Date Principal Balance were underwritten under a reduced loan documentation program;

(x)     Each  Mortgagor  represented  in its loan  application  with  respect  to the  related
        Mortgage Loan that the Mortgaged  Property would be owner-occupied and therefore would not be an investor  property as of the date of  origination  of such Mortgage Loan. No
        Mortgagor is a corporation or a partnership;

(xi)    None of the Mortgage Loans are Buydown Mortgage Loans;

(xii)   Each Mortgage Loan  constitutes a qualified  mortgage under Section  860G(a)(3)(A)  of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xiii)  A policy of title  insurance was effective as of the closing of each Mortgage Loan and is valid and  binding  and  remains in full  force and  effect,  unless the  Mortgaged
        Properties  are located in the State of Iowa and an  attorney's  certificate  has been provided as described in the Program Guide;

(xiv)   Except with respect to approximately  0.8% of the Mortgage Loans, none of the Mortgage
        Loans are Cooperative Loans;

(xv)    Except with respect to approximately  2.1% of the Mortgage Loans, none of the Mortgage
        Loans were originated  under a "streamlined"  Mortgage Loan program  (through which no new or updated appraisals of Mortgaged  Properties are obtained in connection with the refinancing thereof),  the related Seller has represented that either (a) the value of the related  Mortgaged  Property as of the date the Mortgage Loan was  originated  was not less than the appraised  value of such property at the time of  origination of the refinanced  Mortgage  Loan or (b) the  Loan-to-Value  Ratio of the Mortgage Loan as of
        the  date  of  origination  of  the  Mortgage  Loan  generally   meets  the  Company's
        underwriting guidelines;

(xvi)   Interest  on  each  Mortgage  Loan  is  calculated  on the  basis  of a  360-day  year consisting of twelve 30-day months;

(xvii)  None of the Mortgage Loans contains in the related Mortgage File a Destroyed  Mortgage
        Note; and

(xviii) None of the Mortgage Loans are Pledged Asset Loans or Additional Collateral Loans.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section  2.03(b) shall survive  delivery of the respective  Custodial  Files to the Trustee or the Custodian.

        Upon  discovery  by any of the  Company,  the Master  Servicer,  the  Trustee,  or the
Custodian of a breach of any of the  representations and warranties set forth in this Section
2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (any  Custodian  being so  obligated  under a Custodial  Agreement);  provided, however,  that in the  event of a breach  of the  representation  and  warranty  set  forth in
Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of  discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the
Company  shall  either (i) cure such breach in all  material  respects or (ii)  purchase  such
Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section  2.02 of the  Standard  Terms;  provided  that the  Company  shall  have the option to substitute  a  Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such substitution  occurs  within  two years  following  the  Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or repurchase  must occur within 90 days from the date such  breach was  discovered.  Any such  substitution  shall be effected by the Company  under the same terms and  conditions  as provided in Section 2.04 of the Standard
Terms  for  substitutions  by  Residential  Funding.  It is  understood  and  agreed  that the obligation  of the  Company  to cure  such  breach or to so  purchase  or  substitute  for any
Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute  the sole remedy  respecting  such breach  available  to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the  foregoing,  the Company shall not be required to cure  breaches or purchase or  substitute  for Mortgage  Loans as provided in this
Section  2.03(b) if the  substance  of the  breach of a  representation  set forth  above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04   Representations and Warranties of Residential Funding.  (See Section 2.04 of
                       the Standard Terms)

Section 2.05   Execution and Authentication of Certificates and Issuance of Certificates
                       Evidencing Interest in the REMIC.

        The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Custodial  Files to it, or any  Custodian  on its  behalf,  subject to any  exceptions noted,  together  with the  assignment  to it of all other assets  included in the Trust Fund, receipt of which is hereby  acknowledged.  Concurrently  with such  delivery  and in  exchange therefore,  the  Trustee,  pursuant  to the  written  request of the  Company  executed  by an officer of the Company has executed and caused to be  authenticated  and  delivered to or upon the order of the  Company  all  Classes of  Certificates  in  authorized  denominations  which evidence the beneficial interest in the entire REMIC.

Section 2.06   [RESERVED].

Section 2.07   [RESERVED].

Section 2.08   Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms).

Section 2.09   Agreement Regarding Ability to Disclose.

        The Company,  the Master  Servicer and the Trustee hereby agree,  notwithstanding  any other  express or implied  agreement to the  contrary,  that any and all  Persons,  and any of their respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions,  to any and all Persons,  without limitation of any kind, the tax treatment  and tax  structure of the  transaction  and all  materials  of any kind  (including opinions  or  other  tax  analyses)  that are  provided  to any of them  relating  to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and
"tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                 ADMINISTRATION AND SERVICING

                                      OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

Section 3.02   Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                       of Subservicers' and Sellers' Obligations.

(a)     The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the  servicing  and administration  of all or some of the Mortgage  Loans.  Each  Subservicer  shall be either (i)
an  institution  the  accounts  of which are insured by the FDIC or (ii)  another  entity that engages in the business of originating or servicing  mortgage loans,  and in either case shall be  authorized  to transact  business  in the state or states in which the  related  Mortgaged
Properties it is to service are situated,  if and to the extent  required by applicable law to enable the  Subservicer  to  perform  its  obligations  hereunder  and under the  Subservicing
Agreement,  and in either case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage servicer.  In  addition,  any  Subservicer  of a Mortgage  Loan  insured by the FHA must be an
FHA-approved  servicer,  and any Subservicer of a Mortgage Loan guaranteed by the VA must be a
VA-approved  servicer.  Each  Subservicer  of a Mortgage Loan shall be entitled to receive and retain,  as  provided  in the  related  Subservicing  Agreement  and in  Section  3.07  of the
Standard  Terms,  the related  Subservicing  Fee from  payments  of interest  received on such
Mortgage Loan after payment of all amounts  required to be remitted to the Master  Servicer in respect  of such  Mortgage  Loan.  For any  Mortgage  Loan that is a  Nonsubserviced  Mortgage
Loan,  the Master  Servicer  shall be entitled  to receive  and retain an amount  equal to the
Subservicing  Fee  from  payments  of  interest.   Unless  the  context  otherwise   requires,
references  in this  Agreement  to  actions  taken or to be taken by the  Master  Servicer  in servicing the Mortgage  Loans include  actions taken or to be taken by a Subservicer on behalf of the Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are generally  required by,  permitted by or consistent  with the Program Guide and are not inconsistent  with this Agreement and as the Master Servicer and the Subservicer  have agreed;
provided that, the  Subservicing  Agreement  between the Master  Servicer and Wells Fargo,  if any, will be upon such terms and conditions as are  consistent  with this Agreement and as the
Master  Servicer  and the  Subservicer  have  agreed,  which  may not be  consistent  with the
Program  Guide.  With the  approval of the Master  Servicer,  a  Subservicer  may delegate its servicing  obligations to third-party  servicers,  but such  Subservicer will remain obligated under the related  Subservicing  Agreement.  The Master  Servicer and a Subservicer  may enter into amendments thereto or a different form of Subservicing  Agreement,  and the form referred to or  included in the  Program  Guide is merely  provided  for  information  and shall not be deemed to limit in any respect the  discretion of the Master  Servicer to modify or enter into different Subservicing  Agreements;  provided,  however, that any such amendments or different forms shall be  consistent  with and not violate the  provisions  of either this  Agreement or the Program Guide in a manner which would  materially  and  adversely  affect the interests of the  Certificateholders.  The Program Guide and any other Subservicing  Agreement entered into between the Master  Servicer and any  Subservicer  shall require the Subservicer to accurately and fully report its  borrower  credit  files to each of the Credit  Repositories  in a timely manner.

(b)     (See Section 3.02(b) of the Standard Terms)

Section 3.03 Successor Subservicers. (See Section 3.03 of the Standard Terms)

Section 3.04 Liability of the Master Servicer. (See Section 3.04 of the Standard Terms)

Section   3.05   No   Contractual    Relationship   Between   Subservicer   and   Trustee   or
     Certificateholders. (See Section 3.05 of the Standard Terms)

Section 3.06  Assumption or Termination of  Subservicing  Agreements by Trustee.  (See Section
     3.06 of the Standard Terms)

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account. (See
     Section 3.07 of the Standard Terms)

Section 3.08  Subservicing  Accounts;  Servicing  Accounts.  (See Section 3.08 of the Standard
     Terms)

Section 3.09 Access to Certain  Documentation  and  Information  Regarding the Mortgage Loans.
     (See Section 3.09 of the Standard Terms)

Section 3.10  Permitted  Withdrawals  from the  Custodial  Account.  (See  Section 3.10 of the
     Standard Terms)

Section 3.11  Maintenance of the Primary  Insurance  Policies;  Collections  Thereunder.  (See
     Section 3.11 of the Standard Terms)

Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity  Coverage.  (See Section
     3.12 of the Standard Terms)

Section 3.13  Enforcement of Due-on-Sale  Clauses;  Assumption  and  Modification  Agreements;
     Certain Assignments. (See Section 3.13 of the Standard Terms)

Section 3.14  Realization  Upon Defaulted  Mortgage  Loans.  (See Section 3.14 of the Standard
     Terms)

Section 3.15  Trustee to  Cooperate;  Release of  Custodial  Files.  (See  Section 3.15 of the
     Standard Terms)

Section 3.16 Servicing and Other Compensation; Compensating Interest. (See Section 3.16 of the
     Standard Terms)

Section 3.17 Reports to the Trustee and the Company. (See Section 3.17 of the Standard Terms)

Section 3.18   Annual Statement as to Compliance.  (See Section 3.18 of the Standard Terms)

Section 3.19   Annual Independent Public  Accountants'  Servicing Report. (See Section 3.19 of
                       the Standard Terms)

Section 3.20   Rights of the Company in Respect of the Master  Servicer.  (See Section 3.20 of
                       the Standard Terms)

Section 3.21   Administration of Buydown Funds.  (See Section 3.21 of the Standard Terms)

Section 3.22   Advance Facility.  (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                         PAYMENTS TO

                                      CERTIFICATEHOLDERS

Section 4.01   Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02   Distributions.

(a)     On each  Distribution  Date,  (x) the Master  Servicer on behalf of the Trustee or (y)
the Paying Agent appointed by the Trustee,  shall  distribute  (I) to the Master Servicer or a sub-servicer,  in the case of a  distribution  pursuant  to Section  4.02(a)(iii)  below,  the amount  required  to be  distributed  to the Master  Servicer  or a  sub-servicer  pursuant to
Section  4.02(a)(iii)  below,  and  (II) to  each  Certificateholder  of  record  on the  next preceding  Record  Date  (other  than  as  provided  in  Section  9.01 of the  Standard  Terms respecting  the  final  distribution),  either  (1) in  immediately  available  funds (by wire transfer or  otherwise)  to the account of such  Certificateholder  at a bank or other  entity having  appropriate  facilities  therefore,  if such  Certificateholder  has so  notified  the
Master  Servicer  or the Paying  Agent,  as the case may be, or (2) if such  Certificateholder has not so notified  the Master  Servicer  or the Paying  Agent by the Record  Date,  by check mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate
Register,  such  Certificateholder's  share  (which  share (A) with  respect  to each Class of
Certificates  (other than any Subclass of the Class A-V  Certificates),  shall be based on the aggregate of the Percentage  Interests  represented by  Certificates  of the applicable  Class held by such Holder or (B) with respect to any Subclass of the Class A-V  Certificates,  shall be equal to the amount (if any)  distributed  pursuant  to  Section  4.02(a)(i)  below to each
Holder of a Subclass  thereof) of the following  amounts,  in the following  order of priority
(subject  to the  provisions  of  Section  4.02(b)  below),  in each case to the extent of the
Available Distribution Amount:

(i)     to the Senior  Certificates (other than the Principal Only Certificates) on a pro rata basis based on the Accrued  Certificate  Interest  payable on such  Certificates  with respect to such Distribution  Date,  Accrued  Certificate  Interest on such Classes of
        Certificates (or Subclasses,  if any, with respect to the Class A-V  Certificates) for such  Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous  Distribution  Date, except as provided in the last paragraph of this Section 4.02(a);

(ii)    (X)           to the Class A-P  Certificates,  the  Class A-P  Principal  Distribution
        Amount (as defined in Section  4.02(b)(i)  herein),  until the  Certificate  Principal
        Balance of the Class A-P Certificates has been reduced to zero; and

                 (Y)  to the Senior Certificates  (other than the Class A-P Certificates),  in the  priorities  and  amounts  set  forth  in  Sections  4.02(b)(ii)  through
                 4.02(d),  the  sum  of the  following  (applied  to  reduce  the  Certificate
                 Principal Balances of such Senior Certificates, as applicable):

(A)     the Senior Percentage for such Distribution Date times the sum of the following:

(1)  the principal  portion of each Monthly  Payment due during the related Due Period on each
     Outstanding  Mortgage  Loan (other than the related  Discount  Fraction of the  principal portion  of such  payment  with  respect  to a Discount  Mortgage  Loan),  whether or not received on or prior to the related  Determination  Date, minus the principal  portion of any Debt Service  Reduction  (other than the related  Discount  Fraction of the principal portion of such Debt Service  Reductions  with respect to each  Discount  Mortgage  Loan)
     which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2)  the Stated  Principal  Balance of any  Mortgage  Loan  repurchased  during the  preceding calendar month (or deemed to have been so repurchased in accordance  with Section 3.07(b)
     of the Standard  Terms)  pursuant to Section 2.03 of this Series  Supplement  or Sections
     2.02, 2.04 or 4.07 of the Standard Terms and the amount of any shortfall deposited in the
     Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section  2.03 of this  Series  Supplement  or 2.04 of the  Standard  Terms  during the preceding  calendar  month  (other  than the  related  Discount  Fraction  of such Stated
     Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion  of all  other  unscheduled  collections  (other  than  Principal
     Prepayments  in Full and  Curtailments  and amounts  received in  connection  with a Cash
     Liquidation or REO Disposition of a Mortgage Loan described in Section  4.02(a)(ii)(Y)(B)
     of this Series Supplement,  including without limitation Insurance Proceeds,  Liquidation
     Proceeds and REO Proceeds) including Subsequent  Recoveries received during the preceding calendar month (or deemed to have been so received in accordance  with Section 3.07(b) of the  Standard  Terms) to the extent  applied  by the Master  Servicer  as  recoveries  of principal of the related  Mortgage  Loan  pursuant to Section 3.14 of the Standard  Terms
     (other than the related  Discount  Fraction of the principal  portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B)  with respect to each  Mortgage  Loan for which a Cash  Liquidation  or a REO  Disposition occurred during the preceding  calendar month (or was deemed to have occurred during such period in accordance  with Section  3.07(b) of the Standard  Terms) and did not result in any Excess  Special  Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or
     Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such
     Distribution  Date times the Stated  Principal  Balance of such Mortgage Loan (other than the related  Discount  Fraction of such Stated  Principal  Balance,  with respect to each
     Discount Mortgage Loan) and (b) the Senior Accelerated  Distribution  Percentage for such
     Distribution Date times the related unscheduled collections (including without limitation
     Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds) to the extent applied by the
     Master  Servicer as  recoveries  of principal of the related  Mortgage  Loan  pursuant to
     Section  3.14 of the  Standard  Terms  (in  each  case  other  than the  portion  of such unscheduled  collections,  with respect to a Discount Mortgage Loan,  included in Section
     4.02(b)(i)(C) of this Series Supplement);

(C)  the Senior  Accelerated  Distribution  Percentage  for such  Distribution  Date times the aggregate of all Principal  Prepayments in Full received in the related Prepayment Period and  Curtailments  received  in the  preceding  calendar  month  (other  than the related
     Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D)  any Excess Subordinate Principal Amount for such Distribution Date;

(E)  any amounts  described in  subsection  (ii)(Y),  clauses (A), (B) and (C) of this Section
     4.02(a),  as determined  for any previous  Distribution  Date,  which remain unpaid after application of amounts previously  distributed  pursuant to this clause (E) to the extent that such amounts are not  attributable  to Realized  Losses which have been allocated to the Subordinate Certificates; minus

(F)  the  Capitalization  Reimbursement  Amount  for such  Distribution  Date,  other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage
     Loan,  multiplied  by a  fraction,  the  numerator  of  which  is  the  Senior  Principal
     Distribution  Amount,  without  giving effect to this clause (F), and the  denominator of which is the sum of the principal  distribution  amounts for all Classes of  Certificates other than the Class A-P  Certificates,  without  giving effect to any reductions for the
     Capitalization Reimbursement Amount;

(iii)   if the Certificate  Principal  Balances of the Subordinate  Certificates have not been reduced to zero, to the Master  Servicer or a  Sub-Servicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in reimbursement  for any Advances or
        Sub-Servicer  Advances  previously  made  with  respect  to any  Mortgage  Loan or REO
        Property which remain  unreimbursed in whole or in part following the Cash Liquidation or REO  Disposition  of such Mortgage  Loan or REO  Property,  minus any such Advances that were made with  respect  to  delinquencies  that  ultimately  constituted  Excess
        Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary
        Losses;

(iv)    to the  Holders  of the Class  M-1  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v)     to the Holders of the Class M-1  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
        Date,  minus  (y)  the  amount  of  any  Class  A-P  Collection  Shortfalls  for  such
        Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available  pursuant to clause (x) of Sections  4.02(a)(vii),  (ix),
        (xi),  (xiii),  (xiv) and (xv) of this Series  Supplement are insufficient  therefore,
        applied  in  reduction  of  the  Certificate   Principal  Balance  of  the  Class  M-1
        Certificates;

(vi)    to the  Holders  of the Class  M-2  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii)   to the Holders of the Class M-2  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
        Date,  minus  (y)  the  amount  of  any  Class  A-P  Collection  Shortfalls  for  such
        Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts  available  pursuant to clause (x) of Sections  4.02(a)(ix),  (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient  therefore,  applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii)  to the  Holders  of the Class  M-3  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix)    to the Holders of the Class M-3  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
        Date  minus  (y)  the  amount  of  any  Class  A-P  Collection   Shortfalls  for  such
        Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(xi),  (xiii),
        (xiv) and (xv) of this  Series  Supplement  are  insufficient  therefore,  applied  in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x)     to the  Holders  of the Class  B-1  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi)    to the Holders of the Class B-1  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
        Date  minus  (y)  the  amount  of  any  Class  A-P  Collection   Shortfalls  for  such
        Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(xiii),  (xiv)
        and (xv) of this Series  Supplement are insufficient  therefore,  applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii)   to the  Holders  of the Class  B-2  Certificates,  the  Accrued  Certificate  Interest
        thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii)  to the Holders of the Class B-2  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
        Date  minus  (y)  the  amount  of  any  Class  A-P  Collection   Shortfalls  for  such
        Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(xiv) and (xv)
        of this Series  Supplement  are  insufficient  therefore,  applied in reduction of the
        Certificate Principal Balance of the Class B-2 Certificates;

(xiv)   to the  Holders  of the Class B-3  Certificates,  an amount  equal to (x) the  Accrued
        Certificate  Interest thereon for such Distribution Date, plus any Accrued Certificate
        Interest  thereon  remaining  unpaid from any previous  Distribution  Date,  except as provided below,  minus (y) the amount of any Class A-P Collection  Shortfalls for such
        Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts  available  pursuant to clause (x) of Section  4.02(a)(xv)  of this
        Series Supplement are insufficient therefore;

(xv)    to the Holders of the Class B-3  Certificates,  an amount equal to (x) the Subordinate
        Principal  Distribution  Amount for such Class of Certificates  for such  Distribution
        Date  minus  (y)  the  amount  of  any  Class  A-P  Collection   Shortfalls  for  such
        Distribution Date or remaining unpaid for all previous  Distribution Dates, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi)   to the Senior  Certificates,  in the  priority  set forth in  Section  4.02(b) of this
        Series  Supplement,  the  portion,  if  any,  of  the  Available  Distribution  Amount remaining  after  the  foregoing  distributions,  applied  to reduce  the  Certificate
        Principal  Balances  of such  Senior  Certificates,  but in no  event  more  than  the aggregate  of the  outstanding  Certificate  Principal  Balances of each such Class of
        Senior Certificates,  and thereafter,  to each Class of Subordinate  Certificates then outstanding  beginning with such Class with the Highest  Priority,  any portion of the
        Available  Distribution  Amount  remaining  after the  Senior  Certificates  have been retired,  applied to reduce the  Certificate  Principal  Balance of each such Class of
        Subordinate  Certificates,  but in no  event  more  than the  outstanding  Certificate
        Principal Balance of each such Class of Subordinate Certificates; and

(xvii)  to the Class R  Certificates,  the  balance,  if any,  of the  Available  Distribution
        Amount.

        Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of
Subordinate  Certificates  outstanding on such Distribution Date with the Lowest Priority,  or
in  the  event  the  Subordinate   Certificates   are  no  longer   outstanding,   the  Senior
Certificates,  Accrued  Certificate  Interest  thereon  remaining  unpaid  from  any  previous
Distribution  Date  will be  distributable  only to the  extent  that (1) a  shortfall  in the amounts  available to pay Accrued  Certificate  Interest on any Class of Certificates  results from an interest  rate  reduction in  connection  with a Servicing  Modification,  or (2) such unpaid Accrued  Certificate  Interest was attributable to interest  shortfalls relating to the failure of the Master  Servicer to make any  required  Advance,  or the  determination  by the
Master Servicer that any proposed  Advance would be a  Nonrecoverable  Advance with respect to the  related  Mortgage  Loan where such  Mortgage  Loan has not yet been the subject of a Cash
Liquidation or REO Disposition or the related  Liquidation  Proceeds,  Insurance  Proceeds and
REO Proceeds have not yet been distributed to the Certificateholders.

(b)     Distributions  of  principal  on the Senior  Certificates  on each  Distribution  Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i)     to the Class A-P  Certificates,  until the  Certificate  Principal  Balance thereof is reduced to zero, an amount (the "Class A-P Principal  Distribution  Amount")  equal to the aggregate of:

(A)  the related  Discount  Fraction of the principal  portion of each Monthly Payment on each
     Discount  Mortgage Loan due during the related Due Period,  whether or not received on or prior to the related  Determination  Date,  minus the Discount  Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B)  the related Discount Fraction of the principal portion of all unscheduled  collections on each Discount Mortgage Loan received during the preceding  calendar month or, in the case of  Principal  Prepayments  in Full,  during the related  Prepayment  Period  (other than amounts  received in connection with a Cash  Liquidation or REO Disposition of a Discount
     Mortgage Loan described in clause (C) below),  including  Principal  Prepayments in Full,
     Curtailments,  Subsequent Recoveries and repurchases  (including deemed repurchases under
     Section 3.07(b) of the Standard  Terms) of Discount  Mortgage Loans (or, in the case of a substitution  of a Deleted  Mortgage  Loan,  the  Discount  Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C)  in connection with the Cash  Liquidation or REO  Disposition of a Discount  Mortgage Loan
     that did not result in any Excess  Special  Hazard  Losses,  Excess Fraud Losses,  Excess
     Bankruptcy  Losses or  Extraordinary  Losses,  an amount  equal to the  lesser of (1) the applicable  Discount  Fraction of the Stated Principal  Balance of such Discount Mortgage
     Loan  immediately  prior to such  Distribution  Date and (2) the aggregate  amount of the collections  on such  Discount  Mortgage  Loan to the  extent  applied as  recoveries  of principal;

(D)  any amounts  allocable  to  principal  for any  previous  Distribution  Date  (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E)  the amount of any Class A-P  Collection  Shortfalls  for such  Distribution  Date and the amount  of any  Class  A-P  Collection  Shortfalls  remaining  unpaid  for  all  previous
     Distribution  Dates,  but only to the extent of the Eligible Funds for such  Distribution
     Date; minus

(F)  the related Discount Fraction of the portion of the Capitalization  Reimbursement  Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

(ii)    the  Senior  Principal  Distribution  Amount  shall  be  distributed  concurrently  as follows:

                                  (A)       10.5029381113%  of the amount described in Section
                        4.02(b)(ii) will be distributed to the Class A-3  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;
                        and

                                 (B)        89.4970618887%  of the amount described in Section
                        4.02(b)(ii) will be distributed in the following manner and priority:

                                    (1)     first,  to the  Class R  Certificates,  until  the
                                    Certificate  Principal  Balance  thereof has been  reduced to zero;

                                    (2)     second,  to the Class A-4, Class A-5 and Class A-6
                                    Certificates,   pro  rata,   in   accordance   with  their
                                    respective  Certificate  Principal  Balance,  an amount up to the Lockout Amount for that  Distribution  Date,  until the  Certificate  Principal  Balances  thereof  have  been reduced to zero;

                                    (3)     third, to the Class A-1 and A-2 Certificates,  pro
                                    rata,  in  accordance  with their  respective  Certificate
                                    Principal   Balance   until  the   Certificate   Principal
                                    Balances thereof have been reduced to zero;

                                    (4)     fourth, to the Class A-7  Certificates,  until the
                                    Certificate  Principal  Balance  thereof has been  reduced to zero;

                                    (5)     fifth,  to the Class A-8  Certificates,  until the
                                    Certificate  Principal  Balance  thereof has been  reduced to zero; and

                                    (6)     sixth,  to Class  A-4,  Class  A-5 and  Class  A-6
                                    Certificates,   pro  rata,   in   accordance   with  their
                                    respective   Certificate  Principal  Balance  and  without
                                    regard to the Lockout Amount for that  Distribution  Date, until the  Certificate  Principal  Balances  thereof  have been reduced to zero.

(c)     On or after the  occurrence  of the Credit  Support  Depletion  Date,  all  priorities relating  to  distributions  as  described  in Section  4.02(b) of this Series  Supplement  in respect of principal  among the Senior  Certificates  (other than the Class A-P  Certificates)
will be  disregarded,  and (i) an  amount  equal to the  Discount  Fraction  of the  principal portion of scheduled payments and unscheduled  collections  received or advanced in respect of the Discount Mortgage Loans minus the Discount  Fraction of the portion of the  Capitalization
Reimbursement  Amount  for  such  Distribution  Date  will be  distributed  to the  Class  A-P
Certificates,  (ii) the  Senior  Principal  Distribution  Amount  will be  distributed  to the remaining Senior  Certificates  (other than the Class A-P Certificates) pro rata in accordance with their  respective  outstanding  Certificate  Principal  Balances and (iii) the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

(d)     After the reduction of the Certificate  Principal Balances of the Senior  Certificates
(other  than the Class A-P  Certificates)  to zero but prior to the Credit  Support  Depletion
Date, the Senior  Certificates  (other than the Class A-P Certificates) will be entitled to no further  distributions  of principal  thereon and the  Available  Distribution  Amount will be paid  solely to the holders of the Class A-P  Certificates,  Class A-V  Certificates,  Class M
Certificates and Class B Certificates, in each case as described herein.

(e)     In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
Recoveries,  the Master Servicer shall deposit such funds into the Custodial  Account pursuant
to  Section   3.07(b)(iii)  of  the  Standard  Terms.  If,  after  taking  into  account  such
Subsequent  Recoveries,  the  amount  of a  Realized  Loss  is  reduced,  the  amount  of such
Subsequent  Recoveries  will be applied to increase the Certificate  Principal  Balance of the
Class of Subordinate  Certificates  with the Highest Priority to which Realized Losses,  other than  Excess  Bankruptcy  Losses,  Excess  Fraud  Losses,  Excess  Special  Hazard  Losses and
Extraordinary  Losses,  have  been  allocated,  but not by more than the  amount  of  Realized
Losses  previously  allocated  to that Class of  Certificates  pursuant to Section  4.05.  The amount of any  remaining  Subsequent  Recoveries  will be applied to increase the  Certificate
Principal  Balance  of the  Class of  Certificates  with the next  Lower  Priority,  up to the amount of such Realized Losses  previously  allocated to that Class of  Certificates  pursuant to Section  4.05.  Any  remaining  Subsequent  Recoveries  will in turn be applied to increase the Certificate  Principal  Balance of the Class of Certificates  with the next Lower Priority up to the amount of such Realized  Losses  previously  allocated to that Class of Certificates pursuant to Section  4.05,  and so on.  Holders of such  Certificates  will not be entitled to any payment in respect of Accrued  Certificate  Interest on the amount of such  increases  for any Interest  Accrual Period  preceding the  Distribution  Date on which such increase occurs.
Any such increases shall be applied to the Certificate  Principal  Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f)     The Classes of Exchangeable  Certificates  outstanding on any Distribution  Date shall be entitled to the  principal and interest  distributions  for such  Certificates  pursuant to this  Section  4.02.  In the event that any Class of  Exchangeable  Certificates  comprising a
Combination  Group are exchanged  for their related  Exchanged  Certificates,  such  Exchanged
Certificates  shall be entitled to the principal  distributions that would be allocable to the related  Exchangeable  Certificates  pursuant  to  this  Section  4.02  if  such  Exchangeable
Certificates  were  outstanding  on such  date.  Such  Exchanged  Certificates  shall  also be entitled to the combined Pass-Through Rate of the related Exchangeable Certificates.

(g)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder thereof,  and the Depository shall be solely  responsible for crediting the amount of such  distribution to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to  the  Certificate  Owners  that  it  represents  and to  each  indirect participating  brokerage firm (a "brokerage firm" or "indirect  participating firm") for which it acts as agent.  Each  brokerage  firm  shall be  responsible  for  disbursing  funds to the
Certificate Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the
Company or the Master  Servicer shall have any  responsibility  therefore  except as otherwise provided by this Series Supplement or applicable law.

(h)     Except as  otherwise  provided in Section 9.01 of the  Standard  Terms,  if the Master
Servicer  anticipates  that a final  distribution  with  respect to any Class of  Certificates will be made on a future  Distribution  Date, the Master Servicer shall, no later than 40 days prior to such final  distribution,  notify the Trustee and the Trustee shall, not earlier than the 15th day and not later  than the 25th day of the month  next  preceding  the month of such final  distribution,  distribute,  or cause to be  distributed to each Holder of such Class of
Certificates  a notice  to the  effect  that:  (i) the  Trustee  anticipates  that  the  final distribution  with  respect to such Class of  Certificates  will be made on such  Distribution
Date but only upon  presentation  and  surrender  of such  Certificates  at the  office of the
Trustee  or as  otherwise  specified  therein,  and  (ii) no  interest  shall  accrue  on such
Certificates  from and after the end of the  related  Interest  Accrual  Period.  In the event that  Certificateholders  required to surrender their Certificates pursuant to Section 9.01(c)
of the  Standard  Terms do not  surrender  their  Certificates  for  final  cancellation,  the
Trustee  shall cause funds  distributable  with respect to such  Certificates  to be withdrawn from the  Certificate  Account and  credited to a separate  escrow  account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

Section 4.03   Statements to Certificateholders;  Statements to Rating Agencies; Exchange Act
                       Reporting.

(a)     (See Section 4.03(a) of the Standard Terms)

(b)     (See Section 4.03(b) of the Standard Terms)

(c)     (See Section 4.03(c) of the Standard Terms)

(d)     (See Section 4.03(d) of the Standard Terms)

(e)     (See Section 4.03(e) of the Standard Terms)

(f)     (See Section 4.03(f) of the Standard Terms)

(g)     (See Section 4.03(g) of the Standard Terms)

(h)     (See Section 4.03(h) of the Standard Terms)

(i)     On each Distribution  Date, the Trustee shall either forward by mail or otherwise make available  to  Standard  &  Poor's,  a  statement  setting  forth  whether  any  exchanges  of
Exchangeable  Certificates  have taken place  since the  preceding  Distribution  Date and the percentage of any exchanges that have taken place.

Section 4.04   Distribution of Reports to the Trustee and the Company; Advances by the Master
                       Servicer.  (See Section 4.04 of the Standard Terms)

Section 4.05   Allocation of Realized Losses.

        Prior to each Distribution  Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation,  Servicing  Modification,
Debt Service  Reduction,  Deficient  Valuation or REO  Disposition  that  occurred  during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes  a reduction  of the  interest  rate on a  Mortgage  Loan,  the  amount of the  reduction  in the interest  portion of the Monthly  Payment  due during the  related  Due Period.  The amount of each  Realized  Loss shall be  evidenced  by an Officers'  Certificate.  All Realized  Losses,
other than Excess Special Hazard Losses,  Extraordinary  Losses,  Excess  Bankruptcy Losses or
Excess  Fraud  Losses,  shall be allocated as follows:  first,  to the Class B-3  Certificates until the  Certificate  Principal  Balance  thereof has been reduced to zero;  second,  to the
Class B-2  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  third, to the Class B-1 Certificates  until the Certificate  Principal  Balance thereof has been  reduced  to zero;  fourth,  to the Class  M-3  Certificates  until  the  Certificate
Principal  Balance  thereof has been  reduced to zero;  fifth,  to the Class M-2  Certificates until the  Certificate  Principal  Balance  thereof has been  reduced to zero;  sixth,  to the
Class M-1  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero; and,  thereafter,  if any such Realized  Losses are on a Discount  Mortgage Loan, to the
Class A-P  Certificates in an amount equal to the Discount  Fraction of the principal  portion thereof,  and the remainder of such  Realized  Losses on the Discount  Mortgage  Loans and the
entire amount of such Realized Losses on  Non-Discount  Mortgage Loans will be allocated among
all  the  Senior   Certificates   (other  than  the  Class  A-V  Certificates  and  Class  A-P
Certificates)  in the case of the  principal  portion  of such  loss on a pro rata  basis  and among all of the Senior  Certificates  (other than the Class A-P  Certificates) in the case of the  interest  portion  of such  loss on a pro  rata  basis,  as  described  below;  provided, however,  that (i) such  Realized  Losses  otherwise  allocable to the Class A-4  Certificates will be allocated to the Class A-5  Certificates  until the Certificate  Principal  Balance of the Class A-5  Certificates  has been reduced to zero,  (ii) such  Realized  Losses  otherwise allocable  to the Class  A-2  Certificates  will be  allocated  to the Class A-6  Certificates until the  Certificate  Principal  Balance of the Class A-2  Certificates  has been reduced to zero,  provided,  that,  the principal  portion of any such Realized  Losses  allocable to the
Class A-2  Certificates  will be limited to a maximum of an amount  equal to  $4,000,000  less any portion of the Class A-2  Certificates'  allocable share of Realized  Losses  allocated to the Class A-6 Certificates on prior  Distribution  Dates, (iii) such Realized Losses otherwise allocable  to the Class  A-7  Certificates  will be  allocated  to the Class A-6  Certificates until the  Certificate  Principal  Balance of the Class A-7  Certificates  has been reduced to zero,  provided,  that,  the principal  portion of any such Realized  Losses  allocable to the
Class A-7  Certificates  will be limited to a maximum of an amount equal to $218,000  less any portion of the Class A-7  Certificates'  allocable share of Realized  Losses  allocated to the
Class A-6  Certificates on prior  Distribution  Dates and (iv) such Realized Losses  otherwise allocable  to the Class  A-8  Certificates  will be  allocated  to the Class A-6  Certificates until the  Certificate  Principal  Balance of the Class A-8  Certificates  has been reduced to zero,  provided,  that,  the principal  portion of any such Realized  Losses  allocable to the
Class A-8  Certificates  will be limited to a maximum of an amount equal to $294,000  less any portion of the Class A-8  Certificates'  allocable share of Realized  Losses  allocated to the
Class A-6  Certificates on prior  Distribution  Dates.  Realized Losses allocated to the Class
A-6  Certificates  from any Class  A-2,  Class  A-7,  and Class A-8  Certificates  shall be in proportion  to the maximum  amount  allocable  therefrom  as  specified  above.  In  addition,
because  the  Class  A-9   Certificates   are  comprised  of  the  Class  A-5  and  Class  A-6
Certificates,  on any  Distribution  Date on which the Class A-9 Certificates are outstanding, certain  Realized  Losses on the Mortgage  Loans  otherwise  allocable to the Class A-2, Class
A-4, Class A-7 and Class A-8  Certificates  will be allocated to the Class A-9 Certificates in proportion to (a) the maximum amount  allocable  therefrom in case of the Class A-2, Class A-7 and Class A-8  Certificates  as set forth  above  and (b) the  initial  Certificate  Principal
Balance  of the Class A-5  Certificates  in the case of  Realized  Losses  allocable  from the
Class  A-4   Certificates,   until  the  Certificate   Principal  Balance  of  the  Class  A-9
Certificates has been reduced to zero.

        In addition, the Classes of Exchangeable  Certificates outstanding on any Distribution
Date shall bear the share of Realized Losses and interest  shortfalls  allocable to such Class of  Certificates  as provided in this Section 4.05 and the  definition of Accrued  Certificate
Interest.  In addition,  such Exchanged  Certificates  shall be allocated the Realized  Losses and  interest  shortfalls  that  would  be  allocable  to  each  of  the  Classes  of  related
Exchangeable  Certificates  in a  Combination  Group  pursuant  to this  Section  4.05 and the definition  of Accrued  Certificate  Interest were such Classes of  Exchangeable  Certificates outstanding on such date.

        On any Distribution Date,  Realized Losses will be allocated as set forth herein after distributions of principal on the Certificates as set forth herein.

        As used herein,  an  allocation  of a Realized Loss on a "pro rata basis" among two or more  specified  Classes of  Certificates  means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of  Certificates on the basis of their then outstanding  Certificate  Principal  Balances  prior to giving effect to  distributions  to be made on such  Distribution  Date in the case of the  principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest thereon payable on such Distribution Date (without regard to any  Compensating  Interest for such  Distribution  Date) in the case of an interest portion of a Realized Loss.  Except as provided in the following  sentence,  any allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to a Class of
Certificates  shall be made by  reducing  the  Certificate  Principal  Balance  thereof by the amount so allocated,  which allocation  shall be deemed to have occurred on such  Distribution
Date;  provided  that no such  reduction  shall  reduce the  aggregate  Certificate  Principal
Balance of the  Certificates  below the  aggregate  Stated  Principal  Balance of the Mortgage
Loans.  Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions) to the Subordinate  Certificates  then  outstanding with the Lowest Priority shall be made by operation of the  definition of  "Certificate  Principal  Balance" and by operation of the  provisions  of Section  4.02(a).  Allocations  of the  interest  portions  of Realized
Losses  (other than any  interest  rate  reduction  resulting  from a Servicing  Modification)
shall be made in  proportion  to the amount of Accrued  Certificate  Interest and by operation of the  definition of "Accrued  Certificate  Interest"  and by operation of the  provisions of
Section  4.02(a).  Allocations  of the interest  portion of a Realized Loss  resulting from an interest  rate  reduction  in  connection  with a  Servicing  Modification  shall  be  made by operation of the  provisions  of Section  4.02(a).  Allocations  of the  principal  portion of
Debt  Service  Reductions  shall be made by operation of the  provisions  of Section  4.02(a).
All Realized Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated among the  Certificates  of such Class in proportion to the Percentage  Interests evidenced  thereby;  provided that if any Subclasses of the Class A-V  Certificates  have been issued  pursuant to Section  5.01(c) of the Standard  Terms,  such  Realized  Losses and other losses  allocated to the Class A-V  Certificates  shall be allocated  among such Subclasses in proportion  to the  respective  amounts  of  Accrued  Certificate  Interest  payable  on  such
Distribution Date that would have resulted absent such reductions.

Section 4.06   Reports of  Foreclosures  and Abandonment of Mortgaged  Property.  (See Section
                       4.06 of the Standard Terms)

Section 4.07   Optional  Purchase  of  Defaulted  Mortgage  Loans.  (See  Section  4.07 of the
                       Standard Terms)

Section 4.08   Surety Bond.  (See Section 4.08 of the Standard Terms)

ARTICLE V

                                       THE CERTIFICATES

Section 5.01   The Certificates.  (See Section 5.01 of the Standard Terms)

Section 5.02   Registration of Transfer and Exchange of Certificates.

(a)     (See Section 5.02(a) of the Standard Terms)

(b)     (See Section 5.02(b) of the Standard Terms)

(c)     (See Section 5.02(c) of the Standard Terms)

(d)     (See Section 5.02(d) of the Standard Terms)

(e)     (i) In the case of any Class B,  Class P,  Class SB or Class R  Certificate  presented for  registration  in the name of any Person,  either (A) the Trustee shall require an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Company and the Master  Servicer  to the effect that the  purchase  and holding of such Class B, Class
P, Class SB or Class R Certificate are permissible  under  applicable law, will not constitute or  result  in any  non-exempt  prohibited  transaction  under  Section 406  of  the  Employee
Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  or  Section 4975 of the Code
(or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in  addition to those undertaken in this
Agreement,  which  Opinion of Counsel  shall not be an expense of the Trustee,  the Company or the Master  Servicer  or (B) the  prospective  Transferee  shall be  required  to provide  the
Trustee,  the Company and the Master Servicer with a certification  to the effect set forth in paragraph six of Exhibit H (with respect to any Class B  Certificate) or  paragraph fifteen of
Exhibit  G-1  (with  respect  to any  Class R,  Class SB or Class P  Certificate),  which  the
Trustee may rely upon without further inquiry or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish  that such  Transferee or the  Person in whose  name such  registration  is  requested  either  (a) is  not an  employee benefit  plan or other  plan  subject to the  prohibited  transaction  provisions  of ERISA or
Section 4975 of the Code (each, a "Plan"), or any Person (including,  without  limitation,  an investment  manager,  a named  fiduciary  or a trustee of any  Plan) who is using plan assets, within  the  meaning  of the U.S.  Department  of Labor  regulation  promulgated  at 29 C.F.R.
Section 2510.3-101,  as  modified  by  Section  3(42) of  ERISA,  of any Plan to  effect  such acquisition  (each,  a "Plan  Investor") or  (b) in the case of any Class B  Certificate,  the following  conditions are satisfied:  (i) such  Transferee is an insurance  company,  (ii) the source of funds used to purchase or hold such  Certificate  (or any  interest  therein) is  an
"insurance  company  general  account"  (as  defined in U.S.  Department  of Labor  Prohibited
Transaction Class Exemption  ("PTCE") 95-60),  and (iii) the  conditions set forth in Sections
I and III of PTCE 95-60 have been satisfied  (each entity that satisfies  this  clause (b),  a
"Complying Insurance Company").

(ii)    Any Transferee of a Class M Certificate  will be deemed to have  represented by virtue of its purchase or holding of such Certificate (or any interest  therein) that  either
        (a) such  Transferee  is not a Plan or a Plan  Investor,  (b) it has  acquired  and is
        holding   such   Certificate   in  reliance  on   Prohibited   Transaction   Exemption
        ("PTE") 94-29,  59 Fed. Reg. 14674 (March 29, 1994),  as most recently  amended by PTE
        2007-05,  72 Fed.  Reg.  13130 (March 20,  2007) (the  "RFC  Exemption"),  and that it understands  that  there  are  certain  conditions  to the  availability  of  the  RFC
        Exemption including that such Certificate must be rated, at the time of purchase,  not lower than  "BBB-" (or its  equivalent) by  Standard & Poor's,  Fitch,  Moody's,  DBRS
        Limited or DBRS, Inc. or (c) such Transferee is a Complying Insurance Company.

(iii)   (A)           If any Class M  Certificate  (or any  interest  therein) is  acquired or held by any  Person  that does not  satisfy  the  conditions  described  in  paragraph
        (ii) above,  then the last  preceding  Transferee  that either  (i) is not a Plan or a
        Plan Investor,  (ii) acquired  such  Certificate in compliance with the RFC Exemption, or (iii) is a Complying  Insurance Company shall be restored,  to the extent permitted by law, to all rights and obligations as Certificate Owner thereof  retroactive to the date of such  Transfer  of such Class M  Certificate.  The  Trustee  shall be under no liability  to any  Person  for making any  payments  due on such  Certificate  to such preceding Transferee.

                      (B)    Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or any interest  therein) was effected in violation of the restrictions in this Section 5.02(e) shall  indemnify and hold harmless the
               Company,  the Trustee, the Master Servicer,  any Subservicer,  each Underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(iv)    Any Purchaser of an allowable  combination of  Exchangeable  Certificates or Exchanged
        Certificates  will be deemed to have represented by virtue of its purchase and holding of such  Certificates (or any interest  therein) that either (a) it is not a Plan or a
        Plan Investor or (b) it has acquired and is holding such  Certificates  in reliance on the RFC Exemption  and that it  understands  that there are certain  conditions to the availability of the RFC Exemption  including that such  Certificates must be rated, at the time of the  exchange,  not lower than  "BBB-" (or its  equivalent)  by Standard &
        Poor's, Fitch, Moody's, DBRS Limited or DBRS, Inc.

(v)     Any Purchaser of a combination of Exchangeable  Certificates or Exchanged Certificates
        that is not eligible for exemptive  relief under the RFC  Exemption  will be deemed to have  represented by virtue of its purchase and holding of such  Certificates  (or any interest  therein)  that either (a) it is not a Plan or a Plan  Investor;  (b) it is a
        Complying  Insurance  Company;  or (c) it has  provided the Trustee with an Opinion of
        Counsel  acceptable  to and in form and  substance  satisfactory  to the Trustee,  the
        Company and the Master  Servicer to the effect that the  purchase  and holding of such
        Certificates by or on behalf of those entities are permissible  under  applicable law, will not  constitute or result in a non-exempt  prohibited  transaction  under Section
        406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent enactments),  and will not subject the Trustee, the Company and the Master Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or
        Section 4975 of the Code) in addition to those  undertaken  in this  Agreement,  which
        Opinion of Counsel  shall not be an expense of the Trustee,  the Company or the Master
        Servicer.

(f)     (See Section 5.02(f) of the Standard Terms)

(g)     (See Section 5.02(g) of the Standard Terms)

(h)     (See Section 5.02(h) of the Standard Terms)

Section 5.03   Mutilated,  Destroyed,  Lost or Stolen  Certificates.  (See Section 5.03 of the
                       Standard Terms)

Section 5.04   Persons Deemed Owners.  (See Section 5.04 of the Standard Terms)

Section 5.05   Appointment of Paying Agent.  (See Section 5.05 of the Standard Terms)

Section 5.06   U.S.A. Patriot Act Compliance.  (See Section 5.06 of the Standard Terms)

Section 5.07   Exchangeable Certificates.

(a)     Upon the  presentation  and  surrender by any  Certificateholder  of its  Exchangeable
Certificates or Exchanged Certificates,  as applicable,  in the appropriate combination as set forth on Exhibit Five, such Certificateholder  shall hereunder transfer,  assign, set over and otherwise convey to the Trustee,  all of such  Certificateholder's  right,  title and interest in and to such Exchangeable Certificates or Exchanged Certificates, as applicable.

               The   Exchangeable   and  Exchanged   Certificates   shall  be  transferred  in
uncertificated  form  to  the  Senior  Underwriter   pursuant  to  Section  3  of  the  Senior
Underwriting  Agreement.  The  Exchangeable  or  Exchanged  Certificates  in which the  Senior
Underwriter  does not take an initial  position in on the books of DTC shall be transferred by the Senior  Underwriter  to the  Trustee  to be held in trust.  Deutsche  Bank  Trust  Company
Americas,  acting in its capacity as Trustee,  acknowledges (i) the transfer and assignment to it of the uncertificated  Exchangeable or Exchanged Certificates,  as applicable,  pursuant to this Section  5.07 and Section 3 of the Senior  Underwriting  Agreement  and (ii) any transfer and  assignment of  uncertificated  Exchangeable  or Exchanged  Certificates,  as  applicable, pursuant to the foregoing  paragraph,  and hereby declares that it will hold the same in trust for the Certificateholders on the terms contained in this Agreement.

(b)     The Exchangeable  Certificates and Exchanged Certificates authorized by this Agreement shall have the  characteristics  specified or  determined  as set forth in Exhibit  Five,  and otherwise shall be subject to the terms and provisions set forth herein.

(c)     The Exchangeable Certificates and the Exchanged Certificates,  as applicable, shall be
exchangeable   on  the  books  of  DTC  for  the  Exchanged   Certificates   or   Exchangeable
Certificates,  as applicable,  on and after the Closing Date, in accordance with the terms and conditions set forth and otherwise in accordance with the procedures specified hereunder.

               In the case of each Combination  Group, the Exchangeable  Certificates shall be exchangeable for the Exchanged  Certificates  related to such Combination  Group in respective denominations  determined  based on the  proportion  that the  initial  Certificate  Principal
Balances of the Exchangeable  Certificates bear to the original Certificate  Principal Balance of the  related  Exchanged  Certificates,  as  set  forth  in  Exhibit  Five.  Upon  any  such exchange,  the portions of the  Exchangeable  Certificates  designated  for exchange  shall be deemed  exchanged and replaced by the  Exchanged  Certificates  issued in exchange  therefore.
Correspondingly,  Exchanged  Certificates  related  to a  Combination  Group  may  be  further
designated  for  exchange  for  the   Exchangeable   Certificates   (or  for  other  Exchanged
Certificates,  if  applicable)  related to a  Combination  Group in  respective  denominations determined  based on the proportion that the initial  Certificate  Principal  Balances of such
Exchanged   Certificates  bear  to  the  original   Certificate   Principal  Balances  of  the
Exchangeable  Certificates or the related Exchanged  Certificates,  in each case, as set forth in  Exhibit  Five.  There  shall  be no  limitation  on the  number  of  exchanges  authorized pursuant to this Section 5.07,  and,  except as provided  below,  no fee or other charge shall be payable to the Trustee or DTC in connection therewith.

               In order to effect an exchange of  Certificates,  the  Certificateholder  shall notify the Trustee and the Master  Servicer in writing,  substantially  in the form of Exhibit
S,      (including      by      e-mail      at      RFC.Exchangenotifications@db.com       and
MSDocumentDistribution@gmacrfc.com),  and  in  accordance  with  the  requirements  set  forth herein,  no earlier than the first  calendar day of the month of the  proposed  exchange  date and no later than three  Business Days before the proposed  exchange  date.  The exchange date will be subject to the  Trustee's  approval  but it can  generally  be any  Business Day other than the first and last  Business  Days of the month and  subject to the  preceding  sentence.
The notice must be on the  Certificateholder's  letterhead,  carry a medallion stamp guarantee and set  forth  the  following  information:  (i) the  CUSIP  number  of each  Certificate  or
Certificates  (as applicable) to be exchanged and Certificate or Certificates  (as applicable)
to be received;  (ii) the  outstanding  Certificate  Principal  Balance and/or Notional Amount
and the initial  Certificate  Principal  Balance and/or Notional Amount of the Certificates to
be  exchanged;  (iii) the DTC  participant  numbers to be debited  and  credited  and (iv) the
proposed   exchange  date.   After   receiving  the  notice,   the  Trustee  will  e-mail  the
certificateholder  wire payment  instructions  relating to the exchange  fee. The Trustee will utilize the Deposit  and  Withdrawal  System at DTC to  exchange  the  Certificates.  A notice becomes irrevocable on the second Business Day before the proposed exchange date.

               Notwithstanding  any other  provision  herein set forth, a fee shall be payable to the Trustee in connection  with each exchange  equal to $10,000.  Such fee must be received by the Trustee prior to the exchange date or such exchange shall not be effected.

               The Trustee shall make the first  distribution on an  Exchangeable  Certificate or an Exchanged  Certificate  received in an exchange  transaction on the Distribution Date in the  following  month to the  Certificateholder  of record as of the close of  business on the last day of the month of the exchange.

Section 5.08   Tax Status and Reporting of Exchangeable Certificates.

(a)     It is intended that the Grantor Trust be  classified  for federal  income tax purposes as a grantor trust under  Subpart E, part I of subchapter J of chapter 1 of the Code,  and the powers  granted and  obligations  undertaken  in this  Agreement  shall be  construed so as to further such  intent.  Under no  circumstances  shall the Trustee,  the Master  Servicer,  the
Company or the REMIC  Administrator  have the power to vary the  investments of the Holders of
Exchangeable  Certificates  or Exchanged  Certificates  in their related assets of the Grantor
Trust in order to take  advantage  of  variations  in the  market  to  improve  their  rate of return.  The Exchangeable  Certificates  and the Exchanged  Certificates  represent  undivided beneficial  ownership of the Grantor Trust  Uncertificated  REMIC Regular Interests identified as related to such Certificates in the definition of Uncertificated REMIC Regular Interests.
(b)     The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are  required  with  respect to the Grantor  Trust and  deliver  such Tax
Returns in a timely  manner to the Trustee,  and, if required by  applicable  law, the Trustee is directed to and shall sign and file such Tax Returns in a timely  manner.  The  expenses of preparing  such  returns  shall be borne  by the  REMIC  Administrator  without  any  right of reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify  and hold harmless the
Trustee with respect to any tax or liability  arising from the  Trustee's  signing of such Tax
Returns  that  contain  errors  or  omissions.  The  Trustee  and the  Master  Servicer  shall promptly  provide the REMIC  Administrator  with such  information as the REMIC  Administrator may from time to time request for the purpose of enabling the REMIC  Administrator  to prepare such Tax Returns.

(c)     Each  beneficial  owner of an  Exchangeable  Certificate  or an Exchanged  Certificate
shall be  deemed  to have  instructed  the  Trustee  to  deposit  the  related  Grantor  Trust
Uncertificated  REMIC Regular  Interests into the Grantor Trust.  The Trustee shall  establish and maintain a Grantor  Trust  Account.  On each  Distribution  Date,  the Master  Servicer on behalf of the Trustee (or the Paying Agent  appointed by the Trustee)  shall  deposit into the
Grantor  Trust  Account  all  amounts  deemed   distributed  with  respect  to  Grantor  Trust
Uncertificated REMIC Regular Interests pursuant to the provisions of Section 10.04(b).

(d)     The  Grantor  Trust is a WHFIT that is a WHMT.  The  Trustee  will  report as required under the WHFIT  Regulations  to the extent  such  information  is  reasonably  necessary.  To enable  the  Trustee  to do so, and to the extent  such  information  is not in the  Trustee's possession,  the REMIC  Administrator  shall  provide  such  information  to the  Trustee on a timely basis.  The Trustee is hereby  directed  pursuant to this  Agreement to assume that DTC is the only  "middleman"  (as such  term is  defined  in the  WHFIT  Regulations)  unless  the
Company or the Master  Servicer  notifies  the Trustee in writing of the  identities  of other
"middlemen" that are Holders of Exchangeable Certificates or Exchanged Certificates.

(e)     The Trustee will report required WHFIT  information  using the accrual method,  except to the extent the WHFIT  Regulations  specifically  require a  different  method.  The Trustee
will  be  under  no   obligation   to  determine   whether  any   Exchangeable   or  Exchanged
Certificateholder  or other  beneficial  owner of an Exchangeable  Certificate or an Exchanged
Certificate,   to  the  extent  the  Trustee  knows  of  any  other  beneficial  owner  of  an
Exchangeable  Certificate or an Exchanged  Certificate,  uses the cash or accrual method.  The
Trustee will make available  information as required by the WHFIT  Regulations to Exchangeable and Exchanged  Certificateholders  annually. In addition,  the Trustee will not be responsible or  liable  for  providing  subsequently  amended,  revised  or  updated  information  to  any
Exchangeable   or   Exchanged   Certificateholder,   unless   requested  in  writing  by  such
Certificateholder.

(f)     To the extent  required  by the WHFIT  Regulations,  the Trustee  will use  reasonable efforts  to  publish  on an  appropriate  website  the  CUSIP  Numbers  for  the  Exchangeable
Certificates  and the  Exchanged  Certificates.  The Trustee will make  reasonable  good faith efforts  to keep the  website  accurate  and  updated to the extent  CUSIP  Numbers  have been received.  The Trustee will not be liable for investor  reporting  delays that result from the receipt of inaccurate or untimely CUSIP Number information.

ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER
                            (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                           DEFAULT
                           (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                                    CONCERNING THE TRUSTEE
                           (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES
                            (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X

                                       REMIC PROVISIONS

Section 10.01  REMIC Administration.  (See Section 10.01 of the Standard Terms).

Section 10.02  Master  Servicer;  REMIC  Administrator  and  Trustee   Indemnification.   (See
                       Section 10.02 of the Standard Terms).

Section 10.03  Designation of REMIC(s).

        The REMIC  Administrator  will make an election to treat the entire segregated pool of assets  (including  the  Mortgage  Loans but  excluding  the  Initial  Monthly  Payment  Fund)
described  in the  definition  of Trust Fund,  and subject to this  Agreement,  as a REMIC for federal income tax purposes.

        The Uncertificated  REMIC Regular  Interests,  the rights in which will be represented by the related  Exchanged and  Exchangeable  Certificates,  as the case may be, the Class A-1,
Class A-2,  Class A-3,  Class A-7,  Class A-8,  Class A-P,  Class M-1,  Class M-2,  Class M-3,
Class  B-1,  Class B-2 and  Class  B-3  Certificates  and the  Uncertificated  Class A-V REMIC
Regular  Interests,  the  rights  in and to  which  will  be  represented  by  the  Class  A-V
Certificates,  will be "regular  interests" in the REMIC, and the Class R Certificates will be the sole class of  "residual  interests"  therein  for  purposes of the REMIC  Provisions  (as defined  in the  Standard  Terms)  under  federal  income  tax law.  On and  after the date of issuance  of any  Subclass  of Class A-V  Certificates  pursuant  to  Section  5.01(c)  of the
Standard Terms,  any such Subclass will represent the  Uncertificated  Class A-V REMIC Regular
Interest or Interests  specified by the initial Holder of the Class A-V Certificates  pursuant to said Section.

Section 10.04  Distributions on the Uncertificated Class A-V REMIC Regular Interests,
                       Uncertificated REMIC Regular Interests and the Certificated Regular
                       Interests.

(a)     On each  Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the  Uncertificated  Class  A-V  REMIC  Regular  Interests,  Uncertificated  Accrued
Interest on the  Uncertificated  Class A-V REMIC Regular Interests for such Distribution Date,
plus  any  Uncertificated   Accrued  Interest  thereon  remaining  unpaid  from  any  previous
Distribution Date.

(b)     On each  Distribution  Date the Trustee  shall be deemed to  distribute to the Grantor
Trust  Account  on behalf of the  Grantor  Trust as the  holder  of the  Uncertificated  REMIC
Regular  Interests,  the (i)  Uncertificated  Accrued  Interest  on the  Uncertificated  REMIC
Regular  Interests  for such  Distribution  Date,  plus any  Uncertificated  Accrued  Interest thereon  remaining unpaid from any previous  Distribution Date and (ii) an amount equal to the sum of the amounts of principal  distributable  on the Related Classes of Certificates for the
Uncertificated  REMIC Regular  Interests under Section 4.02(a) shall be deemed  distributed to
(A)Uncertificated  REMIC Regular  Interest A4, (B)  Uncertificated  REMIC Regular  Interest A5
and (C)  Uncertificated  REMIC  Regular  Interest  A6,  in each  case,  with the  amount to be distributed  allocated among such interests in accordance  with the priority  assigned to each
Related Class of  Certificates  under  Section 4.02(b),  (c) and (d) until the  Uncertificated
Principal Balance of each such interest is reduced to zero.

(c)     In  determining  from  time  to  time  the   Uncertificated   REMIC  Regular  Interest
Distribution  Amounts  and  Uncertificated  REMIC  Class  A-V  Regular  Interest  Distribution
Amounts:

(i)     Realized Losses allocated to the Class A-V Certificates  under  Section 4.05  shall be deemed  allocated  to the  Uncertificated  REMIC Class A-V Regular  Interests on a pro
        rata  basis  based on the  Uncertificated  Class A-V REMIC  Accrued  Interest  for the
        related Distribution Date;

(ii)    Realized Losses allocated to the Class A-4 Certificates  under  Section 4.05  shall be deemed allocated to Uncertificated REMIC Regular Interest A4;

(iii)   Realized Losses allocated to the Class A-5 Certificates  under  Section 4.05  shall be deemed allocated to Uncertificated REMIC Regular Interest A5; and

(iv)    Realized Losses allocated to the Class A-6 Certificates  under  Section 4.05  shall be deemed allocated to Uncertificated REMIC Regular Interest A6.

(d)     Notwithstanding  the  deemed  distributions  on the  Uncertificated  Class  A-V  REMIC
Regular  Interests  and  Uncertificated  REMIC  Regular  Interests  described  in this Section
10.04,  distributions  of funds from the Certificate  Account shall be made only in accordance with Section 4.02.

Section 10.05  Compliance with Withholding Requirements.

        Notwithstanding  any other  provision  of this  Agreement,  the  Trustee or any Paying
Agent,  as  applicable,  shall  comply with all federal  withholding  requirements  respecting payments to  Certificateholders,  including  interest or original issue  discount  payments or advances  thereof that the Trustee or any Paying Agent,  as  applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the  event  the  Trustee  or any  Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount  payments or advances  thereof to any  Certificateholder  pursuant  to  federal  withholding  requirements,  the  Trustee or any
Paying Agent,  as  applicable,  shall indicate the amount  withheld to such  Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02  Recordation  of  Agreement,  Counterparts.  (See Section  11.02 of the Standard
     Terms)

Section 11.03 Limitation on Rights of  Certificateholders.  (See Section 11.03 of the Standard
     Terms)

Section 11.04 Governing Laws. (See Section 11.04 of the Standard Terms)

Section 11.05  Notices.

        All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered at or mailed by  registered  mail,  postage  prepaid
(except  for  notices to the  Trustee  which shall be deemed to have been duly given only when received),  to the  appropriate  address for each  recipient  listed in the table below or, in each  case,  such  other  address  as may  hereafter  be  furnished  in  writing to the Master
Servicer, the Trustee and the Company, as applicable:

                 Recipient                         Address

Company                                      8400 Normandale Lake Boulevard
                                             Suite 250, Minneapolis, Minnesota 55437,
                                             Attention: President

Master Servicer                              2255 N. Ontario Street, Suite 400
                                             Burbank, California 91504-2130,
                                             Attention: Managing Director/Master Servicing
Trustee                                      Corporate Trust Office and Notices and Exchangeable Certificates
                                             1761 East St. Andrew Place
                                             Santa Ana, California 92705-4934
                                             Attention: Residential Funding Mortgage Securities I, Inc. Series 2007-S5
                                             The Trustee designates its offices for transfers and exchanges of physical certificates located at DB Services Tennessee, 648 Grassmere Park Road,
                                             Nashville, TN 37211-3658, Attn: Transfer Unit, for the purposes of Section 8.12 of the Standard Terms
Fitch Ratings                                One State Street Plaza
                                             New York, New York  10004

Moody's Investors Service, Inc.              99 Church Street, 4th Floor
                                             New York, New York  10007
Standard & Poor's                            55 Water Street
                                             New York, New York 10041

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class  mail,  postage  prepaid,  at the  address  of such  Holder as shown in the  Certificate
Register.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the  Certificateholder  receives such notice.

Section 11.06  Required  Notices to Rating Agency and  Subservicer.  (See Section 11.06 of the
     Standard Terms)

Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08 Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard
     Terms)

Section 11.09  Allocation of Voting Rights.

        98.0% of all Voting  Rights shall be allocated  among Holders of  Certificates,  other than the  Interest  Only  Certificates  and the Class R  Certificates,  in  proportion  to the outstanding  Certificate  Principal  Balances of their  respective  Certificates,  1.0% of all
Voting  Rights  shall be  allocated  among  the  Holders  of the  Class  A-V  Certificates  in accordance with their respective  Percentage  Interests and 1.0% of all Voting Rights shall be allocated among the Holders of the Class R Certificates  in accordance  with their  respective
Percentage Interests.

Section 11.10  No Petition.  (See Section 11.10 of the Standard Terms).

ARTICLE XII

                                COMPLIANCE WITH REGULATION AB

                           (SEE ARTICLE XII OF THE STANDARD TERMS)

        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized and their respective  seals,  duly attested,  to be hereunto  affixed,  all as of the day and year first above written.

[Seal]                                                       RESIDENTIAL FUNDING MORTGAGE
                                                             SECURITIES I, INC.

Attest:/s/Marquerite Steffes                                 By:/s/ Heather Anderson
Name: Marguerite Steffes                                     Name: Heather Anderson
Title:   Vice President                                      Title:   Vice President

[Seal]                                                       RESIDENTIAL FUNDING COMPANY, LLC

Attest: /s/ Heather Anderson                                 By: /s/ Marquerite Steffes
Name: Heather Anderson                                       Name: Marguerite Steffes
Title:   Associate                                           Title:   Associate

[Seal]                                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                             AS TRUSTEE

                                                             By:
Attest:                                                      Name:
Name:                                                        Title:
Title:

                                                             By:
                                                             Name:
                                                             Title:

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

               On the  _____  day of May,  2007  before  me, a notary  public  in and for said
State,  personally  appeared  Heather  Anderson,  known  to  me  to  be a  Vice  President  of
Residential  Funding Mortgage  Securities I, Inc., one of the  corporations  that executed the within  instrument,  and also known to me to be the person who  executed  it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            Notary Public

                                            ____________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

               On the ____  day of May,  2007  before  me,  a  notary  public  in and for said
State,  personally appeared Marguerite Steffes,  known to me to be an Associate of Residential
Funding  Company,  LLC,  one of the  limited  liability  companies  that  executed  the within instrument,  and also known to me to be the person who  executed it on behalf of said  limited liability  company,  and acknowledged to me that such limited  liability  company executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ______________________________

[Notarial Seal]

STATE OF                     )
                             ) ss.:
COUNTY OF                    )

               On the ___ day of May,  2007 before me, a notary  public in and for said State,
personally     appeared     _________________________,     known    to    me    to    be    an
_________________________  of  Deutsche  Bank  Trust  Company  Americas,  a New  York  banking corporation  that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said New York banking  corporation  and  acknowledged to me that such
New York banking corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            _____________________________

[Notarial Seal]

                                         EXHIBIT ONE

                                    MORTGAGE LOAN SCHEDULE

                          (AVAILABLE FROM THE COMPANY UPON REQUEST)

                                         EXHIBIT TWO

                                SCHEDULE OF DISCOUNT FRACTIONS

                          (AVAILABLE FROM THE COMPANY UPON REQUEST)

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
10844382     $227,426.73      5.970%             .5000%             $1,137.13
10879134     $486,478.24      5.970%             .5000%             $2,432.39
10884008     $74,808.17       5.345%             10.9167%           $8,166.56
10886734     $404,737.75      5.970%             .5000%             $2,023.69
10889148     $164,527.88      5.970%             .5000%             $822.64
10897158     $895,750.93      5.845%             2.5833%            $23,140.23
10901484     $1,080,000.00    5.970%             .5000%             $5,400.00
10914158     $304,749.56      5.970%             .5000%             $1,523.75
10926326     $266,446.94      5.970%             .5000%             $1,332.23
10928950     $507,517.99      5.970%             .5000%             $2,537.59
10928952     $446,975.49      5.970%             .5000%             $2,234.88
10932348     $340,768.47      5.845%             2.5833%            $8,803.19
10932978     $548,953.57      5.970%             .5000%             $2,744.77
10932982     $1,085,000.00    5.845%             2.5833%            $28,029.17
10933632     $323,692.58      5.970%             .5000%             $1,618.46
10933708     $499,460.12      5.595%             6.7500%            $33,713.56
10933848     $509,504.32      5.845%             2.5833%            $13,162.19
10934844     $1,118,138.06    5.970%             .5000%             $5,590.69
10935296     $130,500.00      5.720%             4.6667%            $6,090.00
10935304     $486,400.00      5.970%             .5000%             $2,432.00
10935538     $445,050.00      5.970%             .5000%             $2,225.25
10936016     $437,394.98      5.970%             .5000%             $2,186.97
10936754     $288,519.30      5.845%             2.5833%            $7,453.42
10936846     $464,000.00      5.970%             .5000%             $2,320.00
10937124     $266,250.00      5.845%             2.5833%            $6,878.13
10937126     $810,000.00      5.970%             .5000%             $4,050.00
10937128     $656,000.00      5.970%             .5000%             $3,280.00
10937256     $296,000.00      5.720%             4.6667%            $13,813.33
10937262     $1,188,000.00    5.970%             .5000%             $5,940.00
10937264     $514,000.00      5.845%             2.5833%            $13,278.33
10937686     $491,900.00      5.970%             .5000%             $2,459.50
10938602     $338,000.00      5.720%             4.6667%            $15,773.33
10938604     $380,000.00      5.470%             8.8333%            $33,566.67
10939030     $279,019.06      5.970%             .5000%             $1,395.10
10939600     $303,300.00      5.970%             .5000%             $1,516.50
10939904     $170,600.00      5.970%             .5000%             $853.00
10940942     $208,000.00      5.720%             4.6667%            $9,706.67
10941290     $1,500,000.00    5.970%             .5000%             $7,500.00
10941294     $508,450.00      5.970%             .5000%             $2,542.25
10942096     $240,000.00      5.970%             .5000%             $1,200.00
10942548     $299,400.00      5.970%             .5000%             $1,497.00
10942654     $228,400.00      5.470%             8.8333%            $20,175.33
10942976     $468,500.00      5.595%             6.7500%            $31,623.75
10943230     $279,200.00      5.970%             .5000%             $1,396.00
10943238     $263,900.00      5.720%             4.6667%            $12,315.33
10943832     $320,000.00      5.970%             .5000%             $1,600.00
10943836     $264,000.00      5.970%             .5000%             $1,320.00
10944274     $355,500.00      5.970%             .5000%             $1,777.50
10944514     $154,300.00      5.845%             2.5833%            $3,986.08
10945026     $1,225,450.00    5.970%             .5000%             $6,127.25
10945028     $181,500.00      5.595%             6.7500%            $12,251.25
10945582     $380,000.00      5.970%             .5000%             $1,900.00
10946248     $575,000.00      5.720%             4.6667%            $26,833.33
10946250     $455,600.00      5.970%             .5000%             $2,278.00
10947418     $539,200.00      5.845%             2.5833%            $13,929.33
10947430     $188,000.00      5.970%             .5000%             $940.00
10949304     $524,000.00      5.470%             8.8333%            $46,286.67
10949306     $1,164,000.00    5.970%             .5000%             $5,820.00
10949308     $600,000.00      5.970%             .5000%             $3,000.00
10950892     $480,000.00      5.720%             4.6667%            $22,400.00
10952518     $628,000.00      5.970%             .5000%             $3,140.00
10953664     $495,200.00      5.970%             .5000%             $2,476.00
11198135     $99,617.47       5.970%             .5000%             $498.09
11198353     $298,824.72      5.845%             2.5833%            $7,719.64
11200067     $448,151.29      5.595%             6.7500%            $30,250.21
11221427     $302,310.99      5.845%             2.5833%            $7,809.70
11225369     $231,112.59      5.970%             .5000%             $1,155.56
11229217     $246,953.41      5.845%             2.5833%            $6,379.63
11236085     $418,798.23      5.970%             .5000%             $2,093.99
11256857     $155,542.82      5.845%             2.5833%            $4,018.19
11264063     $439,398.43      5.970%             .5000%             $2,196.99
11266317     $324,070.06      5.970%             .5000%             $1,620.35
11274017     $190,888.36      5.970%             .5000%             $954.44
11274103     $527,404.33      5.845%             2.5833%            $13,624.61
11275773     $346,305.24      5.970%             .5000%             $1,731.53
11276881     $101,682.68      5.970%             .5000%             $508.41
11276973     $108,438.84      5.970%             .5000%             $542.19
11280281     $142,072.29      5.720%             4.6667%            $6,630.04
11287721     $252,177.81      5.720%             4.6667%            $11,768.30
11295967     $171,471.34      5.595%             6.7500%            $11,574.32
11296265     $311,338.43      5.845%             2.5833%            $8,042.91
11303103     $202,618.56      5.970%             .5000%             $1,013.09
11309277     $251,278.92      5.970%             .5000%             $1,256.39
11312533     $387,455.08      5.720%             4.6667%            $18,081.24
11312555     $382,847.45      5.720%             4.6667%            $17,866.21
11313067     $325,513.00      5.845%             2.5833%            $8,409.09
11318649     $106,893.25      5.970%             .5000%             $534.47
11325033     $146,720.32      5.970%             .5000%             $733.60
11325303     $74,857.29       5.970%             .5000%             $374.29
11327397     $229,553.26      5.970%             .5000%             $1,147.77
11337243     $131,748.85      5.970%             .5000%             $658.74
11337255     $144,724.12      5.970%             .5000%             $723.62
11339735     $299,429.22      5.970%             .5000%             $1,497.15
11339827     $166,083.41      5.970%             .5000%             $830.42
11341705     $648,065.15      5.970%             .5000%             $3,240.33
11343005     $199,619.49      5.970%             .5000%             $998.10
11343313     $349,334.09      5.970%             .5000%             $1,746.67
11345857     $499,048.69      5.970%             .5000%             $2,495.24
11358891     $504,039.16      5.970%             .5000%             $2,520.20
11369175     $496,000.00      5.345%             10.9167%           $54,146.67
11394665     $754,781.44      5.845%             2.5833%            $19,498.52
11394719     $564,201.45      5.720%             4.6667%            $26,329.40
11394793     $598,047.83      5.845%             2.5833%            $15,449.57
11394803     $483,578.57      5.845%             2.5833%            $12,492.45
11394805     $697,997.01      5.970%             .5000%             $3,489.99
11394807     $1,331,119.24    5.970%             .5000%             $6,655.60
11394821     $498,489.53      5.970%             .5000%             $2,492.45
11394823     $515,326.13      5.845%             2.5833%            $13,312.59
11394833     $897,424.75      5.970%             .5000%             $4,487.12
11394835     $498,499.24      5.720%             4.6667%            $23,263.30
11394849     $550,420.52      5.970%             .5000%             $2,752.10
11394859     $997,955.91      5.595%             6.7500%            $67,362.02
11394865     $716,918.38      5.970%             .5000%             $3,584.59
11394917     $516,990.49      5.845%             2.5833%            $13,355.59
11394919     $534,648.47      5.970%             .5000%             $2,673.24
11394923     $793,474.72      5.970%             .5000%             $3,967.37
11394945     $461,371.40      5.845%             2.5833%            $11,918.76
11396859     $929,956.90      5.845%             2.5833%            $24,023.89
11396879     $537,555.44      5.970%             .5000%             $2,687.78
11396901     $426,666.86      5.845%             2.5833%            $11,022.23
11397097     $598,830.70      5.845%             2.5833%            $15,469.79
11397107     $500,000.00      5.720%             4.6667%            $23,333.33
11397115     $717,815.11      5.845%             2.5833%            $18,543.56
11397121     $512,998.31      5.845%             2.5833%            $13,252.46
11397151     $642,112.62      5.845%             2.5833%            $16,587.91
11397169     $741,871.13      5.970%             .5000%             $3,709.36
11398977     $367,843.79      5.970%             .5000%             $1,839.22
11400339     $138,758.85      5.720%             4.6667%            $6,475.41
11402535     $523,003.03      5.970%             .5000%             $2,615.02
11402611     $543,847.30      5.970%             .5000%             $2,719.24
11404229     $548,953.55      5.970%             .5000%             $2,744.77
11408909     $459,563.53      5.970%             .5000%             $2,297.82
11411355     $416,604.33      5.970%             .5000%             $2,083.02
11412609     $828,820.06      5.970%             .5000%             $4,144.10
11412669     $639,168.42      5.970%             .5000%             $3,195.84
11412671     $465,113.38      5.970%             .5000%             $2,325.57
11412825     $496,000.00      5.970%             .5000%             $2,480.00
11413299     $464,000.00      5.970%             .5000%             $2,320.00
11413377     $428,709.36      5.720%             4.6667%            $20,006.44
11413903     $274,732.72      5.845%             2.5833%            $7,097.26
11419215     $824,434.92      5.845%             2.5833%            $21,297.90
11427185     $416,804.40      5.970%             .5000%             $2,084.02
11427857     $499,025.58      5.845%             2.5833%            $12,891.49
11427895     $443,603.33      5.970%             .5000%             $2,218.02
11427915     $621,380.80      5.720%             4.6667%            $28,997.77
11427921     $599,402.70      5.720%             4.6667%            $27,972.13
11427923     $548,552.52      5.970%             .5000%             $2,742.76
11427933     $420,000.00      5.970%             .5000%             $2,100.00
11427951     $555,867.58      5.970%             .5000%             $2,779.34
11427953     $632,000.00      5.970%             .5000%             $3,160.00
11427955     $547,480.04      5.970%             .5000%             $2,737.40
11427979     $982,294.34      5.845%             2.5833%            $25,375.94
11427999     $599,430.70      5.970%             .5000%             $2,997.15
11428031     $398,602.79      5.720%             4.6667%            $18,601.46
11428045     $560,000.00      5.970%             .5000%             $2,800.00
11428053     $417,000.00      5.970%             .5000%             $2,085.00
11428061     $499,525.58      5.970%             .5000%             $2,497.63
11428063     $435,586.30      5.970%             .5000%             $2,177.93
11428077     $479,017.00      5.720%             4.6667%            $22,354.13
11429851     $494,882.10      5.970%             .5000%             $2,474.41
11429891     $532,494.27      5.970%             .5000%             $2,662.47
11430591     $830,511.23      5.970%             .5000%             $4,152.56
11431661     $474,549.30      5.970%             .5000%             $2,372.75
11433105     $499,525.58      5.970%             .5000%             $2,497.63
11434573     $992,152.92      5.970%             .5000%             $4,960.76
11434575     $547,429.09      5.970%             .5000%             $2,737.15
11434591     $649,352.92      5.720%             4.6667%            $30,303.14
11434597     $849,193.48      5.970%             .5000%             $4,245.97
11434607     $465,824.58      5.595%             6.7500%            $31,443.16
11434609     $531,495.21      5.970%             .5000%             $2,657.48
11436025     $649,377.28      5.920%             1.3333%            $8,658.36
11436665     $604,425.95      5.970%             .5000%             $3,022.13
11436769     $549,465.43      5.845%             2.5833%            $14,194.52
11436869     $998,029.04      5.970%             .5000%             $4,990.15
11436901     $277,234.54      5.970%             .5000%             $1,386.17
11438131     $529,484.87      5.845%             2.5833%            $13,678.36
11439059     $816,186.67      5.720%             4.6667%            $38,088.71
11439227     $541,485.73      5.970%             .5000%             $2,707.43
11440057     $534,429.53      5.845%             2.5833%            $13,806.10
11440787     $649,382.25      5.970%             .5000%             $3,246.91
11442693     $351,641.12      5.595%             6.7500%            $23,735.78
11442723     $251,760.89      5.970%             .5000%             $1,258.80
11442817     $999,051.16      5.970%             .5000%             $4,995.26
11442863     $499,514.03      5.845%             2.5833%            $12,904.11
11442873     $489,923.36      5.845%             2.5833%            $12,656.35
11443229     $363,646.22      5.845%             2.5833%            $9,394.19
11445343     $489,600.00      5.970%             .5000%             $2,448.00
11445359     $354,654.96      5.845%             2.5833%            $9,161.92
11445383     $251,760.89      5.970%             .5000%             $1,258.80
11445435     $242,091.00      5.970%             .5000%             $1,210.46
11445447     $264,000.00      5.970%             .5000%             $1,320.00
11445575     $592,437.34      5.970%             .5000%             $2,962.19
11445603     $114,890.89      5.970%             .5000%             $574.45
11445665     $973,000.00      5.970%             .5000%             $4,865.00
11445929     $669,364.27      5.970%             .5000%             $3,346.82
11445935     $831,151.74      5.595%             6.7500%            $56,102.74
11445943     $563,198.28      5.845%             2.5833%            $14,549.29
11445951     $454,568.28      5.970%             .5000%             $2,272.84
11445953     $573,852.30      5.720%             4.6667%            $26,779.77
11445961     $471,552.14      5.970%             .5000%             $2,357.76
11445969     $487,536.97      5.970%             .5000%             $2,437.68
11445973     $576,972.03      5.970%             .5000%             $2,884.86
11445979     $735,267.30      5.720%             4.6667%            $34,312.47
11445983     $674,311.81      5.595%             6.7500%            $45,516.05
11445987     $427,185.68      5.970%             .5000%             $2,135.93
11445989     $568,915.50      5.970%             .5000%             $2,844.58
11445991     $439,162.84      5.970%             .5000%             $2,195.81
11445997     $614,758.58      5.845%             2.5833%            $15,881.26
11445999     $650,729.34      5.845%             2.5833%            $16,810.51
11446001     $566,866.27      5.720%             4.6667%            $26,453.76
11446009     $648,763.28      5.970%             .5000%             $3,243.82
11446013     $471,101.95      5.970%             .5000%             $2,355.51
11446017     $649,383.25      5.970%             .5000%             $3,246.92
11446029     $599,430.69      5.970%             .5000%             $2,997.15
11446035     $760,550.19      5.970%             .5000%             $3,802.75
11446039     $564,870.26      5.720%             4.6667%            $26,360.61
11446053     $429,591.99      5.970%             .5000%             $2,147.96
11446055     $489,535.06      5.970%             .5000%             $2,447.68
11446059     $542,963.82      5.970%             .5000%             $2,714.82
11446061     $465,136.49      5.720%             4.6667%            $21,706.37
11446065     $721,246.18      5.470%             8.8333%            $63,710.08
11446085     $947,148.60      5.720%             4.6667%            $44,200.27
11446089     $1,000,000.00    5.970%             .5000%             $5,000.00
11446091     $597,694.77      5.720%             4.6667%            $27,892.42
11446107     $999,028.06      5.845%             2.5833%            $25,808.22
11446111     $499,502.25      5.720%             4.6667%            $23,310.11
11446121     $999,051.16      5.970%             .5000%             $4,995.26
11446123     $487,037.44      5.970%             .5000%             $2,435.19
11447319     $500,000.00      5.720%             4.6667%            $23,333.33
11447419     $476,536.39      5.845%             2.5833%            $12,310.52
11447505     $425,000.00      5.970%             .5000%             $2,125.00
11447543     $416,594.70      5.845%             2.5833%            $10,762.03
11447905     $250,000.00      5.920%             1.3333%            $3,333.33
11449539     $466,535.10      5.720%             4.6667%            $21,771.64
11449577     $471,552.14      5.970%             .5000%             $2,357.76
11449589     $259,734.92      5.595%             6.7500%            $17,532.11
11449601     $711,807.49      5.845%             2.5833%            $18,388.36
11449603     $174,833.95      5.970%             .5000%             $874.17
11449645     $457,565.44      5.970%             .5000%             $2,287.83
11449865     $750,000.00      5.970%             .5000%             $3,750.00
13463435     $243,768.48      5.970%             .5000%             $1,218.84
13463503     $470,000.00      5.970%             .5000%             $2,350.00
13463553     $460,000.00      5.720%             4.6667%            $21,466.67
13463557     $549,450.00      5.720%             4.6667%            $25,641.00
13463693     $511,002.85      5.845%             2.5833%            $13,200.91
15464851     $409,000.00      5.970%             .5000%             $2,045.00
15464901     $950,000.00      5.970%             .5000%             $4,750.00
15464927     $668,000.00      5.970%             .5000%             $3,340.00
15464997     $588,000.00      5.970%             .5000%             $2,940.00
15465001     $427,000.00      5.470%             8.8333%            $37,718.33
15465071     $806,250.00      5.845%             2.5833%            $20,828.13
15465115     $373,500.00      5.970%             .5000%             $1,867.50
15466439     $228,000.00      5.970%             .5000%             $1,140.00
15466451     $599,500.00      5.970%             .5000%             $2,997.50
15466461     $330,000.00      5.720%             4.6667%            $15,400.00
15466479     $270,000.00      5.970%             .5000%             $1,350.00
15466525     $531,300.00      5.970%             .5000%             $2,656.50
15466585     $533,600.00      5.845%             2.5833%            $13,784.67
15466591     $423,750.00      5.845%             2.5833%            $10,946.88
17468749     $306,000.00      5.845%             2.5833%            $7,905.00
17468829     $520,000.00      5.970%             .5000%             $2,600.00
17468831     $1,000,000.00    5.845%             2.5833%            $25,833.33
17470001     $275,000.00      5.595%             6.7500%            $18,562.50
17470241     $315,200.00      5.970%             .5000%             $1,576.00
19024627     $532,000.00      5.720%             4.6667%            $24,826.67
19026097     $212,000.00      5.970%             .5000%             $1,060.00
19026217     $475,000.00      5.970%             .5000%             $2,375.00
19026247     $528,000.00      5.970%             .5000%             $2,640.00
19026277     $356,000.00      5.970%             .5000%             $1,780.00
19033571     $506,335.00      5.595%             6.7500%            $34,177.61
19033587     $699,335.80      5.970%             .5000%             $3,496.68
19033603     $471,900.00      5.970%             .5000%             $2,359.50
19033637     $747,272.99      5.845%             2.5833%            $19,304.55
19033645     $459,531.00      5.595%             6.7500%            $31,018.34
19033655     $579,300.00      5.720%             4.6667%            $27,034.00
19033741     $517,000.00      5.845%             2.5833%            $13,355.83
19033753     $607,000.00      5.845%             2.5833%            $15,680.83
19033761     $450,000.00      5.970%             .5000%             $2,250.00
19033769     $423,000.00      5.970%             .5000%             $2,115.00
19033775     $468,000.00      5.970%             .5000%             $2,340.00
19033801     $640,000.00      5.720%             4.6667%            $29,866.67
19033805     $624,000.00      5.845%             2.5833%            $16,120.00
19033807     $616,000.00      5.970%             .5000%             $3,080.00
19033809     $512,000.00      5.970%             .5000%             $2,560.00
19033819     $596,433.54      5.970%             .5000%             $2,982.17
19033837     $517,000.00      5.970%             .5000%             $2,585.00
19033857     $447,075.40      5.970%             .5000%             $2,235.38
19033867     $288,000.00      5.970%             .5000%             $1,440.00
19033877     $537,089.90      5.970%             .5000%             $2,685.45
19040335     $600,000.00      5.620%             6.3333%            $38,000.00
19050219     $228,800.00      5.720%             4.6667%            $10,677.33
19066821     $327,000.00      5.720%             4.6667%            $15,260.00
19066909     $541,300.00      5.595%             6.7500%            $36,537.75
19074217     $430,000.00      5.970%             .5000%             $2,150.00
19080545     $560,000.00      5.970%             .5000%             $2,800.00
19080621     $521,000.00      5.595%             6.7500%            $35,167.50
19080939     $542,520.19      5.595%             6.7500%            $36,620.11
19080949     $568,000.00      5.720%             4.6667%            $26,506.67
19080961     $450,272.36      5.970%             .5000%             $2,251.36
19080967     $559,442.52      5.720%             4.6667%            $26,107.32
19080971     $826,695.72      5.845%             2.5833%            $21,356.31
19080975     $884,139.84      5.845%             2.5833%            $22,840.28
19080977     $454,000.00      5.595%             6.7500%            $30,645.00
19080979     $423,000.00      5.845%             2.5833%            $10,927.50
19080985     $579,200.00      5.845%             2.5833%            $14,962.67
19080989     $464,000.00      5.845%             2.5833%            $11,986.67
19091689     $490,000.00      5.845%             2.5833%            $12,658.33
19091771     $620,000.00      5.845%             2.5833%            $16,016.67
19091959     $343,000.00      5.845%             2.5833%            $8,860.83
19093659     $926,409.00      5.720%             4.6667%            $43,232.42
19093669     $724,278.25      5.720%             4.6667%            $33,799.65
19093677     $766,771.77      5.970%             .5000%             $3,833.86
19101215     $1,000,000.00    5.970%             .5000%             $5,000.00
19101367     $595,000.00      5.970%             .5000%             $2,975.00
19101431     $615,000.00      5.970%             .5000%             $3,075.00
19101459     $284,000.00      5.970%             .5000%             $1,420.00
19101483     $464,400.00      5.595%             6.7500%            $31,347.00
19108283     $189,000.00      5.970%             .5000%             $945.00
19108347     $528,000.00      5.970%             .5000%             $2,640.00
19109289     $600,000.00      5.970%             .5000%             $3,000.00
19114879     $661,000.00      5.845%             2.5833%            $17,075.83
19114891     $200,000.00      5.970%             .5000%             $1,000.00
19114969     $600,000.00      5.970%             .5000%             $3,000.00
19115013     $242,000.00      5.970%             .5000%             $1,210.00
19115033     $504,000.00      5.970%             .5000%             $2,520.00
19115107     $273,000.00      5.720%             4.6667%            $12,740.00
19115177     $625,600.00      5.845%             2.5833%            $16,161.33
19115655     $554,460.57      5.845%             2.5833%            $14,323.56
19122759     $1,000,000.00    5.970%             .5000%             $5,000.00
19122779     $450,000.00      5.595%             6.7500%            $30,375.00
19122801     $150,000.00      5.720%             4.6667%            $7,000.00
19122825     $623,000.00      5.970%             .5000%             $3,115.00
19122893     $230,000.00      5.845%             2.5833%            $5,941.67
19122919     $460,000.00      5.970%             .5000%             $2,300.00
19131711     $522,500.00      5.970%             .5000%             $2,612.50
19145291     $709,000.00      5.970%             .5000%             $3,545.00
19145303     $442,500.00      5.970%             .5000%             $2,212.50
19145349     $450,000.00      5.845%             2.5833%            $11,625.00
19145375     $227,000.00      5.720%             4.6667%            $10,593.33
19145437     $800,000.00      5.970%             .5000%             $4,000.00
19145483     $300,000.00      5.720%             4.6667%            $14,000.00
19145513     $545,000.00      5.845%             2.5833%            $14,079.17
19145597     $152,000.00      5.595%             6.7500%            $10,260.00
19145715     $562,000.00      5.845%             2.5833%            $14,518.33
19145729     $575,000.00      5.845%             2.5833%            $14,854.17
19154541     $770,000.00      5.970%             .5000%             $3,850.00
19154561     $840,000.00      5.970%             .5000%             $4,200.00
19154617     $223,000.00      5.595%             6.7500%            $15,052.50
19154701     $583,000.00      5.845%             2.5833%            $15,060.83
19154703     $1,000,000.00    5.970%             .5000%             $5,000.00
19154707     $448,000.00      5.970%             .5000%             $2,240.00
19154715     $453,000.00      5.970%             .5000%             $2,265.00
19154721     $710,000.00      5.970%             .5000%             $3,550.00
19217239     $412,000.00      5.970%             .5000%             $2,060.00
19217747     $470,000.00      5.970%             .5000%             $2,350.00
19218833     $726,500.00      5.845%             2.5833%            $18,767.92
19281665     $548,000.00      5.970%             .5000%             $2,740.00
19282257     $840,000.00      5.970%             .5000%             $4,200.00
19282283     $459,000.00      5.970%             .5000%             $2,295.00
19282287     $500,000.00      5.720%             4.6667%            $23,333.33
19282291     $624,000.00      5.845%             2.5833%            $16,120.00
19282293     $447,500.00      5.970%             .5000%             $2,237.50
19282299     $417,000.00      5.970%             .5000%             $2,085.00
19282363     $440,000.00      5.845%             2.5833%            $11,366.67
19282373     $555,500.00      5.970%             .5000%             $2,777.50
19282383     $460,000.00      5.845%             2.5833%            $11,883.33
19282389     $581,000.00      5.970%             .5000%             $2,905.00
19282391     $490,000.00      5.720%             4.6667%            $22,866.67
19289211     $648,000.00      5.970%             .5000%             $3,240.00
19289281     $643,000.00      5.845%             2.5833%            $16,610.83
19289327     $450,000.00      5.970%             .5000%             $2,250.00
19289393     $415,000.00      5.970%             .5000%             $2,075.00
19296985     $1,000,000.00    5.970%             .5000%             $5,000.00
19305131     $534,800.00      5.970%             .5000%             $2,674.00
19317027     $560,248.74      5.970%             .5000%             $2,801.24

                                        EXHIBIT THREE
                                INFORMATION TO BE INCLUDED IN
                             MONTHLY DISTRIBUTION DATE STATEMENT

        (i)    the applicable Record Date, Determination Date and Distribution Date;

        (ii)   the aggregate  amount of payments  received with respect to the Mortgage Loans, including prepayment amounts;

        (iii)  the Servicing Fee and  Subservicing  Fee payable to the Master Servicer and the
Subservicer;

        (iv)   the amount of any other fees or  expenses  paid and the  identity  of the party receiving such fees or expenses;

        (v)    (a) the amount of such  distribution  to the  Certificateholders  of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (b) the aggregate  amount included therein representing Principal Prepayments;

        (vi)   the  amount of such  distribution  to  Holders  of such  Class of  Certificates allocable to interest;

        (vii)  if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were  sufficient  funds available therefore, the amount of the shortfall;

        (viii) the  aggregate  Certificate  Principal  Balance of each Class of  Certificates, before  and  after  giving  effect  to the  amounts  distributed  on such  Distribution  Date, separately  identifying  any reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

        (ix)   the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

        (x)    the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

        (xi)   if  applicable,  the Special  Hazard  Amount,  Fraud Loss Amount and Bankruptcy
Amount as of the close of business on the applicable Distribution Date;

         (xii) the number and Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to the distribution of principal on such  Distribution  Date and the number of Mortgage
Loans at the beginning and end of the preceding Due Period;

        (xiii) on the basis of the most recent reports furnished to it by  Sub-Servicers,  the number and Stated  Principal  Balances of Mortgage  Loans that are  Delinquent (A) 30-59 days,
(B)  60-89  days and (C) 90 or more  days and the  number  and  Stated  Principal  Balance  of
Mortgage Loans that are in foreclosure;

        (xiv)  the aggregate amount of Realized Losses for such Distribution Date;

        (xv)   the  amount,  terms and general  purpose of any Advance by the Master  Servicer pursuant to Section 4.04 of the Standard Terms;

        (xvi)  any material modifications,  extensions or waivers to the terms of the Mortgage
Loans during the Due Period or that have cumulatively become material over time;

        (xvii) any  material  breaches of  Mortgage  Loan  representations  or  warranties  or covenants in the Agreement.

        (xviii)the related Subordinate Principal Distribution Amount;

        (xix)  the  number,  Stated  Principal  Balance  and actual  principal  balance of REO
Properties;

        (xx)   the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each
Class of  Certificates,  after giving  effect to the  distribution  made on such  Distribution
Date;

        (xxi)  the Pass-Through Rate with respect to the Class A-V Certificates;

        (xxii) the Notional Amount with respect to each class of Interest Only Certificates;

        (xxiii)       the occurrence of the Credit Support Depletion Date;

        (xxiv) the  Senior  Accelerated   Distribution   Percentage  for  applicable  to  such
distribution;

        (xxv)  the Senior  Percentage and Subordinate  Class Percentage for such  Distribution
Date; and

In the case of  information  furnished  pursuant to clauses  (v) and (vi)  above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The Trustee's  internet website will initially be located at  https://www.tss.db.com/invr.  To receive this statement via first class mail, telephone the Trustee at 1-800-735-7777.

                                         EXHIBIT FOUR

                           STANDARD TERMS OF POOLING AND SERVICING
                             AGREEMENT DATED AS OF APRIL 1, 2007

     [See Standard Terms of Pooling and Servicing Agreement at Tab 4 of the closing set]

=======================================================================================================================================

                                                           STANDARD TERMS OF
                                                    POOLING AND SERVICING AGREEMENT

                                                       Dated as of April 1, 2007

                                            Residential Funding Mortgage Securities I, Inc.

                                                  Mortgage Pass-Through Certificates

=======================================================================================================================================

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the Company.42

         Section 2.04.         Representations and Warranties of Residential Funding............................44

         Section 2.05.         Execution and Authentication of Certificates/Issuance of Certificates Evidencing
                               Interests in REMIC I.............................................................46

         Section 2.06.         Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or Certificateholders50

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange
                               Act Reporting ...................................................................75

         Section 4.04.         Distribution of Reports to the Trustee and the Company; Advances by the Master

         Section 6.02.         Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and

         Section 9.01.         Optional Purchase by the Master Servicer of All Certificates; Termination Upon

EXHIBITS

Exhibit A:        Form of Class A Certificate
Exhibit A-I:      Form of Class X Certificate
Exhibit B:        Form of Class M Certificate
Exhibit C:        Form of Class B Certificate
Exhibit C-I:      Form of Class P Certificate
Exhibit C-II:     Form of Class SB Certificate
Exhibit D:        Form of Class R Certificate
Exhibit E:        Form of Seller/Servicer Contract
Exhibit F:        Forms of Request for Release
Exhibit G-1:      Form of Transfer Affidavit and Agreement
Exhibit G-2:      Form of Transferor Certificate
Exhibit H:        Form of Investor Representation Letter
Exhibit I:        Form of Transferor Representation Letter
Exhibit J:        Form of Rule 144A Investment Representation Letter
Exhibit K:        Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit L:        Form of Limited Guaranty
Exhibit M:        Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:        Request for Exchange Form
Exhibit O:        Form of Form 10-K Certification
Exhibit P:        Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:        Information to be Provided by the Master Servicer to the Rating  Agencies  Relating to Reportable  Modified  Mortgage
                  Loans
Exhibit R:        Servicing Criteria

         This is the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of April 1, 2007 (the  "Standard  Terms",  and as incorporated by reference into a Series  Supplement dated as of the date specified  therein,  the "Pooling and Servicing  Agreement" or
"Agreement"),  among  RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES I, INC., as the company  (together  with its permitted  successors and assigns,  the "Company"),  RESIDENTIAL  FUNDING COMPANY,  LLC, as master servicer (together with its permitted  successors and assigns, the "Master  Servicer"),  and the trustee  named in the  applicable  Series  Supplement  (together  with its permitted  successors  and assigns, the "Trustee").

                                                        PRELIMINARY STATEMENT:

         The Company intends to sell certain  mortgage  pass-through  certificates  (collectively,  the  "Certificates"),  to be issued under each  Agreement in multiple  classes,  which in the  aggregate  will  evidence the entire  beneficial  ownership  interest in the
Mortgage Loans.

         In  consideration  of the mutual  agreements  herein  contained,  the Company,  the Master  Servicer and the Trustee  agree as follows:

ARTICLE I

                                                              DEFINITIONS

Section 1.01    Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accretion Termination Date:  As defined in the Series Supplement.

         Accrual Certificates:  As defined in the Series Supplement.

         Accrued  Certificate  Interest:  With respect to each  Distribution  Date, as to any Class or Subclass of Certificates  (other than any Principal Only  Certificates),  interest accrued during the related Interest Accrual Period at the related  Pass-Through  Rate on the Certificate  Principal  Balance or Notional Amount thereof  immediately  prior to such Distribution  Date.  Accrued  Certificate
Interest  will be calculated on the basis of a 360-day year,  consisting  of twelve  30-day  months.  In each case Accrued  Certificate
Interest on any Class or Subclass of Certificates will be reduced by the amount of:

         (i)      Prepayment  Interest  Shortfalls  on all  Mortgage  Loans or, if the  Mortgage  Pool is comprised of two or more Loan
                  Groups,  on the  Mortgage  Loans in the related  Loan Group (to the extent not offset by the Master  Servicer  with a payment of Compensating Interest as provided in Section 4.01),

         (ii)     the interest portion  (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
                  Mortgage  Loan)) of  Realized  Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan
                  Groups,  on the Mortgage  Loans in the related Loan Group  (including  Excess  Special  Hazard  Losses,  Excess Fraud
                  Losses,  Excess Bankruptcy Losses and Extraordinary  Losses) not  allocated solely to one or more specific Classes of
                  Certificates pursuant to Section 4.05,

         (iii)    the interest  portion of Advances  that were  (A) previously  made with respect to a Mortgage Loan or REO Property on all Mortgage  Loans or, if the Mortgage  Pool is comprised of two or more Loan Groups,  on the Mortgage  Loans in the related Loan Group,  which remained  unreimbursed  following the Cash Liquidation or REO Disposition of such Mortgage
                  Loan or REO Property or (B) made with respect to delinquencies  that were ultimately  determined to be Excess Special
                  Hazard Losses,  Excess Fraud Losses,  Excess Bankruptcy  Losses or Extraordinary  Losses on all Mortgage Loans or, if
                  the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, and

         (iv)     any other interest  shortfalls  not covered by the  subordination  provided by the related Class M  Certificates  and related Class B Certificates,  including  interest that is not collectible from the Mortgagor  pursuant to the Relief
                  Act,

with all such reductions  allocated  (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate
Interest  payable on such  Distribution  Date absent such  reductions  or (B) if the  Mortgage  Pool is  comprised  of two or more Loan
Groups,  the related  Senior  Percentage  of such  reductions  among the related  Senior  Certificates  in proportion to the amounts of
Accrued Certificate  Interest payable from the related Loan Group on such Distribution Date absent such reductions,  with the remainder of such reductions  allocated among the holders of the related Class M Certificates  and the related Class B Certificates in proportion to their respective amounts of Accrued  Certificate  Interest payable on such Distribution Date absent such reductions.  In addition to that portion of the  reductions  described in the preceding  sentence that are  allocated to any Class of Class B  Certificates  or any
Class  of  Class M  Certificates,  Accrued  Certificate  Interest  on each  Class  of  Class B  Certificates  or each  Class of Class M
Certificates  will be reduced by the interest portion  (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

         Addendum and Assignment  Agreement:  The Addendum and  Assignment  Agreement,  dated as of January 31, 1995,  between MLCC and the Master Servicer.

         Additional  Collateral:  Any of the following held, in addition to the related Mortgaged Property,  as security for a Mortgage
Loan: (i) all money,  securities,  security  entitlements,  accounts,  general  intangibles,  payment rights,  instruments,  documents, deposit accounts,  certificates of deposit,  commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter  acquired which is pledged as security for the repayment of such Mortgage Loan,  (ii) third-party guarantees,  and (A) all money,  securities,  security  entitlements,  accounts,  general  intangibles,  payment  rights,  instruments, documents,  deposit  accounts,  certificates  of deposit,  commodities  contracts and other  investment  property and other property of whatever  kind or  description  now  existing or  hereafter  acquired  which is pledged as  collateral  for such  guarantee  or (B) any mortgaged  property  securing the  performance  of such  guarantee,  or (iii) such  other  collateral as may be set forth in the Series
Supplement.

         Additional Collateral Loan:  Each Mortgage Loan that is supported by Additional Collateral.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage  Loan and any date of  determination,  the Mortgage  Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Advance:  As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Advance Facility: As defined in Section 3.22.

         Advance Facility Notice: As defined in Section 3.22.

         Advance Facility Trustee: As defined in Section 3.22.

         Advancing Person: As defined in Section 3.22.

         Advance Reimbursement Amounts: As defined in Section 3.22.

         Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common control with such first
Person. For the purposes of this definition,  "control" means the power to direct the management and policies of such Person,  directly or  indirectly,  whether  through the  ownership  of voting  securities,  by contract or  otherwise;  and the terms  "controlling"  and
"controlled" have meanings correlative to the foregoing.

         Ambac:  Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

         Amount Held for Future  Distribution:  As to any  Distribution  Date and,  with respect to any Mortgage Pool that is comprised of two or more Loan Groups,  each Loan Group,  the total of the amounts held in the  Custodial  Account at the close of business on the preceding  Determination  Date on account  of  (i) Liquidation  Proceeds,  Subsequent  Recoveries,  Insurance  Proceeds,  Curtailments,
Mortgage  Loan  purchases  made  pursuant  to  Section 2.02,  2.03,  2.04 or 4.07 and  Mortgage  Loan  substitutions  made  pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds,  Insurance Proceeds and purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding  month in accordance  with
Section 3.07(b)),  and Principal  Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         Appraised Value: As to any Mortgaged  Property,  the lesser of (i) the  appraised value of such Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and (ii) the sales price of the Mortgaged  Property at such time of origination,  except in the case of a Mortgaged  Property  securing a refinanced or modified  Mortgage Loan as to which it is either the  appraised  value  determined  above or the appraised  value  determined  in an appraisal at the time of  refinancing  or modification, as the case may be.

         Assigned  Contracts:  With respect to any Pledged Asset Loan:  the Credit  Support  Pledge  Agreement;  the Funding and Pledge
Agreement,  among GMAC Mortgage,  LLC, National Financial  Services  Corporation and the Mortgagor or other person pledging the related
Pledged  Assets;  the  Additional  Collateral  Agreement,  between GMAC  Mortgage,  LLC and the Mortgagor or other person  pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

         Assignment:  An assignment  of the  Mortgage,  notice of transfer or equivalent  instrument,  in recordable  form,  sufficient under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage
Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument may be in the form of one or more  blanket  assignments  covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment  Agreement:  The Assignment and Assumption  Agreement,  dated the Closing Date, between Residential Funding and the
Company relating to the transfer and assignment of the Mortgage Loans.

         Assignment  Agreement and Amendment of Security  Instrument:  With respect to a Sharia  Mortgage Loan,  the agreement  between the consumer and the co-owner  pursuant to which all of the  co-owner's  interest as a beneficiary  under the related  Sharia  Mortgage
Loan Security  Instrument and the co-owner's  interest in the related Mortgaged  Property is conveyed to a subsequent owner,  which may take the form of an  "Assignment  Agreement" and an "Amendment of Security  Instrument"  or an  "Assignment  Agreement and Amendment of
Security Instrument", as applicable.

         Assignment of Proprietary  Lease:  With respect to a Cooperative  Loan, the assignment of the related  Cooperative  Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available  Distribution  Amount:  As to any Distribution  Date and, with respect to any Mortgage Pool comprised of two or more
Loan  Groups,  each Loan Group,  an amount  equal to (a) the sum of (i) the  amount  relating to the  Mortgage  Loans on deposit in the
Custodial Account as of the close of business on the immediately  preceding  Determination Date,  including any Subsequent  Recoveries, and amounts deposited in the Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the
amount of any  Advance  made on the  immediately  preceding  Certificate  Account  Deposit  Date,  (iii) any  amount  deposited  in the
Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of  Section 3.12(a),  (iv) any amount deposited in the Certificate  Account pursuant to Section 4.07  and any amounts  deposited in the Custodial  Account pursuant to
Section 9.01,  (v) any  amount that the Master  Servicer is not  permitted to withdraw from the  Custodial  Account or the  Certificate
Account  pursuant  to  Section 3.16(e),  (vi) any  amount  received  by the  Trustee  pursuant  to the  Surety  Bond in respect of such
Distribution  Date and  (vii) the  proceeds of any Pledged  Assets  received by the Master  Servicer,  reduced by (b) the sum as of the close of business on the  immediately  preceding  Determination  Date of (x) the Amount Held for Future  Distribution,  and (y) amounts permitted  to be withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage  Loans  pursuant to clauses
(ii)-(x),  inclusive, of Section 3.10(a).  Such amount shall be determined separately for each Loan Group.  Additionally,  with respect to any  Mortgage  Pool that is comprised  of two or more Loan  Groups,  if on any  Distribution  Date  Compensating  Interest  provided pursuant to  Section 3.16(e) is  less than Prepayment  Interest  Shortfalls incurred on the Mortgage Loans in connection with Principal
Prepayments  in Full  received  during  the  related  Prepayment  Period  and  Curtailments  made in the  prior  calendar  month,  such
Compensating  Interest shall be allocated on such Distribution Date to the Available  Distribution  Amount for each Loan Group on a pro rata basis in accordance with the respective  amounts of such  Prepayment  Interest  Shortfalls  incurred on the Mortgage Loans in such
Loan Group in respect of such Distribution Date.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Bankruptcy  Loss:  With respect to any Mortgage  Loan, a Deficient  Valuation or Debt Service  Reduction;  provided,  however, that neither a Deficient  Valuation  nor a Debt Service  Reduction  shall be deemed a Bankruptcy  Loss  hereunder so long as the Master
Servicer  has  notified  the  Trustee in writing  that the Master  Servicer  is  diligently  pursuing  any  remedies  that may exist in connection with the  representations  and warranties made regarding the related  Mortgage Loan and either (A) the related Mortgage Loan is not in default  with regard to payments due  thereunder  or  (B) delinquent  payments of  principal  and interest  under the related
Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow  payments in respect of such
Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee,  and designated as such in the Preliminary Statement to the Series Supplement.

         Business Day: Any day other than (i) a  Saturday or a Sunday or (ii) a day on which banking  institutions  in the State of New
York,  the State of  Michigan,  the State of  California  , the State of  Illinois or the State of  Minnesota  (and such other state or states in which the  Custodial  Account or the  Certificate  Account  are at the time  located) are  required or  authorized  by law or executive order to be closed.

         Buydown Funds: Any amount  contributed by the seller of a Mortgaged  Property,  the Company or other source in order to enable the Mortgagor to reduce the payments  required to be made from the  Mortgagor's  funds in the early years of a Mortgage  Loan.  Buydown
Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

         Buydown  Mortgage Loan: Any Mortgage Loan as to which a specified  amount of interest is paid out of related  Buydown Funds in accordance with a related buydown agreement.

         Capitalization  Reimbursement  Amount:  As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups,  each Loan Group,  the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of all Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan Groups,  on the Mortgage Loans in the related Loan Group, during the prior  calendar month and reimbursed to the Master  Servicer or Subservicer on or prior to such  Distribution  Date pursuant to  Section 3.10(a)(vii),  plus the  related  Capitalization  Reimbursement  Shortfall  Amount  remaining  unreimbursed  from any prior
Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date, provided,  however,  that the  Capitalization  Reimbursement  Amount shall at no time exceed five percent of the aggregate  Cut-Off Date Principal Balance of the
Mortgage  Loans (or, if the Mortgage  Pool is comprised of two or more Loan Groups,  on the Mortgage  Loans in the related Loan Group), unless such limit is increased from time to time with the consent of the Rating Agencies.

         Capitalization  Reimbursement  Shortfall  Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan  Groups,  each Loan Group,  the amount,  if any, by which the amount of Advances or  Servicing  Advances  that were added to the Stated Principal  Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups,  on the
Mortgage  Loans in the related  Loan Group)  during the  preceding  calendar  month  exceeds  the amount of  principal  payments on the
Mortgage  Loans  included in the  Available  Distribution  Amount (or, if the  Mortgage  Pool is  comprised of two or more Loan Groups,
Available Distribution Amount for the related Loan Group) for that Distribution Date.

         Call Rights:  As defined in Section 9.01(f).

         Cash  Liquidation:  As to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition  occurred,  a determination  by the Master  Servicer that it has received all Insurance  Proceeds,  Liquidation  Proceeds and other  payments or cash recoveries  which the Master  Servicer  reasonably  and in good faith expects to be finally  recoverable  with respect to such Mortgage
Loan.

         Certificate Account Deposit Date:  As to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a  Certificate  is  registered in the  Certificate  Register,  and, in respect of any Insured  Certificates,  the Certificate Insurer to the extent of Cumulative  Insurance  Payments,  except that neither a
Disqualified  Organization  nor a Non-United  States Person shall be a holder of a Class R Certificate  for purposes hereof and, solely for the purpose of giving any consent or direction  pursuant to this  Agreement,  any  Certificate,  other than a Class R  Certificate, registered  in the name of the Company,  the Master  Servicer or any  Subservicer  or any  Affiliate  thereof shall be deemed not to be outstanding and the Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting Rights  necessary to effect any such consent or direction has been  obtained.  All references herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating  members thereof,  except as otherwise specified herein;  provided,  however, that the  Trustee  shall be required  to  recognize  as a "Holder" or  "Certificateholder"  only the Person in whose name a  Certificate  is registered in the Certificate Register.

         Certificate Insurer:  As defined in the Series Supplement.

         Certificate Owner: With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a  Depository  Participant  acts as agent,  if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         Certificate  Principal Balance:  With respect to each Certificate  (other than any Interest Only Certificate),  on any date of determination, an amount equal to:

         (i)      the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii)     any Subsequent  Recoveries added to the Certificate  Principal Balance of such Certificate  pursuant to Section 4.02, plus

         (iii)    in the case of each Accrual  Certificate,  an amount equal to the aggregate Accrued Certificate Interest added to the
                  Certificate Principal Balance thereof prior to such date of determination, minus

         (iv)     the sum of  (x) the  aggregate  of all  amounts  previously  distributed  with  respect to such  Certificate  (or any
                  predecessor   Certificate) and   applied  to  reduce  the  Certificate   Principal   Balance   thereof   pursuant  to
                  Section 4.02(a) and  (y) the aggregate of all reductions in Certificate  Principal Balance deemed to have occurred in
                  connection  with  Realized  Losses  which  were  previously   allocated  to  such  Certificate  (or  any  predecessor
                  Certificate) pursuant to Section 4.05;

provided,  that the Certificate  Principal Balance of the Class of Subordinate  Certificates with the Lowest Priority at any given time shall be further  reduced by an amount equal to the Percentage  Interest  evidenced by such  Certificate  multiplied by the excess,  if any, of (A) the  then  aggregate  Certificate  Principal  Balance of all Classes of  Certificates  then  outstanding  over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

         Certificate  Register  and  Certificate   Registrar:   The  register  maintained  and  the  registrar  appointed  pursuant  to
Section 5.02.

         Class:  Collectively,  all of the  Certificates  bearing the same  designation.  The initial  Class A-V  Certificates  and any
Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

         Class A-P Certificate:  Any one of the Certificates designated as a Class A-P Certificate.

         Class A-P  Collection  Shortfall:  With respect to the Cash  Liquidation or REO  Disposition of a Discount  Mortgage Loan, any
Distribution  Date and,  with respect to any Mortgage  Pool  comprised  of two or more Loan Groups,  any Loan Group,  the excess of the
amount   described  in   Section 4.02(b)(i)(C)(1) (for   the  related  Loan  Group,  if  applicable)   over  the  amount  described  in
Section 4.02(b)(i)(C)(2).

         Class A-P Principal Distribution Amount:  As defined in Section 4.02.

         Class A-V Certificate:  Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

         Class B Certificate:  Any one of the Certificates  designated as a Class B-1  Certificate,  Class B-2 Certificate or Class B-3
Certificate.

         Class M Certificate:  Any one of the Certificates  designated as a Class M-1  Certificate,  Class M-2 Certificate or Class M-3
Certificate.

         Class P Certificate:  Any one of the Certificates designated as a Class P Certificate.

         Class SB Certificate:  Any one of the Certificates designated as a Class SB Certificate.

         Class X Certificate:  Any one of the Certificates designated as a Class X Certificate.

         Closing Date:  As defined in the Series Supplement.

         Code:  The Internal Revenue Code of 1986, as amended.

         Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any  Distribution  Date,  and, with respect to any Mortgage Pool  comprised of two or more Loan Groups,  each Loan Group,  an amount equal to Prepayment  Interest  Shortfalls  resulting from Principal  Prepayments in Full during the related  Prepayment  Period and  Curtailments  during the prior  calendar  month and included in the Available  Distribution
Amount  for such Loan  Group on such  Distribution  Date,  but not more  than the  lesser of  (a) one-twelfth  of 0.125% of the  Stated
Principal  Balance of the Mortgage  Loans or, if the Mortgage Pool is comprised of two or more Loan Groups,  the Mortgage  Loans in the related  Loan Group  immediately  preceding  such  Distribution  Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts held in the Custodial Account and the Certificate  Account and payable to the  Certificateholders  with respect to the Mortgage
Loans or, if the  Mortgage  Pool is  comprised  of two or more Loan  Groups,  the  Mortgage  Loans in the  related  Loan Group and such
Distribution  Date;  provided that for purposes of this  definition  the amount of the  Servicing  Fee will not be reduced  pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such paragraph.

         Cooperative:  A  private,  cooperative  housing  corporation  which  owns or  leases  land  and all or part of a  building  or buildings,  including  apartments,  spaces  used for  commercial  purposes  and  common  areas  therein  and whose  board of  directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative  Apartment:  A  dwelling  unit in a  multi-dwelling  building  owned or leased by a  Cooperative,  which  unit the
Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative  Lease:  With respect to a Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with respect to the
Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative  Loans:  Any of the Mortgage  Loans made in respect of a Cooperative  Apartment,  evidenced by a Mortgage Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative Stock Certificate,  (iii) an  assignment of the Cooperative Lease,
(iv) financing  statements and (v) a stock power (or other similar instrument),  and ancillary thereto, a recognition agreement between the  Cooperative and the originator of the  Cooperative  Loan,  each of which was  transferred and assigned to the Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative  Stock: With respect to a Cooperative Loan, the single outstanding class of stock,  partnership  interest or other ownership instrument in the related Cooperative.

         Cooperative Stock  Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument  evidencing the related Cooperative Stock.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Credit Support  Depletion Date: The first  Distribution  Date on which the Certificate  Principal  Balances of the Subordinate
Certificates have been reduced to zero.

         Credit  Support  Pledge  Agreement:  The Credit  Support  Pledge  Agreement,  dated as of November 24, 1998,  among the Master
Servicer,  GMAC  Mortgage,  LLC,  Combined  Collateral  LLC and The First  National Bank of Chicago (now known as JPMorgan  Chase Bank,
N.A.), as custodian.

         Cumulative Insurance Payments:  As defined in the Series Supplement.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The  custodial  account or accounts  created and  maintained  pursuant to  Section 3.07  in the name of a depository  institution,  as custodian  for the holders of the  Certificates,  for the holders of certain  other  interests in mortgage loans serviced or sold by the Master Servicer and for the Master  Servicer,  into which the amounts set forth in Section 3.07  shall be deposited directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An  agreement  that may be entered  into among the  Company,  the Master  Servicer,  the  Trustee and a
Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

         Custodial  File:  Any  mortgage  loan  document  in the  Mortgage  File that is  required  to be  delivered  to the Trustee or
Custodian pursuant to Section 2.01(b) of this Agreement.

         Custodian:  A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date  Principal  Balance:  As to any Mortgage  Loan, the unpaid  principal  balance  thereof at the Cut-off Date after giving effect to all  installments  of principal due on or prior thereto (or due during the month of the Cut-Off Date),  whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage  Loan, a reduction in the scheduled  Monthly  Payment for such Mortgage
Loan by a court of competent  jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction  constituting a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficient  Valuation:  With respect to any Mortgage  Loan, a valuation by a court of competent  jurisdiction  of the Mortgaged
Property  in an amount  less than the then  outstanding  indebtedness  under the  Mortgage  Loan,  or any  reduction  in the  amount of principal to be paid in connection with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

         Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any scheduled  due date remains  unpaid as of the close of business on the last  business day  immediately  prior to the next  following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately  prior to the second following  monthly  scheduled due date; and so on. The  determination  as to whether a Mortgage Loan falls into these  categories is made as of the close of business on the last  business  day of each month.  For example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Depository:  The  Depository  Trust  Company,  or any  successor  Depository  hereafter  named.  The  nominee  of the  initial
Depository for purposes of registering  those  Certificates  that are to be Book-Entry  Certificates is Cede & Co. The Depository shall at all times be a "clearing  corporation"  as defined in  Section 8-102(a)(5) of  the Uniform  Commercial Code of the State of New York
and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from time to time a
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Destroyed  Obligation to Pay: An Obligation  to Pay the original of which was  permanently  lost or destroyed and has not been replaced.

         Determination Date:  As defined in the Series Supplement.

         Discount  Fraction:  With respect to each Discount  Mortgage  Loan, the fraction  expressed as a percentage,  the numerator of which is the  Discount Net Mortgage  Rate minus the Net  Mortgage  Rate (or the initial Net Mortgage  Rate with respect to any Discount
Mortgage Loans as to which the Mortgage Rate is modified  pursuant to  3.07(a)) for  such Mortgage Loan and the denominator of which is the  Discount  Net Mortgage  Rate.  The  Discount  Fraction  with  respect to each  Discount  Mortgage  Loan is set forth as an exhibit attached to the Series Supplement.

         Discount  Mortgage  Loan:  Any Mortgage  Loan having a Net Mortgage  Rate (or the initial Net Mortgage  Rate) of less than the
Discount  Net  Mortgage  Rate per annum and any Mortgage  Loan deemed to be a Discount  Mortgage  Loan  pursuant to the  definition  of
Qualified Substitute Mortgage Loan.

         Discount Net Mortgage Rate:  As defined in the Series Supplement.

         Disqualified  Organization:  Any organization defined as a "disqualified  organization" under  Section 860E(e)(5) of the Code, and if not  otherwise  included,  any of the  following:  (i) the  United  States,  any State or  political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation  if all of its  activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors  is not selected by such governmental  unit), (ii) a foreign government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any  organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax  imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on  unrelated  business taxable income),  (iv) rural  electric and telephone  cooperatives  described in  Section 1381(a)(2)(C) of  the Code, (v) any "electing large  partnership,"  as defined in  Section 775(a) of  the Code and (vi) any  other Person so  designated by the Trustee based upon an
Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by such Person may cause the Trust Fund or any
Person having an Ownership  Interest in any Class of  Certificates  (other than such  Person) to  incur a liability for any federal tax imposed  under the Code that would not otherwise be imposed but for the Transfer of an Ownership  Interest in a Class R Certificate  to
such Person.  The terms "United States",  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date: The 25th day of any month beginning in the month  immediately  following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due Period on which the
Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

         Eligible  Account:  An  account  that  is  any  of the  following:  (i) maintained  with a  depository  institution  the  debt obligations  of which have been rated by each  Rating  Agency in its  highest  rating  available,  or (ii) an  account or accounts in a depository  institution in which such accounts are fully insured to the limits established by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered  to the Trustee and each  Rating  Agency) the  registered  Holders of  Certificates  have a claim with respect to the funds in such  account or a  perfected  first  security  interest  against  any  collateral  (which  shall be limited to
Permitted  Investments) securing  such  funds  that is  superior  to claims of any other  depositors  or  creditors  of the  depository institution  with which such  account is  maintained,  or  (iii) in  the case of the  Custodial  Account,  a trust  account or accounts maintained in the  corporate  trust  department  of the Trustee,  or (iv) in the case of the  Certificate  Account,  a trust account or accounts  maintained  in the  corporate  trust  department of the Trustee,  or (v) an  account or accounts of a depository  institution acceptable to each Rating  Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial  Account or the  Certificate  Account will not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

         Event of Default:  As defined in Section 7.01.

         Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

         Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         Excess  Special  Hazard Loss: Any Special Hazard Loss, or portion  thereof,  that exceeds the then  applicable  Special Hazard
Amount.

         Excess  Subordinate  Principal  Amount:  With respect to any Distribution  Date on which the aggregate  Certificate  Principal
Balance of the Class of  Subordinate  Certificates,  then  outstanding  with the Lowest  Priority is to be reduced to zero and on which
Realized  Losses are to be  allocated  to such class or  classes,  the  excess,  if any,  of (i) the  amount  that would  otherwise  be distributable  in respect of principal on such class or classes of  Certificates on such  Distribution  Date over (ii) the  excess,  if any, of the aggregate  Certificate  Principal  Balance of such class or classes of Certificates  immediately prior to such Distribution
Date over the  aggregate  amount of Realized  Losses to be allocated  to such  classes of  Certificates  on such  Distribution  Date as reduced by any amount  calculated  pursuant to  Section 4.02(b)(i)(E).  With respect to any  Mortgage  Pool that is comprised of two or more Loan Groups, the Excess  Subordinate  Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

         Exchange Act:  The Securities and Exchange Act of 1934, as amended.

         Extraordinary  Events:  Any of the  following  conditions  with  respect  to a  Mortgaged  Property  (or,  with  respect  to a
Cooperative  Loan,  the  Cooperative  Apartment) or  Mortgage Loan causing or resulting in a loss which causes the  liquidation of such
Mortgage Loan:

         (a)    losses that are of the type that would be covered by the fidelity bond and the errors and omissions  insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

         (b)    nuclear reaction or nuclear  radiation or radioactive  contamination,  all whether  controlled or  uncontrolled,  and whether such loss be direct or indirect,  proximate or remote or be in whole or in part caused by,  contributed  to or  aggravated by a peril covered by the definition of the term "Special Hazard Loss";

         (c)    hostile or warlike action in time of peace or war,  including action in hindering,  combating or defending against an actual, impending or expected attack:

                  1.       by any  government  or  sovereign  power,  de jure or de facto,  or by any  authority  maintaining  or using military, naval or air forces; or

                  2.       by military, naval or air forces; or

                  3.       by an agent of any such government, power, authority or forces;

         (d)    any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

         (e)    insurrection,  rebellion,  revolution,  civil  war,  usurped  power or  action  taken by  governmental  authority  in hindering,  combating  or defending  against such an  occurrence,  seizure or  destruction  under  quarantine  or customs  regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         Fannie Mae:  Federal  National  Mortgage  Association,  a federally  chartered and privately owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date: The Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant  to  Section 9.01,  which Final  Distribution  Date shall in no event be later than the end of the 90-day  liquidation  period described in Section 9.02.

         Fitch:  Fitch Ratings or its successor in interest.

         Foreclosure  Profits:  As to any Distribution  Date or related  Determination  Date and any Mortgage Loan, the excess, if any,
of  Liquidation   Proceeds,   Insurance   Proceeds  and  REO  Proceeds  (net  of  all  amounts   reimbursable   therefrom  pursuant  to
Section 3.10(a)(ii)) in  respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition  occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO  Disposition,  in  accordance  with  Section 3.14) plus  accrued  and unpaid  interest  at the  Mortgage  Rate on such unpaid principal  balance from the Due Date to which  interest  was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(f).

         Fraud Losses:  Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

         Freddie Mac: Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Highest  Priority:  As of  any  date  of  determination,  the  Class  of  Subordinate  Certificates  then  outstanding  with a
Certificate  Principal  Balance  greater  than zero,  with the  earliest  priority for  payments  pursuant to  Section 4.02(a),  in the following order:  Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

         Independent:  When used with  respect to any  specified  Person,  means such a Person  who (i) is in fact  independent  of the
Company,  the Master  Servicer and the Trustee,  or any  Affiliate  thereof,  (ii) does not have any direct  financial  interest or any material indirect  financial interest in the Company,  the Master Servicer or the Trustee or in an Affiliate thereof,  and (iii) is not connected with the Company,  the Master  Servicer or the Trustee as an officer,  employee,  promoter,  underwriter,  trustee,  partner, director or person performing similar functions.

         Initial  Certificate  Principal  Balance:  With respect to each Class of Certificates,  the Certificate  Principal  Balance of
such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

         Initial Monthly Payment Fund: An amount representing  scheduled  principal  amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period  commencing  subsequent  to the Cut-off  Date for those  Mortgage  Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

         Initial Notional  Amount:  With respect to any Class or Subclass of Interest Only  Certificates,  the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         Initial Subordinate Class Percentage:  As defined in the Series Supplement.

         Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance  Policy or any other related  insurance  policy covering a Mortgage Loan (excluding any Certificate  Policy (as defined in the Series  Supplement)),  to the extent such proceeds are payable to the mortgagee under the Mortgage,  any Subservicer,  the Master Servicer or the Trustee and are not
applied to the  restoration  of the related  Mortgaged  Property  (or,  with respect to a  Cooperative  Loan,  the related  Cooperative
Apartment) or  released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing  mortgage loans held for its own account.

         Insurer:  Any named  insurer  under any  Primary  Insurance  Policy  or any  successor  thereto  or the named  insurer  in any replacement policy.

         Interest Accrual Period:  As defined in the Series Supplement.

         Interest Only  Certificates:  A Class or Subclass of  Certificates  not entitled to payments of principal,  and  designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

         Interim Certification:  As defined in Section 2.02.

         Junior Certificateholder:  The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

         Junior  Class of  Certificates:  The Class of  Subordinate  Certificates  outstanding  as of the date of the  repurchase  of a
Mortgage Loan pursuant to Section 4.07 herein that has the Lowest Priority.

         Late  Collections:  With respect to any Mortgage Loan, all amounts  received  during any Due Period,  whether as late payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of
Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         Liquidation  Proceeds:  Amounts (other than Insurance  Proceeds) received by the Master Servicer in connection with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         Loan Group:  Any group of Mortgage  Loans  designated  as a separate  loan group in the Series  Supplement.  The  Certificates relating  to each Loan Group will be  designated  in the Series  Supplement.  If the  Mortgage  Pool is  comprised  of two or more Loan
Groups, any of such Loan Groups.

         Loan-to-Value  Ratio:  As of any date,  the  fraction,  expressed  as a  percentage,  the  numerator  of which is the  current principal  balance of the related  Mortgage Loan at the date of  determination  and the  denominator of which is the Appraised Value of the related Mortgaged Property.

         Lower Priority:  As of any date of  determination  and any Class of Subordinate  Certificates,  any other Class of Subordinate
Certificates  then outstanding  with a Certificate  Principal  Balance greater than zero, with later priority for payments  pursuant to
Section 4.02(a).

         Lowest  Priority:  As of any date of  determination,  the Class of Subordinate  Certificates  then outstanding with the latest priority for payments pursuant to  Section 4.02(a),  in the following order:  Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and
Class M-1 Certificates.

         Maturity  Date:  The latest  possible  maturity  date,  solely for  purposes of  Section 1.860G-1(a)(4)(iii) of  the  Treasury regulations,  by which the  Certificate  Principal  Balance of each Class of  Certificates  (other than the Interest Only  Certificates which have no Certificate  Principal  Balance) and each  Uncertificated  REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

         MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of
Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.
         MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Mortgage  Rate:  As to any Mortgage  Loan that is the subject of a Servicing  Modification,  the Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         Modified Net Mortgage  Rate:  As to any Mortgage Loan that is the subject of a Servicing  Modification,  the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan (including any REO  Property) and  any Due Date, the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable  thereto (after  adjustment,  if any, for
Curtailments and for Deficient Valuations  occurring prior to such Due Date but before any adjustment to such amortization  schedule by reason of any bankruptcy,  other than a Deficient Valuation,  or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative  Loan, the mortgage,  deed of trust or other  comparable  instrument  creating a first  lien on an estate in fee simple or  leasehold  interest  in real  property securing a Mortgage  Note.  With  respect to each  Obligation  to Pay  related to a Sharia  Mortgage  Loan,  the Sharia  Mortgage  Loan
Security Instrument.

         Mortgage File:  The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loans:  Such of the mortgage loans,  including any Sharia  Mortgage  Loans,  transferred and assigned to the Trustee pursuant  to  Section 2.01  as from  time to time are  held or  deemed  to be held as a part of the  Trust  Fund,  the  Mortgage  Loans originally so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage Loans held or deemed held as part of the Trust Fund including,  without  limitation,  (i) with respect to each Cooperative  Loan, the related Mortgage Note,
Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate,  Cooperative  Lease and Mortgage File and all
rights  appertaining  thereto,  (ii) with respect to each Sharia  Mortgage Loan, the related  Obligation to Pay,  Sharia  Mortgage Loan
Security  Instrument,  Sharia  Mortgage Loan  Co-Ownership  Agreement,  Assignment  Agreement and Amendment of Security  Instrument and
Mortgage File and all rights  appertaining  thereto and  (iii) with  respect to each  Mortgage Loan other than a Cooperative  Loan or a
Sharia Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  As defined in the Series Supplement.

         Mortgage Note:  The originally  executed note or other evidence of  indebtedness  evidencing the  indebtedness  of a Mortgagor under a Mortgage Loan,  together with any modification  thereto.  With respect to each Sharia Mortgage Loan, the related  Obligation to
Pay.

         Mortgage Pool:  The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

         Mortgage  Rate: As to any Mortgage Loan, the interest rate borne by the related  Mortgage  Note, or any  modification  thereto other than a Servicing  Modification.  As to any Sharia  Mortgage Loan, the profit factor  described in the related  Obligation to Pay, or any modification thereto other than a Servicing Modification.

         Mortgaged  Property:  The  underlying  real  property  securing a Mortgage Loan or, with respect to a  Cooperative  Loan,  the related Cooperative Lease and Cooperative Stock.

         Mortgagor:  The obligor on a Mortgage Note, or with respect to a Sharia Mortgage Loan, the consumer on an Obligation to Pay.

         Net Mortgage  Rate: As to each Mortgage  Loan, a per annum rate of interest  equal to the Adjusted  Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

         Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount Mortgage Loan.

         Non-Primary  Residence  Loans:  The Mortgage  Loans  designated as secured by second or vacation  residences,  or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance
Proceeds,  Liquidation  Proceeds,  REO Proceeds or amounts reimbursable to the Master Servicer pursuant to  Section 4.02(a) hereof.  To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing
Advances that are  outstanding  with respect to the related  Mortgage Loan as a result of a  modification  of such Mortgage Loan by the
Master  Servicer,  which forgives  amounts which the Master  Servicer or Subservicer had previously  advanced,  and the Master Servicer determines  that no other source of payment or  reimbursement  for such advances is available to it, such  Servicing  Advances shall be deemed to be Nonrecoverable  Advances.  The determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance would constitute a Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate delivered to the Company, the Trustee and any Certificate Insurer.

         Nonsubserviced  Mortgage  Loan:  Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a  Subservicing
Agreement.

         Notional Amount:  With respect to any Class or Subclass of Interest Only  Certificates,  an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

         Obligation to Pay: The originally  executed  obligation to pay or similar agreement  evidencing the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

         Officers'  Certificate:  A certificate  signed by the Chairman of the Board,  the  President or a Vice  President or Assistant
Vice  President,  or a Director or Managing  Director,  and by the  Treasurer,  the  Secretary,  or one of the Assistant  Treasurers or
Assistant  Secretaries  of the Company or the Master  Servicer,  as the case may be, and delivered to the Trustee,  as required by this
Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master  Servicer,  who may be counsel for the  Company or the  Master  Servicer,  provided  that any  opinion  of counsel  (i) referred  to in the  definition  of  "Disqualified
Organization"  or  (ii) relating  to the  qualification  of any REMIC formed under the Series  Supplement or compliance  with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Outstanding  Mortgage  Loan: As to any Due Date, a Mortgage Loan  (including an REO  Property) which  was not the subject of a
Principal  Prepayment in Full, Cash  Liquidation or REO  Disposition  and which was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

         Ownership  Interest:  As to any Certificate,  any ownership or security interest in such  Certificate,  including any interest in such Certificate as the Holder thereof and any other interest  therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

         Pass-Through Rate:  As defined in the Series Supplement.

         Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With respect to any Certificate (other than a Class R Certificate),  the undivided percentage ownership interest in the related  Class  evidenced  by such  Certificate,  which  percentage  ownership  interest  shall be equal to the Initial
Certificate  Principal  Balance thereof or Initial  Notional Amount (in the case of any Interest Only  Certificate) thereof  divided by the aggregate  Initial  Certificate  Principal  Balance or the aggregate of the Initial  Notional  Amounts,  as applicable,  of all the
Certificates of the same Class.  With respect to a Class R Certificate,  the interest in  distributions to be made with respect to such
Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed  as to principal  and interest by the United  States or any agency or  instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii)     repurchase  agreements  on  obligations  specified  in  clause (i) maturing  not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase such  obligations are at the time rated by each Rating Agency in its highest short-term rating available;

         (iii)    federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'  acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an  original  maturity  of more than 365 days or a remaining  maturity  of more than 30  days) denominated  in United
                  States dollars of any U.S. depository  institution or trust company  incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations  of such  depository  institution or trust company (or, if the only Rating Agency is Standard &
                  Poor's,  in the case of the principal  depository  institution  in a depository  institution  holding  company,  debt obligations of the depository  institution  holding  company) at  the date of acquisition  thereof have been rated by each Rating Agency in its highest  short-term rating available;  and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal  subsidiary of a bank holding  company and the debt  obligations of such subsidiary are not separately  rated,  the applicable  rating shall be that of the bank holding company;  and, provided further that, if the original  maturity of such short-term  obligations of a domestic branch of a foreign  depository  institution  or trust company shall exceed 30 days,  the  short-term  rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

         (iv)     commercial  paper and  demand  notes  (having  original  maturities  of not more than 365  days) of  any  corporation incorporated  under the laws of the United  States or any state  thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term  rating  available;  provided that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v)      a money  market  fund or a qualified  investment  fund rated by each Rating  Agency in its highest  long-term  rating available; and

         (vi)     other  obligations or securities  that are acceptable to each Rating Agency as a Permitted  Investment  hereunder and will not reduce  the rating  assigned  to any Class of  Certificates  by such  Rating  Agency  below the lower of the then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date by such Rating Agency,  as evidenced in writing;

provided,  however,  no instrument  shall be a Permitted  Investment if it  represents,  either  (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments  derived from obligations  underlying  such  instrument and the principal and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating available on  unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's,  and references  herein to the highest rating available on unsecured  commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and either A-1 by Standard & Poor's,  P-1 by Moody's or F-1 by Fitch in the case of Fitch;  provided,  however,  that any Permitted  Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the  following  additional  conditions:  (i) the  total  amount of debt from A-1 issuers must be limited to the  investment  of monthly  principal and interest  payments  (assuming fully  amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal  Balance of the Certificates and each investment must not mature beyond 30 days;  (iii) investments  in A-1 rated  securities  are not eligible for the Reserve Fund;  (iv) the terms of the debt must have a  predetermined  fixed  dollar  amount of principal  due at maturity  that cannot vary;  and (v) if the  investments  may be liquidated  prior to their  maturity or are being relied on to meet a certain  yield,  interest must be tied to a single  interest rate index plus a single fixed spread (if any) and must move  proportionately  with that index.  Any Permitted  Investment may be held by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States
Person.

         Person:  Any  individual,  corporation,  limited  liability  company,  partnership,  joint venture,  association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pledged  Amount:  With respect to any Pledged  Asset Loan,  the amount of money  remitted to Combined  Collateral  LLC, at the direction of or for the benefit of the related Mortgagor.

         Pledged  Asset  Loan:  Any  Mortgage  Loan  supported  by Pledged  Assets or such  other  collateral,  other than the  related
Mortgaged Property, set forth in the Series Supplement.

         Pledged  Assets:  With  respect to any  Mortgage  Loan,  all  money,  securities,  security  entitlements,  accounts,  general intangibles,  instruments,  documents,  certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description  pledged by Combined  Collateral LLC as security in respect of any Realized  Losses in connection  with such Mortgage Loan up to the Pledged  Amount for such Mortgage  Loan, and any related  collateral,  or such other  collateral as may be set forth in the Series Supplement.

         Pledged Asset Mortgage  Servicing  Agreement:  The Pledged Asset Mortgage Servicing  Agreement,  dated as of February 28, 1996 between MLCC and the Master Servicer.

         Pooling and  Servicing  Agreement or Agreement:  With respect to any Series,  this  Standard  Terms  together with the related
Series Supplement.

         Pool Stated Principal  Balance:  As to any Distribution  Date, the aggregate of the Stated Principal Balances of each Mortgage
Loan.

         Pool Strip Rate:  With respect to each  Mortgage  Loan,  a per annum rate equal to the excess of (a) the Net Mortgage  Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

         Prepayment  Distribution  Trigger:  With respect to any  Distribution  Date and any Class of Subordinate  Certificates  (other than the Class M-1 Certificates),  a test that shall be satisfied if the fraction (expressed as a  percentage) equal  to the sum of the
Certificate  Principal  Balances  of such  Class and each  Class of  Subordinate  Certificates  with a Lower  Priority  than such Class immediately  prior to such  Distribution  Date divided by the  aggregate  Stated  Principal  Balance of all of the  Mortgage  Loans (or
related  REO  Properties) immediately  prior to such  Distribution  Date is  greater  than or equal to the sum of the  related  Initial
Subordinate Class Percentages of such Classes of Subordinate Certificates.

         Prepayment  Interest  Shortfall:  As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an
REO  Property) that  was the subject of (a) a  Principal  Prepayment in Full during the portion of the related  Prepayment  Period that falls during the prior  calendar  month,  an amount equal to the excess of one month's  interest at the Net Mortgage  Rate (or Modified
Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of such Mortgage Loan over the amount of interest  (adjusted to the Net Mortgage  Rate (or Modified Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid  by the
Mortgagor for such month to the date of such Principal  Prepayment in Full or (b) a  Curtailment  during the prior calendar  month,  an amount equal to one month's  interest at the Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage
Loan) on the amount of such Curtailment.

         Prepayment  Period:  As to any Distribution  Date and Principal  Prepayment in Full, the period  commencing on the 16th day of the  month  prior  to the  month in which  that  Distribution  Date  occurs  and  ending  on the  15th day of the  month in which  such
Distribution Date occurs.

         Primary Insurance Policy:  Each primary policy of mortgage guaranty  insurance or any replacement  policy therefor referred to in Section 2.03(b)(iv) and (v).

         Principal Only Certificates:  A Class of Certificates not entitled to payments of interest,  and more specifically  designated as such in the Series Supplement.

         Principal  Prepayment:  Any payment of principal or other  recovery on a Mortgage  Loan,  including a recovery  that takes the form of Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months  subsequent to the month of prepayment.

         Principal  Prepayment in Full:  Any Principal  Prepayment of the entire  principal  balance of a Mortgage Loan that is made by the Mortgagor.

         Program Guide:  Collectively,  the Client Guide and the Servicer Guide for  Residential  Funding's  mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

         Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property) required  to be or  otherwise  purchased on any date pursuant to Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal  Balance thereof plus the principal  portion of any related  unreimbursed  Advances and (ii) unpaid  accrued interest at the Adjusted  Mortgage Rate (or Modified
Net Mortgage Rate plus the rate per annum at which the Servicing  Fee is  calculated  in the case of a Modified  Mortgage  Loan) (or at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) in the case of a purchase made by the
Master  Servicer) on the Stated Principal  Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential  Funding or the  Company  for a Deleted
Mortgage Loan which must, on the date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, with a copy to the Custodian,

         (i)      have an outstanding  principal  balance,  after deduction of the principal  portion of the monthly payment due in the month of substitution  (or in the case of a substitution of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate outstanding principal balance,  after such deduction),  not in excess of the Stated Principal Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by  Residential  Funding in the  Custodial
                  Account in the month of substitution);

         (ii)     have a Mortgage  Rate and a Net  Mortgage  Rate no lower than and not more than 1% per annum higher than the Mortgage
                  Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

         (iii)    have a Loan-to-Value  Ratio at the time of substitution no higher than that of the Deleted  Mortgage Loan at the time of substitution;

         (iv)     have a remaining term to stated  maturity not greater than (and not more than one year less than) that of the Deleted
                  Mortgage Loan;

         (v)      comply with each  representation  and  warranty  set forth in  Sections  2.03 and 2.04  hereof and  Section 4  of the
                  Assignment Agreement; and

         (vi)     have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding  any other  provisions  herein,  (x) with respect to any Qualified  Substitute  Mortgage Loan substituted for a Deleted
Mortgage Loan which was a Discount  Mortgage Loan, such Qualified  Substitute  Mortgage Loan shall be deemed to be a Discount  Mortgage
Loan and to have a Discount  Fraction equal to the Discount  Fraction of the Deleted  Mortgage Loan and (y) in the event that the "Pool
Strip Rate" of any Qualified  Substitute  Mortgage Loan as calculated  pursuant to the  definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

         (i)      the Pool Strip Rate of such Qualified  Substitute  Mortgage Loan shall be equal to the Pool Strip Rate of the related
                  Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

         (ii)     the  excess  of the Pool  Strip  Rate on such  Qualified  Substitute  Mortgage  Loan as  calculated  pursuant  to the definition  of "Pool Strip Rate" over the Pool Strip Rate on the related  Deleted  Mortgage  Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

         Rating  Agency:  Each of the  statistical  credit  rating  agencies  specified  in the  Preliminary  Statement  of the  Series
Supplement.  If any agency or a successor is no longer in existence,  "Rating Agency" shall be such  statistical  credit rating agency, or other  comparable  Person,  designated  by the  Company,  notice of which  designation  shall be given to the Trustee and the Master
Servicer.

         Realized Loss:  With respect to each Mortgage Loan (or REO Property):

         (a)......as to which a Cash  Liquidation  or REO  Disposition  has occurred,  an amount (not less than  zero) equal to (i) the
Stated  Principal  Balance  of the  Mortgage  Loan  (or REO  Property) as  of the date of Cash  Liquidation  or REO  Disposition,  plus
(ii) interest  (and REO Imputed  Interest,  if any) at the Net  Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO  Property) outstanding  during each
Due Period that such interest was not paid or advanced,  minus  (iii) the  proceeds,  if any,  received  during the month in which such
Cash  Liquidation  (or REO  Disposition) occurred,  to the extent  applied as  recoveries  of interest at the Net Mortgage  Rate and to principal of the Mortgage Loan, net of the portion  thereof  reimbursable  to the Master  Servicer or any  Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the Master  Servicer or Subservicer is entitled to  reimbursement thereunder but which have not been previously reimbursed,

         (b)......which is the subject of a  Servicing  Modification,  (i) (1) the  amount by which the  interest  portion of a Monthly
Payment or the  principal  balance of such  Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute  Servicing Advances that are reimbursable to the Master Servicer or a Subservicer,  and (ii) any
such amount with respect to a Monthly Payment that was or would have been due in the month  immediately  following the month in which a
Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

         (c)......which has become the subject of a Deficient  Valuation,  the difference between the principal balance of the Mortgage
Loan  outstanding  immediately  prior to such  Deficient  Valuation  and the  principal  balance of the Mortgage Loan as reduced by the
Deficient Valuation, or

         (d)......which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service  Reduction  shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master  Servicer is diligently  pursuing any remedies that may exist in connection  with the  representations  and  warranties  made regarding the related  Mortgage Loan and either  (A) the  related
Mortgage Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow payments in respect of such Mortgage Loan are being  advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without  giving effect to any Debt Service Reduction.

To the extent the Master  Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with  respect to that  Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the  Certificate  Principal
Balance of any Class of Certificates on any Distribution Date.

         Record  Date:  With  respect to each  Distribution  Date,  the close of  business on the last  Business  Day of the month next preceding the month in which the related Distribution Date occurs.

         Regular Certificate:  Any of the Certificates other than a Class R Certificate.

         Regulation AB: Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB), 17 C.F.R.ss.ss.229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Reimbursement Amounts: As defined in Section 3.22.

         Relief Act:  The Servicemembers Civil Relief Act or similar legislation or regulations as in effect from time to time.

         Relief Act  Shortfalls:  Shortfalls in interest  payable by a Mortgagor that are not collectible  from the Mortgagor  pursuant to the Relief Act.

         REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  Residential  Funding  Company,  LLC.  If  Residential  Funding  Company,  LLC is  found  by a court  of competent  jurisdiction  to no longer be able to  fulfill  its  obligations  as REMIC  Administrator  under this  Agreement  the Master
Servicer or Trustee  acting as Master  Servicer  shall  appoint a successor  REMIC  Administrator,  subject to  assumption of the REMIC
Administrator obligations under this Agreement.

         REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate  mortgage  investment  conduits,  which appear at Sections  860A through  860G of  Subchapter  M of Chapter 1 of the Code,  and related  provisions,  and  temporary  and final regulations  (or,  to the extent not  inconsistent  with such  temporary  or final  regulations,  proposed  regulations) and  published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO  Acquisition:  The acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the  Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  As to any REO  Property,  a  determination  by the  Master  Servicer  that it has  received  all  Insurance
Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master
Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed  Interest:  As to any REO  Property,  for any period,  an amount  equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been  outstanding) on  the unpaid principal balance of the Mortgage
Loan as of the date of acquisition thereof for such period.

         REO Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds from the rental of the related  Mortgaged  Property or, with respect to a Cooperative  Loan, the related  Cooperative  Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master  Servicer  through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction,  (ii) has been subject to a term  extension or (iii) has  had amounts  owing on such  Mortgage  Loan  capitalized  by adding such amount to the Stated
Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage Loan modified in accordance with  clause (i) above for a temporary  period shall not be a  Reportable  Modified  Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and  interest for six months since the date of such  modification  if that  interest  rate  reduction is not made  permanent thereafter.

         Request for Release:  A request for release,  the forms of which are attached as Exhibit F hereto,  or an  electronic  request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Required Surety Payment:  With respect to any Additional  Collateral Loan that becomes a Liquidated  Mortgage Loan, the lesser of (i) the  principal  portion of the Realized Loss with respect to such Mortgage Loan and (ii) the  excess,  if any, of (a) the amount of  Additional  Collateral  required at  origination  with respect to such  Mortgage  Loan over  (b) the net  proceeds  realized by the
Subservicer from the related Additional Collateral.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited liability company,  in its capacity as seller of the Mortgage Loans to the Company and not in its capacity as Master Servicer, and any successor thereto.

         Responsible  Officer:  When used with respect to the Trustee,  any officer of the Corporate  Trust  Department of the Trustee, including any Senior Vice President,  any Vice President,  any Assistant Vice President,  any Assistant Secretary, any Trust Officer or
Assistant Trust Officer,  or any other officer of the Trustee  customarily  performing  functions  similar to those performed by any of the above  designated  officers  to whom,  with  respect to a  particular  matter,  such matter is  referred,  in each case with direct responsibility for the administration of the Agreements.

         Retail Certificates:  A Senior Certificate,  if any, offered in smaller minimum  denominations than other Senior Certificates, and designated as such in the Series Supplement.
         Schedule of Discount  Fractions:  The schedule  setting  forth the Discount  Fractions  with respect to the Discount  Mortgage
Loans, attached as an exhibit to the Series Supplement.

         Securitization  Transaction:  Any  transaction  involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

         Security  Agreement:  With  respect  to a  Cooperative  Loan,  the  agreement  creating a  security  interest  in favor of the originator in the related Cooperative Stock.

         Seller: As to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's Agreement  applicable to such
Mortgage Loan.

         Seller's  Agreement:  An  agreement  for the  origination  and sale of  Mortgage  Loans  generally  in the form of the  Seller
Contract  referred to or  contained in the Program  Guide,  or in such other form as has been  approved by the Master  Servicer and the
Company,  each containing  representations  and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

         Senior  Accelerated  Distribution  Percentage:  With  respect  to any  Distribution  Date  occurring  on or  prior to the 60th
Distribution  Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups,  any Loan Group,  100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

         (i)      for any  Distribution  Date  after the 60th  Distribution  Date but on or prior to the 72nd  Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 70% of the  related  Subordinate  Percentage  for such
                  Distribution Date;

         (ii)     for any  Distribution  Date  after the 72nd  Distribution  Date but on or prior to the 84th  Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 60% of the  related  Subordinate  Percentage  for such
                  Distribution Date;

         (iii)    for any  Distribution  Date  after the 84th  Distribution  Date but on or prior to the 96th  Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 40% of the  related  Subordinate  Percentage  for such
                  Distribution Date;

         (iv)     for any  Distribution  Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution  Date,  the related  Senior  Percentage  for such  Distribution  Date plus 20% of the  related  Subordinate  Percentage  for such
                  Distribution Date; and

         (v)      for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

         (i)      that any scheduled reduction to the Senior Accelerated  Distribution Percentage described above shall not occur as of any Distribution Date unless either

                  (a)(1)(X)         the  outstanding  principal  balance of the Mortgage  Loans  delinquent 60 days or more  (including
         Mortgage  Loans  which are in  foreclosure,  have been  foreclosed  or  otherwise  liquidated,  or with  respect  to which the
         Mortgagor  is in  bankruptcy  and any REO  Property)  averaged  over the last six months,  as a  percentage  of the  aggregate outstanding Certificate Principal Balance of the Subordinate  Certificates,  is less than 50% or (Y) the outstanding principal balance  of  Mortgage  Loans  delinquent  60 days or more  (including  Mortgage  Loans  which  are in  foreclosure,  have been foreclosed or otherwise  liquidated,  or with respect to which the Mortgagor is in bankruptcy  and any REO Property)  averaged over the last six months, as a percentage of the aggregate  outstanding  principal balance of all Mortgage Loans averaged over the last six months,  does not exceed 2% and (2) Realized  Losses on the Mortgage Loans to date for such  Distribution Date if occurring during the sixth,  seventh,  eighth,  ninth or tenth year (or any year  thereafter) after  the Closing Date are less than 30%, 35%, 40%, 45% or 50%,  respectively,  of the sum of the Initial  Certificate  Principal  Balances of the Subordinate
         Certificates or

                  (b)(1)   the outstanding  principal  balance of Mortgage Loans  delinquent 60 days or more (including  Mortgage Loans which are in  foreclosure,  have been  foreclosed  or  otherwise  liquidated,  or with  respect to which the  Mortgagor  is in bankruptcy and any REO Property)  averaged over the last six months,  as a percentage of the aggregate  outstanding  principal balance of all Mortgage Loans averaged over the last six months,  does not exceed 4% and  (2) Realized  Losses on the Mortgage
         Loans to date for such Distribution  Date, if occurring during the sixth,  seventh,  eighth,  ninth or tenth year (or any year thereafter) after  the  Closing  Date are less  than  10%,  15%,  20%,  25% or 30%,  respectively,  of the sum of the  Initial
         Certificate Principal Balances of the Subordinate Certificates, and

         (ii)     that for any  Distribution  Date on which the Senior  Percentage  is greater  than the  Senior  Percentage  as of the
                  Closing Date, the Senior  Accelerated  Distribution  Percentage for such  Distribution Date shall be 100%, or, if the
                  Mortgage Pool is comprised of two or more Loan Groups,  for any  Distribution  Date on which the weighted  average of the Senior  Percentages for each Loan Group,  weighted on the basis of the Stated Principal  Balances of the Mortgage
                  Loans in the related Loan Group,  exceeds the weighted average of the initial Senior Percentages  (calculated on such basis) for each Loan Group, each of the Senior Accelerated  Distribution  Percentages for such Distribution Date will equal 100%.

Notwithstanding  the foregoing,  upon the reduction of the Certificate  Principal  Balances of the related Senior  Certificates  (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

         Senior Certificate:  As defined in the Series Supplement.

         Senior Percentage:  As defined in the Series Supplement.

         Senior Support  Certificate:  A Senior  Certificate that provides  additional  credit  enhancement to certain other classes of
Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

         Series:  All of the  Certificates  issued  pursuant  to a  Pooling  and  Servicing  Agreement  and  bearing  the  same  series designation.

         Series  Supplement:  The agreement into which this Standard Terms is  incorporated  and pursuant to which,  together with this
Standard Terms, a Series of Certificates is issued.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses  incurred in connection with a default,  delinquency  or other  unanticipated  event by the Master  Servicer or a Subservicer  in the  performance  of its servicing obligations,  including,  but not limited to, the cost of (i) the preservation,  restoration and protection of a Mortgaged Property or, with respect to a Cooperative  Loan,  the related  Cooperative  Apartment,  (ii) any  enforcement  or judicial  proceedings,  including foreclosures,  including any expenses  incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS  System,  (iii) the  management  and  liquidation  of any REO  Property,  (iv) any  mitigation  procedures  implemented  in accordance with Section 3.07,  and (v) compliance with the obligations under Sections 3.01, 3.08,  3.12(a) and 3.14, including,  if the
Master  Servicer or any  Affiliate of the Master  Servicer  provides  services  such as  appraisals  and  brokerage  services  that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item  1122(d) of  Regulation AB, as such may be amended from time to time.

         Servicing  Fee: With respect to any Mortgage Loan and  Distribution  Date, the fee payable  monthly to the Master  Servicer in respect of master  servicing  compensation  that accrues at an annual rate  designated  on the Mortgage Loan Schedule as the "MSTR SERV
FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal  balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the  outstanding  principal  balance of a Mortgage Loan by adding to the Stated  Principal  Balance  unpaid  principal and interest and other amounts owing under the Mortgage  Loan, in each case pursuant to a modification  of a Mortgage Loan that is in default,  or for which,  in the judgment of the Master  Servicer,  default is reasonably foreseeable, in accordance with Section 3.07(a).

         Servicing  Officer:  Any officer of the Master Servicer involved in, or responsible for, the  administration  and servicing of the Mortgage  Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the Trustee by the Master
Servicer, as such list may from time to time be amended.

         Sharia Mortgage Loan:  A declining balance co-ownership transaction, structured so as to comply with Islamic religious law.

         Sharia Mortgage Loan  Co-Ownership  Agreement:  The agreement that defines the relationship  between the consumer and co-owner and the parties'  respective  rights under a Sharia  Mortgage Loan,  including their  respective  rights with respect to the indicia of ownership of the related Mortgaged Property.

         Sharia Mortgage Loan Security Instrument:  The mortgage,  security instrument or other comparable  instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing an Obligation to Pay.

         Special  Hazard  Loss:  Any  Realized  Loss not in excess of the cost of the lesser of repair or  replacement  of a  Mortgaged
Property  (or,  with  respect to a  Cooperative  Loan,  the related  Cooperative  Apartment) suffered  by such  Mortgaged  Property (or
Cooperative  Apartment) on  account of direct physical loss,  exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to  Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         Standard & Poor's:  Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         Stated  Principal  Balance:  With  respect to any Mortgage  Loan or related REO  Property,  at any given time,  (i) the sum of
(a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal  Balance of the Mortgage
Loan is increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the  principal portion of the Monthly Payments due with respect to such  Mortgage  Loan or REO Property  during each Due Period  ending prior to the most recent  Distribution  Date which were received or with respect to which an Advance was made,  and (b) all  Principal  Prepayments  with respect to such Mortgage Loan or
REO Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent  applied by the Master  Servicer as recoveries of principal in accordance  with  Section 3.14  with respect to such Mortgage Loan or REO Property,  in each case which were distributed  pursuant to  Section 4.02 on any previous  Distribution  Date, and (c) any  Realized Loss allocated to  Certificateholders with respect thereto for any previous Distribution Date.

         Successor Master Servicer: As defined in Section 3.22.

         Subclass:  With respect to the Class A-V  Certificates,  any Subclass  thereof issued  pursuant to  Section 5.01(c).  Any such
Subclass will represent the Uncertificated  Class A-V REMIC Regular Interest or Interests  specified by the initial Holder of the Class
A-V Certificates pursuant to Section 5.01(c).

         Subordinate  Certificate:  Any one of the  Class  M  Certificates  or  Class  B  Certificates,  executed  by the  Trustee  and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

         Subordinate Class Percentage:  With respect to any Distribution  Date and any Class of Subordinate  Certificates,  a fraction, expressed  as a  percentage,  the  numerator  of which is the  aggregate  Certificate  Principal  Balance of such Class of  Subordinate
Certificates  immediately  prior to such date and the  denominator  of which is the aggregate  Stated  Principal  Balance of all of the
Mortgage  Loans (or related REO  Properties) (other  than the related  Discount  Fraction of each Discount  Mortgage  Loan) immediately prior to such Distribution Date.

         Subordinate  Percentage:  As of any  Distribution  Date and, with respect to any Mortgage  Pool  comprised of two or more Loan
Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

         Subsequent  Recoveries:  As of any  Distribution  Date,  amounts  received by the Master Servicer (net of any related expenses permitted to be  reimbursed  pursuant to  Section 3.10) or  surplus  amounts held by the Master  Servicer to cover  estimated  expenses
(including,  but not limited to,  recoveries in respect of the  representations  and warranties  made by the related Seller pursuant to the applicable  Seller's Agreement and assigned to the Trustee pursuant to  Section 2.04) specifically  related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

         Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

         Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing  Agreement and who generally  satisfied the  requirements  set forth in the Program Guide in respect of the  qualification of a Subservicer as of the date of its approval as a
Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a Mortgage  Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master  Servicer and any  Subservicer  relating to servicing  and administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer  and the  Company.  With respect to
Additional  Collateral Loans subserviced by MLCC, the Subservicing  Agreement shall also include the Addendum and Assignment  Agreement and the Pledged Asset Mortgage  Servicing  Agreement.  With respect to any Pledged Asset Loan  subserviced  by GMAC Mortgage,  LLC, the
Addendum and  Assignment  Agreement,  dated as of November  24,  1998,  between the Master  Servicer  and GMAC  Mortgage,  LLC, as such agreement may be amended from time to time.

         Subservicing  Fee:  As to any  Mortgage  Loan,  the fee  payable  monthly to the  related  Subservicer  (or,  in the case of a
Nonsubserviced  Mortgage Loan, to the Master  Servicer) in  respect of subservicing  and other  compensation  that accrues at an annual rate equal to the excess of the Mortgage  Rate borne by the related  Mortgage  Note over the rate per annum  designated on the Mortgage
Loan Schedule as the "CURR NET" for such Mortgage Loan.

         Successor Master Servicer:  As defined in Section 3.22.

         Surety:  Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

         Surety Bond:  The Limited  Purpose  Surety Bond (Policy No.  AB0039BE),  dated  February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No.  AB0240BE),  dated March 17, 1999 in respect to Mortgage  Loans  originated by Novus
Financial  Corporation,  in each case issued by Ambac for the benefit of certain  beneficiaries,  including the Trustee for the benefit of the Holders of the  Certificates,  but only to the extent that such Surety Bond  covers any  Additional  Collateral  Loans,  or such other Surety Bond as may be identified in the Series Supplement.

         Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S.  Real Estate  Mortgage  Investment
Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net
Loss  Allocation,  or any successor  forms,  to be filed on behalf of any REMIC formed under the Series  Supplement and under the REMIC
Provisions,  together  with  any  and  all  other  information,  reports  or  returns  that  may be  required  to be  furnished  to the
Certificateholders  or filed with the  Internal  Revenue  Service  or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

         Transaction Party: As defined in Section 12.02(a).

         Transfer:  Any direct or  indirect  transfer,  sale,  pledge,  hypothecation  or other  form of  assignment  of any  Ownership
Interest in a Certificate.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund:  The segregated pool of assets consisting of:

         (i)      the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

         (ii)     all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date (other than Monthly
                  Payments due in the month of the Cut-Off Date) as shall be on deposit in the Custodial  Account or in the Certificate
                  Account and  identified as belonging to the Trust Fund,  including the proceeds  from the  liquidation  of Additional
                  Collateral  for any  Additional  Collateral  Loan or Pledged  Assets for any Pledged  Asset Loan,  but not  including amounts on deposit in the Initial Monthly Payment Fund,

         (iii)    property  that  secured a Mortgage  Loan and that has been  acquired  for the  benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure,

         (iv)     the hazard  insurance  policies  and Primary  Insurance  Policies,  if any,  the Pledged  Assets with respect to each
                  Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01,

         (v)      the Initial Monthly Payment Fund, and

         (vi)     all proceeds of clauses (i) through (v) above.

         Trustee Information:  As specified in Section 12.05(a)(i)(A).

         Underwriter:  As defined in the Series Supplement.

         Uninsured  Cause:  Any cause of damage to property  subject to a Mortgage such that the complete  restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person:  A citizen or resident of the United  States,  a  corporation,  partnership  or other entity created or organized in, or under the laws of, the United  States,  provided  that,  for purposes  solely of the  restrictions  on the transfer of residual  interests,  no partnership  or other entity  treated as a partnership  for United States federal income tax purposes shall be treated as a United  States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a corporation  for United  States  federal  income tax purposes are required by the  applicable  operating  agreement to be
United States Persons,  any state thereof, or the District of Columbia (except in the case of a partnership,  to the extent provided in
Treasury  regulations) or any political subdivision thereof, or an estate that is described in  Section 7701(a)(30)(D) of  the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

         U.S.A.  Patriot Act: Uniting and  Strengthening  America by Providing  Appropriate  Tools to Intercept and Obstruct  Terrorism
Act of 2001, as amended.

         Voting Rights:  The portion of the voting rights of all of the Certificates  which is allocated to any  Certificate,  and more specifically designated in Article XI of the Series Supplement.

Section 1.02......Use of Words and Phrases.

         "Herein," "hereby," "hereunder," 'hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and
Servicing  Agreement as a whole. All references  herein to Articles,  Sections or Subsections  shall mean the  corresponding  Articles,
Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to "interest" on and  "principal"  of the Mortgage  Loans shall mean,  with respect to the Sharia Mortgage Loans, amounts in respect profit payments and acquisition payments, respectively.

ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01......Conveyance of Mortgage Loans.

(a)      The Company,  concurrently  with the execution and delivery  hereof,  does hereby assign to the Trustee for the benefit of the
Certificateholders  without  recourse  all the right,  title and interest of the Company in and to the Mortgage  Loans,  including  all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage  Loans in the month of the Cut-off Date).  In connection  with such transfer and  assignment,  the Company does hereby  deliver to the Trustee  the  Certificate  Policy (as  defined in the Series  Supplement),  if any,  for the benefit of the
Holders of such  insured  Certificates.  The  Company,  the Master  Servicer  and the Trustee  agree that it is not  intended  that any mortgage loan be included in the Trust that is (i) a  "High-Cost  Home Loan" as defined in the New Jersey Home  Ownership Act effective
November 27, 2003,  (ii) a  "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection  Act  effective  January 1, 2004,
(iii) a "High Cost Home Mortgage  Loan" as defined in the  Massachusetts  Predatory  Home  Practices Act effective  November 7, 2004 or
(iv) a "High-Cost Home Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

(b)      In connection with such  assignment,  except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby:

                  (I) with respect to each Mortgage Loan so assigned  (other than a Cooperative  Loan or a Sharia Mortgage Loan) (1) in the case of all such  Mortgage  Loans,  deliver  to and  deposit  with the  Master  Servicer  (or an  Affiliate  of the Master
         Servicer)  each of the documents or instruments  described in clause (ii) below (and the Master  Servicer shall hold (or cause such  Affiliate  to  hold)  such  documents  or  instruments  in trust  for the use and  benefit  of all  present  and  future
         Certificateholders),  (2) with respect to each MOM Loan,  deliver to, and deposit  with,  the  Trustee,  or to and with one or more  Custodians  on behalf of the  Trustee,  as the duly  appointed  agent or agents of the  Trustee  for such  purpose,  the documents or  instruments  described in clauses (i) and (v) below,  (3) with respect to each  Mortgage  Loan that is not a MOM
         Loan but is registered on the MERS(R)System,  deliver to, and deposit with,  the Trustee,  or to and with one or more Custodian on behalf of the  Trustee  s, as the duly  appointed  agent or  agents of the  Trustee  for such  purpose,  the  documents  or instruments  described in clauses (i),  (iv) and (v) below,  (4) with respect to each Mortgage Loan that is not a MOM Loan and is not  registered on the MERS(R)System,  deliver to, and deposit with, the Trustee,  or to and with one or more  Custodians on behalf of the Trustee,  as the duly  appointed  agent or agents of the Trustee for such purpose,  the documents or instruments described in clauses (i), (iii),  (iv) and (v) below,  and (5) with respect to each Cooperative Loan and Sharia Mortgage Loan, deliver to and deposit  with the  Trustee,  or to the  Custodian  on behalf of the  Trustee,  the  documents  and  instruments described in clause (II) and clause (III) below:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an  unbroken  chain of endorsements  from the  originator  thereof  to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
         Mortgage  Note, an original lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

(ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with evidence of recording  indicated  thereon or a copy of the Mortgage with evidence of recording indicated thereon.

(iii)    The  original  Assignment  of the  Mortgage to the Trustee  with  evidence of  recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon.

(iv)     The original  recorded  assignment  or  assignments  of the Mortgage  showing an unbroken  chain of title from the  originator thereof to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is  registered  on the MERS(R)System and noting the presence of a MIN) with  evidence of recordation  noted thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon.

(v)      The original of each modification,  assumption  agreement or preferred loan agreement,  if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

(II) with respect to each Cooperative Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an  unbroken  chain of endorsements  from the  originator  thereof  to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
         Mortgage  Note, an original lost note  affidavit  from the related  Seller or  Residential  Funding  stating that the original
         Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

(ii)     A counterpart  of the  Cooperative  Lease and the Assignment of Proprietary  Lease to the originator of the  Cooperative  Loan with  intervening  assignments  showing an  unbroken  chain of title  from such  originator  to the  Trustee or a copy of such
         Cooperative Lease and Assignment of Proprietary Lease and copies of such intervening assignments

(iii)    The  related  Cooperative  Stock  Certificate,  representing  the  related  Cooperative  Stock  pledged  with  respect to such
         Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank or copies thereof.

(iv)     The  original  recognition  agreement  by the  Cooperative  of the  interests  of the  mortgagee  with  respect to the related
         Cooperative Loan or a copy thereof.

(v)      The Security Agreement or a copy thereof.

(vi)     Copies  of the  original  UCC-1  financing  statement,  and any  continuation  statements,  filed  by the  originator  of such
         Cooperative Loan as secured party,  each with evidence of recording  thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease.

(vii)    Copies of the filed UCC-3 assignments of the security interest  referenced in  clause (vi) above  showing an unbroken chain of title from the originator to the Trustee,  each with evidence of recording thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease.

(viii)   An executed  assignment of the interest of the originator in the Security  Agreement,  Assignment of Proprietary Lease and the
         recognition agreement referenced in  clause (iv) above,  showing an unbroken chain of title from the originator to the Trustee or a copy thereof.

(ix)     The original of each  modification,  assumption  agreement or preferred loan agreement,  if any,  relating to such Cooperative
         Loan or a copy of each modification, assumption agreement or preferred loan agreement..

(x)      A duly  completed  UCC-1  financing  statement  showing the Master  Servicer as debtor,  the Company as secured  party and the
         Trustee as assignee and a duly completed  UCC-1 financing  statement  showing the Company as debtor and the Trustee as secured party,  each in a form  sufficient  for filing,  evidencing  the interest of such debtors in the  Cooperative  Loans or a copy thereof.

and (III) with respect to each Sharia Mortgage Loan so assigned:

(xi)     The original  Obligation  to Pay,  endorsed  without  recourse in blank or to the order of the Trustee and showing an unbroken chain of  endorsements  from the  originator  thereof  to the  Person  endorsing  it to the  Trustee,  or with  respect to any
         Destroyed  Obligation to Pay, an original  affidavit from the related Seller or Residential  Funding stating that the original
         Obligation to Pay was lost, misplaced or destroyed, together with a copy of the related Obligation to Pay.

(xii)    The original Sharia Mortgage Loan Security  Instrument,  with evidence of recording  indicated thereon or a copy of the Sharia
         Mortgage Loan Security Instrument with evidence of recording indicated thereon.

(xiii)   An original  Assignment  and Amendment of Security  Instrument,  assigned to the Trustee with evidence of recording  indicated
         thereon or a copy of such Assignment and Amendment of Security Instrument with evidence of recording indicated thereon.

(xiv)    The original recorded  assignment or assignments of the Sharia Mortgage Loan Security  Instrument showing an unbroken chain of title from the  originator  thereof to the Person  assigning it to the Trustee with evidence of  recordation  noted thereon or attached  thereto,  or a copy of such assignment or assignments of the Sharia Mortgage Loan Security  Instrument with evidence of recording indicated thereon.

(xv)     The original  Sharia Mortgage Loan  Co-Ownership  Agreement with respect to the related Sharia Mortgage Loan or a copy of such
         Sharia Mortgage Loan Co-Ownership Agreement.

(xvi)    The original of each  modification or assumption  agreement,  if any,  relating to such Sharia Mortgage Loan or a copy of each modification or assumption agreement.

(c)      The Company may, in lieu of delivering  the original of the documents set forth in  Sections 2.01(b)(I)  (iii),  (iv) and (v),
Sections (b)(II)(ii),  (iv),  (vii),  (ix) and  (x) and  Sections  2.01(b)(III)(ii),  (iii),  (iv),  (v) and (vi) (or copies thereof as permitted by  Section 2.01(b)) to  the Trustee or the Custodian or Custodians on behalf of the Trustee,  deliver such  documents to the
Master  Servicer,  and the Master  Servicer  shall hold such  documents  in trust for the use and  benefit  of all  present  and future
Certificateholders  until  such time as is set forth in the next  sentence.  Within  thirty  Business  Days  following  the  earlier of
(i) the  receipt  of the  original  of all of the  documents  or  instruments  set  forth in  Sections 2.01(b)(I)(iii),  (iv) and  (v),
Sections (b)(II)(ii),  (iv), (vii), (ix) and (x)  and Sections 2.01(b)(III)(ii),  (iii), (iv), (v) and (vi) (or copies thereof) for any
Mortgage Loan and (ii) a  written  request by the Trustee to deliver those  documents  with respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master  Servicer  shall  deliver a complete  set of such  documents to the Trustee or the
Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d)      Notwithstanding  the provisions of  Section 2.01(c),  in connection  with any Mortgage Loan, if the Company cannot deliver the original of the  Mortgage,  any  assignment,  modification,  assumption  agreement  or  preferred  loan  agreement  (or copy thereof as permitted by  Section 2.01(b)) with  evidence of recording  thereon  concurrently  with the  execution  and delivery of this  Agreement because of (i) a delay caused by the public recording office where such Mortgage,  assignment,  modification,  assumption  agreement or preferred  loan  agreement  as the case may be,  has been  delivered  for  recordation,  or  (ii) a  delay in the  receipt  of  certain information  necessary to prepare the related  assignments,  the Company  shall  deliver or cause to be delivered to the Trustee or the respective  Custodian on behalf of the Trustee a copy of such Mortgage,  assignment,  modification,  assumption  agreement or preferred loan agreement.

         The  Company  (i) shall  promptly  cause to be  recorded  in the  appropriate  public  office for real  property  records  the
Assignment  referred to in  clause (I)(iii) of  Section 2.01(b),  except (a) in states where,  in the opinion of counsel  acceptable to the Trustee and the Master  Servicer,  such  recording is not required to protect the Trustee's  interests in the Mortgage Loan against the claim of any  subsequent  transferee  or any  successor to or creditor of the Company or the  originator  of such  Mortgage Loan or
(b) if MERS is  identified  on the Mortgage or on a properly  recorded  assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its  successors  and assigns,  (ii) shall  promptly  cause to be filed the Form UCC-3  assignment  and UCC-1 financing statement referred to in  clauses (II)(vii) and  (x),  respectively,  of Section 2.01(b) and (iii) shall promptly cause to be recorded in the  appropriate  public  recording  office for real property  records the  Assignment  Agreement and Amendment of Security
Instrument  referred to in clause  (III)(iii) of Section  2.01(b).  If any Assignment,  Assignment  Agreement and Amendment of Security
Instrument,  Form UCC-3 or Form UCC-1, as applicable,  is lost or returned unrecorded to the Company because of any defect therein, the
Company shall prepare a substitute  Assignment,  Assignment Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1,
as applicable,  or cure such defect,  as the case may be, and cause such  Assignment or Assignment  Agreement and Amendment of Security
Instrument  to be recorded in  accordance  with this  paragraph.  The Company  shall  promptly  deliver or cause to be delivered to the applicable  Person  described in Section  2.01(b) such  Assignment  or substitute  Assignment or Assignment  Agreement and Amendment of
Security  Instrument or Form UCC-3 or Form UCC-1, as applicable,  (or copy  thereof) recorded  in connection with this paragraph,  with evidence of recording  indicated  thereon at the time  specified in  Section 2.01(c).  In connection  with its servicing of Cooperative
Loans,  the Master Servicer will use its best efforts to file timely  continuation  statements with regard to each financing  statement and  assignment  relating to Cooperative  Loans as to which the related  Cooperative  Apartment is located  outside of the State of New
York.

         If the  Company  delivers  to the  Trustee or  Custodian  on behalf of the  Trustee  any  Mortgage  Note,  Obligation  to Pay,
Assignment  Agreement and Amendment of Security  Instrument or Assignment of Mortgage in blank,  the Company shall,  or shall cause the
Custodian  to,  complete the  endorsement  of the Mortgage  Note,  Obligation  to Pay,  Assignment  Agreement and Amendment of Security
Instrument  and the  Assignment  of Mortgage in the name of the Trustee in  conjunction  with the Interim  Certification  issued by the
Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections  2.01(b)(II)(vi) and  (vii) and Sections 2.01(b)(III)(ii),  (iii), and (iv) that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection  with the  assignment of any Mortgage Loan  registered on the MERS(R)System,  the Company  further agrees that it will cause,  at the  Company's  own expense,  within 30 Business  Days after the Closing  Date,  the MERS(R)System to indicate that such
Mortgage  Loans  have  been  assigned  by the  Company  to the  Trustee  in  accordance  with this  Agreement  for the  benefit  of the
Certificateholders  by  including  (or  deleting,  in the case of  Mortgage  Loans  which  are  repurchased  in  accordance  with  this
Agreement) in  such computer files (a) the code in the field which  identifies the specific Trustee and (b) the code in the field "Pool
Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage  Loans.  The Company  further agrees that it will not,  and will not permit the  Master  Servicer  to, and the  Master  Servicer  agrees  that it will not,  alter the codes referenced in this paragraph  with respect to any Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)      Residential  Funding  hereby  assigns to the Trustee its  security  interest in and to any  Additional  Collateral  or Pledged
Assets,  its right to receive  amounts due or to become due in respect of any Additional  Collateral or Pledged Assets  pursuant to the related  Subservicing  Agreement and its rights as  beneficiary  under the Surety Bond in respect of any Additional  Collateral  Loans.
With respect to any Additional  Collateral Loan or Pledged Asset Loan,  Residential  Funding shall cause to be filed in the appropriate recording  office a UCC-3  statement  giving  notice of the  assignment  of the related  security  interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)      It is intended that the  conveyance by the Company to the Trustee of the Mortgage  Loans as provided for in this  Section 2.01 be and the Uncertificated REMIC Regular Interests,  if any (as provided for in Section 2.06),  be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated  REMIC Regular Interests for the benefit of the  Certificateholders.  Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any  Uncertificated  REMIC Regular Interests
by the  Company  to the  Trustee  to  secure  a debt or other  obligation  of the  Company.  However,  if the  Mortgage  Loans  and any
Uncertificated  REMIC Regular  Interests are held to be property of the Company or of  Residential  Funding,  or if for any reason this
Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated  REMIC Regular  Interests,  then it is intended that (a) this  Agreement  shall be a security  agreement  within the meaning of Articles 8 and 9 of the New York Uniform
Commercial Code and the Uniform Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security  interest in all of the  Company's  right
(including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to any and all general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property and other property of whatever kind or description now existing or hereafter  acquired  consisting of, arising from or relating to any of the following:  (A) the  Mortgage  Loans,  including
(i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement,  Assignment of Proprietary Lease, Cooperative
Stock  Certificate  and  Cooperative  Lease,  (ii) with respect to each Sharia Mortgage Loan, the related Sharia Mortgage Loan Security
Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,  Obligation  to Pay and  Assignment  Agreement  and Amendment of Security
Instrument,  (iii) with  respect to each Mortgage Loan other than a Cooperative  Loan or a Sharia  Mortgage Loan, the related  Mortgage
Note and Mortgage,  and (iv) any  insurance  policies and all other  documents in the related  Mortgage File,  (B) all  amounts payable pursuant to the Mortgage  Loans in accordance  with the terms  thereof,  (C) any  Uncertificated  REMIC  Regular  Interests and (D) all
proceeds of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other  property, including  without  limitation  all amounts from time to time held or invested in the  Certificate  Account or the  Custodial  Account,
whether in the form of cash,  instruments,  securities  or other  property and (2) an  assignment  by the Company to the Trustee of any security  interest in any and all of Residential  Funding's right  (including the power to convey title  thereto),  title and interest, whether now owned or hereafter  acquired,  in and to the property described in the foregoing clauses (1)(A),  (B), (C) and  (D) granted by  Residential  Funding to the Company  pursuant to the  Assignment  Agreement;  (c) the  possession by the Trustee,  the Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage  Notes or such other items of property as  constitute  instruments, money, payment intangibles,  negotiable documents,  goods, deposit accounts, letters of credit, advices of credit, investment property, certificated  securities or chattel paper shall be deemed to be  "possession  by the secured  party," or possession by a purchaser or a person  designated  by such secured  party,  for  purposes of  perfecting  the  security  interest  pursuant to the  Minnesota  Uniform
Commercial Code and the Uniform  Commercial Code of any other  applicable  jurisdiction as in effect  (including,  without  limitation,
Sections 8-106, 9-313 and 9-106 thereof);  and  (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees  or agents  of, or persons  holding  for (as  applicable) the  Trustee  for the  purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's  direction,  Residential  Funding and the Trustee shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement  were  determined to create a security interest in the Mortgage Loans,  any  Uncertificated  REMIC Regular  Interests and the other property  described  above,  such security interest  would be determined to be a perfected  security  interest of first  priority  under  applicable law and will be maintained as such throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  the Company shall prepare and deliver to the  Trustee  not less than 15 days prior to any filing  date and,  the  Trustee  shall  forward  for  filing,  or shall cause to be forwarded  for filing,  at the expense of the Company,  all filings  necessary to maintain the  effectiveness  of any original  filings necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee's  security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests,  as evidenced by an Officers' Certificate of the Company,  including without  limitation  (x) continuation  statements,  and (y) such  other  statements as may be  occasioned by (1) any  change of name of
Residential  Funding,  the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's  name),  (2) any  change of location of the place of business or the chief  executive  office of  Residential
Funding or the  Company,  (3) any  transfer of any  interest of  Residential  Funding or the  Company in any  Mortgage  Loan or (4) any
transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)      The Master  Servicer  hereby  acknowledges  the receipt by it of the Initial  Monthly  Payment Fund. The Master Servicer shall hold such Initial  Monthly  Payment Fund in the Custodial  Account and shall include the related  Initial  Monthly  Payment Fund in the
Available  Distribution  Amount for the Mortgage Loans or, with respect to any Mortgage Pool comprised of two or more Loan Groups,  the
Mortgage Loans in each Loan Group, for the initial  Distribution  Date.  Notwithstanding  anything herein to the contrary,  the Initial
Monthly  Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial  Monthly  Payment Fund  constitutes a reserve fund for federal income tax purposes,  (1) it shall be an outside reserve fund and not an asset of any REMIC,  (2) it shall be owned by the Seller and  (3) amounts  transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h)      The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement  will also  constitute the  assignment, sale, setting-over,  transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants,  representations and warranties  specifically  provided herein), of all of the Company's  obligations and all of the Company's right, title and interest in, to and under,  whether now existing or  hereafter  acquired as owner of the  Mortgage  Loan with respect to all money,  securities, security entitlements,  accounts,  general intangibles,  instruments,  documents,  certificates of deposit,  commodities contracts, and other  investment  property  and other  property of whatever  kind or  description  consisting  of,  arising from or related to (i) the
Assigned  Contracts,  (ii) all  rights,  powers and remedies of the Company as owner of such Mortgage Loan under or in connection  with the Assigned  Contracts,  whether arising under the terms of such Assigned  Contracts,  by statute,  at law or in equity,  or otherwise arising out of any default by the Mortgagor  under or in connection with the Assigned  Contracts,  including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice,  consent,  approval or waiver thereunder,
(iii) all  security  interests  in and lien of the  Company  as owner of such  Mortgage  Loan in the  Pledged  Amounts  and all  money, securities,  security  entitlements,  accounts,  general  intangibles,  instruments,  documents,  certificates of deposit,  commodities contracts,  and other investment  property and other property of whatever kind or description and all cash and non-cash proceeds of the sale,  exchange,  or redemption of, and all stock or conversion  rights,  rights to subscribe,  liquidation  dividends or  preferences, stock dividends, rights to interest,  dividends,  earnings, income, rents, issues, profits, interest payments or other distributions of cash or other  property that is credited to the Custodial  Account,  (iv) all  documents,  books and records  concerning  the foregoing
(including all computer  programs,  tapes,  disks and related items containing any such  information) and  (v) all  insurance  proceeds
(including  proceeds from the Federal Deposit  Insurance  Corporation or the Securities  Investor  Protection  Corporation or any other insurance  company) of  any of the  foregoing  or  replacements  thereof  or  substitutions  therefor,  proceeds  of  proceeds  and the conversion,  voluntary or involuntary,  of any thereof.  The foregoing  transfer,  sale,  assignment and conveyance does not constitute and is not intended to result in the creation,  or an assumption by the Trustee,  of any obligation of the Company, or any other person in  connection  with the Pledged  Assets or under any  agreement or  instrument  relating  thereto,  including  any  obligation  to the
Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.     Acceptance by Trustee.

         The Trustee acknowledges  receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement,  and based solely upon a receipt or  certification  executed  by the  Custodian,  receipt  by the  respective  Custodian  as the duly  appointed  agent of the
Trustee) of the documents referred to in  Section 2.01(b)(I)(i) and  Section 2.01(b)(II)(i),  (iii), (v), (vi) and (viii) above (except that for purposes of such  acknowledgment  only, a Mortgage Note may be endorsed in blank) and  declares that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting a part of the Custodial  Files  delivered to it, or a
Custodian as its agent,  and the rights of  Residential  Funding  with respect to any Pledged  Assets,  Additional  Collateral  and the
Surety  Bond  assigned  to the  Trustee  pursuant  to  Section 2.01,  in  trust  for the use and  benefit  of all  present  and  future
Certificateholders.  The Trustee or Custodian (such Custodian being so obligated under a Custodial  Agreement) agrees,  for the benefit of  Certificateholders,  to review each  Custodial File  delivered to it pursuant to  Section 2.01(b) within  45 days after the Closing
Date to ascertain that all required  documents  (specifically as set forth in  Section 2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the Trustee a  certificate  (the  "Interim  Certification") to  the effect that all  documents  required to be delivered  pursuant to  Section 2.01(b) above  have been  executed and received and that such  documents  relate to the Mortgage  Loans identified on the Mortgage Loan Schedule,  except for any exceptions listed on Schedule A attached to such Interim Certification.  Upon delivery of the  Custodial  Files by the Company or the Master  Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to
Mortgage Loans subject to a Custodial Agreement,  and based solely upon a receipt or certification  executed by the Custodian,  receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

         If the  Custodian,  as the Trustee's  agent,  finds any document or documents  constituting  a part of a Custodial  File to be missing or  defective,  the Trustee  shall  promptly so notify the Master  Servicer and the  Company.  Pursuant to  Section 2.3  of the
Custodial  Agreement,  the Custodian will notify the Master Servicer,  the Company and the Trustee of any such omission or defect found by it in respect of any  Custodial  File held by it in respect of the items  reviewed  by it pursuant to the  Custodial  Agreement.  If such omission or defect  materially and adversely affects the interests of the  Certificateholders,  the Master Servicer shall promptly notify  Residential  Funding of such omission or defect and request that  Residential  Funding  correct or cure such omission or defect within 60 days from the date the Master  Servicer was notified of such omission or defect and, if Residential  Funding does not correct or cure such omission or defect within such period,  the Master  Servicer shall require  Residential  Funding to purchase such Mortgage
Loan from the Trust Fund at its  Purchase  Price  within 90 days from the date the Master  Servicer  was  notified of such  omission or defect;  provided  that if the omission or defect would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in
Section 860G(a)(3) of  the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The
Purchase  Price for any such  Mortgage  Loan shall be  deposited  by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to Section 3.07 and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the
Master  Servicer,  the Trustee or any  Custodian,  as the case may be, shall  release the contents of any related  Mortgage File in its possession  to the owner of such Mortgage  Loan (or such owner's  designee) and the Trustee shall execute and deliver such  instruments of  transfer  or  assignment  prepared  by the  Master  Servicer,  in each case  without  recourse,  as shall be  necessary  to vest in
Residential  Funding or its designee any Mortgage Loan released  pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood  and agreed that the  obligation  of  Residential  Funding to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute  the sole remedy  respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)      The Master  Servicer is a limited  liability  company duly  organized,  validly  existing and in good standing  under the laws governing  its creation  and  existence  and is or will be in  compliance  with the laws of each state in which any  Mortgaged
         Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and  compliance  with the terms of this  Agreement will not violate the Master  Servicer's  Certificate of Formation or limited  liability  company  agreement or constitute  a material  default  (or an event  which,  with  notice or lapse of time,  or both,  would  constitute  a material default) under,  or result in the material breach of, any material contract, agreement or other instrument to which the Master
         Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution  and delivery by the Trustee and the Company,  constitutes  a valid, legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance with the terms hereof subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors' rights generally  and to general  principles  of equity,  regardless  of whether such  enforcement  is  considered in a proceeding in equity or at law;

(iv)     The Master  Servicer is not in default with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or  governmental  agency,  which default might have  consequences  that would  materially  and adversely  affect the condition  (financial or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder;

(v)      No litigation is pending or, to the best of the Master  Servicer's  knowledge,  threatened  against the Master  Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)     The Master Servicer will comply in all material  respects in the  performance of this Agreement with all reasonable  rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No information,  certificate of an officer,  statement furnished in writing or report delivered to the Company,  any Affiliate of the Company or the  Trustee by the Master  Servicer  will,  to the  knowledge  of the Master  Servicer,  contain any untrue statement of a material fact or omit a material fact necessary to make the information,  certificate,  statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms thereof. The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix)     The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all  material  respects  with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

         It is understood and agreed that the representations and warranties set forth in this  Section 2.03(a) shall  survive delivery of the respective Custodial Files to the Trustee or any Custodian.

         Upon discovery by either the Company,  the Master Servicer,  the Trustee or any Custodian of a breach of any representation or warranty set forth in this  Section 2.03(a) which  materially  and  adversely  affects the interests of the  Certificateholders  in any
Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties (any  Custodian  being so obligated under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such breach,  the Master Servicer shall either  (i) cure  such breach in all material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related  document,  purchase  such  Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section 2.02;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3) of  the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.
The  obligation of the Master  Servicer to cure such breach or to so purchase such  Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this  Section 2.03(a) available  to the  Certificateholders  or the
Trustee on behalf of the Certificateholders.

(b)      Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.     Representations and Warranties of Residential Funding.

         The  Company,  as assignee of  Residential  Funding  under the  Assignment  Agreement,  hereby  assigns to the Trustee for the benefit of  Certificateholders  all of its right, title and interest in respect of the Assignment  Agreement (to the extent assigned to the Company pursuant to the Assignment  Agreement) applicable  to a Mortgage Loan.  Insofar as the Assignment  Agreement relates to the representations  and  warranties  made by  Residential  Funding or the related Seller in respect of such Mortgage Loan and any remedies provided  thereunder  for any breach of such  representations  and  warranties,  such right,  title and interest may be enforced by the
Master  Servicer on behalf of the Trustee and the  Certificateholders.  Upon the  discovery by the Company,  the Master  Servicer,  the
Trustee or any  Custodian of a breach of any of the  representations  and  warranties  made in the  Assignment  Agreement  (which,  for purposes hereof,  will be deemed to include any other cause giving rise to a repurchase  obligation under the Assignment  Agreement) in respect of any Mortgage Loan which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party  discovering  such breach shall give prompt  written notice to the other parties (any  Custodian  being so obligated  under a
Custodial  Agreement).  The Master  Servicer  shall promptly  notify  Residential  Funding of such breach and request that  Residential
Funding  either  (i) cure such breach in all material  respects  within 90 days from the date the Master  Servicer was notified of such breach or  (ii) purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;
provided that Residential  Funding shall have the option to substitute a Qualified  Substitute Mortgage Loan or Loans for such Mortgage
Loan if such  substitution  occurs within two years  following  the Closing Date;  provided that if the breach would cause the Mortgage
Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3) of  the Code, any such cure,  repurchase or substitution must occur within 90 days from the date the breach was discovered.  If the breach of representation  and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the  Assignment  Agreement was the  representation  and warranty set forth in clause (xii) or (xxxviii) of  Section 4 thereof,  then the Master Servicer shall request that Residential Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach, or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.  In the event that Residential
Funding elects to substitute a Qualified  Substitute  Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,
Residential  Funding  shall  deliver to the Trustee or the  Custodian  for the benefit of the  Certificateholders  with respect to such
Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01,  and such other documents and agreements as are required by Section 2.01,  with the Mortgage
Note endorsed as required by Section 2.01.  No substitution  will be made in any calendar month after the  Determination  Date for such month.  Monthly  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer  and  remitted by the Master  Servicer to  Residential  Funding on the next succeeding  Distribution  Date.  For the month of  substitution,  distributions  to the  Certificateholders  will  include  the Monthly
Payment  due on a Deleted  Mortgage  Loan for such month and  thereafter  Residential  Funding  shall be entitled to retain all amounts received in respect of such Deleted  Mortgage Loan. The Master  Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and,  if the  Deleted  Mortgage  Loan was a Discount  Mortgage  Loan,  the  Schedule  of  Discount  Fractions,  for the  benefit of the
Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage
Loan or Loans and the Master  Servicer  shall  deliver the amended  Mortgage  Loan  Schedule,  and, if the Deleted  Mortgage Loan was a
Discount Mortgage Loan, the amended Schedule of Discount Fractions,  to the Trustee.  Upon such substitution,  the Qualified Substitute
Mortgage  Loan or Loans  shall be subject to the terms of this  Agreement  and the  related  Subservicing  Agreement  in all  respects,
Residential Funding shall be deemed to have made the  representations and warranties with respect to the Qualified  Substitute Mortgage
Loan contained in the related Assignment  Agreement,  and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution,  the covenants,  representations and warranties set forth in this  Section 2.04,  in  Section 2.03  hereof and in Section 4 of the Assignment  Agreement,  and the Master Servicer shall be obligated to repurchase or substitute  for any  Qualified  Substitute  Mortgage Loan as to which a Repurchase  Event (as defined in the
Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection  with the  substitution  of one or more Qualified  Substitute  Mortgage  Loans for one or more Deleted  Mortgage
Loans,  the Master  Servicer  will  determine  the amount (if  any) by  which the  aggregate  principal  balance of all such  Qualified
Substitute  Mortgage  Loans as of the date of  substitution  is less than the aggregate  Stated  Principal  Balance of all such Deleted
Mortgage Loans (in each case after  application of the principal  portion of the Monthly Payments due in the month of substitution that are to be distributed to the  Certificateholders  in the month of substitution).  Residential  Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution,  without any reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied by an Officers'  Certificate as to the  calculation of such  shortfall  and  (subject to  Section 10.01(f)) by  an Opinion of Counsel to the effect that such  substitution  will not cause
(a) any  federal  tax to be  imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited transactions" under  Section 860F(a)(1) of  the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

         It is understood and agreed that the obligation of Residential  Funding to cure such breach or purchase or to substitute  for, such Mortgage Loan as to which such a breach has occurred and is continuing  and to make any  additional  payments  required  under the
Assignment  Agreement in connection with a breach of the representation and warranty in clause (xii) or (xxxviii) of  Section 4 thereof shall  constitute  the  sole  remedy  respecting  such  breach  available  to  the  Certificateholders  or the  Trustee  on  behalf  of
Certificateholders.  If the  Master  Servicer  is  Residential  Funding,  then  the  Trustee  shall  also  have  the  right to give the notification and require the purchase or substitution  provided for in the second preceding  paragraph in the event of such a breach of a  representation  or  warranty  made by  Residential  Funding in the  Assignment  Agreement.  In  connection  with the  purchase of or substitution for any such Mortgage Loan by Residential  Funding,  the Trustee shall assign to Residential  Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I.

         As provided in Section 2.05 of the Series Supplement.

Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

         As provided in Section 2.06 of the Series Supplement.

Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II.

         As provided in Section 2.07 of the Series Supplement.

Section 2.08.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)      to enter into and perform its obligations under this Agreement;

(c)      to engage in those  activities  that are  necessary,  suitable or  convenient to  accomplish  the foregoing or are  incidental thereto or connected therewith; and

(d)      subject  to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required  in  connection  with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized  by the terms of this Agreement while any  Certificate is outstanding,  and this  Section 2.08  may not be amended,  without the consent of the
Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                                     ADMINISTRATION AND SERVICING
                                                           OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this Agreement and the respective  Mortgage Loans , following such procedures as it would employ in its good faith business  judgment and which are normal and usual in its general mortgage  servicing  activities,  and in the case of the Mortgage Loans being  subserviced by Wells Fargo, if any, such procedures that comply with applicable  federal,  state and local law and that are in accordance with accepted mortgage  servicing practices of prudent  mortgage lending  institutions  which service loans of the same type as the Mortgage Loans in the jurisdiction in which the related  Mortgaged  Property is located,  and shall have full power and authority,  acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and administration.  Without  limiting  the  generality  of the  foregoing,  the  Master  Servicer  in its  own  name  or in the  name of a
Subservicer  is hereby  authorized  and  empowered  by the Trustee  when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them,  any and all  instruments  of  satisfaction  or  cancellation,  or of partial  or full  release  or  discharge,  or of consent to assumption or modification in connection with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable  instruments,  or with respect to the modification or re-recording of a
Mortgage for the purpose of  correcting  the  Mortgage,  the  subordination  of the lien of the  Mortgage in favor of a public  utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of foreclosure,  the  commencement, prosecution or completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property  acquired by foreclosure or deed in lieu of  foreclosure,  or the  management,  marketing and conveyance of any  property  acquired by  foreclosure  or deed in lieu of  foreclosure  with  respect to the  Mortgage  Loans and with respect to the
Mortgaged  Properties.  The Master  Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders and the Trustee,  in its own name or in the name of the Subservicer,  when the Master Servicer or the Subservicer,  as the case may be, believes it is  appropriate  in its best  judgment to register any  Mortgage  Loan on the MERS(R)System,  or cause the removal from the registration of any Mortgage Loan on the MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage  in the name of MERS,  solely as nominee for the  Trustee  and its  successors  and  assigns.  Any  expenses  incurred in connection  with the  actions  described  in the  preceding  sentence  shall  be  borne  by the  Master  Servicer  in  accordance  with
Section 3.16(c),  with no right of reimbursement;  provided,  that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System,  it becomes  necessary to remove any Mortgage Loan from  registration on the MERS System and to arrange for the  assignment of the related  Mortgages to the Trustee,  then any related  expenses shall be  reimbursable  to the
Master  Servicer.  Notwithstanding  the foregoing,  subject to  Section 3.07(a),  the Master Servicer shall not permit any modification with  respect to any  Mortgage  Loan that would  both  constitute  a sale or  exchange  of such  Mortgage  Loan  within the  meaning of
Section 1001  of the Code and any proposed,  temporary or final  regulations  promulgated  thereunder  (other than in connection with a proposed  conveyance  or  assumption  of  such  Mortgage  Loan  that  is  treated  as  a  Principal  Prepayment  in  Full  pursuant  to
Section 3.13(d) hereof) and  cause any REMIC  formed  under the Series  Supplement  to fail to qualify as a REMIC  under the Code.  The
Trustee  shall furnish the Master  Servicer  with any powers of attorney and other  documents  necessary or  appropriate  to enable the
Master  Servicer to service and  administer  the  Mortgage  Loans.  The Trustee  shall not be liable for any action taken by the Master
Servicer or any Subservicer pursuant to such powers of attorney.  In servicing and administering any Nonsubserviced  Mortgage Loan, the
Master Servicer shall, to the extent not inconsistent  with this Agreement,  comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing  rights and  obligations  in respect  thereof.  In connection  with  servicing and administering  the Mortgage  Loans,  the Master  Servicer and any Affiliate of the Master  Servicer  (i) may  perform  services such as appraisals  and  brokerage  services  that are not  customarily  provided  by  servicers  of mortgage  loans,  and shall be entitled to reasonable  compensation  therefor in accordance with  Section 3.10  and (ii) may,  at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)      All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders, be added to the amount owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)      The Master  Servicer  may enter into one or more  agreements  in  connection  with the offering of  pass-through  certificates evidencing  interests in one or more of the  Certificates  providing for the payment by the Master Servicer of amounts  received by the
Master  Servicer as servicing  compensation  hereunder and required to cover  certain  Prepayment  Interest  Shortfalls on the Mortgage
Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.     Subservicing  Agreements  Between  Master  Servicer and  Subservicers;  Enforcement  of  Subservicers'  and Sellers'
                           Obligations.

(a)      The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by  Residential  Funding and  Subservicers prior to the execution and delivery of this  Agreement,  and may enter into new  Subservicing  Agreements  with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage Loans.  Each  Subservicer of a Mortgage Loan shall be entitled to receive and retain,  as provided in the related  Subservicing  Agreement and in  Section 3.07,  the related  Subservicing  Fee from payments of interest  received on such  Mortgage  Loan after  payment of all amounts  required to be remitted to the Master  Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan, the Master  Servicer shall be entitled to receive and retain an amount equal to the  Subservicing Fee from payments of interest.  Unless the context  otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a Subservicer  on behalf of the Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are generally  required or permitted by the Program Guide and are not  inconsistent  with this Agreement and as the Master Servicer and the
Subservicer  have  agreed.  A  representative  form of  Subservicing  Agreement  is attached to this  Agreement  as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such Subservicer will remain  obligated  under the related  Subservicing  Agreement.  The Master  Servicer and a Subservicer  may enter into  amendments thereto or a different form of  Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely  provided for  information  and shall not be deemed to limit in any  respect  the  discretion  of the  Master  Servicer  to modify or enter  into different  Subservicing  Agreements;  provided,  however,  that any such amendments or different forms shall be consistent with and not violate the  provisions of either this  Agreement or the Program  Guide in a manner which would  materially  and  adversely  affect the interests of the  Certificateholders.  The Program Guide and any other Subservicing  Agreement entered into between the Master Servicer and any  Subservicer  shall  require the  Subservicer  to accurately  and fully report its borrower  credit files to each of the Credit
Repositories in a timely manner.

(b)      As  part  of  its  servicing  activities   hereunder,   the  Master  Servicer,   for  the  benefit  of  the  Trustee  and  the
Certificateholders,  shall  use its best  reasonable  efforts  to  enforce  the  obligations  of each  Subservicer  under  the  related
Subservicing  Agreement and of each Seller under the related  Seller's  Agreement  insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder,  to the extent that the  non-performance  of any such Seller's  obligation would have a material and adverse effect on a Mortgage Loan,  including,  without  limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation,  as described  in  Section 2.02,  or on account of a breach of a  representation  or warranty,  as described  in  Section 2.04.  Such  enforcement,  including,  without  limitation,  the legal  prosecution  of claims,  termination  of
Subservicing Agreements or Seller's Agreements,  as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer would employ in its good faith  business  judgment and which are normal and usual in its general  mortgage  servicing  activities.  The Master  Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery  resulting from such enforcement to the extent, if any, that such  recovery  exceeds all amounts due in respect of the related  Mortgage  Loan or (ii) from a specific  recovery of costs, expenses or attorneys  fees against the party  against whom such  enforcement  is directed.  For purposes of  clarification  only,  the parties  agree that the  foregoing is not  intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses that are incurred in connection with the enforcement of a Seller's  obligations  (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.     Successor Subservicers.

         The Master  Servicer shall be entitled to terminate any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however, that in the event of termination of any Subservicing  Agreement by the Master Servicer or the Subservicer,  the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the  representations  and warranties of the Subservicer which it replaces.  If the Master Servicer enters into a  Subservicing  Agreement  with a successor  Subservicer,  the Master  Servicer  shall use  reasonable  efforts to have the  successor
Subservicer  assume  liability for the  representations  and warranties  made by the  terminated  Subservicer in respect of the related
Mortgage Loans and, in the event of any such assumption by the successor  Subservicer,  the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement  relating to agreements or arrangements between the Master  Servicer or a Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the Master  Servicer shall remain obligated and liable to the Trustee and the  Certificateholders  for the servicing and administering of the Mortgage Loans in accordance with the provisions of  Section 3.01  without  diminution of such obligation or liability by virtue of such  Subservicing
Agreements or  arrangements  or by virtue of  indemnification  from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master Servicer shall be entitled to enter into any  agreement  with a Subservicer  or Seller for  indemnification  of the Master  Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions  or services  relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer and the Master
Servicer  alone and the Trustee  and the  Certificateholders  shall not be deemed  parties  thereto  and shall have no claims,  rights, obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision  shall not in any way limit a  Subservicer's  obligation to cure an omission or defect or to repurchase a Mortgage
Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      If the Master  Servicer  shall for any reason no longer be the master  servicer  (including by reason of an Event of Default), the Trustee,  its designee or its successor shall thereupon  assume all of the rights and obligations of the Master Servicer under each
Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have  assumed all of the Master  Servicer's  interest  therein  and to have  replaced  the Master  Servicer as a party to the
Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been  assigned to the assuming  party except that the
Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)      The Master  Servicer  shall,  upon request of the Trustee but at the expense of the Master  Servicer,  deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage Loans then being serviced and an accounting of  amounts  collected  and held by it and  otherwise  use its best  efforts to effect  the  orderly  and  efficient  transfer  of each
Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)      The Master  Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the
Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this Agreement and the terms and provisions of any related Primary  Insurance Policy,  follow such collection  procedures as it would employ in its good faith business judgment and which are normal and usual in its general  mortgage  servicing  activities.  Consistent  with the foregoing,  the Master  Servicer may in its discretion  (i) waive any late payment  charge or any  prepayment  charge or penalty  interest in connection  with the  prepayment of a
Mortgage  Loan and  (ii) extend  the Due Date for payments  due on a Mortgage  Loan in  accordance  with the Program  Guide;  provided, however,  that the Master  Servicer shall first determine that any such waiver or extension will not impair the coverage of any related
Primary  Insurance  Policy  or  materially  adversely  affect  the  lien of the  related  Mortgage.  Notwithstanding  anything  in this
Section to  the  contrary,  the Master  Servicer or any  Subservicer  shall not enforce any  prepayment  charge to the extent that such enforcement  would violate any applicable  law. In the event of any such  arrangement,  the Master  Servicer shall make timely advances on the related  Mortgage Loan during the scheduled  period in accordance with the  amortization  schedule of such Mortgage Loan without modification  thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates  affected thereby;  provided,  however,  that no such extension shall be made if any such advance would be a Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master  Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the postponement  of strict  compliance with any such term or in any manner grant  indulgence to any Mortgagor if in the Master  Servicer's
determination   such  waiver,   modification,   postponement  or  indulgence  is  not  materially  adverse  to  the  interests  of  the
Certificateholders  (taking into account any estimated  Realized Loss that might result absent such action);  provided,  however,  that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan,  including without  limitation any modification  that would change the Mortgage  Rate,  forgive the payment of any principal or interest  (unless in  connection  with the liquidation  of the related  Mortgage Loan or except in  connection  with  prepayments  to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage  Loan by adding such amount to the outstanding  principal  balance of the Mortgage  Loan, or extend the final  maturity date of such Mortgage  Loan,  unless such Mortgage
Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable;  provided,  further, that (1) no such  modification  shall reduce the interest rate on a Mortgage  Loan below  one-half of the Mortgage Rate as in effect on the Cut-Off
Date,  but not less than the sum of the rates at which the  Servicing Fee and the  Subservicing  Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the  Certificate  Insurer,  if any,  accrues,  (2) the  final  maturity date for any
Mortgage Loan shall not be extended beyond the Maturity Date,  (3) the Stated  Principal  Balance of all Reportable  Modified  Mortgage
Loans subject to Servicing  Modifications  (measured at the time of the Servicing Modification and after giving effect to any Servicing
Modification) can  be no more than five  percent of the  aggregate  principal  balance of the  Mortgage  Loans as of the Cut-off  Date, unless such limit is  increased  from time to time with the consent of the Rating  Agencies  and the  Certificate  Insurer,  if any. In
addition,  any  amounts  owing on a Mortgage  Loan added to the  outstanding  principal  balance  of such  Mortgage  Loan must be fully amortized  over the remaining  term of such Mortgage  Loan,  and such amounts may be added to the  outstanding  principal  balance of a
Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts  described in the preceding  sentence shall be implemented in accordance with the Program Guide and may be implemented  only by  Subservicers  that have been approved by the
Master  Servicer for such purpose.  In connection  with any  Curtailment  of a Mortgage Loan,  the Master  Servicer,  to the extent not inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the Mortgage Loan to be reamortized such that the Monthly  Payment is  recalculated  as an amount that will fully  amortize the remaining  Stated  Principal  Balance  thereof by the original  Maturity Date based on the original Mortgage Rate;  provided,  that such  re-amortization  shall not be permitted if it would constitute a reissuance  of the Mortgage  Loan for federal  income tax  purposes,  except if such  reissuance  is described in Treasury
Regulation Section 1.860G-2(b)(3).

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided herein, the following payments and collections  remitted by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)      All payments on account of  principal,  including  Principal  Prepayments  made by  Mortgagors  on the Mortgage  Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted  Mortgage Rate on the Mortgage  Loans,  including  Buydown Funds,  if any, and the interest  component of any Subservicer  Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)    Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv)     All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.03, 2.04, 4.07 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)      Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi)     All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)    Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)   Any amounts received by the Master Servicer in respect of Pledged Assets.

         The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that, without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off  Date) and  payments or collections in the nature of prepayment  charges or late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the  Custodial  Account.  In the event any amount not required to be deposited in the  Custodial  Account is so  deposited,  the Master
Servicer may at any time withdraw such amount from the Custodial  Account,  any provision herein to the contrary  notwithstanding.  The
Custodial  Account may contain funds that belong to one or more trust funds  created for mortgage  pass-through  certificates  of other series and may  contain  other funds  respecting  payments on mortgage  loans  belonging  to the Master  Servicer or serviced or master serviced  by it on behalf of  others.  Notwithstanding  such  commingling  of funds,  the  Master  Servicer  shall  keep  records  that accurately  reflect  the funds on deposit  in the  Custodial  Account  that have been  identified  by it as being  attributable  to the
Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07 received in any calendar month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)      The Master  Servicer  shall use its best efforts to cause the  institution  maintaining  the  Custodial  Account to invest the funds in the  Custodial  Account  attributable  to the Mortgage  Loans in Permitted  Investments  which shall mature not later than the
Certificate  Account  Deposit  Date next  following  the date of such  investment  (with the  exception  of the Amount  Held for Future
Distribution) and  which  shall not be sold or  disposed  of prior to their  maturities.  All  income and gain  realized  from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred  in  respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage  Loans shall be deposited in the Custodial  Account by the Master  Servicer out of its
own funds immediately as realized without any right of reimbursement.

(d)      The Master  Servicer  shall give notice to the Trustee and the Company of any change in the location of the Custodial  Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a Subservicer  is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement,  the Master  Servicer
shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts which shall be an Eligible  Account or, if such account is not an Eligible  Account,  shall generally  satisfy the  requirements of the
Program Guide and be otherwise  acceptable to the Master Servicer and each Rating Agency.  The Subservicer  will be required thereby to deposit into the  Subservicing  Account on a daily basis , or with respect to the Mortgage  Loans,  subserviced by Wells Fargo, if any, within two (2) Business  Days of receipt,  all proceeds of Mortgage Loans received by the Subservicer,  less its Subservicing  Fees and unreimbursed  advances and expenses,  to the extent permitted by the  Subservicing  Agreement.  If the  Subservicing  Account is not an
Eligible  Account,  the Master  Servicer  shall be deemed to have received  such monies upon receipt  thereof by the  Subservicer.  The
Subservicer  shall not be required to deposit in the Subservicing  Account payments or collections in the nature of prepayment  charges or late  charges  or  assumption  fees.  On or  before  the  date  specified  in the  Program  Guide,  but in no event  later  than the
Determination  Date, the Master Servicer shall cause the Subservicer,  pursuant to the Subservicing  Agreement,  to remit to the Master
Servicer for deposit in the Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such  Subservicer that are required to be remitted to the Master  Servicer.  The Subservicer will also be required,  pursuant to the
Subservicing  Agreement,  to advance on such  scheduled  date of  remittance  amounts equal to any scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any Mortgage Loans for which payment was not received by the  Subservicer.  This obligation to advance with respect to each  Mortgage  Loan will continue up to and including the first of the month  following the date on which the related  Mortgaged  Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The Subservicer may also be required,  pursuant to the Subservicing  Agreement, to remit to the Master Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or  Modified Net Mortgage  Rate plus the rate per annum at which the
Servicing  Fee  accrues in the case of a Modified  Mortgage  Loan) on  any  Curtailment  received by such  Subservicer  in respect of a
Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such Curtailment to the first day of the following  month.  Any amounts paid by a  Subservicer  pursuant to the  preceding  sentence  shall be for the benefit of the
Master  Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal or order from time to time pursuant to
Sections 3.10(a)(iv) and (v).

(c)      In addition to the Custodial Account and the Certificate  Account,  the Master Servicer shall for any Nonsubserviced  Mortgage
Loan, and shall cause the  Subservicers for Subserviced  Mortgage Loans to,  establish and maintain one or more Servicing  Accounts and deposit and retain therein all collections from the Mortgagors (or advances from  Subservicers) for the payment of taxes,  assessments, hazard insurance  premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items for the account of the Mortgagors.
Each Servicing  Account shall satisfy the requirements for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer,  may also function as a Subservicing Account.  Withdrawals of amounts related to the
Mortgage  Loans  from the  Servicing  Accounts  may be made only to effect  timely  payment  of taxes,  assessments,  hazard  insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master Servicer or Subservicer out of  related  collections  for any  payments  made  pursuant  to  Sections  3.11  (with  respect to the  Primary  Insurance  Policy) and
3.12(a) (with respect to hazard insurance),  to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required,  to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with  Section 9.01 or in accordance  with the Program Guide. As part of its servicing  duties,  the Master
Servicer shall, and the Subservicers will,  pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the  payments  referred to in the  preceding  subSection that  are not timely paid by the
Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required  so to advance  only to the extent that such  advances,  in the good faith  judgment of the
Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         If compliance with this  Section 3.09  shall make any Class of Certificates  legal for investment by federally insured savings and loan associations,  the Master Servicer shall provide, or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift
Supervision  or the FDIC and the  supervisory  agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by  applicable  regulations  of the Office of Thrift  Supervision,  such access being  afforded  without  charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer  shall permit such  representatives  to photocopy any such  documentation  and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial  Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)      to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii)     to reimburse itself or the related  Subservicer for previously  unreimbursed  Advances,  Servicing  Advances or other expenses made pursuant to Sections 3.01, 3.07(a),  3.08, 3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and proceeds  from the purchase of a Mortgage Loan pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01) which  represent  (A) Late  Collections of Monthly Payments for which any such advance was made in the case of Subservicer  Advances or Advances pursuant to Section 4.04 and  (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)    to pay to itself or the related Subservicer (if not previously  retained by such  Subservicer) out of each payment received by the Master  Servicer on account of interest on a Mortgage Loan as  contemplated  by Sections 3.14 and 3.16, an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not previously  retained) which,  when deducted, will result in the remaining amount of such interest being interest at the
         Net  Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the amount  specified in the amortization  schedule  of the  related  Mortgage  Loan as the  principal  balance  thereof  at the  beginning  of the  period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as additional  servicing  compensation  any interest or investment  income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation  any  Foreclosure  Profits,  any amounts  remitted by  Subservicers as interest in respect of  Curtailments  pursuant to  Section 3.08(b),  and any amounts paid by a Mortgagor in connection  with a
         Principal  Prepayment  in Full in respect  of  interest  for any period  during  the  calendar  month in which such  Principal
         Prepayment in Full is to be distributed to the Certificateholders;

(vi)     to pay to itself, a Subservicer,  a Seller,  Residential Funding, the Company or any other appropriate Person, as the case may be, with  respect to each  Mortgage  Loan or  property  acquired  in respect  thereof  that has been  purchased  or  otherwise transferred  pursuant to  Section 2.02,  2.03,  2.04,  4.07 or 9.01,  all  amounts  received  thereon  and not  required to be distributed  to the  Certificateholders  as of the date on which the related  Stated  Principal  Balance or Purchase  Price is determined;

(vii)    to reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or Advances in the manner and to the extent provided in  subSection (c) below,  and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer,  default is reasonably  foreseeable pursuant to Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in
         a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)   to  reimburse  itself or the  Company for  expenses  incurred by and  reimbursable  to it or the Company  pursuant to Sections
         3.01(a),  3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise,  or in connection with enforcing,  in accordance with this Agreement, any repurchase,  substitution or  indemnification  obligation of any Seller (other than an Affiliate of the  Company) pursuant to the related Seller's Agreement;

(ix)     to reimburse  itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration  of property  damaged by an Uninsured  Cause,  and (b) in  connection  with the  liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw  any amount  deposited  in the  Custodial  Account  that was not  required  to be  deposited  therein  pursuant to
         Section 3.07; and

(xi)     to reimburse or pay any Subservicer any such amounts as are due thereto under the applicable  Subservicing  Agreement and have not been retained by or paid to the Subservicer, to the extent provided in the related Subservicing Agreement.

(b)      Since,  in connection  with  withdrawals  pursuant to clauses (ii),  (iii),  (v) and (vi), the Master  Servicer's  entitlement thereto is limited to  collections  or other  recoveries on the related  Mortgage  Loan,  the Master  Servicer  shall keep and maintain separate  accounting,  on a Mortgage  Loan by Mortgage  Loan basis,  for the purpose of justifying  any  withdrawal  from the Custodial
Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to reimburse  itself or the related  Subservicer  for any advance made in respect of a
Mortgage Loan that the Master Servicer  determines to be a Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on  deposit  therein  attributable  to the  Mortgage  Loans  on any  Certificate  Account  Deposit  Date  succeeding  the  date of such determination.  Such right of reimbursement  in respect of a Nonrecoverable  Advance relating to an Advance pursuant to Section 4.04 on any such  Certificate  Account Deposit Date shall be limited to an amount not exceeding the portion of such advance  previously paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of the Primary Insurance Policies; Collections Thereunder.

(a)      The Master  Servicer shall not take, or permit any  Subservicer to take, any action which would result in  non-coverage  under any applicable  Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer,  would have been covered  thereunder.  To the extent coverage is available,  the Master Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy  until the  principal  balance of the related  Mortgage  Loan  secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value in the case of such a Mortgage  Loan having a  Loan-to-Value  Ratio at  origination  in excess of 80%,  provided that such Primary  Insurance  Policy was in place as of the Cut-off Date and the Company had knowledge of such
Primary  Insurance  Policy.  The Master  Servicer shall be entitled to cancel or permit the  discontinuation  of any Primary  Insurance
Policy as to any Mortgage  Loan,  if the Stated  Principal  Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised  value of the  related  Mortgaged  Property  as  determined  in any  appraisal  thereof  after the  Closing  Date,  or if the
Loan-to-Value  Ratio is reduced  below 80% as a result of principal  payments on the Mortgage Loan after the Closing Date. In the event that the Company gains  knowledge  that as of the Closing Date, a Mortgage Loan had a  Loan-to-Value  Ratio at origination in excess of
80%  and is not  the  subject  of a  Primary  Insurance  Policy  (and  was not  included  in any  exception  to the  representation  in
Section 2.03(b)(iv)) and  that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its  reasonable  efforts to obtain  and  maintain  a Primary  Insurance  Policy to the  extent  that such a policy is  obtainable  at a reasonable  price.  The  Master  Servicer  shall  not  cancel or refuse to renew any such  Primary  Insurance  Policy  applicable  to a
Nonsubserviced  Mortgage  Loan,  or consent to any  Subservicer  canceling  or  refusing  to renew any such  Primary  Insurance  Policy applicable to a Mortgage  Loan  subserviced  by it, that is in effect at the date of the initial  issuance of the  Certificates  and is required to be kept in force  hereunder  unless the replacement  Primary  Insurance  Policy for such canceled or non-renewed  policy is maintained  with an insurer whose  claims-paying  ability is acceptable  to each Rating Agency for mortgage  pass-through  certificates having a rating  equal to or better than the lower of the  then-current  rating or the rating  assigned to the  Certificates  as of the
Closing Date by such Rating Agency.

(b)      In connection with its activities as  administrator  and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the  related  Subservicer  to  present,  on behalf of the  Master  Servicer,  the  Subservicer,  if any,  the  Trustee  and
Certificateholders,  claims to the related  Insurer under any Primary  Insurance  Policies,  in a timely manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any
Primary Insurance  Policies  respecting  defaulted  Mortgage Loans.  Pursuant to Section 3.07,  any Insurance  Proceeds collected by or remitted  to the Master  Servicer  under any Primary  Insurance  Policies  shall be  deposited  in the  Custodial  Account,  subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The Master  Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative  Loan) fire  insurance with extended  coverage in an amount which is equal to the lesser of the  principal  balance  owing on such  Mortgage Loan or 100 percent of the insurable  value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount required to fully  compensate  for any loss or damage on a  replacement  cost  basis.  To the extent it may do so  without  breaching  the  related
Subservicing  Agreement,  the Master  Servicer shall replace any Subservicer  that does not cause such  insurance,  to the extent it is available,  to be maintained.  The Master Servicer shall also cause to be maintained on property acquired upon foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan (other than a Cooperative  Loan),  fire insurance with extended  coverage in an amount which is at least  equal to the amount  necessary  to avoid the  application  of any  co-insurance  clause contained  in the  related  hazard insurance  policy.  Pursuant to Section 3.07,  any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property thus  acquired or amounts  released to the
Mortgagor in accordance with the Master Servicer's normal servicing  procedures) shall  be deposited in the Custodial Account,  subject to withdrawal  pursuant to  Section 3.10.  Any cost incurred by the Master  Servicer in maintaining  any such insurance  shall not, for the purpose of  calculating  monthly  distributions  to the  Certificateholders,  be added to the amount owing under the Mortgage Loan, notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable by the Master  Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds and Liquidation  Proceeds to the extent permitted by  Section 3.10.  It is understood  and agreed that no  earthquake or other  additional  insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall  require  such  additional  insurance.  Whenever  the  improvements  securing a Mortgage  Loan (other  than a  Cooperative
Loan) are  located at the time of  origination  of such Mortgage Loan in a federally  designated  special flood hazard area, the Master
Servicer shall cause flood insurance (to the extent  available) to be maintained in respect  thereof.  Such flood insurance shall be in an amount  equal to the  lesser of  (i) the  amount  required  to  compensate  for any loss or damage to the  Mortgaged  Property  on a replacement cost basis and (ii) the maximum amount of such insurance  available for the related  Mortgaged  Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         If the Master  Servicer  shall obtain and maintain a blanket fire insurance  policy with extended  coverage  insuring  against hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have  satisfied its  obligations as set forth in the first  sentence of this  Section 3.12(a),  it being  understood and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained on the related  Mortgaged  Property a policy complying  with the first  sentence of this  Section 3.12(a) and  there  shall have been a loss which  would have been  covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable  under the blanket  policy  because of such  deductible clause.  Any such deposit by the Master Servicer shall be made on the Certificate  Account Deposit Date next preceding the Distribution
Date which occurs in the month  following the month in which  payments under any such policy would have been deposited in the Custodial
Account.  In  connection  with its  activities as  administrator  and servicer of the Mortgage  Loans,  the Master  Servicer  agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

The Master  Servicer  shall  obtain and  maintain  at its own  expense  and keep in full force and effect  throughout  the term of this
Agreement a blanket fidelity bond and an errors and omissions  insurance policy covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in  connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with respect to the Master  Servicer if the Master  Servicer were servicing and  administering  the Mortgage Loans for Fannie Mae or Freddie
Mac. In the event that any such bond or policy  ceases to be in effect,  the Master  Servicer  shall  obtain a  comparable  replacement bond or policy from an issuer or insurer,  as the case may be,  meeting the  requirements,  if any, of the Program Guide and acceptable to the Company.  Coverage of the Master  Servicer under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.
(a)      When any Mortgaged Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause contained  in any Mortgage Note or Mortgage,  to the extent permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing:

(i)      the Master  Servicer shall not be deemed to be in default under this  Section 3.13(a) by  reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii)     if the Master  Servicer  determines  that it is reasonably  likely that any  Mortgagor  will bring,  or if any Mortgagor  does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale  clause contained  in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject to the Master  Servicer's duty to enforce any due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a  Mortgagor,  and such Person is to enter into an  assumption  or modification  agreement or  supplement  to the  Mortgage  Note or Mortgage  which  requires  the  signature  of the  Trustee,  or if an instrument of release  signed by the Trustee is required  releasing  the  Mortgagor  from  liability on the Mortgage  Loan,  the Master
Servicer is authorized,  subject to the requirements of the sentence next following,  to execute and deliver, on behalf of the Trustee, the  assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be  conveyed  and such  modification  agreement  or supplement  to the  Mortgage  Note or  Mortgage or other  instruments  as are  reasonable  or  necessary  to carry out the terms of the
Mortgage  Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged
Property to such Person;  provided,  however,  none of such terms and requirements shall either (i) both  (A) constitute a "significant modification"  effecting an exchange or reissuance of such  Mortgage Loan under the REMIC  Provisions  and (B) cause any portion of any
REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to  Section 10.01(f)),  result in the imposition  of any tax on  "prohibited  transactions"  or  (ii) constitute  "contributions"  after the  start-up  date  under the REMIC
Provisions.  The Master Servicer shall execute and deliver such documents only if it reasonably  determines that (i) its  execution and delivery  thereof  will not  conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance  and  interest on the
Mortgage Loan to be uncollectible in whole or in part,  (ii) any  required consents of insurers under any Required  Insurance  Policies have been obtained and  (iii) subsequent  to the closing of the transaction  involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first  mortgage lien pursuant to the terms of the Mortgage,  (B) such  transaction  will not adversely affect the coverage under any Required Insurance  Policies,  (C) the Mortgage Loan will fully amortize over the remaining term thereof,
(D) no material term of the Mortgage Loan  (including the interest rate on the Mortgage  Loan) will be altered nor will the term of the
Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged  Property is to be released from liability on the Mortgage
Loan,  such  release  will not  (based on the  Master  Servicer's  or  Subservicer's  good  faith  determination) adversely  affect the collectability  of the  Mortgage  Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in  accordance  with the foregoing,  the Trustee  shall execute any  necessary  instruments  for such  assumption  or  substitution  of liability as directed in writing by the Master Servicer.  Upon the closing of the transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the  modification or supplement to the
Mortgage  Note or Mortgage to be delivered to the Trustee or the  Custodian  and  deposited  with the Mortgage  File for such  Mortgage
Loan.  Any fee  collected by the Master  Servicer or such related  Subservicer  for entering  into an  assumption  or  substitution  of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)      The Master  Servicer or the related  Subservicer,  as the case may be, shall be entitled to approve a request from a Mortgagor for a partial  release of the  related  Mortgaged  Property,  the  granting  of an  easement  thereon in favor of another  Person,  any alteration  or  demolition  of the related  Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the related  Cooperative
Apartment) without  any right of  reimbursement  or other similar  matters if it has  determined,  exercising  its good faith  business judgment in the same manner as it would if it were the owner of the related  Mortgage  Loan,  that the security for, and the timely and full  collectability  of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the
Series  Supplement  would  not  fail to  continue  to  qualify  as a  REMIC  under  the  Code  as a  result  thereof  and  (subject  to
Section 10.01(f)) that  no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result  thereof.  Any fee  collected  by the Master  Servicer or the related  Subservicer  for  processing  such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d)      Subject to any other applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage
Loan  following  such proposed  assignment  provides the Trustee and Master  Servicer with a "Lender  Certification  for  Assignment of
Mortgage  Loan" in the form  attached  hereto as Exhibit M, in form and  substance  satisfactory  to the Trustee  and Master  Servicer, providing  the  following:  (i) that  the  substance  of the  assignment  is, and is intended to be, a  refinancing  of such  Mortgage;
(ii) that the Mortgage Loan  following  the proposed  assignment  will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such  proposed  assignment;  and  (iii) that  such  assignment is at the request of the borrower under the related  Mortgage Loan.  Upon approval of an assignment in lieu of  satisfaction  with respect to any Mortgage Loan, the Master  Servicer  shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage
Loan and the Master  Servicer  shall treat such amount as a Principal  Prepayment  in Full with respect to such  Mortgage  Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The  Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may  include an REO  Acquisition) the ownership  of  properties  securing  such of the Mortgage  Loans as come into and  continue in default and as to which no  satisfactory arrangements can be made for collection of delinquent  payments pursuant to Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage  Loan,  which may include  (i) accepting  a short sale (a payoff of the Mortgage Loan for an  amount  less  than the  total  amount  contractually  owed in order  to  facilitate  a sale of the  Mortgaged  Property  by the
Mortgagor) or  permitting a short  refinancing  (a payoff of the Mortgage  Loan for an amount less than the total amount  contractually owed in order to facilitate refinancing  transactions by the Mortgagor not involving a sale of the Mortgaged Property),  (ii) arranging for a repayment plan or  (iii) agreeing  to a modification in accordance  with  Section 3.07.  In connection  with such  foreclosure or other conversion or action, the Master Servicer shall,  consistent with Section 3.11,  follow such practices and procedures as it shall deem  necessary or advisable,  as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program Guide, as applicable;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the
Master  Servicer  is acting in  connection  with any such  foreclosure  or other  conversion  in a manner that is  consistent  with the provisions  of this  Agreement.  The  Master  Servicer,  however,  shall  not be  required  to  expend  its own  funds or  incur  other reimbursable charges in connection with any foreclosure,  or attempted  foreclosure which is not completed,  or towards the restoration of any property unless it shall determine  (i) that such  restoration  and/or  foreclosure will increase the proceeds of liquidation of the Mortgage  Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself for such expenses or charges and
(ii) that  such  expenses or charges will be  recoverable  to it through  Liquidation  Proceeds,  Insurance  Proceeds,  or REO Proceeds
(respecting  which it shall have priority for purposes of withdrawals from the Custodial  Account pursuant to Section 3.10,  whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds,  Insurance Proceeds or REO Proceeds).  In the
event of such a  determination  by the Master  Servicer  pursuant to this  Section 3.14(a),  the Master  Servicer  shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

         In addition to the  foregoing,  the Master  Servicer  shall use its best  reasonable  efforts to realize  upon any  Additional
Collateral  for such of the  Additional  Collateral  Loans  as come  into  and  continue  in  default  and as to which no  satisfactory arrangements can be made for collection of delinquent  payments pursuant to Section 3.07;  provided that the Master Servicer shall not, on behalf of the Trustee,  obtain  title to any such  Additional  Collateral  as a result of or in lieu of the  disposition  thereof or otherwise;  and provided  further that (i) the  Master  Servicer  shall not proceed with respect to such  Additional  Collateral in any manner that would impair the ability to recover  against the related  Mortgaged  Property,  and (ii) the  Master Servicer shall proceed with any REO  Acquisition in a manner that preserves the ability to apply the proceeds of such  Additional  Collateral  against amounts owed under the defaulted  Mortgage Loan. Any proceeds  realized from such Additional  Collateral  (other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with  procedures  that the Master  Servicer would follow in servicing loans held for its own account,  subject to the terms and conditions of the related  Mortgage and Mortgage Note and to the terms and conditions of any security agreement,  guarantee agreement,  mortgage or other agreement governing the disposition of the proceeds of such Additional
Collateral) shall  be deposited in the Custodial Account,  subject to withdrawal  pursuant to Section 3.10.  Any other payment received by the Master  Servicer in respect of such  Additional  Collateral  shall be deposited in the Custodial  Account  subject to withdrawal pursuant to Section 3.10.

         For so long as the Master  Servicer is the Master  Servicer under the Credit Support Pledge  Agreement and any of the Mortgage
Loans and Pledged  Asset Loans,  the Master  Servicer  shall  perform its  obligations  under the Credit  Support  Pledge  Agreement in accordance with such agreement and in a manner that is in the best interests of the  Certificateholders.  Further,  the Master Servicer
shall use its best  reasonable  efforts  to  realize  upon any  Pledged  Assets for such of the  Pledged  Asset  Loans as come into and continue  in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant to
Section 3.07;  provided  that the Master  Servicer  shall not, on behalf of the Trustee,  obtain title to any such Pledged  Assets as a result of or in lieu of the  disposition  thereof or otherwise;  and provided  further that (i) the  Master  Servicer shall not proceed with respect to such  Pledged  Assets in any manner that would impair the ability to recover  against the related  Mortgaged  Property, and (ii) the  Master  Servicer  shall proceed with any REO  Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets  against  amounts owed under the defaulted  Mortgage  Loan.  Any proceeds  realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related  guarantor in accordance  with  procedures  that the Master  Servicer would follow in servicing loans held for its own account,  subject to the terms and conditions of the related  Mortgage and Mortgage Note and to the terms and conditions of any security agreement,  guarantee  agreement,  mortgage or other agreement governing the disposition of the proceeds of such Pledged  Assets) shall  be deposited in the Custodial  Account,  subject to withdrawal  pursuant to  Section 3.10.
Any other  payment  received by the Master  Servicer in respect of such Pledged  Assets shall be  deposited  in the  Custodial  Account subject to withdrawal pursuant to Section 3.10.

         Concurrently  with the  foregoing,  the Master  Servicer may pursue any remedies  that may be available in  connection  with a breach of a  representation  and warranty with respect to any such Mortgage  Loan in accordance  with Sections 2.03 and 2.04.  However, the Master  Servicer is not required to continue to pursue both  foreclosure (or similar  remedies) with  respect to the Mortgage Loans and  remedies in  connection  with a breach of a  representation  and  warranty if the Master  Servicer  determines  in its  reasonable discretion  that one such remedy is more likely to result in a greater  recovery as to the  Mortgage  Loan.  Upon the  occurrence  of a
Cash Liquidation or REO Disposition,  following the deposit in the Custodial Account of all Insurance  Proceeds,  Liquidation  Proceeds
and other payments and  recoveries  referred to in the  definition of "Cash  Liquidation"  or "REO  Disposition,"  as applicable,  upon receipt by the Trustee of written  notification  of such deposit signed by a Servicing  Officer,  the Trustee or any Custodian,  as the
case may be,  shall  release to the Master  Servicer  the related  Custodial  File and the  Trustee  shall  execute  and  deliver  such instruments of transfer or assignment  prepared by the Master Servicer,  in each case without  recourse,  as shall be necessary to vest in the Master Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing  or any other  provision  of this  Agreement,  in the Master  Servicer's  sole discretion  with  respect  to any  defaulted  Mortgage  Loan or REO  Property  as to either of the  following  provisions,  (i) a  Cash
Liquidation  or REO  Disposition  may be deemed to have occurred if  substantially  all amounts  expected by the Master  Servicer to be received in  connection  with the related  defaulted  Mortgage  Loan or REO  Property  have been  received,  and  (ii) for  purposes of determining  the amount of any Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or any other  unscheduled  collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional  receipts  expected to be received or any estimated  additional  liquidation  expenses expected to be incurred in connection with the related  defaulted  Mortgage Loan or
REO Property.

(b)      If title to any  Mortgaged  Property  is acquired by the Trust Fund as an REO  Property by  foreclosure  or by deed in lieu of foreclosure,  the deed or  certificate  of sale  shall be issued to the  Trustee  or to its  nominee  on behalf of  Certificateholders.
Notwithstanding  any such  acquisition  of title and  cancellation  of the related  Mortgage  Loan,  such REO Property shall (except as otherwise  expressly provided  herein) be  considered to be an Outstanding  Mortgage Loan held in the Trust Fund until such time as the
REO Property  shall be sold.  Consistent  with the  foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the indebtedness  evidenced by the related Mortgage Note shall have been discharged,  such Mortgage Note and the related  amortization  schedule in effect at the time of any such acquisition of title (after giving effect to any previous  Curtailments and before any adjustment  thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      If the Trust Fund  acquires any REO Property as aforesaid or otherwise in connection  with a default or imminent  default on a
Mortgage Loan, the Master  Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as  practicable,  giving due consideration  to the  interests  of the  Certificateholders,  but in all cases  within  three full years after the taxable year of its acquisition  by the Trust Fund for  purposes  of  Section 860G(a)(8) of  the Code (or such  shorter  period as may be  necessary  under applicable  state  (including  any state in which such  property is  located) law  to  maintain  the status of any portion of any REMIC formed under the Series  Supplement as a REMIC under  applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property under applicable state law) or,  at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace  period  would  otherwise  expire,  an  extension  of such  grace  period  unless  the  Master  Servicer  (subject  to
Section 10.01(f)) obtains  for the Trustee an Opinion of Counsel,  addressed to the Trustee and the Master Servicer, to the effect that the  holding  by the  Trust  Fund of such REO  Property  subsequent  to such  period  will not  result  in the  imposition  of taxes on
"prohibited  transactions"  as defined in  Section 860F  of the Code or cause any REMIC formed under the Series  Supplement  to fail to qualify as a REMIC (for  federal  (or any  applicable  State or  local) income  tax  purposes) at  any time that any  Certificates  are outstanding,  in which case the Trust Fund may continue to hold such REO Property (subject to any conditions  contained in such Opinion of Counsel).  The Master  Servicer  shall be entitled to be reimbursed  from the Custodial  Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10.  Notwithstanding any other provision of this Agreement,  no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or  pursuant  to any terms that would  (i) cause  such REO  Property  to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8) of  the Code or (ii) subject  the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property,  including any taxes imposed by reason of  Section 860G(c) of  the Code,  unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery (other than Subsequent  Recoveries) resulting  from a collection of Liquidation  Proceeds,
Insurance  Proceeds or REO Proceeds,  will be applied in the following  order of priority:  first,  to reimburse the Master Servicer or the related Subservicer in accordance with  Section 3.10(a)(ii) and,  in the case of Wells Fargo as a  Subservicer,  if applicable,  to reimburse such Subservicer for any  Subservicing Fees  payable therefrom;  second, to the  Certificateholders  to the extent of accrued and unpaid  interest on the  Mortgage  Loan,  and any related REO Imputed  Interest,  at the Net  Mortgage  Rate (or the  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage  Loan), to the Due Date in the related Due Period prior to the  Distribution  Date on which such amounts are to be  distributed;  third,  to the  Certificateholders  as a recovery of principal on the Mortgage Loan (or REO
Property);  fourth,  to all Servicing Fees and Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies  with respect to such fees which result from the foregoing  allocation);  and fifth, to Foreclosure
Profits.

(e)      In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person,  in connection  with any  foreclosure  or  acquisition  of a deed in lieu of  foreclosure  (together,  "foreclosure") in  respect of such Mortgage Loan, the
Master  Servicer  will  cause  compliance  with  the  provisions  of  Treasury  Regulation   Section 1.1445-2(d)(3) (or  any  successor
thereto) necessary  to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)      Upon  becoming  aware  of the  payment  in full of any  Mortgage  Loan,  or upon  the  receipt  by the  Master  Servicer  of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  will  immediately notify the  Trustee (if it holds the related  Custodial  File) or  the  Custodian  by a  certification  of a Servicing  Officer  (which certification  shall  include a statement  to the effect that all amounts  received or to be received in  connection  with such payment which  are  required  to be  deposited  in the  Custodial  Account  pursuant  to  Section 3.07  have  been or  will  be so  deposited), substantially  in one of the forms  attached  hereto as Exhibit F, or, in the case of the  Custodian,  an electronic  request in a form acceptable  to the  Custodian,  requesting  delivery  to it of the  Custodial  File.  Within  two  Business  Days  of  receipt  of such certification  and request,  the Trustee shall  release,  or cause the Custodian to release,  the related  Custodial File to the Master
Servicer.  The  Master  Servicer  is  authorized  to execute  and  deliver to the  Mortgagor  the  request  for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage
Note with,  as  appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)
System of such Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all instruments of satisfaction or  cancellation or of partial or full release.  No expenses  incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)      From time to time as is appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master  Servicer shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer  substantially  in one of the forms attached as
Exhibit F hereto,  or, in the case of the  Custodian,  an electronic  request in a form  acceptable to the Custodian,  requesting  that possession of all, or any document  constituting  part of, the Custodial  File be released to the Master  Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall  deliver,  or cause the Custodian to deliver, the  Custodial  File or any  document  therein to the Master  Servicer.  The Master  Servicer  shall cause each  Custodial  File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee when the need  therefor by the
Master  Servicer no longer  exists,  unless (i) the  Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the
Mortgage Loan have been deposited in the Custodial Account or (ii) the  Custodial File or such document has been delivered  directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the Master Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing Officer  certifying as to the name and address of the Person to which such  Custodial  File or such document was delivered and the purpose or purposes of such delivery.  In the event of the  liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect  thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c)      The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary, any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure or trustee's sale in respect of a
Mortgaged  Property or to any legal action  brought to obtain  judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to
obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the  Mortgage  Note or Mortgage or  otherwise available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the Master  Servicer  shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee will not  invalidate  any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the  amounts  provided  for by clauses  (iii),  (iv),  (v) and  (vi) of  Section 3.10(a),  subject to  clause (e) below.  The amount of servicing  compensation  provided for in such clauses shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis.  In the event
that   Liquidation   Proceeds,   Insurance   Proceeds  and  REO  Proceeds   (net  of  amounts   reimbursable   therefrom   pursuant  to
Section 3.10(a)(ii)) in  respect of a Cash  Liquidation or REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid interest  accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  the Master  Servicer shall be entitled to retain  therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure  Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation  in the form of prepayment  charges,  assumption  fees, late payment  charges,  investment income on amounts in the Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the Master  Servicer or the
Subservicer to the extent provided herein, subject to clause (e) below.

(c)      The Master  Servicer  shall be required to pay,  or cause to be paid,  all  expenses  incurred  by it in  connection  with its servicing activities  hereunder (including payment of premiums for the Primary Insurance Policies,  if any, to the extent such premiums are not required to be paid by the related  Mortgagors,  and the fees and expenses of the Trustee and any  Custodian) and  shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)      The  Master  Servicer's  right to  receive  servicing  compensation  may not be  transferred  in whole  or in part  except  in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e)      Notwithstanding  any other provision herein,  the amount of servicing  compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by an amount equal to  Compensating  Interest (if any) for such  Distribution  Date.  Such  reduction  shall be applied during such period as
follows:   first,   to  any   Servicing   Fee  or   Subservicing   Fee  to  which  the  Master   Servicer  is   entitled   pursuant  to
Section 3.10(a)(iii) and  second,  to any income or gain  realized from any  investment  of funds held in the Custodial  Account or the
Certificate  Account to which the Master Servicer is entitled pursuant to Sections  3.07(c) or  4.01(b),  respectively.  In making such reduction,  the Master Servicer (i) will not withdraw from the Custodial  Account any such amount  representing all or a portion of the
Servicing  Fee to which it is entitled  pursuant to  Section 3.10(a)(iii) and  (ii) will  not withdraw  from the  Custodial  Account or
Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.     Reports to the Trustee and the Company.

         Not later than fifteen days after it receives a written  request from the Trustee or the Company,  the Master  Servicer  shall forward to the  Trustee and the Company a  statement,  certified  by a Servicing  Officer,  setting  forth the status of the  Custodial
Account as of the close of business on such Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such  statement,  the aggregate of deposits in or withdrawals  from the Custodial  Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assesment.

         The Master  Servicer  will  deliver to the  Company,  the  Trustee  and any  Certificate  Insurer on or before the  earlier of
(a) March 31 of each year or (b) with  respect to any calendar year during which the  Company's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  a servicer compliance  statement,  signed by an authorized  officer of the Master  Servicer,  as described in Items 1122(a),  1122(b) and  1123 of
Regulation AB, to the effect that:

         (i)      A review of the Master Servicer's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

         (ii)     To the best of such  officer's  knowledge,  based on such  review,  the  Master  Servicer  has  fulfilled  all of its obligations  under this Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties  participating  in the servicing function any additional  certifications  required under Item 1122 and Item 1123 of Regulation AB to the extent required to be included  in a Report on Form 10-K;  provided,  however,  that a failure  to obtain  such  certifications  shall not be a breach of the
Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the earlier of (a) March  31 of each year or (b) with  respect to any  calendar  year during which the  Company's annual  report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the  rules  and  regulations  of the
Commission,  the date on which the annual  report on Form 10-K is  required to be filed in  accordance  with the  Exchange  Act and the rules and  regulations of the  Commission,  the Master  Servicer at its expense shall cause a firm of independent  public  accountants, which  shall be members of the  American  Institute  of  Certified  Public  Accountants,  to furnish to the Company and the Trustee the attestation  required under Item 1122(b) of  Regulation AB. In rendering such statement,  such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers,  upon comparable  statements for examinations  conducted by independent  public accountants  substantially  in  accordance  with  standards  established  by the American  Institute of  Certified  Public  Accountants
(rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Rights of the Company in Respect of the Master Servicer.

         The Master  Servicer shall afford the Company,  upon  reasonable  notice,  during normal  business hours access to all records maintained by the Master  Servicer in respect of its rights and  obligations  hereunder  and access to officers of the Master  Servicer responsible  for such  obligations.  Upon  request,  the Master  Servicer  shall  furnish  the Company  with its most recent  financial statements  and such other  information  as the Master  Servicer  possesses  regarding its business,  affairs,  property and condition, financial or otherwise.  The Master  Servicer  shall also cooperate with all reasonable  requests for  information  including,  but not limited to, notices,  tapes and copies of files,  regarding  itself,  the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or  Residential  Funding.  The Company may, but is not obligated to,  enforce the  obligations  of the Master
Servicer hereunder and may, but is not obligated to, perform,  or cause a designee to perform,  any defaulted  obligation of the Master
Servicer  hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the Company or its  designee.  The Company  shall not have any responsibility  or liability for any action or failure to act by the Master  Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     Administration of Buydown Funds.

(a)      With respect to any Buydown  Mortgage  Loan,  the  Subservicer  has deposited  Buydown Funds in an account that  satisfies the requirements  for a  Subservicing  Account (the "Buydown  Account").  The Master  Servicer  shall cause the  Subservicing  Agreement to require that upon receipt from the  Mortgagor of the amount due on a Due Date for each Buydown  Mortgage  Loan,  the  Subservicer  will withdraw from the Buydown Account the predetermined  amount that, when added to the amount due on such date from the Mortgagor,  equals the full Monthly  Payment and transmit that amount in accordance  with the terms of the  Subservicing  Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)      If the Mortgagor on a Buydown  Mortgage Loan prepays such loan in its entirety  during the period (the "Buydown  Period") when
Buydown  Funds are  required to be applied to such  Buydown  Mortgage  Loan,  the  Subservicer  shall be required to withdraw  from the
Buydown Account and remit any Buydown Funds remaining in the Buydown  Account in accordance  with the related  buydown  agreement.  The amount of Buydown Funds which may be remitted in accordance  with the related  buydown  agreement may reduce the amount  required to be paid by the  Mortgagor  to fully  prepay the related  Mortgage  Loan.  If the  Mortgagor on a Buydown  Mortgage  Loan  defaults on such
Mortgage  Loan during the Buydown  Period and the property  securing  such Buydown  Mortgage  Loan is sold in the  liquidation  thereof
(either by the Master  Servicer or the insurer  under any related  Primary  Insurance  Policy),  the  Subservicer  shall be required to withdraw  from the Buydown  Account the Buydown Funds for such Buydown  Mortgage  Loan still held in the Buydown  Account and remit the same to the Master  Servicer in accordance  with the terms of the  Subservicing  Agreement for deposit in the Custodial  Account or, if instructed  by the Master  Servicer,  pay to the insurer  under any  related  Primary  Insurance  Policy if the  Mortgaged  Property is
transferred  to such  insurer  and such  insurer  pays all of the loss  incurred  in respect of such  default.  Any amount so  remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.     Advance Facility.

(a)      The Master  Servicer is hereby  authorized  to enter into a financing or other  facility  (any such  arrangement,  an "Advance
Facility") under  which  (1) the  Master  Servicer  sells,  assigns or pledges to another  Person (an  "Advancing  Person") the  Master
Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances and/or (2) an  Advancing Person agrees to fund some or all Advances  and/or  Servicing  Advances  required to be made by the Master Servicer  pursuant to this  Agreement.  No consent of the Company, the Trustee, the  Certificateholders  or any other party shall be required before the Master Servicer may enter into an Advance  Facility.  Notwithstanding  the  existence  of any Advance  Facility  under which an Advancing  Person  agrees to fund
Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master Servicer shall remain  obligated  pursuant to this
Agreement to make Advances and Servicing  Advances  pursuant to and as required by this  Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an Advancing  Person remains  entitled to receive  reimbursement  for any Advances  including
Nonrecoverable  Advances ("Advance  Reimbursement  Amounts") and/or  Servicing Advances including  Nonrecoverable  Advances ("Servicing
Advance Reimbursement  Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of Reimbursement  Amount is included in the Advance  Facility),  as applicable,  pursuant to this Agreement,  then the Master
Servicer shall identify such  Reimbursement  Amounts  consistent  with the  reimbursement  rights set forth in  Section 3.10(a)(ii) and
(vii) and  remit such  Reimbursement  Amounts in accordance with this  Section 3.22  or otherwise in accordance with the  documentation
establishing  the  Advance  Facility  to  such  Advancing  Person  or  to  a  trustee,   agent  or  custodian  (an  "Advance   Facility
Trustee") designated  by such Advancing Person in an Advance Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so  required  pursuant to the terms of the  Advance  Facility,  the Master  Servicer  may direct,  and if so directed in writing the Trustee is hereby  authorized  to and shall pay to the  Advance  Facility  Trustee  the  Reimbursement  Amounts  identified pursuant to the preceding  sentence.  An Advancing  Person whose  obligations  hereunder are limited to the funding of Advances  and/or
Servicing  Advances  shall  not  be  required  to  meet  the  qualifications  of  a  Master  Servicer  or  a  Subservicer  pursuant  to
Section 3.02(a) or  6.02(c) hereof  and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding  anything to the contrary  herein,  in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be included in the
Available Distribution Amount or distributed to Certificateholders.

(b)      If the Master  Servicer  enters into an Advance  Facility  and makes the  election  set forth in  Section 3.22(a),  the Master
Servicer and the related  Advancing Person shall deliver to the Trustee a written notice and payment  instruction (an "Advance Facility
Notice"),  providing the Trustee with written payment instructions as to where to remit Advance  Reimbursement Amounts and/or Servicing
Advance  Reimbursement  Amounts  (each to the extent  such type of  Reimbursement  Amount is included  within the Advance  Facility) on subsequent  Distribution  Dates. The payment  instruction shall require the applicable  Reimbursement  Amounts to be distributed to the
Advancing Person or to an Advance Facility  Trustee  designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written  direction of the Master Servicer and the related  Advancing  Person (and any related Advance  Facility
Trustee).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances and/or  Servicing  Advances made with respect to the Mortgage Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance  with  Section 3.10(a)(ii) and
(vii) hereof,  assuming  the Master  Servicer or the  Advancing  Person had made the related  Advance(s) and/or  Servicing  Advance(s).
Notwithstanding  the foregoing,  except with respect to reimbursement  of  Nonrecoverable  Advances as set forth in  Section 3.10(c) of this  Agreement,  no Person shall be entitled to  reimbursement  from funds held in the Collection  Account for future  distribution to
Certificateholders  pursuant to this  Agreement.  Neither the Company nor the Trustee shall have any duty or liability  with respect to the  calculation of any  Reimbursement  Amount,  nor shall the Company or the Trustee have any  responsibility  to track or monitor the administration  of the Advance Facility and the Company shall not have any  responsibility  to track,  monitor or verify the payment of
Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed  accounting on a loan-by-loan  basis as to amounts advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The Successor Master Servicer shall be entitled to rely on any such  information  provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the Master  Servicer,  the  Trustee  agrees to  execute  such  acknowledgments, certificates,  and other  documents  provided  by the Master  Servicer  and  reasonably  satisfactory  to the Trustee  recognizing  the interests of any Advancing  Person or Advance  Facility  Trustee in such  Reimbursement  Amounts as the Master Servicer may cause to be made subject to Advance  Facilities  pursuant to this  Section 3.22,  and such other documents in connection with such Advance Facility as may be reasonably  requested from time to time by any Advancing Person or Advance  Facility  Trustee and reasonably  satisfactory to the Trustee.

(e)      Reimbursement  Amounts  collected with respect to each Mortgage Loan shall be allocated to outstanding  unreimbursed  Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in,  first out" ("FIFO") basis,  subject to the qualifications set forth below:

(i)      Any successor  Master Servicer to Residential  Funding (a "Successor  Master  Servicer") and  the Advancing  Person or Advance
         Facility  Trustee  shall be  required  to  apply  all  amounts  available  in  accordance  with  this  Section 3.22(e) to  the reimbursement  of Advances  and  Servicing  Advances in the manner  provided  for herein;  provided,  however,  that after the succession  of a Successor  Master  Servicer,  (A) to the extent that any Advances or Servicing  Advances  with respect to any particular  Mortgage Loan are reimbursed  from payments or recoveries,  if any, from the related  Mortgagor,  and  Liquidation
         Proceeds or Insurance  Proceeds,  if any, with respect to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the
         Advancing Person or Advance  Facility  Trustee in respect of Advances and/or Servicing  Advances related to that Mortgage Loan to the  extent of the  interest  of the  Advancing  Person or  Advance  Facility  Trustee in such  Advances  and/or  Servicing
         Advances,  second to the Master Servicer in respect of Advances  and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person  has an  interest,  and  third,  to the
         Successor  Master  Servicer in respect of any other Advances  and/or  Servicing  Advances  related to that Mortgage Loan, from such  sources as and when  collected,  and  (B) reimbursements  of Advances and  Servicing  Advances  that are  Nonrecoverable
         Advances shall be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and any such Successor
         Master Servicer, on the other hand, on the basis of the respective aggregate  outstanding  unreimbursed Advances and Servicing
         Advances that are Nonrecoverable  Advances owed to the Advancing Person,  Advance Facility Trustee or Master Servicer pursuant to this  Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances  or  Servicing  Advances  shall have been made.  In the event  that,  as a result of the FIFO allocation  made pursuant to this  Section 3.22(e),  some or all of a  Reimbursement  Amount paid to the  Advancing  Person or
         Advance Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than Residential  Funding or the Advancing Person or Advance Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be required to remit any  portion of such  Reimbursement  Amount to the Person  entitled  to such  portion of such  Reimbursement  Amount.
         Without  limiting the  generality  of the  foregoing,  Residential  Funding  shall  remain  entitled to be  reimbursed  by the
         Advancing  Person or Advance  Facility  Trustee for all Advances and Servicing  Advances funded by Residential  Funding to the extent the related  Reimbursement  Amount(s) have  not been  assigned or pledged to an  Advancing  Person or Advance  Facility
         Trustee.  The  documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related
         Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or Advance  Facility  Trustee on each date of remittance  thereof to such Advancing Person or Advance
         Facility  Trustee,  to  enable  the  Advancing  Person  or  Advance  Facility  Trustee  to make  the FIFO  allocation  of each
         Reimbursement Amount with respect to each Mortgage Loan.

(ii)     By way of  illustration,  and not by way of limiting the generality of the  foregoing,  if the Master  Servicer  resigns or is terminated  at a time when the Master  Servicer is a party to an Advance  Facility,  and is  replaced  by a  Successor  Master
         Servicer,  and the Successor  Master  Servicer  directly funds Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and  recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in  connection  with a liquidation  of such Mortgage
         Loan) will be allocated first to the Advancing  Person or Advance  Facility  Trustee until the related  Reimbursement  Amounts attributable  to such Mortgage Loan that are owed to the Master  Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor  Master  Servicer,  have been reimbursed in full, at which point the
         Successor Master Servicer shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this  Agreement.  To the extent that the Advances or Servicing  Advances are
         Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the reimbursement paid in this  manner will be made pro rata to the  Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and the
         Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all Advances and Servicing  Advances  funded by the Master
Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)      Any  amendment to this  Section 3.22  or to any other  provision of this  Agreement  that may be necessary or  appropriate  to effect the terms of an Advance Facility as described  generally in this Section 3.22,  including  amendments to add provisions relating to a successor  Master  Servicer,  may be entered into by the Trustee,  the Company and the Master Servicer  without the consent of any
Certificateholder,  with  written  confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction of the ratings  on any class of the  Certificates  below the lesser of the then  current or  original  ratings  on such  Certificates,  and an opinion of counsel as required by  Section 11.01(c) notwithstanding  anything to the contrary in  Section 11.01 of or elsewhere in this
Agreement.

(h)      Any rights of set-off that the Trust Fund, the Trustee,  the Company,  any Successor Master Servicer or any other Person might otherwise  have  against the Master  Servicer  under this  Agreement  shall not attach to any rights to be  reimbursed  for Advances or
Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(i)      At any time when an Advancing  Person shall have ceased funding  Advances and/or  Servicing  Advances (as the case may be) and the Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement  Amounts  sufficient in the aggregate to reimburse  all Advances  and/or  Servicing  Advances (as the case may be) the  right to  reimbursement  for which were  assigned to the
Advancing  Person,  then upon the delivery of a written notice signed by the Advancing  Person and the Master Servicer or its successor or assign) to the Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the Master Servicer or its
Successor Master Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

(j)      After delivery of any Advance Facility  Notice,  and until any such Advance Facility Notice has been terminated by a Notice of
Facility  Termination,  this  Section 3.22  may not be amended or otherwise  modified  without the prior written consent of the related
Advancing Person.

ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master Servicer on behalf of the Trustee shall  establish and maintain a Certificate  Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire  transfer  of  immediately  available  funds  an  amount  equal  to the sum of  (i) any  Advance  for the  immediately  succeeding
Distribution Date, (ii) any amount required to be deposited in the Certificate  Account pursuant to  Section 3.12(a),  (iii) any amount required  to be  deposited  in the  Certificate  Account  pursuant  to  Section 3.16(e) or  Section 4.07  and  (iv) all  other  amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b)      The  Trustee  shall,  upon  written  request  from the  Master  Servicer,  invest or cause  the  institution  maintaining  the
Certificate Account to invest the funds in the Certificate Account in Permitted  Investments  designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature or be payable on demand not later than the Business Day next  preceding the
Distribution  Date next  following  the date of such  investment  (except that (i) any  investment  in the  institution  with which the
Certificate  Account is maintained  may mature or be payable on demand on such  Distribution  Date and (ii) any  other  investment  may mature or be  payable  on demand  on such  Distribution  Date if the  Trustee  shall  advance  funds on such  Distribution  Date to the
Certificate  Account  in the amount  payable on such  investment  on such  Distribution  Date,  pending  receipt  thereof to the extent necessary  to  make  distributions  on the  Certificates) and  shall  not be  sold  or  disposed  of  prior  to  maturity.  Subject  to
Section 3.16(e),  all income and gain realized from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited  in the  Certificate  Account by the Master  Servicer  out of its own funds  immediately  as  realized  without  any right of reimbursement.  The  Trustee or its  Affiliates  are  permitted  to receive  compensation  that could be deemed to be in the  Trustee's economic  self  interest  for  (i)  serving  as  investment  adviser  (with  respect  to  investments  made  through  its  Affiliates), administrator,  shareholder  servicing  agent,  custodian or sub custodian with respect to certain of the Permitted  Investments,  (ii)
using  Affiliates to effect  transactions  in certain  Permitted  Investments and (iii)  effecting  transactions  in certain  Permitted
Investments.

Section 4.02.     Distributions.

         As provided in Section 4.02 of the Series Supplement.

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently with each distribution  charged to the Certificate  Account and with respect to each Distribution Date the Master
Servicer  shall forward to the Trustee and the Trustee shall either  forward by mail or make  available to each Holder and the Company, via the Trustee's  internet  website,  a statement (and at its option,  any  additional  files  containing  the same  information in an alternative  format) setting  forth  information  as to each Class of  Certificates,  the Mortgage  Pool and, if the  Mortgage  Pool is
comprised of two or more Loan Groups,  each Loan Group,  to the extent  applicable.  This  statement will include the  information  set forth in an exhibit to the Series  Supplement.  Such exhibit shall set forth the Trustee's  internet  website  address  together with a phone  number.  The Trustee  shall mail to each Holder that  requests a paper copy by telephone a paper copy via first class mail.  The
Trustee may modify the distribution  procedures set forth in this  Section provided that such procedures are no less convenient for the
Certificateholders.  The Trustee  shall provide  prior  notification  to the Company,  the Master  Servicer and the  Certificateholders
regarding any such  modification.  In addition,  the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates,  upon reasonable request,  such additional  information as is reasonably  obtainable by the Master Servicer at no  additional  expense to the Master  Servicer.  Also,  at the  request of a Rating  Agency,  the Master  Servicer  shall  provide the information  relating to the Reportable  Modified Mortgage Loans  substantially in the form attached hereto as Exhibit Q to such Rating
Agency  within a  reasonable  period of time;  provided,  however,  that the Master  Servicer  shall not be  required  to provide  such information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R
Certificate,  the Master Servicer shall prepare, or cause to be prepared,  and shall forward, or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a  Certificate,  other than a Class R  Certificate,  a statement  containing the  information  set forth in clauses  (v) and  (vi) of  the  exhibit to the Series  Supplement  referred  to in  subSection (a) above aggregated for such calendar year or applicable  portion thereof during which such Person was a  Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)      Within a reasonable  period of time after it receives a written  request from any Holder of a Class R Certificate,  the Master
Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a Class R Certificate,  a statement  containing the applicable  distribution  information  provided pursuant to this Section 4.03  aggregated for such calendar year or applicable  portion thereof during which such Person was the Holder of a Class R  Certificate.  Such  obligation  of the  Master  Servicer  shall be deemed  to have  been  satisfied  to the  extent  that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)      Upon the written request of any Certificateholder,  the Master Servicer, as soon as reasonably practicable,  shall provide the requesting  Certificateholder  with such information as is necessary and  appropriate,  in the Master  Servicer's sole discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Company  and in respect of the Trust Fund,  sign and cause to be filed with the
Commission any periodic  reports  required to be filed under the  provisions of the Exchange Act, and the rules and  regulations of the
Commission  thereunder  including,  without  limitation,  reports  on Form  10-K,  Form  10-D  and Form  8-K.  In  connection  with the preparation  and  filing  of  such  periodic  reports,  the  Trustee  shall  timely  provide  to the  Master  Servicer  (I) a  list  of
Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year,  (II) copies  of all  pleadings,  other legal process and any other documents relating to any claims,  charges or complaints  involving the Trustee,  as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice  of all matters that, to the actual  knowledge of a Responsible Officer of the Trustee,  have been submitted to a vote of the  Certificateholders,  other than those matters that have been  submitted  to a vote of the  Certificateholders  at the request of the Company or the Master  Servicer,  and  (IV) notice  of any failure of the Trustee to make any distribution to the  Certificateholders  as required pursuant to the Series Supplement.  Neither the
Master  Servicer nor the Trustee shall have any liability  with respect to the Master  Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or  relating  to the Master  Servicer's  inability  or failure to obtain any  information  not resulting from the Master Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the senior  officer in charge of the  servicing  functions  of the Master  Servicer,  in the form attached  as  Exhibit  O hereto or such  other  form as may be  required  or  permitted  by the  Commission  (the  "Form  10-K
         Certification"),  in  compliance  with Rules 13a-14 and 15d-14 under the Exchange  Act and any  additional  directives  of the
         Commission.

(ii)     A report  regarding its assessment of compliance  during the preceding  calendar year with all applicable  servicing  criteria set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed  securities  transactions  taken as a whole involving  the Master  Servicer  that are backed by the same types of assets as those  backing  the  certificates,  as well as similar reports on assessment of compliance  received from other parties  participating in the servicing  function as required by relevant  Commission  regulations,  as described in Item  1122(a) of  Regulation AB. The Master  Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each assessment  report  described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection with the Form 10-K  Certification,  the Trustee shall provide the Master  Servicer with a back-up  certification substantially in the form attached hereto as Exhibit P.

(h)      This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(i)      The Trustee shall make  available on the  Trustee's  internet  website each of the reports filed with the  Commission by or on behalf of the Company under the Exchange Act upon delivery of such reports to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)      Prior to the close of business on the  Determination  Date,  the Master  Servicer  shall  furnish a written  statement  to the
Trustee,  any Paying Agent and the Company  (the  information  in such  statement to be made  available to  Certificateholders  and any
Certificate  Insurer by the Master  Servicer on  request) setting  forth (i) the  Available  Distribution  Amount and (ii) the  amounts required  to be  withdrawn  from the  Custodial  Account and  deposited  into the  Certificate  Account on the  immediately  succeeding
Certificate  Account  Deposit Date  pursuant to  clause (iii) of  Section 4.01(a).  The  determination  by the Master  Servicer of such amounts  shall,  in the absence of obvious  error,  be  presumptively  deemed to be correct for all purposes  hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either  (i) deposit in the Certificate  Account from its own funds, or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer  in respect of the  related  Distribution  Date,  which shall be in an  aggregate  amount  equal to the aggregate amount of Monthly  Payments (with each interest  portion thereof  adjusted to the Net Mortgage Rate),  less the amount of any related  Servicing  Modifications,  Debt Service  Reductions  or reductions  in the amount of interest  collectable  from the Mortgagor pursuant to the Relief Act, on the Outstanding  Mortgage Loans as of the related Due Date,  which Monthly Payments were not received as of the close of business as of the related  Determination  Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance,  (ii) withdraw  from amounts on deposit in the Custodial  Account and deposit in the  Certificate  Account all or a portion of the Amount Held for Future  Distribution  in discharge of any such Advance,  or (iii) make  advances in the form of any  combination of
(i) and  (ii) aggregating  the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate  Account on or before 11:00 A.M. New York time on any future  Certificate  Account
Deposit Date to the extent that funds  attributable  to the Mortgage  Loans that are available in the Custodial  Account for deposit in the  Certificate  Account on such  Certificate  Account Deposit Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in  Section 3.07(b) that  has been deposited in the Custodial  Account on or before such  Distribution Date as part of the Advance made by the Master  Servicer  pursuant to this  Section 4.04.  The amount of any  reimbursement  pursuant to  Section 4.02(a) in  respect of outstanding  Advances on any  Distribution  Date shall be allocated to specific  Monthly  Payments due but  delinquent for previous Due
Periods,  which  allocation  shall be made, to the extent  practicable,  to Monthly Payments which have been delinquent for the longest period of time. Such  allocations  shall be conclusive for purposes of  reimbursement to the Master Servicer from recoveries on related
Mortgage Loans pursuant to Section 3.10.

         The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance,  if made, would  constitute a  Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Master Servicer  delivered to the
Company and the Trustee.

         If the Master  Servicer  determines  as of the Business Day  preceding any  Certificate  Account  Deposit Date that it will be unable to  deposit in the  Certificate  Account an amount  equal to the  Advance  required  to be made for the  immediately  succeeding
Distribution  Date, it shall give notice to the Trustee of its  inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such  Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M., New York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by  telecopy) that  the Master  Servicer shall have directly or indirectly deposited  in the  Certificate  Account  such  portion of the amount of the  Advance as to which the Master  Servicer  shall have given notice pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate  all of the rights and obligations of the Master
Servicer under this  Agreement in accordance  with  Section 7.01  and  (b) assume  the rights and  obligations  of the Master  Servicer hereunder,  including  the  obligation  to deposit  in the  Certificate  Account an amount  equal to the  Advance  for the  immediately succeeding Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

         As provided in Section 4.05 of the Series Supplement.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage  interests received in a trade or business,  the reports of foreclosures  and abandonments of any Mortgaged  Property and the information  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property  required by Sections 6050H,  6050J and 6050P, respectively,  of the Code,  and deliver to the Trustee an Officers'  Certificate  on or before March 31 of each year stating that such reports  have been filed.  Such  reports  shall be in form and  substance  sufficient  to meet the  reporting  requirements  imposed by
Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)      With respect to any Mortgage Loan which is delinquent in payment by 90 days or more,  the Master  Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase  Price  therefor;  provided,  that such Mortgage Loan that becomes 90 days or more delinquent  during any given calendar quarter shall only be eligible for purchase  pursuant to this  Section during  the period beginning on the first  Business  Day of the  following  calendar  quarter,  and ending at the close of business on the  second-to-last
Business Day of such following calendar quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not exercised  shall not thereafter be reinstated as to any Mortgage Loan,  unless the  delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent calendar quarter.

(b)      If at any time the Master  Servicer makes a payment to the Certificate  Account  covering the amount of the Purchase Price for such a Mortgage Loan as provided in  clause (a) above,  and the Master  Servicer  provides to the Trustee a  certification  signed by a
Servicing  Officer  stating  that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute the  assignment of such Mortgage  Loan at the request of the Master  Servicer  without  recourse to the Master  Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative thereto.  Such  assignment  shall be an  assignment  outright  and not for  security.  The  Master  Servicer  will  thereupon  own such
Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the  Certificateholders  with respect thereto.

         If, however,  the Master  Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this  Section 4.07 upon the written request of and with funds provided by the Junior  Certificateholder  and thereupon  transferred  such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.     Surety Bond.

(a)      If a Required  Surety  Payment is payable  pursuant to the Surety Bond with respect to any  Additional  Collateral  Loan,  the
Master  Servicer shall so notify the Trustee as soon as reasonably  practicable  and the Trustee shall promptly  complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required  Surety.  The
Master  Servicer shall upon request  assist the Trustee in completing  such notice and shall provide any  information  requested by the
Trustee in connection therewith.

(b)      Upon  receipt of a Required  Surety  Payment  from the Surety on behalf of the  Holders of  Certificates,  the  Trustee  shall deposit such Required Surety Payment in the  Certificate  Account and shall  distribute  such Required Surety Payment,  or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c)      The Trustee shall  (i) receive  as  attorney-in-fact  of each Holder of a  Certificate  any Required  Surety  Payment from the
Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                                           THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Senior,  Class X, Class M, Class B, Class P, Class SB and Class R  Certificates  shall be  substantially  in the forms set forth in  Exhibits  A, A-I,  B, C,  C-I,  C-II and D,  respectively,  or such  other  form or forms  shall be set  forth in the  Series
Supplement,  and shall, on original issue,  be executed and delivered by the Trustee to the  Certificate  Registrar for  authentication and  delivery  to or upon the order of the  Company  upon  receipt by the  Trustee  or the  Custodian  of the  documents  specified  in
Section 2.01.  The Certificates shall be issuable in the minimum  denominations  designated in the Preliminary  Statement to the Series
Supplement.

         The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of an  authorized  officer of the  Trustee.
Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any  benefit  under  this  Agreement,  or be valid  for any  purpose,  unless  there  appears  on such  Certificate  a  certificate  of authentication  substantially  in the form provided for herein  executed by the  Certificate  Registrar by manual  signature,  and such certificate  upon  any  Certificate  shall  be  conclusive  evidence,  and the only  evidence,  that  such  Certificate  has been  duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)      Except as provided  below,  registration  of Book-Entry  Certificates  may not be transferred by the Trustee except to another
Depository that agrees to hold such Certificates for the respective  Certificate Owners with Ownership  Interests therein.  The Holders of the  Book-Entry  Certificates  shall hold their  respective  Ownership  Interests  in and to each of such  Certificates  through the book-entry  facilities of the Depository and, except as provided below, shall not be entitled to Definitive  Certificates in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective  Ownership Interests in the Book-Entry  Certificates
shall be made in accordance  with the  procedures  established  by the  Depository  Participant  or brokerage  firm  representing  such
Certificate  Owner.  Each  Depository  Participant  shall  transfer the Ownership  Interests  only in the  Book-Entry  Certificates  of
Certificate  Owners it  represents  or of  brokerage  firms  for  which it acts as agent in  accordance  with the  Depository's  normal procedures.

         The  Trustee,  the  Master  Servicer  and the  Company  may for all  purposes  (including  the making of  payments  due on the respective  Classes of Book-Entry  Certificates) deal  with the Depository as the authorized  representative of the Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  for the purposes of exercising  the rights of  Certificateholders hereunder.  The rights of Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established  by law and  agreements  between  such  Certificate  Owners and the  Depository  Participants  and  brokerage  firms representing  such Certificate  Owners.  Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of
Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with respect to different  Certificate  Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If with respect to any  Book-Entry  Certificate  (i)(A) the  Company  advises the Trustee in writing that the Depository is no longer  willing or able to properly  discharge its  responsibilities  as Depository  with respect to such  Book-Entry  Certificate  and
(B) the Company is unable to locate a qualified successor,  or (ii)(A) the  Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry  system for such  Book-Entry  Certificate  through the Depositary and (B) upon  receipt of notice from the Depository of the  Depositor's  election to terminate the book-entry  system for such Book-Entry  Certificate,  the Depository
Participants  holding  beneficial  interests in such  Book-Entry  Certificates  agree to initiate such  termination,  the Trustee shall notify all Certificate  Owner of such Book-Entry  Certificate,  through the Depository,  of the occurrence of any such event and of the availability  of Definitive  Certificates  to Certificate  Owners  requesting the same. Upon surrender to the Trustee of the Book-Entry
Certificates  by the  Depository,  accompanied by  registration  instructions  from the Depository for  registration  of transfer,  the
Trustee shall execute, authenticate and deliver the Definitive Certificates.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner materially  adversely  affected thereby may at its option request a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in the related
Class of  Certificates.  In order to make such  request,  such  Certificate  Owner shall,  subject to the rules and  procedures  of the
Depository,  provide the  Depository or the related  Depository  Participant  with  directions for the Trustee to exchange or cause the exchange of the Certificate  Owner's interest in such Class of Certificates for an equivalent  Percentage  Interest in fully registered definitive  form.  Upon receipt by the Trustee of instruction  from the Depository  directing the Trustee to effect such exchange (such instructions to contain  information  regarding the Class of Certificates and the Certificate  Balance being exchanged,  the Depository
Participant  account  to be  debited  with the  decrease,  the  registered  holder  of and  delivery  instructions  for the  Definitive
Certificates and any other  information  reasonably  required by the Trustee),  (i) the Trustee shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate Certificate Principal Balance of the Definitive  Certificates,  (ii) the
Trustee shall  execute,  authenticate  and deliver,  in accordance  with the  registration  and delivery  instructions  provided by the
Depository,  a Definitive  Certificate  evidencing such  Certificate  Owner's  Percentage  Interest in such Class of  Certificates  and
(iii) the  Trustee shall execute and authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate
Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

         None of the  Company,  the Master  Servicer or the  Trustee  shall be liable for any actions  taken by the  Depository  or its nominee,  including,  without  limitation,  any delay in delivery of any instructions  required under Section 5.01 and may conclusively rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of  Definitive  Certificates  the Trustee and the
Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)      If the Class A-V Certificates are Definitive  Certificates,  from time to time Residential  Funding,  as the initial Holder of the Class A-V  Certificates,  may exchange such Holder's Class A-V  Certificates  for Subclasses of Class A-V Certificates to be issued under this  Agreement by delivering a "Request for  Exchange"  substantially  in the form  attached  hereto as Exhibit N executed by an authorized  officer,  which  Subclasses,  in the  aggregate,  will  represent  the  Uncertificated  Class A-V REMIC  Regular  Interests
corresponding  to the Class A-V  Certificates  so surrendered for exchange.  Any Subclass so issued shall bear a numerical  designation commencing with Class A-V-1 and continuing sequentially  thereafter,  and will evidence ownership of the Uncertificated Class A-V REMIC
Regular Interest or Interests  specified in writing by such initial Holder to the Trustee.  The Trustee may  conclusively,  without any independent  verification,  rely on, and shall be protected in relying on, Residential  Funding's  determinations of the Uncertificated
Class A-V REMIC Regular  Interests  corresponding to any Subclass,  the Initial Notional Amount and the initial  Pass-Through Rate on a
Subclass as set forth in such  Request for Exchange and the Trustee  shall have no duty to  determine if any  Uncertificated  Class A-V
REMIC Regular Interest  designated on a Request for Exchange  corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be  substantially  in the form set forth in Exhibit A and shall,  on original  issue,  be executed and delivered by the
Trustee to the Certificate  Registrar for authentication and delivery in accordance with  Section 5.01(a).  Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate  Registrar) be  duly endorsed by, or be accompanied by a written  instrument of transfer  attached to such  Certificate and shall be completed to the satisfaction of the Trustee and the  Certificate  Registrar duly executed by, the initial  Holder  thereof or his attorney duly  authorized in writing.
The  Certificates  of any Subclass of Class A-V  Certificates  may be  transferred  in whole,  but not in part, in accordance  with the provisions of Section 5.02.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in  accordance  with the provisions of Section 8.12 a Certificate  Register in which,  subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially appointed  Certificate  Registrar for the purpose of registering  Certificates and transfers and exchanges of Certificates as herein  provided.  The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant to Section 8.12  and, in the case of any Class M, Class B, Class P or Class R Certificate,  upon  satisfaction of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the  designated  transferee  or  transferees,  one or more new  Certificates  of a like Class (or  Subclass) and  aggregate  Percentage
Interest.

(c)      At the option of the Certificateholders,  Certificates may be exchanged for other Certificates of authorized  denominations of a like Class (or Subclass) and  aggregate  Percentage  Interest,  upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the  Certificate  Registrar shall authenticate  and  deliver  the  Certificates  of such Class which the  Certificateholder  making the  exchange is entitled to receive.
Every  Certificate  presented  or  surrendered  for  transfer  or exchange  shall (if so  required  by the  Trustee or the  Certificate
Registrar) be  duly endorsed by, or be  accompanied  by a written  instrument of transfer in form  satisfactory  to the Trustee and the
Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      No transfer,  sale,  pledge or other  disposition  of a Class B Certificate  or Class P Certificate  shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements of the Securities Act of 1933, as amended, and any applicable  state  securities  laws or is made in accordance  with said Act and laws. In the event that a transfer of a Class B
Certificate or Class P Certificate is to be made either  (i)(A) the  Trustee shall require a written  Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the  Company  that such  transfer  may be made  pursuant to an  exemption, describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate  thereof,  the Company or the Master Servicer shall provide such Opinion of
Counsel at their own expense);  provided that such Opinion of Counsel will not be required in connection  with the initial  transfer of any such  Certificate by the Company or any Affiliate  thereof to the Company or an Affiliate of the Company and (B) the  Trustee shall require  the  transferee  to execute a  representation  letter,  substantially  in the form of  Exhibit H (with  respect to any Class B
Certificate) or Exhibit G-1 (with respect to any Class P Certificate)  hereto,  and the Trustee shall require the transferor to execute a representation  letter,  substantially in the form of Exhibit I hereto, each acceptable to and in form and substance  satisfactory to the Company and the Trustee  certifying  to the Company and the  Trustee the facts  surrounding  such  transfer,  which  representation letters  shall not be an expense of the  Trustee,  the Company or the Master  Servicer;  provided,  however,  that such  representation letters will not be required in connection  with any transfer of any such  Certificate  by the Company or any Affiliate  thereof to the
Company or an Affiliate of the Company,  and the Trustee shall be entitled to conclusively rely upon a representation  (which, upon the request of the Trustee,  shall be a written  representation) from  the Company, of the status of such transferee as an Affiliate of the
Company or (ii) the  prospective  transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master
Servicer with an investment  letter  substantially  in the form of Exhibit J attached  hereto (or such other form as the Company in its sole  discretion  deems  acceptable),  which  investment  letter  shall not be an expense  of the  Trustee,  the  Company or the Master
Servicer,  and which investment  letter states that, among other things,  such transferee (A) is a "qualified  institutional  buyer" as defined  under  Rule 144A,  acting for its own  account or the  accounts of other  "qualified  institutional  buyers" as defined  under
Rule 144A,  and (B) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements  under the
Securities Act provided by Rule 144A.  The Holder of any such Certificate  desiring to effect any such transfer,  sale, pledge or other disposition  shall, and does hereby agree to,  indemnify the Trustee,  the Company,  the Master Servicer and the Certificate  Registrar
against  any  liability  that may  result  if the  transfer,  sale,  pledge  or other  disposition  is not so  exempt or is not made in accordance with such federal and state laws.

(e)      (i) In the case of any  Class B,  Class P,  Class SB or Class R  Certificate  presented  for  registration  in the name of any
Person,  either  (A) the  Trustee shall  require an Opinion of Counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee,  the Company and the Master  Servicer to the effect that the  purchase and holding of such Class B, Class P, Class SB or Class
R Certificate  are  permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under
Section 406 of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the Trustee,  the Company or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the Code) in  addition to those  undertaken in this
Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer or (B) the prospective
Transferee  shall be required to provide the Trustee,  the Company and the Master Servicer with a certification to the effect set forth in  paragraph  six of Exhibit H (with  respect to any Class B  Certificate) or  paragraph  fifteen of Exhibit G-1 (with  respect to any
Class R, Class SB or Class P  Certificate),  which the Trustee may rely upon without further  inquiry or  investigation,  or such other certifications  as the Trustee may deem desirable or necessary in order to establish  that such  Transferee or the Person in whose name such  registration  is  requested  either  (a) is not an employee  benefit  plan or other plan  subject to the  prohibited  transaction provisions  of ERISA or  Section 4975  of the Code (each,  a "Plan"),  or any Person  (including,  without  limitation,  an  investment manager,  a named  fiduciary or a trustee of any  Plan) who is using plan assets,  within the meaning of the U.S.  Department  of Labor regulation promulgated at 29 C.F.R.  Section 2510.3-101,  as modified by Section 3(42) of ERISA, of any Plan to effect such acquisition
(each, a "Plan Investor") or (b) in the case of any Class B Certificate,  the following  conditions are satisfied:  (i) such Transferee is an  insurance  company,  (ii) the  source of funds  used to  purchase  or hold such  Certificate  (or any  interest  therein) is  an
"insurance  company general account" (as defined in U.S.  Department of Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60),
and  (iii) the  conditions  set forth in  Sections  I and III of PTCE  95-60 have been  satisfied  (each  entity  that  satisfies  this clause (b), a "Complying Insurance Company").

(ii)     Any  Transferee  of a Class M  Certificate  will be deemed to have  represented  by virtue of its  purchase or holding of such
         Certificate (or any interest  therein) that  either (a) such Transferee is not a Plan or a Plan Investor,  (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption  ("PTE") 94-29,  59 Fed. Reg. 14674 (March 29,
         1994),  as most recently  amended by PTE 2002-41,  67 Fed. Reg. 54487 (August 22,  2002) (the  "RFC  Exemption"),  and that it understands that there are certain  conditions to the  availability of the RFC Exemption  including that such Certificate must be rated,  at the time of  purchase,  not lower than  "BBB-"  (or its  equivalent) by  Standard & Poor's,  Fitch or Moody's or
         (c) such Transferee is a Complying Insurance Company.

(iii)    (A)               If any Class M  Certificate  (or any  interest  therein) is  acquired  or held by any  Person  that does not satisfy the conditions  described in paragraph  (ii) above,  then the last preceding  Transferee that either (i) is not a Plan or a Plan Investor,  (ii) acquired  such Certificate in compliance with the RFC Exemption,  or (iii) is a Complying  Insurance
         Company  shall be restored,  to the extent  permitted  by law, to all rights and  obligations  as  Certificate  Owner  thereof retroactive  to the date of such Transfer of such Class M  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B)      Any  purported  Certificate  Owner whose  acquisition  or holding of any Class M  Certificate  (or any  interest  therein) was effected in violation of the restrictions in this Section 5.02(e) shall  indemnify and hold harmless the Company, the
                  Trustee,  the Master  Servicer,  any  Subservicer,  each  Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(iv)     Any Purchaser of an allowable  combination  of  Exchangeable  Certificates  or Exchanged  Certificates  will be deemed to have represented by virtue of its purchase and holding of such  Certificates (or any interest  therein) that either (a) it is not a
         Plan or a Plan  Investor,  (b) it has acquired and is holding such  Certificates  in reliance on the RFC Exemption and that it understands that there are certain  conditions to the availability of the RFC Exemption  including that such Certificates must be rated,  at the time of the exchange,  not lower than "BBB-" (or its  equivalent) by Standard & Poor's,  Fitch or Moody's or
         (c) it has  provided  the Trustee  with an Opinion of Counsel  acceptable  to and in form and  substance  satisfactory  to the
         Trustee,  the  Company  and the  Master  Servicer  to the effect  that the  purchase  and  holding  of such  Certificates  are permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject the
         Trustee, the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel  shall not be an expense of the Trustee, the Company or the Master Servicer.

(f)      (i)      Each  Person  who has or who  acquires  any  Ownership  Interest  in a Class R  Certificate  shall be  deemed  by the acceptance or  acquisition of such Ownership  Interest to have agreed to be bound by the following  provisions and to have  irrevocably authorized  the Trustee or its  designee  under  clause (iii)(A) below  to deliver  payments to a Person  other than such Person and to negotiate the terms of any mandatory sale under  clause (iii)(B) below  and to execute all  instruments of transfer and to do all other things  necessary  in  connection  with any such  sale.  The  rights of each  Person  acquiring  any  Ownership  Interest  in a Class R
Certificate are expressly subject to the following provisions:

(A)      Each Person  holding or acquiring any Ownership  Interest in a Class R Certificate  shall be a Permitted  Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)      In  connection  with any proposed  Transfer of any  Ownership  Interest in a Class R  Certificate,  the Trustee  shall require delivery  to it, and shall not  register  the  Transfer  of any Class R  Certificate  until its  receipt  of,  (I) an affidavit and agreement (a "Transfer  Affidavit and Agreement," in the form attached hereto as Exhibit  G-1) from the proposed Transferee,  in form and substance satisfactory to the Master Servicer,  representing and warranting,  among other things,  that it is a Permitted  Transferee,  that it is not  acquiring  its Ownership  Interest in the Class R
                  Certificate that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any Person who is not a
                  Permitted  Transferee,  that for so long as it retains  its  Ownership  Interest  in a Class R  Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has  reviewed  the  provisions  of this  Section 5.02(f) and agrees to be bound by them,  and (II) a  certificate,  in the form  attached  hereto as Exhibit G-2,  from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer,  representing and  warranting,  among  other  things,  that no purpose of the  proposed  Transfer  is to impede the  assessment  or collection of tax.

(C)      Notwithstanding  the delivery of a Transfer  Affidavit and Agreement by a proposed  Transferee  under  clause (B) above,  if a
                  Responsible  Officer of the  Trustee  who is  assigned  to this  Agreement  has actual  knowledge  that the  proposed
                  Transferee  is not a Permitted  Transferee,  no Transfer of an Ownership  Interest in a Class R  Certificate  to such proposed Transferee shall be effected.

(D)      Each Person  holding or acquiring  any  Ownership  Interest in a Class R  Certificate  shall agree  (x) to  require a Transfer
                  Affidavit and Agreement  from any other Person to whom such Person  attempts to transfer its Ownership  Interest in a
                  Class R Certificate  and (y) not to transfer its Ownership  Interest  unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E)      Each Person holding or acquiring an Ownership  Interest in a Class R Certificate,  by purchasing an Ownership Interest in such
                  Certificate,  agrees to give the  Trustee  written  notice that it is a  "pass-through  interest  holder"  within the meaning of  Temporary  Treasury  Regulations  Section 1.67-3T(a)(2)(i)(A) immediately  upon  acquiring  an  Ownership
                  Interest in a Class R Certificate,  if it is, or is holding an Ownership  Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)     The Trustee shall register the Transfer of any Class R Certificate  only if it shall have received the Transfer  Affidavit and
         Agreement,  a certificate of the Holder  requesting  such transfer in the form attached  hereto as Exhibit G-2 and all of such other documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers of the
         Class R Certificates to Non-United  States Persons and Disqualified  Organizations  (as defined in  Section 860E(e)(5) of  the
         Code) are prohibited.

(iii)    (A) If any  Disqualified  Organization  shall  become a holder of a Class R  Certificate,  then the last  preceding  Permitted
         Transferee shall be restored,  to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such Class R Certificate.  If a Non-United  States Person shall become a holder of a Class R Certificate,  then the last preceding United States Person shall be restored,  to the extent permitted by law, to all rights and  obligations  as Holder  thereof  retroactive  to the date of  registration  of such  Transfer  of such Class R
         Certificate.  If a transfer of a Class R  Certificate  is  disregarded  pursuant  to the  provisions  of Treasury  Regulations
         Section 1.860E-1  or  Section 1.860G-3,  then  the last  preceding  Permitted  Transferee  shall be  restored,  to the  extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  The Trustee  shall be under no  liability to any Person for any  registration  of Transfer of a
         Class R Certificate that is in fact not permitted by this  Section 5.02(f) or  for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)      If any  purported  Transferee  shall  become a Holder  of a Class R  Certificate  in  violation  of the  restrictions  in this
                  Section 5.02(f) and  to the  extent  that the  retroactive  restoration  of the  rights of the Holder of such Class R
                  Certificate  as  described  in  clause (iii)(A) above  shall be invalid,  illegal or  unenforceable,  then the Master
                  Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate,  to sell such Class R  Certificate  to a purchaser  selected by the Master  Servicer on such terms as the Master  Servicer may choose.  Such purported  Transferee  shall promptly  endorse and deliver each Class R Certificate in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the
                  Master  Servicer.  The proceeds of such sale, net of the commissions  (which may include  commissions  payable to the
                  Master Servicer or its Affiliates),  expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported  Transferee.  The terms and  conditions of any sale under this  clause (iii)(B) shall  be determined in the sole  discretion  of the  Master  Servicer,  and the  Master  Servicer  shall not be liable to any  Person  having an
                  Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv)     The Master Servicer,  on behalf of the Trustee,  shall make available,  upon written request from the Trustee, all information necessary  to compute any tax imposed  (A) as a result of the Transfer of an Ownership  Interest in a Class R  Certificate  to
         any Person who is a  Disqualified  Organization,  including the  information  regarding  "excess  inclusions"  of such Class R
         Certificates  required  to be  provided  to the  Internal  Revenue  Service  and  certain  Persons as  described  in  Treasury
         Regulations Sections 1.860D-1(b)(5) and  1.860E-2(a)(5),  and (B) as a result of any regulated investment company, real estate investment trust, common trust fund,  partnership,  trust,  estate or organization  described in Section 1381 of the Code that holds an  Ownership  Interest  in a Class R  Certificate  having as among its  record  holders at any time any Person who is a
         Disqualified  Organization.  Reasonable  compensation  for providing such  information  may be required by the Master Servicer from such Person.

(v)      The provisions of this Section 5.02(f) set  forth prior to this clause (v) may be modified,  added to or eliminated,  provided that there shall have been delivered to the Trustee the following:

(A)      written  notification  from each  Rating  Agency to the effect  that the  modification,  addition  to or  elimination  of such provisions  will not cause such Rating  Agency to downgrade  its  then-current  ratings,  if any, of any Class of the
                  Senior,  Class M or Class B Certificates  below the lower of the  then-current  rating or the rating assigned to such
                  Certificates as of the Closing Date by such Rating Agency; and

(B)      subject to  Section 10.01(f),  an Officers'  Certificate of the Master Servicer  stating that the Master Servicer has received an  Opinion  of  Counsel,  in form and  substance  satisfactory  to the  Master  Servicer,  to the  effect  that such modification,  addition to or absence of such  provisions  will not cause any portion of any REMIC  formed  under the
                  Series  Supplement  to cease to qualify as a REMIC and will not cause  (x) any  portion of any REMIC formed under the
                  Series  Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
                  that is a Disqualified  Organization  or (y) a  Certificateholder  or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the Trustee may require payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection  with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the Certificate  Registrar
receive  evidence to their  satisfaction  of the  destruction,  loss or theft of any  Certificate,  and  (ii) there is delivered to the
Trustee and the  Certificate  Registrar such security or indemnity as may be required by them to save each of them  harmless,  then, in the absence of notice to the Trustee or the  Certificate  Registrar that such  Certificate  has been acquired by a bona fide purchaser, the Trustee  shall  execute and the  Certificate  Registrar  shall  authenticate  and  deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new Certificate under this Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge  that may be imposed in relation  thereto and any other  expenses
(including the fees and expenses of the Trustee and the Certificate  Registrar) connected  therewith.  Any duplicate Certificate issued pursuant to this Section shall  constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer,  the Company,  the Master Servicer,  the Trustee, any
Certificate  Insurer,  the  Certificate  Registrar and any agent of the Company,  the Master  Servicer,  the Trustee,  any  Certificate
Insurer  or the  Certificate  Registrar  may  treat  the  Person  in whose  name any  Certificate  is  registered  as the owner of such
Certificate for the purpose of receiving  distributions  pursuant to Section 4.02 and for all other purposes whatsoever,  except as and to the extent  provided in the  definition of  "Certificateholder,"  and neither the Company,  the Master  Servicer,  the Trustee,  any
Certificate  Insurer,  the  Certificate  Registrar nor any agent of the Company,  the Master  Servicer,  the Trustee,  any  Certificate
Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The  Trustee  may  appoint a Paying  Agent for the  purpose of making  distributions  to the  Certificateholders  pursuant  to
Section 4.02.  In the  event of any such  appointment,  on or prior to each  Distribution  Date the  Master  Servicer  on behalf of the
Trustee shall deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to the  Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee  shall cause each Paying  Agent to execute  and deliver to the Trustee an  instrument  in which such Paying  Agent shall agree with the Trustee  that such Paying Agent will hold all sums held by it for the payment to the  Certificateholders  in trust for the  benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held  by  such  Paying  Agent  shall  be  held  only  in  Eligible  Accounts  to the  extent  such  sums  are  not  distributed  to the
Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.     U.S.A. Patriot Act Compliance.

         In order for it to comply  with its  duties  under the  U.S.A.  Patriot  Act,  the  Trustee  may  obtain  and  verify  certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

Section 5.07.     Exchangeable Certificates.

         As provided in Section 5.07 of the Series Supplement.

ARTICLE VI

                                                  THE COMPANY AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Company and the Master Servicer.

         The  Company  and the  Master  Servicer  shall each be liable in  accordance  herewith  only to the extent of the  obligations specifically  and respectively  imposed upon and undertaken by the Company and the Master Servicer  herein.  By way of illustration and not  limitation,  the Company is not liable for the  servicing  and  administration  of the  Mortgage  Loans,  nor is it  obligated  by
Section 7.01 or  Section 10.01  to assume any  obligations of the Master Servicer or to appoint a designee to assume such  obligations, nor is it liable for any other  obligation  hereunder  that it may, but is not  obligated  to,  assume  unless it elects to assume such obligation in accordance herewith.

Section 6.02.     Merger or  Consolidation  of the Company or the Master  Servicer;  Assignment of Rights and  Delegation of Duties by
                           Master Servicer.

(a)      The Company and the Master  Servicer shall each keep in full effect its  existence,  rights and franchises as a corporation or limited liability company,  respectively,  under the laws of the state of its incorporation or formation, as applicable, and shall each obtain and preserve its  qualification  to do business as a foreign  company in each  jurisdiction  in which such  qualification  is or shall be necessary to protect the validity and  enforceability of this Agreement,  the Certificates or any of the Mortgage Loans and to
perform its respective duties under this Agreement.

(b)      Any Person into which the Company or the Master Servicer may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Company or the Master  Servicer shall be a party, or any Person  succeeding  to the  business of the Company or the Master  Servicer,  shall be the  successor  of the Company or the Master
Servicer,  as the case may be,  hereunder,  without the  execution  or filing of any paper or any further act on the part of any of the parties hereto, anything in this Section 6.02(b) to the contrary  notwithstanding;  provided,  however, that the successor or surviving
Person to the Master  Servicer  shall be  qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie  Mac;  and provided further that the Master  Servicer (or the Company,  as  applicable)  shall notify each Rating  Agency and the Trustee in writing of any such merger, conversion or consolidation at least 30 days prior to the effective date of such event.

(c)      Notwithstanding  anything else in this  Section 6.02  and  Section 6.04  to the contrary,  the Master  Servicer may assign its rights and delegate its duties and obligations  under this Agreement;  provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the  Company,  is willing to service the  Mortgage  Loans and  executes  and delivers to the Company and the Trustee an agreement,  in form and substance reasonably  satisfactory to the Company and the Trustee,  which contains an assumption by such Person of the due and punctual  performance  and observance of each covenant and condition to be performed or observed by the Master  Servicer under this Agreement;  provided further that each Rating Agency's rating of the Classes of Certificates  that have been rated in effect immediately  prior to such  assignment and delegation  will not be qualified,  reduced or withdrawn as a result of such  assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).  In the case of any such  assignment and delegation,  the
Master  Servicer shall be released from its obligations  under this Agreement,  except that the Master Servicer shall remain liable for all  liabilities  and  obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction of the conditions to such assignment and delegation set forth in the next preceding  sentence.  This Section 6.02 shall not apply to any sale,  transfer,  pledge or assignment by Residential Funding of the Call Rights.

Section 6.03.     Limitation on Liability of the Company, the Master Servicer and Others.

         Neither the  Company,  the Master  Servicer  nor any of the  directors,  officers,  employees  or agents of the Company or the
Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however, that this provision shall not  protect the  Company,  the Master  Servicer  or any such Person  against  any breach of  warranties  or  representations  or covenants  made  herein or any  liability  which  would  otherwise  be  imposed by reason of  willful  misfeasance,  bad faith or gross negligence in the  performance  of duties or by reason of reckless  disregard of obligations  and duties  hereunder.  The Company,  the
Master  Servicer  and any  director,  officer,  employee or agent of the Company or the Master  Servicer  may rely in good faith on any document of any kind prima  facie  properly  executed  and  submitted  by any Person  respecting  any matters  arising  hereunder.  The
Company,  the Master Servicer and any director,  officer,  employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action relating to this Agreement or the Certificates,  other than any loss,  liability or expense related to any specific Mortgage Loan or Mortgage Loans
(except as any such loss, liability or expense shall be otherwise  reimbursable  pursuant to this Agreement) and any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or administrative  action,  proceeding,  hearing or examination  that is not incidental to its respective  duties under this Agreement and which in its opinion may involve it in any expense or  liability;  provided,  however,  that the Company or the Master  Servicer may in its discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the  Certificateholders  hereunder.  In such event, the legal  expenses and costs of such action,  proceeding,  hearing or  examination  and any  liability  resulting  therefrom  shall be expenses,  costs and  liabilities  of the Trust  Fund,  and the  Company and the Master  Servicer  shall be  entitled to be  reimbursed therefor out of amounts  attributable  to the Mortgage Loans on deposit in the Custodial  Account as provided by  Section 3.10  and, on the  Distribution  Date(s) following  such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued  Certificate  Interest  on each Class  entitled  thereto in the same manner as if such  expenses  and costs  constituted  a
Prepayment Interest Shortfall.

Section 6.04.     Company and Master Servicer Not to Resign.

         Subject to the  provisions  of  Section 6.02,  neither the Company nor the Master  Servicer  shall resign from its  respective obligations  and duties  hereby  imposed on it except upon  determination  that its duties  hereunder are no longer  permissible  under applicable  law. Any such  determination  permitting  the  resignation  of the Company or the Master  Servicer shall be evidenced by an
Opinion of Counsel to such effect  delivered to the Trustee.  No such  resignation by the Master Servicer shall become  effective until the Trustee or a successor  servicer shall have assumed the Master  Servicer's  responsibilities  and  obligations  in accordance  with
Section 7.02.

ARTICLE VII

                                                                DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)      the Master  Servicer  shall fail to  distribute or cause to be  distributed  to the Holders of  Certificates  of any Class any
         distribution  required to be made under the terms of the  Certificates  of such Class and this  Agreement and, in either case, such failure  shall  continue  unremedied  for a period of 5 days after the date upon which  written  notice of such  failure, requiring  such failure to be remedied,  shall have been given to the Master  Servicer by the Trustee or the Company or to the
         Master  Servicer,  the Company and the Trustee by the Holders of Certificates of such Class  evidencing  Percentage  Interests aggregating not less than 25%; or

(ii)     the Master  Servicer shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates of any Class or in this Agreement and such failure shall continue unremedied  for a period of 30 days  (except  that such number of days shall be 15 in the case of a failure to pay the premium for any  Required  Insurance  Policy) after  the  date on which  written  notice  of such  failure,  requiring  the same to be remedied,  shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer,  the Company
         and the Trustee by the Holders of Certificates of any Class evidencing,  in the case of any such Class,  Percentage  Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an involuntary  case under any present or future  federal or state  bankruptcy,  insolvency or similar law or appointing a conservator  or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings,  or for the  winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall  consent to the  appointment  of a  conservator  or  receiver  or  liquidator  in any  insolvency, readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its  inability to pay its debts  generally as they become due, file a petition to take  advantage  of, or  commence a voluntary  case under,  any  applicable  insolvency  or  reorganization  statute,  make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)     the Master  Servicer  shall notify the Trustee  pursuant to  Section 4.04(b) that  it is unable to deposit in the  Certificate
         Account an amount equal to the Advance.

         If an Event of Default described in clauses  (i)-(v) of this  Section shall  occur,  then, and in each and every such case, so long as such Event of Default shall not have been  remedied,  either the Company or the Trustee may, and at the direction of Holders of
Certificates  entitled to at least 51% of the Voting  Rights,  the Trustee shall,  by notice in writing to the Master  Servicer (and to the Company if given by the Trustee or to the Trustee if given by the  Company),  terminate  all of the rights and  obligations  of the
Master  Servicer  under  this  Agreement  and in and to the  Mortgage  Loans  and the  proceeds  thereof,  other  than its  rights as a
Certificateholder  hereunder.  If an Event of Default described in clause (vi) hereof  shall occur, the Trustee shall, by notice to the
Master  Servicer and the Company,  immediately  terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the  Mortgage  Loans and the  proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in
Section 4.04(b).  On or after the  receipt by the  Master  Servicer  of such  written  notice,  all  authority  and power of the Master
Servicer under this  Agreement,  whether with respect to the  Certificates  (other than as a Holder  thereof) or  the Mortgage Loans or otherwise,  shall  subject to  Section 7.02  pass to and be vested in the  Trustee or the  Trustee's  designee  appointed  pursuant  to
Section 7.02;  and, without limitation,  the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master
Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other instruments,  and to do or accomplish all other acts or things  necessary  or  appropriate  to effect the  purposes  of such  notice of  termination,  whether to  complete  the  transfer  and endorsement or assignment of the Mortgage  Loans and related  documents,  or otherwise.  The Master  Servicer  agrees to cooperate with the  Trustee in  effecting  the  termination  of the  Master  Servicer's  responsibilities  and rights  hereunder,  including,  without limitation,  the  transfer to the Trustee or its  designee  for  administration  by it of all cash  amounts  which shall at the time be credited to the Custodial  Account or the  Certificate  Account or thereafter be received with respect to the Mortgage  Loans.  No such termination  shall release the Master  Servicer for any liability that it would  otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding  any  termination  of the  activities of  Residential  Funding in its capacity as Master  Servicer  hereunder,
Residential  Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's  rights and obligations as Master  Servicer  hereunder and received after such notice,  that portion to which Residential  Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect  thereof,  and any other amounts  payable to  Residential  Funding  hereunder the  entitlement to which arose prior to the termination of its activities  hereunder.  Upon the termination of Residential  Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.     Trustee or Company to Act; Appointment of Successor.

(a)      On and after the time the Master Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in accordance with  Section 6.04,  the  Trustee  or, upon notice to the Company  and with the  Company's  consent  (which  shall not be  unreasonably withheld) a  designee (which meets the standards set forth below) of the Trustee,  shall be the successor in all respects to the Master
Servicer in its capacity as servicer  under this Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities relating thereto placed on the Master Servicer (except for the  responsibilities, duties and  liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers  or Sellers as set forth in such Sections,  and its  obligations to deposit  amounts in respect of losses  incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections  3.07(c) and  4.01(b) by the terms and provisions  hereof);  provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding Master
Servicer's  failure to provide  information  required by Section 4.04  shall not be considered a default by the Trustee  hereunder.  As compensation  therefor,  the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been  entitled to charge to the  Custodial  Account or the  Certificate  Account if the Master  Servicer had continued to act hereunder and, in addition,  shall be entitled to the income from any Permitted  Investments made with amounts attributable to the Mortgage Loans held in the  Custodial  Account or the  Certificate  Account.  If the  Trustee  has  become the  successor  to the Master  Servicer  in accordance with Section 6.04 or Section 7.01,  then  notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent  jurisdiction to appoint,  any established housing and home finance institution,  which is also a Fannie Mae- or Freddie  Mac-approved  mortgage servicing  institution,  having a net worth of not less than $10,000,000 as the successor to the Master Servicer  hereunder in the assumption of all or any part of the  responsibilities, duties or liabilities of the Master  Servicer  hereunder.  Pending  appointment of a successor to the Master  Servicer  hereunder,  the
Trustee  shall become  successor to the Master  Servicer and shall act in such capacity as  hereinabove  provided.  In connection  with such  appointment  and assumption,  the Trustee may make such  arrangements  for the  compensation of such successor out of payments on
Mortgage  Loans as it and such  successor  shall  agree;  provided,  however,  that no such  compensation  shall be in  excess  of that permitted the initial Master Servicer  hereunder.  The Company,  the Trustee,  the Custodian and such successor shall take such action, consistent with this Agreement,  as shall be necessary to effectuate any such  succession.  The Servicing Fee for any successor  Master
Servicer  appointed  pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing
Fee accrues at a rate of less than 0.20% per annum in the event that the  successor  Master  Servicer is not  servicing  such  Mortgage
Loans  directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage  Loans.  The Master  Servicer  shall pay the  reasonable  expenses of the Trustee in connection  with any servicing transition hereunder.

(b)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either  (i) the  successor  Master
Servicer,  including  the Trustee if the Trustee is acting as  successor  Master  Servicer,  shall  represent  and warrant that it is a member  of MERS in good  standing  and shall  agree to  comply in all  material  respects  with the  rules  and  procedures  of MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor  Master  Servicer as necessary under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an  assignment  of Mortgage in recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute  and deliver  such other  notices,  documents  and other  instruments  as may be necessary or  desirable  to effect a transfer of such  Mortgage  Loan or  servicing  of such  Mortgage  Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master  Servicer shall file or cause to be filed any such assignment in the appropriate recording  office.  The  predecessor  Master  Servicer  shall bear any and all fees of MERS,  costs of  preparing  any  assignments  of
Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subSection (b).  The successor
Master  Servicer  shall cause such  assignment  to be delivered to the Trustee or the  Custodian  promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such termination or appointment of a successor to the Master  Servicer,  the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b)      Within  60 days  after the  occurrence  of any  Event of  Default,  the  Trustee  shall  transmit  by mail to all  Holders  of
Certificates  notice of each such Event of Default  hereunder known to the Trustee,  unless such Event of Default shall have been cured or waived.

Section 7.04.     Waiver of Events of Default.

         The Holders  representing  at least 66% of the Voting  Rights  affected by a default or Event of Default  hereunder  may waive such default or Event of Default;  provided,  however,  that (a) a default or Event of Default under clause (i) of  Section 7.01 may be waived  only by all of the Holders of  Certificates  affected by such  default or Event of Default and (b) no  waiver  pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in  Section 11.01(b)(i) or  (ii). Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights affected by such default or Event of  Default,  such  default  or Event of  Default  shall  cease to exist and shall be deemed to have been  remedied  for every  purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right  consequent  thereon except to the extent expressly so waived.

ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of Default  which may have occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been cured or  waived),  the Trustee  shall  exercise  such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)      The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee which are  specifically  required to be furnished  pursuant to any  provision of this  Agreement, shall  examine  them to  determine  whether  they  conform  to the  requirements  of this  Agreement.  The  Trustee  shall  notify  the
Certificateholders  of any such documents which do not materially  conform to the  requirements of this Agreement in the event that the
Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee  shall forward or cause to be forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded by the Trustee  pursuant to Sections 4.03,  4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master
Servicer  such  information  as the Master  Servicer may  reasonably  request from time to time for the Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series  Supplement as a REMIC under the REMIC  Provisions and
(subject to Section 10.01(f)) to  prevent the imposition of any federal, state or local income,  prohibited  transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are  reasonably  within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)      No provision of this  Agreement  shall be construed to relieve the Trustee from  liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement, the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against the Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness of the opinions expressed  therein,  upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)     The  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a  Responsible  Officer  or
         Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining  the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of  Certificateholders  of any Class holding  Certificates  which evidence,  as to such
         Class,  Percentage  Interests  aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee shall not be charged with knowledge of any default (other than a default in payment to the  Trustee) specified  in clauses  (i) and  (ii) of  Section 7.01  or an Event of Default under clauses (iii),  (iv) and  (v) of  Section 7.01  unless a
         Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written  notice of such  failure or event at its  Corporate  Trust  Office from the
         Master Servicer, the Company or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this  Agreement  shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise incur any personal financial liability in the  performance  of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its rights or powers,  if the
         Trustee  shall have  reasonable  grounds for  believing  that  repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall timely pay,  from its own funds,  the amount of any and all federal,  state and local taxes  imposed on the
Trust Fund or its assets or  transactions  including,  without  limitation,  (A) "prohibited  transaction"  penalty taxes as defined in
Section 860F  of the Code,  if,  when and as the same shall be due and  payable,  (B) any  tax on  contributions  to a REMIC  after the
Closing  Date  imposed  by  Section 860G(d) of  the Code and  (C) any  tax on "net  income  from  foreclosure  property"  as defined in
Section 860G(c) of  the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

(e)      Notwithstanding  anything to the  contrary  contained  herein or in any  related  Custodial  Agreement,  in no event shall the
Trustee  have any  liability  in respect of any actions or  omissions  of the  Custodian  herein or  pursuant to any related  Custodial
Agreement.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee may rely and shall be protected in acting or refraining  from acting upon any resolution,  Officers'  Certificate, certificate of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document  believed by it to be genuine and to have been signed or  presented  by the proper party or parties;

(ii)     The Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action  taken or suffered  or omitted by it  hereunder  in good faith and in  accordance  with such  Opinion of
         Counsel;

(iii)    The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers  vested in it by this  Agreement  or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order or direction of any of the
         Certificateholders,  pursuant to the provisions of this Agreement,  unless such  Certificateholders  shall have offered to the
         Trustee  reasonable  security or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of
         Default (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the  same  degree  of care and  skill  in their  exercise  as a  prudent  investor  would  exercise  or use  under  the circumstances in the conduct of such investor's own affairs;

(iv)     The Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of Default which may have occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution, certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent,  order, approval,  bond or other paper or document,  unless  requested  in writing  so to do by  Holders of  Certificates  of any Class  evidencing,  as to such  Class,
         Percentage  Interests,  aggregating not less than 50%; provided,  however, that if the payment within a reasonable time to the
         Trustee of the costs,  expenses or  liabilities  likely to be incurred  by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require  reasonable  indemnity  against  such  expense or  liability  as a  condition  to so  proceeding.  The reasonable  expense  of every  such  examination  shall be paid by the  Master  Servicer,  if an Event of  Default  shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)     The Trustee  may  execute any of the trusts or powers  hereunder  or perform  any duties  hereunder  either  directly or by or through agents or attorneys or custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder; and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a Class R Certificate hereby  irrevocably  appoints and  authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns required  to be filed on behalf of the Trust  Fund.  The  Trustee  shall sign on behalf of the Trust  Fund and  deliver to the
         Master  Servicer  in a timely  manner any Tax  Returns  prepared  by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following the issuance of the  Certificates,  the Trustee shall not accept any contribution of assets to the Trust Fund unless
(subject  to  Section 10.01(f)) it  shall  have  obtained  or been  furnished  with an  Opinion  of  Counsel  to the  effect  that such contribution  will not (i) cause any portion of any REMIC formed under the Series  Supplement to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such  contribution
(including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained  herein and in the  Certificates  (other than the  execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall  be taken as the statements of the Company or the Master  Servicer as the case may be, and the Trustee  assumes no  responsibility  for their  correctness.  The Trustee  makes no  representations  as to the validity or sufficiency  of this  Agreement  or of the  Certificates  (except  that  the  Certificates  shall  be duly  and  validly  executed  and authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document,  or of MERS or the MERS(R)System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Company or the Master Servicer of any of the  Certificates  or of the proceeds of such  Certificates,  or for the use or  application of any funds paid to the Company or the Master  Servicer in respect of the  Mortgage  Loans or  deposited in or withdrawn  from the  Custodial  Account or the  Certificate
Account by the Company or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.
(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be  entitled  to,  reasonable  compensation  (which  shall not be  limited by any  provision  of law in regard to the compensation  of a trustee of an express  trust) for  all  services  rendered  by each of them in the  execution  of the trusts  hereby created and in the exercise  and  performance  of any of the powers and duties  hereunder  of the Trustee and any  co-trustee,  and the
Master  Servicer will pay or reimburse the Trustee and any  co-trustee  upon request for all  reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any co-trustee in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the expenses  incurred  by the  Trustee  or any  co-trustee  in  connection  with the  appointment  of an  office  or  agency  pursuant  to
Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master  Servicer agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense  incurred  without  negligence or willful  misconduct on its part,  arising out of, or in connection  with,  the acceptance and administration of the Trust Fund, including the costs and expenses (including  reasonable legal fees and expenses) of  defending itself against  any claim in  connection  with the  exercise  or  performance  of any of its powers or duties  under this  Agreement,  and the
Custodial  Agreement and the Master  Servicer  further agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against, any loss,  liability or expense arising out of, or in connection with, the provisions set forth in  Section 2.01(a) hereof,  including, without limitation,  all costs, liabilities and expenses (including reasonable legal fees and expenses) of  investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof  promptly after the
         Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the Master  Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer  shall not be liable for settlement of any claim by the Trustee  entered into without the prior consent of the Master  Servicer  which consent shall not be  unreasonably withheld.

         No  termination of this Agreement  shall affect the  obligations  created by this  Section 8.05(b) of  the Master  Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this  Section 8.05(b) shall  not pertain to (A) any loss,  liability  or expense of the  Trustee,  including  the costs and  expenses  of  defending  itself  against any claim, incurred in connection with any actions taken by the Trustee at the direction of the  Certificateholders  pursuant to the terms of this
Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking  association  having its principal office in a state and city  acceptable  to the  Company  and  organized  and doing  business  under the laws of such state or the United  States of
America,  authorized  under  such  laws to  exercise  corporate  trust  powers,  having a  combined  capital  and  surplus  of at least
$50,000,000,  subject to supervision or examination by federal or state authority and the short-term  rating of such institution  shall be A-1 in the case of Standard & Poor's if Standard & Poor's is a Rating Agency.  If such corporation or national  banking  association publishes  reports of condition at least annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining authority,  then for the  purposes of this  Section the  combined  capital and  surplus of such  corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving  written notice thereof to the
Company and the Master  Servicer.  Upon receiving such notice of resignation,  the Company shall promptly  appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no  successor  trustee  shall have been so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions  of  Section 8.06  and shall fail to resign after  written  request  therefor by the Company,  or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged  bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the Company may remove the Trustee and appoint a successor trustee by written  instrument,  in duplicate,  one copy of which instrument shall be  delivered  to the  Trustee so removed  and one copy to the  successor  trustee.  In  addition,  in the event that the Company determines that the Trustee has failed (i) to  distribute or cause to be distributed to the  Certificateholders  any amount required to be  distributed  hereunder,  if such  amount is held by the  Trustee  or its  Paying  Agent  (other  than the  Master  Servicer  or the
Company) for  distribution  or (ii) to  otherwise  observe or perform in any  material  respect  any of its  covenants,  agreements  or obligations hereunder,  and such failure shall continue unremedied for a period of 5 days (in respect of  clause (i) above) or  30 days
(in respect of  clause (ii) above),  other than any failure to comply with the  provisions  of Article  XII, in which case no notice or grace period shall be applicable) after  the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the  Company,  then the  Company  may remove the  Trustee and appoint a successor  trustee by written instrument  delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding sentence,  the Company shall, on or before the date on which any such appointment becomes effective,  obtain from each Rating
Agency written  confirmation  that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time remove the Trustee and appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such  Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the Company,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this
Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor trustee appointed as provided in Section 8.07  shall execute,  acknowledge and deliver to the Company and to its predecessor  trustee an instrument  accepting such appointment  hereunder,  and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights, powers, duties and obligations of its predecessor  hereunder,  with the like  effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the  successor  trustee all
Custodial  Files and related  documents  and  statements  held by it hereunder  (other than any  Custodial  Files at the time held by a
Custodian,  which shall become the agent of any successor trustee hereunder),  and the Company, the Master Servicer and the predecessor trustee  shall  execute and  deliver  such  instruments  and do such other  things as may  reasonably  be  required  for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)      No  successor  trustee  shall  accept  appointment  as provided in this  Section unless  at the time of such  acceptance  such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance  of  appointment  by a successor  trustee as provided in this  Section,  the Company shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the
Company fails to mail such notice within 10 days after  acceptance of  appointment  by the  successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking  association  resulting from any merger,  conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking  association  succeeding to the business of the Trustee,  shall be the successor of the Trustee  hereunder,  provided such corporation or national banking  association shall be eligible under the provisions of  Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation  to the  Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any other  provisions  hereof,  at any time,  for the  purpose  of  meeting  any  legal  requirements  of any jurisdiction  in which any part of the Trust Fund or property  securing  the same may at the time be located,  the Master  Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees,  jointly with the Trustee, or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master Servicer shall not have joined in such appointment  within 15 days after the  receipt by it of a request so to do, or in case an Event of Default  shall have  occurred  and be  continuing,  the  Trustee alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor  trustee under  Section 8.06  hereunder and no notice to Holders of  Certificates  of the  appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any appointment of a co-trustee or separate trustee pursuant to this  Section 8.10 all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee, and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer  hereunder),  the Trustee shall be incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion thereof in any such  jurisdiction) shall  be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee  shall be deemed to have been given to each of the then  separate trustees and co-trustees,  as effectively as if given to each of them.  Every instrument  appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any separate trustee or co-trustee may, at any time,  constitute the Trustee, its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its estates, properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the Company and the
Master  Servicer,  appoint one or more Custodians who are not Affiliates of the Company,  the Master Servicer or any Seller to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  Subject to Article VIII,  the
Trustee  agrees to comply with the terms of each Custodial  Agreement with respect to the Custodial  Files and to enforce the terms and provisions thereof against the Custodian for the benefit of the  Certificateholders.  Each Custodian shall be a depository  institution subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction  in which it holds any Custodial  File.  Each  Custodial  Agreement,  with respect to the
Custodial  Files,  may be  amended  only as  provided  in  Section 11.01.  The  Trustee  shall  notify  the  Certificateholders  of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

         The Trustee will maintain an office or agency in the United States at the address  designated in  Section 11.05  of the Series
Supplement where  Certificates may be surrendered for registration of transfer or exchange.  The Trustee will maintain an office at the address  stated in  Section 11.05  of the  Series  Supplement  where  notices  and  demands  to or upon the  Trustee in respect of this
Agreement may be served.

ARTICLE IX

                                         TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.     Optional  Purchase by the Master Servicer of All  Certificates;  Termination Upon Purchase by the Master Servicer or
                           Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02,  the respective  obligations and responsibilities of the Company, the Master Servicer and the Trustee
created  hereby in respect of the  Certificates  (other than the  obligation  of the Trustee to make certain  payments  after the Final
Distribution  Date to  Certificateholders  and the obligation of the Company to send certain  notices as hereinafter  set  forth) shall terminate  upon the last  action  required  to be taken by the  Trustee on the Final  Distribution  Date  pursuant  to this  Article IX following the earlier of:

(i)      the later of the final  payment  or other  liquidation  (or any  Advance  with  respect  thereto) of  the last  Mortgage  Loan remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     the  purchase  by the Master  Servicer  of all  Mortgage  Loans and all  property  acquired  in respect of any  Mortgage  Loan remaining in the Trust Fund at a price equal to 100% of the unpaid  principal  balance of each  Mortgage Loan or, if less than such unpaid principal  balance,  the fair market value of the related  underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal  balance on the day of repurchase  plus accrued  interest  thereon at the Mortgage  Rate (or Modified  Mortgage Rate in the case of any
         Modified  Mortgage  Loan) from the Due Date to which interest was last paid by the Mortgagor to, but not including,  the first day of the month in which such repurchase price is distributed,  provided,  however,  that in no event shall the trust created hereby  continue  beyond (i) the  Maturity Date or (ii) the  expiration of 21 years from the death of the last survivor of the descendants  of Joseph P. Kennedy,  the late  ambassador  of the United  States to the Court of St. James,  living on the date hereof and provided  further that the purchase price set forth above shall be increased as is necessary,  as determined by the
         Master  Servicer,  to avoid  disqualification  of any portion of any REMIC formed under the Series  Supplement as a REMIC. The purchase price paid by the Master  Servicer shall also include any amounts owed by the Master  Servicer  pursuant to Section 4 of the  Assignment  Agreement  in  respect  of  any  liability,  penalty  or  expense  that  resulted  from  a  breach  of the representation  and warranty set forth in  clause (xii) or (xxxviii) of  such  Section that  remain unpaid on the date of such purchase.

         The right of the Master  Servicer to purchase all the assets of the Trust Fund pursuant to  clause (ii) above  is  conditioned upon the Pool Stated Principal  Balance as of the Final  Distribution  Date, prior to giving effect to distributions to be made on such
Distribution  Date,  being  less than ten  percent of the  Cut-off  Date  Principal  Balance of the  Mortgage  Loans.  If such right is exercised by the Master  Servicer,  the Master  Servicer  shall be entitled to  reimbursement  for the full amount of any  unreimbursed
Advances  theretofore  made by it with respect to the Mortgage Loans pursuant to Section 3.10.  In addition,  the Master Servicer shall provide to the Trustee the certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly following payment of the purchase price, release to the Master Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut off Date  Principal  Balance of the Mortgage
Loans,  the Master Servicer shall have the right,  at its option,  to purchase the  Certificates in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal Balance of such Certificates plus the sum of Accrued Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(b)      The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the  Distribution  Date on which the Master
Servicer  anticipates  that the  final  distribution  will be made to  Certificateholders  (whether  as a  result  of the  exercise  by
Residential  Funding of its right to purchase the assets of the Trust Fund or  otherwise) or  on which the Master Servicer  anticipates that the  Certificates  will be purchased (as a result of the exercise by Residential  Funding of its right to purchase the outstanding
Certificates).  Notice of any  termination,  specifying  the  anticipated  Final  Distribution  Date (which  shall be a date that would otherwise be a Distribution  Date) upon which the  Certificateholders  may surrender their  Certificates to the Trustee (if so required by the terms hereof) for  payment of the final distribution and cancellation or notice of any purchase of the outstanding  Certificates shall be given  promptly by the Master  Servicer (if  Residential  Funding is exercising  its right to purchase the assets of the Trust
Fund or to purchase the outstanding  Certificates),  or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the Master  Servicer (in the case of Residential  Funding  exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding  Certificates) or the Trustee (in any other case) and mailed by the Trustee to the  Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)      the  anticipated  Final  Distribution  Date upon  which  final  payment of the  Certificates  is  anticipated  to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein  designated where required  pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the  outstanding  Certificates,  the  Distribution
         Date on which such purchase is to be made,

(ii)     the amount of any such final payment, or in the case of the purchase of the outstanding  Certificates,  the purchase price, in either case, if known, and

(iii)    that the Record Date  otherwise  applicable to such  Distribution  Date is not  applicable  and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         If the Master  Servicer is  obligated  to give notice to  Certificateholders  as  aforesaid,  it shall give such notice to the
Certificate  Registrar at the time such notice is given to  Certificateholders  and, if Residential Funding is exercising its rights to purchase the  outstanding  Certificates,  Residential  Funding  shall give such notice to each Rating Agency at the time such notice is given to  Certificateholders.  As a result of the exercise by Residential Funding of its right to purchase the assets of the Trust Fund or the outstanding  Certificates,  Residential  Funding shall deposit in the Custodial  Account before the Final  Distribution  Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.

(c)      Upon  presentation  and surrender of the  Certificates  by the  Certificateholders  thereof in connection with the exercise by
Residential  Funding of its right to purchase the  Certificates,  the Trustee shall distribute to the  Certificateholders  on the Final
Distribution Date the respective amounts determined in accordance with Section 4.02.  Notwithstanding  the reduction of the Certificate
Principal Balance of any Class of Subordinate  Certificates to zero, such Class will be outstanding  hereunder until the termination of the respective  obligations  and  responsibilities  of the Company,  the Master  Servicer and the Trustee  hereunder in accordance with
Article IX.

(d)      If any  Certificateholders  shall not surrender their  Certificates  for final payment and cancellation on or before the Final
Distribution Date (if so required by the terms hereof),  the Trustee shall on such date cause all funds in the Certificate  Account not distributed in final distribution to Certificateholders  to be withdrawn therefrom and credited to the remaining  Certificateholders by depositing  such  funds in a  separate  escrow  account  for the  benefit  of such  Certificateholders,  and the  Master  Servicer  (if
Residential  Funding  exercised its right to purchase the assets of the Trust Fund),  or the Trustee (in any other  case) shall  give a second written notice to the remaining  Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final distribution  with respect  thereto.  If within six months after the second notice any Certificate  shall not have been surrendered for cancellation,  the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining  Certificateholders
concerning  surrender  of  their  Certificates.   The  costs  and  expenses  of  maintaining  the  escrow  account  and  of  contacting
Certificateholders  shall be paid out of the assets which remain in the escrow  account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered  for  cancellation,  the  Trustee  shall pay to the  Master  Servicer  all  amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the escrow account or by the Master  Servicer as a result of such  Certificateholder's  failure  to  surrender  its  Certificate(s) for  final  payment  thereof in  accordance  with this
Section 9.01.

(e)      If any  Certificateholders  do not surrender their  Certificates on or before the Distribution Date on which a purchase of the outstanding  Certificates is to be made, the Trustee shall on such date cause all funds in the Custodial  Account  deposited therein by
Residential  Funding pursuant to  Section 9.01(b) to  be withdrawn therefrom and deposited in a separate escrow account for the benefit of such  Certificateholders,  and the Master Servicer shall give a second written notice to such  Certificateholders to surrender their
Certificates  for payment of the purchase price therefor.  If within six months after the second notice any Certificate  shall not have been surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such  Certificates  concerning  surrender of their  Certificates.  The costs and expenses of  maintaining  the escrow account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered for  cancellation in accordance with this  Section 9.01,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the Holders thereof and the Master Servicer shall  thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the escrow account or by the Master Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for  payment in accordance with this  Section 9.01.  Any Certificate that is not surrendered on the Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as  provided  above  will be deemed to have been  purchased  and the  Holder as of such date will have no rights with respect  thereto except to receive the purchase price  therefor  minus any costs and expenses  associated  with such escrow account and notices allocated thereto.

(f)      All  rights  of  Residential  Funding  to  purchase  the  assets  of the Trust  Fund,  or to  purchase  specified  classes  of
Certificates,  as set forth in  Section 9.01(a) are  referred to in this  Agreement  as the "Call  Rights".  Notwithstanding  any other provision of this Agreement,  Residential  Funding shall have the right to sell,  transfer,  pledge or otherwise assign the Call Rights at any time to any Person.  Upon written notice by Residential  Funding to the Trustee and the Master  Servicer of any such  assignment of the Call Rights to any assignee,  the Trustee and the Master  Servicer  shall be obligated to recognize  such assignee as the holder of the Call Rights.  Such entity, if not Residential Funding or an affiliate,  shall be deemed to represent,  at the time of such sale, transfer,  pledge or other  assignment,  that one of the  following  will be, and at the time the Call Right is exercised  is, true and correct:  (i) the exercise of such Call Right shall not result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or
Section 4975  of  the  Code  (including  by  reason  of  U.S.  Department  of  Labor  ("DOL") Prohibited  Transaction  Class  Exemption
("PTCE") 75-1  (Part I), 84-14,  90-1, 91-38, 95-60 or 96-23 or other applicable  exemption) or  (ii) such entity is (A) not a party in interest  under  Section 3(14) of  ERISA or a  disqualified  person under  Section 4975(e)(2) of  the Code with respect to any employee benefit plan subject to Section 406 of ERISA or any plan subject to  Section 4975  of the Code (other than an employee  benefit plan or plan  sponsored or  maintained by the entity,  provided that no assets of such employee  benefit plan or plan are invested or deemed to be invested in the Certificates) and (B) not a "benefit plan investor" as described in DOL regulation  Section 2510.3-101(f)(2)  and as modified by Section  3(42) of ERISA.  If any such  assignee  of the Call Right is unable to  exercise  such Call Right by reason of the preceding  sentence,  then the Call Right shall revert to the immediately  preceding  assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.     Additional Termination Requirements.

(a)      Each REMIC that  comprises  the Trust Fund shall be  terminated in  accordance  with the  following  additional  requirements, unless  (subject to  Section 10.01(f)) the  Trustee and the Master  Servicer  have  received  an Opinion of Counsel  (which  Opinion of
Counsel shall not be an expense of the  Trustee) to  the effect that the failure of each such REMIC to comply with the  requirements of this  Section 9.02  will not  (i) result in the  imposition on the Trust Fund of taxes on  "prohibited  transactions,"  as described in
Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)      The Master Servicer shall establish a 90-day  liquidation  period for each such REMIC and specify the first day of such period in a statement  attached to the Trust Fund's final Tax Return pursuant to Treasury  regulations  Section 1.860F-1.  The Master
         Servicer also shall satisfy all of the  requirements  of a qualified  liquidation  for a REMIC under  Section 860F of the Code and regulations thereunder;

(ii)     The Master  Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final payment on the  Certificates,  the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)    If Residential  Funding or the Company is exercising its right to purchase the assets of the Trust Fund,  Residential  Funding shall,  during the 90-day liquidation  period and at or prior to the Final  Distribution  Date,  purchase all of the assets of the Trust Fund for cash.

(b)      Each  Holder  of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the  Master  Servicer  as its attorney-in-fact  to adopt a plan of complete  liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.     Termination of Multiple REMICs.

         If the REMIC  Administrator  makes two or more  separate  REMIC  elections,  the  applicable  REMIC shall be terminated on the earlier of the Final  Distribution  Date and the date on which it is deemed to receive  the last  deemed  distributions  on the related
Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                                           REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The REMIC  Administrator  shall  make an  election  to treat  the  Trust  Fund as one or more  REMICs  under the Code and,  if necessary,  under  applicable state law. The assets of each such REMIC will be set forth in the Series  Supplement.  Such election will be made on Form 1066 or other appropriate  federal tax or information  return (including Form 8811) or any appropriate state return for the taxable  year ending on the last day of the  calendar  year in which the  Certificates  are issued.  For the purposes of each REMIC election in respect of the Trust Fund,  Certificates  and interests to be designated as the "regular  interests"  and the sole class of
"residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement.  The REMIC Administrator and the Trustee
shall not permit the creation of any  "interests"  (within the meaning of  Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b)      The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of  Section 860G(a)(9) of  the
Code.

(c)      The REMIC  Administrator  shall hold a Class R Certificate  representing a 0.01% Percentage Interest each Class of the Class R
Certificates  and shall be  designated as "the tax matters  person" with respect to each REMIC in the manner  provided  under  Treasury regulations  Section 1.860F-4(d) and  Treasury regulations  Section 301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall  (i) act on behalf of each REMIC in relation to any tax matter or  controversy  involving the Trust Fund and  (ii) represent  the
Trust Fund in any administrative or judicial  proceeding  relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses,  including without  limitation  attorneys' or accountants' fees, and costs of any such proceeding and any  liability  resulting  therefrom  shall be  expenses  of the  Trust  Fund and the  REMIC  Administrator  shall be  entitled  to reimbursement  therefor  out of amounts  attributable  to the  Mortgage  Loans on  deposit in the  Custodial  Account  as  provided  by
Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC  Administrator's  willful misfeasance,  bad faith or gross  negligence.  If the REMIC  Administrator is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator may  continue  its  duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed  $3,000  per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it  determines  are required with respect to each REMIC  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns shall be borne by the REMIC  Administrator  without any right of  reimbursement  therefor.  The REMIC  Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC  Administrator with such information as the REMIC  Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide  (i) to any Transferor of a Class R Certificate  such  information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to
the Trustee,  and the Trustee shall forward to the  Certificateholders,  such information or reports as are required by the Code or the
REMIC Provisions  including reports relating to interest,  original issue discount and market discount or premium (using the Prepayment
Assumption) and  (iii) to the Internal  Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC.

(f)      The Master Servicer and the REMIC  Administrator  shall take such actions and shall cause each REMIC created hereunder to take such actions as are  reasonably  within the Master  Servicer's  or the REMIC  Administrator's  control and the scope of its duties more specifically  set forth  herein as shall be  necessary  or  desirable  to maintain  the status of each REMIC as a REMIC under the REMIC
Provisions (and the Trustee shall assist the Master Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the
Master  Servicer  and the REMIC  Administrator  to do so).  The Master  Servicer  and the REMIC  Administrator  shall not  knowingly or intentionally  take any  action,  cause the Trust  Fund to take any  action or fail to take (or fail to cause to be  taken) any  action reasonably  within  their  respective  control  that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be,  could
(i) endanger  the status of any portion of any REMIC formed under the Series  Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC  (including but not limited to the tax on prohibited  transactions  as defined in  Section 860F(a)(2) of  the
Code and the tax on  contributions  to a REMIC set forth in  Section 860G(d) of  the  Code) (either  such  event,  in the absence of an
Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse REMIC  Event") unless the Master Servicer or the
REMIC  Administrator,  as  applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the REMIC  Administrator,  as applicable,  determines that taking such action is in the best  interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund,  but in no event at the expense of the Master Servicer,  the REMIC  Administrator  or the Trustee) to the effect that the contemplated  action will not, with respect to each REMIC created  hereunder,  endanger such status or, unless the Master Servicer,  the REMIC  Administrator or both, as applicable,  determine in its or their sole  discretion to indemnify the Trust Fund against the imposition of such a tax,  result in the  imposition  of such a tax.  Wherever in this  Agreement a  contemplated  action may not be taken because the timing of such action might  result in the  imposition  of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund,  such action may  nonetheless  be taken  provided that the  indemnity  given in the preceding sentence  with  respect to any taxes that  might be  imposed on the Trust Fund has been given and that all other  preconditions  to the taking of such  action  have  been  satisfied.  The  Trustee  shall  not take or fail to take any  action  (whether  or not  authorized hereunder) as to which the Master Servicer or the REMIC  Administrator,  as applicable,  has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse  REMIC  Event  could  occur with  respect to such  action.  In  addition,  prior to taking any action with respect to any REMIC  created  hereunder or any related  assets  thereof,  or causing any such REMIC to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Trustee will consult with the Master Servicer or the
REMIC  Administrator,  as  applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse REMIC
Event to occur with  respect to any such  REMIC,  and the  Trustee  shall not take any such  action or cause any such REMIC to take any such action as to which the Master  Servicer  or the REMIC  Administrator,  as  applicable,  has advised it in writing  that an Adverse
REMIC Event  could  occur.  The Master  Servicer or the REMIC  Administrator,  as  applicable,  may consult  with  counsel to make such written  advice,  and the cost of same  shall be borne  by the  party  seeking  to take the  action  not  expressly  permitted  by this
Agreement,  but in no event at the expense of the Master  Servicer or the REMIC  Administrator.  At all times as may be required by the
Code,  the Master  Servicer  will to the extent  within its  control and the scope of its duties more  specifically  set forth  herein, maintain  substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in  Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the  event  that  any  tax  is  imposed  on  "prohibited  transactions"  of any  REMIC  created  hereunder  as  defined  in
Section 860F(a)(2) of  the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any  contributions  to any such REMIC after the Startup Day therefor  pursuant to  Section 860G(d) of  the Code, or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this  Agreement or the Master
Servicer has in its sole discretion  determined to indemnify the Trust Fund against such tax,  (ii) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or  (iii) otherwise  against amounts on deposit in the  Custodial  Account as provided  by  Section 3.10  and on the  Distribution  Date(s) following  such  reimbursement  the aggregate  of such taxes shall be allocated in reduction  of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Master  Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each
REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)      Following the Startup Day,  neither the Master Servicer nor the Trustee shall accept any  contributions of assets to any REMIC created  hereunder unless (subject to  Section 10.01(f)) the  Master Servicer and the Trustee shall have received an Opinion of Counsel
(at the expense of the party  seeking to make such  contribution) to  the effect that the  inclusion  of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither the Master  Servicer nor the Trustee  shall  (subject to  Section 10.01(f)) enter  into any  arrangement  by which any
REMIC  created  hereunder  will receive a fee or other  compensation  for services nor permit any such REMIC to receive any income from assets  other than  "qualified  mortgages"  as defined  in  Section 860G(a)(3) of  the Code or  "permitted  investments"  as defined in
Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of  Section 1.860G-1(a)(4)(iii) of  the Treasury  Regulations,  the "latest possible maturity date" by which the  Certificate  Principal  Balance of each Class of  Certificates  (other than the Interest Only  Certificates) representing  a regular  interest in the applicable  REMIC and the  Uncertificated  Principal  Balance of each  Uncertificated  REMIC Regular  Interest
(other than each Uncertificated REMIC Regular Interest  represented by a Class A-V Certificate,  if any) and the rights to the Interest
Only Certificates and  Uncertificated  REMIC Regular Interest  represented by any Class A-V Certificate would be reduced to zero is the
Maturity Date for each such Certificate and Interest.

(l)      Within 30 days after the Closing Date, the REMIC  Administrator  shall prepare and file with the Internal Revenue Service Form
8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits  (REMIC) and Issuers of Collateralized Debt Obligations" for
each REMIC created hereunder.

(m)      Neither the Trustee nor the Master  Servicer  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection with (i) the default,  imminent default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure,  (ii) the  bankruptcy of any REMIC created  hereunder,  (iii) the termination of any such REMIC  pursuant to Article IX of this Agreement or (iv) a  purchase of Mortgage Loans pursuant to Article II or
III of this  Agreement) nor  acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial  Account or the  Certificate  Account for gain nor accept any  contributions  to any such REMIC after the  Closing  Date unless it has  received an
Opinion of Counsel that such sale,  disposition,  substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless  the Master  Servicer has  determined in its sole  discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee agrees to indemnify the Trust Fund, the Company,  the REMIC  Administrator  and the Master  Servicer for any taxes and costs including,  without  limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust Fund, the Company or the
Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC  Administrator  agrees to indemnify the Trust Fund, the Company,  the Master  Servicer and the Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys'  fees) imposed on or incurred by the Trust Fund, the Company, the
Master  Servicer  or the  Trustee,  as a result of a breach of the REMIC  Administrator's  covenants  set forth in this  Article X with respect to compliance with the REMIC Provisions,  including without  limitation,  any penalties arising from the Trustee's execution of
Tax Returns prepared by the REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent  such  breach is a result of an error or  omission in  information  provided  to the REMIC  Administrator  by the
Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer  agrees to indemnify the Trust Fund, the Company,  the REMIC  Administrator  and the Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys'  fees) imposed on or incurred by the Trust Fund, the Company, the
REMIC  Administrator  or the  Trustee,  as a result of a breach of the Master  Servicer's  covenants  set forth in this Article X or in
Article III with respect to  compliance  with the REMIC  Provisions,  including  without  limitation,  any  penalties  arising from the
Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03.    Designation of REMIC(s).

         As provided in Section 10.03 of the Series Supplement.

Section 10.04.    Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

         As provided in Section 10.04 of the Series Supplement.

Section 10.05.    Compliance with Withholding Requirements.

         As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the  Company,  the Master  Servicer and the
Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or supplement any provisions  herein or therein,  which may be  inconsistent  with any other  provisions  herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be  necessary  or  desirable  to maintain the qualification  of the Trust Fund as a REMIC at all times that any  Certificate is outstanding or to avoid or minimize the risk of the  imposition of any tax on the Trust Fund  pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received an Opinion of Counsel to the effect that  (A) such  action is necessary or desirable to maintain such  qualification  or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the  Custodial  Account or the  Certificate  Account or to change the name in which the Custodial  Account is maintained,  provided that (A) the  Certificate  Account  Deposit Date shall in no event be later than the related  Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely affect in any material  respect the  interests of any  Certificateholder  and (C) such  change shall not result in a reduction of the rating  assigned  to any Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned  to such
         Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)      to modify,  eliminate or add to the provisions of  Section 5.02(f) or  any other provision hereof restricting  transfer of the
         Class R Certificates,  by virtue of their being the "residual  interests" in a REMIC,  provided that (A) such change shall not result in reduction of the rating assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing  Date,  as evidenced by a letter from each Rating Agency to such effect,  and (B) such  change shall not (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to  modify,  eliminate  or add such  provisions),  cause any REMIC  created  hereunder  or any of the
         Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a
         Permitted Transferee,

(vi)     to make any other  provisions  with respect to matters or questions  arising under this Agreement or such Custodial  Agreement which shall not be materially  inconsistent  with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

(vii)    to amend any provision herein or therein that is not material to any of the Certificateholders.

(b)      This Agreement or any Custodial  Agreement may also be amended from time to time by the Company,  the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  with a Certificate  Principal  Balance  greater than zero  affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce in any manner the amount of, or delay the timing of,  payments which are required to be distributed on any  Certificate without the consent of the Holder of such Certificate,

(ii)     reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary  provision of this  Agreement,  the Trustee shall not consent to any amendment to this Agreement unless it shall have first  received an Opinion of Counsel  (subject to  Section 10.01(f) and  at the expense of the party seeking such amendment) to  the effect that such amendment or the exercise of any power granted to the Master  Servicer,  the Company or the Trustee in accordance  with such  amendment is permitted  hereunder and will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)      Promptly after the execution of any such  amendment the Trustee shall furnish  written  notification  of the substance of such amendment to the  Custodian and each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this
Section 11.01  to approve the particular form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The  manner  of  obtaining  such  consents  and of  evidencing  the  authorization  of the  execution  thereof  by
Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The Company  shall have the option,  in its sole  discretion,  to obtain and  deliver to the Trustee any  corporate  guaranty, payment  obligation,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument  or a reserve fund, or any combination  of the  foregoing,  for the purpose of  protecting  the Holders of the Class B  Certificates  against any or all  Realized
Losses  or  other  shortfalls.  Any  such  instrument  or  fund  shall  be  held  by  the  Trustee  for  the  benefit  of the  Class  B
Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in the Trust Fund. To the extent that any such  instrument or fund  constitutes  a reserve fund for federal  income tax purposes,  (i) any  reserve fund so  established shall be an outside  reserve fund and not an asset of the Trust Fund,  (ii) any  such  reserve fund shall be owned by the Company,  and
(iii) amounts  transferred by the Trust Fund to any such reserve fund shall be treated as amounts  distributed by the Trust Fund to the
Company or any successor,  all within the meaning of Treasury  Regulations  Section 1.860G-2(h) as  it reads as of the Cut-off Date. In connection  with the provision of any such  instrument or fund,  this  Agreement  and any provision  hereof may be modified,  added to, deleted  or  otherwise  amended in any  manner  that is  related or  incidental  to such  instrument  or fund or the  establishment  or administration  thereof,  such  amendment  to be made by written  instrument  executed or  consented  to by the Company but without the consent of any  Certificateholder  and without  the  consent of the Master  Servicer  or the  Trustee  being  required  unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of the Senior  Certificateholders, the Class M  Certificateholders,  the Master  Servicer or the Trustee,  as applicable;  provided that the Company  obtains  (subject to
Section 10.01(f)) an  Opinion of Counsel  (which need not be an opinion of Independent  counsel) to  the effect that any such amendment will not cause  (a) any  federal  tax to be imposed on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on
"prohibited   transactions"   under   Section 860F(a)(1) of   the  Code  or  on   "contributions   after  the   startup   date"   under
Section 860G(d)(1) of  the Code and (b) any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate is outstanding.  In the event that the Company  elects to provide such  coverage in the form of a limited  guaranty  provided by GMAC LLC, the Company may elect that the text of such amendment to this Agreement shall be  substantially  in the form attached hereto as Exhibit
K (in which case  Residential  Funding's  Subordinate  Certificate Loss Obligation as described in such exhibit shall be established by
Residential  Funding's  consent to such  amendment) and  that the limited  guaranty  shall be executed in the form  attached  hereto as
Exhibit K, with such  changes as the Company  shall deem to be  appropriate;  it being  understood  that the Trustee has  reviewed  and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to recordation  in all  appropriate  public offices for real  property  records in all the counties or other  comparable  jurisdictions  in which any or all of the  properties  subject to the
Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the
Master  Servicer  and at its expense on direction by the Trustee  (pursuant  to the request of Holders of  Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of facilitating  the  recordation of this Agreement as herein provided and for other purposes,  this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity  of any  Certificateholder  shall not operate to  terminate  this  Agreement  or the Trust Fund,  nor entitle such  Certificateholder's  legal  representatives  or heirs to claim an  accounting  or to take any action or proceeding in any court for a partition or winding up of the Trust Fund,  nor otherwise  affect the rights,  obligations  and  liabilities  of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly  provided  herein) or in any manner otherwise control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall  anything  herein set forth,  or contained in the terms of the Certificates,  be construed so as to constitute the  Certificateholders  from time to time as partners or members of an  association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to  institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously shall have given to the
Trustee a written  notice of  default  and of the  continuance  thereof,  as  hereinbefore  provided,  and unless  also the  Holders of
Certificates of any Class evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein or  thereby,  and the  Trustee,  for 60 days after its  receipt of such  notice,  request  and offer of  indemnity,  shall have neglected  or refused to  institute  any such  action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly covenanted by each  Certificateholder  with every other  Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner  whatever by virtue of any provision of this Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein  provided and for the common benefit of  Certificateholders  of such Class or all Classes,  as the case may be. For the protection and enforcement of the  provisions  of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This agreement and the  Certificates  shall be governed by and construed in accordance  with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05.    Notices.

         As provided in Section 11.05 of the Series Supplement.

Section 11.06.    Required Notices to Rating Agency and Subservicer.

         The Company,  the Master Servicer or the Trustee,  as applicable,  shall  (i) notify each Rating Agency and the Subservicer at such time as it is otherwise  required  pursuant to this Agreement to give notice of the  occurrence of any of the events  described in clause (a),  (b), (c), (d), (g), (h),  (i) or  (j) below or  (ii) provide a copy to each Rating Agency and  Subservicer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      the  termination  or  appointment  of a successor  Master  Servicer or Trustee or a change in the  majority  ownership  of the
Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

(e)      the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      a change in the location of the Custodial Account or the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,

provided,  however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above,  the Master
Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the  covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held  invalid,  then  such  covenants,  agreements,  provisions  or terms  shall be  deemed  severable  from the  remaining  covenants, agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

         This Agreement may be supplemented by means of the addition of a separate  Article hereto (a "Supplemental  Article") for  the purpose of resecuritizing any of the Certificates  issued hereunder,  under the following  circumstances.  With respect to any Class or
Classes of Certificates  issued  hereunder,  or any portion of any such Class, as to which the Company or any of its Affiliates (or any
designee  thereof) is  the  registered  Holder  (the  "Resecuritized  Certificates"),   the  Company  may  deposit  such  Resecuritized
Certificates into a new REMIC,  grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument  adopting such Supplemental  Article shall be executed by the Company,  the Master Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their  respective interests would not be materially  adversely affected thereby.  To the extent that the terms of the Supplemental  Article do not in any way  affect  any  provisions  of  this  Agreement  as to any of the  Certificates  initially  issued  hereunder,  the  adoption  of the
Supplemental Article shall not constitute an "amendment" of this Agreement.

         Each Supplemental Article shall set forth all necessary  provisions relating to the holding of the Resecuritized  Certificates by the  Trustee,  the  establishment  of the  Restructuring  Vehicle,  the  issuing  of  various  classes  of new  certificates  by the
Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary for the purposes  thereof.  In connection with each  Supplemental  Article,  the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor trust or other entity not subject to taxation for federal  income tax purposes and  (ii) the  adoption  of the  Supplemental  Article  will not  endanger  the  status of the  Trust  Fund as a REMIC or  (subject  to
Section 10.01(f)) result  in the  imposition  of a tax  upon  the  Trust  Fund  (including  but not  limited  to the tax on  prohibited transactions as defined in  Section 860F(a)(2) of  the Code and the tax on contributions to a REMIC as set forth in  Section 860G(d) of the Code).

Section 11.09.    Allocation of Voting Rights.

         As provided in Section 11.09 of the Series Supplement.

Section 11.10.    No Petition.

         The Company,  Master Servicer and the Trustee,  by entering into this Agreement,  and each  Certificateholder,  by accepting a
Certificate,  hereby  covenant and agree that they will not at any time  institute  against the Trust Fund, or join in any  institution against the Trust Fund, any  bankruptcy  proceedings  under any United States federal or state  bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

ARTICLE XII

                                                     COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

         The Company,  the Trustee and the Master Servicer  acknowledge and agree that the purpose of this Article XII is to facilitate compliance  by the Company with the  provisions  of Regulation AB and related  rules and  regulations  of the  Commission.  The Company shall not exercise its right to request delivery of information or other  performance  under these provisions other than in good faith, or for purposes other than compliance  with the Securities Act, the Exchange Act and the rules and regulations of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer and the Trustee  acknowledges  that  interpretations  of the requirements  of Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission or its staff, consensus among participants in the  mortgage-backed  securities markets,  advice of counsel,  or otherwise,  and agrees to comply with reasonable requests  made  by the  Company  in  good  faith  for  delivery  of  information  under  these  provisions  on the  basis  of evolving interpretations  of Regulation AB. Each of the Master Servicer and the Trustee shall  cooperate  reasonably with the Company to deliver to the Company (including any of its assignees or designees),  any and all disclosure,  statements,  reports,  certifications, records and any other  information  necessary in the reasonable,  good faith  determination of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

(a)      The  Trustee  shall be  deemed to  represent  and  warrant  to the  Company  as of the date  hereof  and on each date on which information  is provided to the Company under Sections  12.01,  12.02(b) or  12.03 that,  except as disclosed in writing to the Company prior to such  date:  (i) it is not aware and has not  received  notice  that any  default,  early  amortization  or other  performance triggering event has occurred as to any other Securitization  Transaction due to any default of the Trustee;  (ii) there are no aspects of its financial  condition that could have a material  adverse effect on the performance by it of its trustee  obligations  under this
Agreement or any other  Securitization  Transaction as to which it is the trustee;  (iii) there  are no material legal or  governmental proceedings  pending  (or  known to be  contemplated) against  it that  would be  material  to  Certificateholders;  (iv) there  are no relationships  or  transactions  (as described in Item 1119(b) of Regulation AB) relating to the Trustee with respect to the Company or any sponsor,  issuing entity, servicer,  trustee,  originator,  significant obligor,  enhancement or support provider or other material transaction  party (as each of such terms are used in Regulation  AB) relating to the  Securitization  Transaction  contemplated by the
Agreement,  as  identified  by the Company to the Trustee in writing as of the Closing  Date (each,  a  "Transaction  Party") that  are outside the  ordinary  course of business or on terms other than would be obtained in an arm's  length  transaction  with an  unrelated third party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the Certificates;
and (v) the  Trustee is not an affiliate  (as  contemplated  by Item 1119(a) of Regulation  AB)of any  Transaction  Party.  The Company
shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)      If so  requested  by the Company on any date  following  the  Closing  Date,  the Trustee  shall,  within five  Business  Days following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph  (a) of this
Section or,  if any such representation and warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Company.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the
Company shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

         For so long as the Certificates are outstanding,  for the purpose of satisfying the Company's  reporting  obligation under the
Exchange Act with respect to any class of  Certificates,  the Trustee  shall  provide to the Company a written  description  of (a) any litigation or  governmental  proceedings  pending  against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any  affiliations or relationships (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the Trustee and any Transaction Party of the type described in  Section 12.02(a)(iv) or  12.02(a)(v) as of the last day of each  calendar  year.  Any  descriptions  required  with  respect to legal  proceedings,  as well as updates to  previously provided  descriptions,  under this  Section 12.03  shall be given no later than five  Business  Days prior to the  Determination  Date following the month in which the relevant event occurs,  and any notices and  descriptions  required with respect to  affiliations,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than January 31 of the calendar year  following the year in which the relevant  event occurs.  As of the date the Company or Master  Servicer files each Report on Form
10-D and  Report on Form 10-K with  respect  to the  Certificates,  the  Trustee  will be deemed  to  represent  and  warrant  that any information  previously  provided by the Trustee under this Article XII is materially  correct and does not have any material omissions unless the Trustee has provided an update to such  information.  The Company will allow the Trustee to review any  disclosure  relating to material  litigation  against the Trustee prior to filing such  disclosure with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the  Company a report (in form and  substance  reasonably  satisfactory  to the  Company) regarding  the  Trustee's assessment of compliance  with the applicable  Servicing  Criteria during the  immediately  preceding  calendar year, as required under
Rules 13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)      deliver to the Company a report of a registered public  accounting firm reasonably  acceptable to the Company that attests to, and reports on, the assessment of compliance made by the Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee shall indemnify the Company,  each affiliate of the Company,  the Master Servicer and each affiliate of the Master
Servicer;  and the respective  present and former directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)  any untrue statement of a material fact contained or alleged to be contained in any information,  report,  certification, accountants'  attestation or other material provided under this Article XII by or on behalf of the Trustee (collectively,  the
         "Trustee  Information"),  or (B) the omission or alleged omission to state in the Trustee Information a material fact required to be  stated  in the  Trustee  Information  or  necessary  in order  to make  the  statements  therein,  in the  light of the circumstances under which they were made, not misleading; or

(ii)     any failure by the Trustee to deliver any  information,  report,  certification  or other  material when and as required under this Article XII, other than a failure by the Trustee to deliver an accountants' attestation.

(b)      In the case of any failure of performance  described in  clause (ii) of  Section 12.05(a),  as well as a failure to deliver an accountants'  attestation,  the Trustee shall (i) promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain the information,  report,  certification,  accountants'  attestation or other material not delivered as required by the
Trustee and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)      The Company and the Master  Servicer  shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls the Trustee  (within the meaning of Section 15 of the Securities  Act and  Section 20 of the Exchange Act); and the respective  present and former  directors,  officers,  employees  and agents of the  Trustee,  and shall hold each of them  harmless  from and  against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain  arising out of or based upon (i) any  untrue  statement of a material fact  contained or alleged to be contained in any  information  provided under this  Agreement by or on behalf of the Company or Master  Servicer for inclusion in any report  filed with  Commission  under the Exchange  Act  (collectively,  the "RFC  Information"),  or (ii) the  omission or alleged omission to state in the RFC  Information a material fact  required to be stated in the RFC  Information  or necessary in order to make the  statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not  misleading;  provided,  by way of clarification,  that  clause (ii) of  this paragraph shall be construed solely by reference to the RFC Information and not to any other information  communicated  in connection  with a sale or purchase of securities,  without regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

(d)      Notwithstanding any provision in this Section 12.05 to the contrary,  the parties agree that none of the Trustee,  the Company or the Master Servicer shall be liable to the other for any  consequential or punitive damages  whatsoever,  whether in contract,  tort
(including negligence and strict liability), or any other legal or equitable principle;  provided,  however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                                               EXHIBIT A

     FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE
     AND [INTEREST ONLY/CLASS A-V] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         [UNLESS  THIS  CERTIFICATE  IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW  YORK
CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS
REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS
MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER
USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.]

         [THIS CERTIFICATE IS AN  [EXCHANGEABLE]  [EXCHANGED]  CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING  AGREEMENT AND MAY
BE EXCHANGED FOR THE [EXCHANGEABLE] [EXCHANGED] CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.]

Certificate No. [____]                                                        Amount]
Class [A-___] Senior                                                          Percentage Interest: ____%
Date of Pooling and Servicing Agreement                                       Aggregate Initial [Certificate Principal Balance] [Interest Only/Class
and Cut-off Date:                                                             A-V] [Notional Amount] [Subclass Notional Amount] of the Class [A-___]
[______________]                                                              Certificates: $________
First Distribution Date:                                                      [Initial] [Certificate Principal Balance] [Interest Only/Class A-V]
[______________]                                                              [Subclass] [Notional Amount] of this Certificate:
                                                                              $[______________]
Master Servicer:
Residential Funding Company, LLC
[Assumed] [Scheduled] Final Distribution Date:                                CUSIP
[______________]                                                              [______________]
                                                   MORTGAGE PASS-THROUGH CERTIFICATE
                                                            SERIES ________

                  evidencing a percentage  interest in the distributions  allocable to the Class [A-___]  Certificates with respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family fixed  interest  rate  first  mortgage  loans  formed  and  sold  by  RESIDENTIAL  FUNDING  MORTGAGE
                  SECURITIES I, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage
Group, LLC or any of their affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that  _____________  is the  registered  owner  of the  Percentage  Interest  evidenced  by this  Certificate
[(obtained by dividing the [Initial  Certificate  Principal  Balance]  [Initial  [Interest  Only/Class  A-V]  Notional  Amount] of this
Certificate by the aggregate [Initial  Certificate  Principal Balance of all Class A- Certificates]  [Initial [Interest Only/Class A-V]
Notional Amounts of all [Interest  Only/Class A-V]  Certificates],  both as specified above)] in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of conventional  one- to four-family  fixed interest rate first mortgage loans (the "Mortgage Loans"),  formed and sold by Residential  Funding Mortgage  Securities I, Inc.  (hereinafter called the "Company,"
which term  includes any  successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Series
Supplement,  dated as  specified  above,  to the  Standard  Terms of  Pooling  and  Servicing  Agreement  dated as of  ________________
(together,  the "Pooling and Servicing Agreement" or the  "Agreement") among  the Company, the Master Servicer and _______________,  as
trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the  meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the  close of  business  on the last day (or if such last day is not a
Business Day, the Business Day immediately  preceding such last day) of the month immediately  preceding the month of such distribution
(the "Record Date"),  from the [related]  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate  and the amount [(of interest and principal,  if any)] required to be distributed to Holders of Class A-
Certificates on such Distribution  Date. [the [Interest  Only/Class A-V] Notional Amount of the [Interest  Only/Class A-V] Certificates
as of any date of  determination  is equal to the  aggregate  stated  Principal  Balance of the  Mortgage  Loans  corresponding  to the uncertificated REMIC regular interests represented by such [Interest Only/Class A-V] Certificates.]

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately  available funds (by wire transfer or  otherwise) for  the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  [The [Initial  Certificate  Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate is set forth above.] [The Certificate  Principal Balance hereof will be reduced to the extent of distributions  allocable to principal and any
Realized Losses allocable hereto.]

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         [This Certificate is an  [Exchangeable]  [Exchanged]  Certificate as described in the Pooling and Servicing  Agreement and may be exchanged for the [Exchangeable]  [Exchanged]  Certificate or Certificates in the related Combination Group specified in the Pooling and Servicing Agreement,  subject to certain terms and conditions  specified therein,  including the payment to the Trustee of a fee of
$10,000  with  respect  to each  exchange.  This  [Exchangeable]  [Exchanged]  Certificate  may be  exchanged  for  the  [Exchangeable]
[Exchanged]  Certificate or Certificates in the related  Combination  Group only on the days of each month specified in the Pooling and
Servicing Agreement.]

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last Mortgage Loan [in the related Loan Group]
subject  thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and
(ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the related  Loan Group] and all property acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The Agreement  permits, but does not require,  the Master Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage
Loans [in the related  Loan Group] and all property  acquired in respect of any Mortgage  Loan or  (ii) purchase  in whole,  but not in part, all of the [related]  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool
Stated Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution  Date upon which the proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans Group [in the
related Loan Group].

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

         Dated: _________________                                              [TRUSTEE],

                                                                                 as Trustee

                                                                                 By:__________________________

                                                                                 Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class [A- ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

         Dated:__________________                                                        _____________________________________
                                                                                         Signature by or on behalf of assignor

                                                                                         _____________________________________
                                                                                         Signature Guaranteed
                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  _______________________for  the account of  __________________  account number  ______________-,  or, if mailed by check, to  ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                              EXHIBIT A-1

                                                      FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT  CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),
TO ISSUER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO
SUCH OTHER ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. ____                                                            Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement                                         Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                                                                Aggregate Initial Notional Amount of the Class X Certificates: $__________
Residential Funding Company, LLC
First Distribution Date:                                                        Initial Notional Amount of this Certificate: $_____________
__________ 25, ____
Assumed Final Distribution Date:                                                CUSIP ________
_____________

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                                           SERIES ____-____

         Evidencing a percentage  interest in the distributions  allocable to the Class X Certificates with respect to a Trust
         Fund consisting  primarily of a pool of [conventional  one- to four-family  residential,  adjustable-rate  first lien mortgage loans] formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage
Group, LLC or any of their affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that  _________________________  is the  registered  owner  of the  Percentage  Interest  evidenced  by  this
Certificate  (obtained by dividing the Initial  Notional  Amount of this  Certificate by the Aggregate  Notional  Amount of all Class X
Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund consisting primarily of an interest in a pool of [conventional one- to four-family  residential,  adjustable-rate  first lien mortgage loans] (the "Mortgage  Loans"),  formed and sold by Residential  Funding  Mortgage  Securities I, Inc.  (hereinafter  called the  "Company,"  which term includes any successor entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing  Agreement  dated as specified above (the "Agreement") among the Company, the Master Servicer and  ________________________,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized terms  used  herein  have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms, provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the  close of  business  on the last day (or if such last day is not a
Business Day, the Business Day immediately  preceding such last day) of the month immediately  preceding the month of such distribution
(the "Record Date"),  from the Available  Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this  Certificate and the amount required to be distributed to Holders of Class X Certificates on such  Distribution  Date. The Class X
Certificates have no Certificate Principal Balance.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial Notional Amount of this Certificate is set forth above.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans, thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Master Servicer to (i)
purchase at a price  determined as provided in the Agreement all remaining  Mortgage Loans and all property  acquired in respect of any
Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:   ______________________________            [________________________________],
                                                              as Trustee

                                                     By: ______________________________
                                                              Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class X Certificates referred to in the within-mentioned Agreement.

                                                     [________________________________],
                                                              as Certificate Registrar

                                                     By:______________________________
                                                              Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or typewrite  name and address  including  postal zip code of assignee) a  Percentage  Interest  evidenced by the within
Mortgage Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the
Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

                                                     _____________________________________
                                                     Signature by or on behalf of assignor

                                                     _____________________________________
                                                     Signature Guaranteed
Dated:___________________

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________ for the account of account number _________________, or, if mailed by check, to ________________________________

Applicable statements should be mailed to

        This information is provided by ____________________, the assignee named above, or ________________________________
 as its agent.

                                                               EXHIBIT B

                                                        FORM OF CLASS M CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED  IN RIGHT OF PAYMENT TO THE [RELATED]  SENIOR  CERTIFICATES  [CLASS M-1  CERTIFICATES]  [AND
CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF SUCH
CERTIFICATE  (OR ANY INTEREST  HEREIN) THAT  EITHER  (A) SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF
THE CODE (EACH, A "PLAN"), OR ANY PERSON (INCLUDING,  WITHOUT LIMITATION,  AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY
PLAN) WHO IS USING PLAN ASSETS,  WITHIN THE MEANING OF THE U.S.  DEPARTMENT OF LABOR REGULATION  PROMULGATED AT 29 C.F.R.ss.2510.3-101,
AS MODIFIED BY SECTION 3(42) OF ERISA, OF ANY PLAN (EACH, A "PLAN  INVESTOR") TO  EFFECT SUCH  ACQUISITION,  (B) IT HAS ACQUIRED AND IS
HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  EXEMPTION  ("PTE") 94-29,  59 FED. REG. 14674
(MARCH 29,  1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED.  REG. 54487  (AUGUST 22, 2002) (THE "RFC EXEMPTION"),  AND THAT IT
UNDERSTANDS THAT THERE ARE CERTAIN  CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION  INCLUDING THAT SUCH CERTIFICATE MUST BE RATED,
AT THE TIME OF PURCHASE,  NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY  STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS
AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THE  CERTIFICATE  (OR ANY INTEREST  HEREIN) IS AN "INSURANCE
COMPANY  GENERAL  ACCOUNT"  (AS DEFINED IN U.S.  DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS  EXEMPTION  ("PTCE") 95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C),  A
"COMPLYING INSURANCE COMPANY").

         IF THIS CERTIFICATE (OR ANY INTEREST  HEREIN) IS  ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING  PARAGRAPH,
THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (A) IS NOT A PLAN OR A PLAN INVESTOR,  (B) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH
THE RFC  EXEMPTION  OR (C) IS A COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT  PERMITTED  BY LAW, TO ALL RIGHTS AND
OBLIGATIONS AS CERTIFICATE OWNER THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO
LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR ANY INTEREST  HEREIN) WAS  EFFECTED IN
VIOLATION OF THE  RESTRICTIONS  IN  SECTION 5.02(e) OF  THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
COMPANY,  THE TRUSTEE,  THE MASTER  SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL  LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

Certificate No. [____]
Class [M-___] Subordinate
Date of Pooling and Servicing Agreement                                       Principal Balance of the Class M Certificates: $_______________
and Cut-off Date:
[______________]
First Distribution Date:                                                      Initial Certificate Principal Balance of this Certificate:
[______________]                                                              $[______________]
Master Servicer:
Residential Funding Company, LLC
[Assumed] [Schedule] Final
Distribution Date:                                                            CUSIP
[______________]                                                              [______________]

                                                  MORTGAGE PASS-THROUGH CERTIFICATE,
                                                            SERIES ________

                  evidencing  a percentage  interest in any  distributions  allocable to the Class M-___  Certificates with respect to the Trust Fund consisting  primarily of a pool of  conventional  one- to four-family fixed  interest  rate  first  mortgage  loans  formed  and  sold  by  RESIDENTIAL  FUNDING  MORTGAGE
                  SECURITIES I, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage
Group, LLC or any of their affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the Certificate  Principal Balance of this Certificate by the aggregate  Certificate Principal Balance of all Class M-___ Certificates,
both as specified above) in certain  distributions with respect to a Trust Fund consisting  primarily of a pool of conventional one- to four-family  fixed  interest  rate first  mortgage  loans (the  "Mortgage  Loans"),  formed and sold by  Residential  Funding  Mortgage
Securities  I, Inc.  (hereinafter  called the  "Company,"  which term includes any  successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Series  Supplement,  dated as specified  above, to the Standard Terms of Pooling and
Servicing  Agreement  dated as of  ________________  (together,  the "Pooling and Servicing  Agreement" or the  "Agreement") among  the
Company,  the Master Servicer and ___________,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized  terms used herein  have the  meanings  assigned in the
Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the  close of  business  on the last day (or if such last day is not a
Business Day, the Business Day immediately  preceding such last day) of the month immediately  preceding the month of such distribution
(the "Record Date"),  from the [related]  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate and the amount (of interest and principal,  if any) required to be distributed to Holders of Class M-___
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately  available funds (by wire transfer or  otherwise) for  the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         As described  above,  any  transferee  of this  Certificate  will be deemed to have  represented  by virtue of its purchase or holding of this  Certificate  (or any interest  herein) that  either (a) such  transferee is not a Plan or a Plan Investor,  (b) it has acquired and is holding this  Certificate  in reliance on the RFC Exemption and that it understands  that there are certain  conditions to the  availability  of the RFC Exemption  including  that this  Certificate  must be rated,  at the time of purchase,  not lower than
"BBB-"  (or its  equivalent) by  Standard & Poor's,  Fitch or  Moody's or (c) the  transferee  is a  Complying  Insurance  Company.  In addition,  any purported  Certificate Owner whose acquisition or holding of this Certificate (or any interest  herein) was  effected in violation of the  restrictions in  Section 5.02(e) of  the Agreement shall  indemnify and hold harmless the Company,  the Trustee,  the
Master Servicer,  any Subservicer,  and the Trust Fund from and against any and all liabilities,  claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last Mortgage Loan [in the related Loan Group]
subject  thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and
(ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the related  Loan Group] and all property acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The Agreement  permits, but does not require,  the Master Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage
Loans [in the related  Loan Group] and all property  acquired in respect of any Mortgage  Loan or  (ii) purchase  in whole,  but not in part, all of the [related]  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool
Stated Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution  Date upon which the proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans Group [in the
related Loan Group].

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                                               ________________________________
         Dated: ________________                                                [TRUSTEE],

                                                                                 as Trustee

                                                                                 By:___________________________

                                                                                 Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class [M- ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

         Dated:  ___________________                                                     _____________________________________
                                                                                         Signature by or on behalf of assignor

                                                                                         _____________________________________
                                                                                         Signature Guaranteed
                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  _______________________for  the account of  __________________  account number  ______________,  or, if mailed by check, to  ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                               EXHIBIT C

                                                      FORM OF CLASS B CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE RELATED SENIOR  CERTIFICATES AND THE RELATED CLASS M CERTIFICATES
[AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY  BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES THE
TRUSTEE,  THE COMPANY AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO  SECTION 5.02(e) OF  THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,WILL NOT  CONSTITUTE  OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975  OF  THE  INTERNAL  REVENUE  CODE  OF  1986,  AS  AMENDED  (THE  "CODE") (OR   COMPARABLE  PROVISIONS  OF  ANY  SUBSEQUENT
ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING  OBLIGATIONS
AND LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN  ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

Certificate No. [____]
Class [B-___] Subordinate
Date of Pooling and Servicing Agreement                                       Principal Balance of the Class B-___ Certificates as of the Cut-off Date:
and Cut-off Date:                                                             $________
[______________]
First Distribution Date:                                                      Initial Certificate Principal Balance of this Certificate:
[______________]                                                              $[______________]
Master Servicer:
Residential Funding Company, LLC
Assumed Final Distribution Date:                                              CUSIP
[______________]                                                              [______________]

                                                  MORTGAGE PASS-THROUGH CERTIFICATE,
                                                            SERIES _______

                  evidencing  a percentage  interest in the  distributions  allocable to the Class B-___  Certificates with respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family fixed  interest  rate  first  mortgage  loans  formed  and  sold  by  RESIDENTIAL  FUNDING  MORTGAGE
                  SECURITIES I, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage
Group, LLC or any of their affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that  _______________________  is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the Initial  Certificate  Principal  Balance of this Certificate by the aggregate Initial  Certificate  Principal
Balance of all Class B-___  Certificates,  both as specified above) in certain  distributions with respect to the Trust Fund consisting primarily of an interest in a pool of  conventional  one- to  four-family  fixed  interest  rate first  mortgage  loans (the  "Mortgage
Loans"),  formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor  entity  under the  Agreement  referred to below).  The Trust Fund was  created  pursuant  to a Series  Supplement,  dated as specified  above, to the Standard Terms of Pooling and Servicing  Agreement dated as of  ________________  (together,  the "Pooling and
Servicing  Agreement" or the  "Agreement") among  the Company,  the Master  Servicer and  ___________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized terms  used  herein  have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms, provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the Person in whose name this  Certificate is registered at the close of business on the last day (or if such last day is not a Business  Day,  the Business  Day  immediately  preceding  such last  day) of the month next  preceding  the month of such distribution  (the  "Record  Date"),  from the  [related]  Available  Distribution  Amount in an  amount  equal to the  product  of the
Percentage  Interest  evidenced by this  Certificate and the amount (of interest and principal,  if  any) required to be distributed to
Holders of Class B Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately  available funds (by wire transfer or  otherwise) for  the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class B Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made,  (i) the  Trustee or the Company may require an opinion of counsel  acceptable  to and in form and substance  satisfactory to the Trustee and the Company that such transfer is exempt  (describing the applicable  exemption and the basis  therefor) from or is being made pursuant to the registration  requirements of the Securities Act of 1933, as amended, and of any  applicable  statute  of any  state  and  (ii) the  transferee  shall  execute  an  investment  letter  in the  form  described  by
Section 5.02(e) of  the Agreement.  The Holder hereof desiring to effect such transfer shall,  and does hereby agree to,  indemnify the
Trustee,  the Company,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above, no transfer of this  Certificate (or any interest  herein) shall  be made unless the transferee  provides the Trustee, the Company and the Master Servicer with either (a) a certification  pursuant to Section 5.02(e) of  the Agreement stating that either (i) the  transferee is not an employee benefit or other plan subject to the prohibited  transaction  provisions of ERISA or
Section 4975 of the Code (each, a "Plan"), or any Person (including,  without  limitation,  an investment manager, a named fiduciary or a trustee of any  Plan) who is using plan assets,  within the meaning of the U.S.  Department  of Labor  regulation  promulgated  at 29
C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each,  a "Plan  Investor") to  effect such  acquisition  or
(ii) the  transferee  is an  insurance  company,  the  source of funds  used to  purchase  or hold such  Certificate  (or any  interest therein) is an "insurance  company general  account" (as defined in U.S.  Department of Labor  Prohibited  Transaction  Class Exemption
("PTCE") 95-60)  and the  conditions  set forth in Sections I and III of PTCE 95-60 have been  satisfied,  or (b) an opinion of counsel acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the Company  and the Master  Servicer to the effect that the purchase  and  holding of this  Certificate  is  permissible  under  applicable  law,  will not  constitute  or result in a  non-exempt prohibited  transaction  under  Section 406  of  ERISA  or  Section 4975  of the  Code  (or  comparable  provisions  of any  subsequent enactments),  and will not  subject  the  Trustee,  the  Company or the Master  Servicer  to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in  addition to those  undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last Mortgage Loan [in the related Loan Group]
subject  thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and
(ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the related  Loan Group] and all property acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The Agreement  permits, but does not require,  the Master Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage
Loans [in the related  Loan Group] and all property  acquired in respect of any Mortgage  Loan or  (ii) purchase  in whole,  but not in part, all of the [related]  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool
Stated Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution  Date upon which the proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans Group [in the
related Loan Group].

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                                                ______________________________
         Dated: _______________________                                          [TRUSTEE],

                                                                                 as Trustee

                                                                                 By:__________________________

                                                                                 Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class [B- ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

         Dated:  _____________________                                                   ____________________________________
                                                                                         Signature by or on behalf of assignor
                                                                                         _____________________________________
                                                                                         Signature Guaranteed
                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  _______________________for  the account of  __________________  account number  ______________,  or, if mailed by check, to  ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                              EXHIBIT C-I

                                                      FORM OF CLASS P CERTIFICATE

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  THE
TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975 OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OR  COMPARABLE  PROVISIONS OF ANY  SUBSEQUENT  ENACTMENTS)
AND WILL NOT SUBJECT THE  TRUSTEE,  THE COMPANY OR THE MASTER  SERVICER TO ANY  OBLIGATION  OR  LIABILITY  (INCLUDING  OBLIGATIONS  AND
LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL
NOT BE AN EXPENSE OF THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER.

Certificate No. [____]
Class P Prepayment Charge [  ]
Date of Pooling and Servicing Agreement                                       Aggregate Certificate Principal Balance of the Class P Certificates as of
and Cut-off Date:                                                             the Cut-off Date: $0.00
[______________]
First Distribution Date:                                                      Initial Certificate Principal Balance of this Certificate:
[______________]                                                              $[______________]
Master Servicer:                                                              Percentage Interest of this Certificate: 100%
Residential Funding Company, LLC
Assumed Final Distribution Date:                                              CUSIP
[______________]                                                              [______________]

                                                  MORTGAGE PASS-THROUGH CERTIFICATE,
                                                            SERIES _______

                  evidencing a percentage  interest in the  distributions  allocable to the Class P Certificates  with respect to a Trust Fund  consisting  primarily of a pool of conventional  one- to four-family  fixed interest rate first  mortgage loans formed and sold by RESIDENTIAL  FUNDING  MORTGAGE  SECURITIES I,
                  INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage
Group, LLC or any of their affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that  _______________________  is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the Initial  Certificate  Principal  Balance of this Certificate by the aggregate Initial  Certificate  Principal
Balance of all Class P  Certificates,  both as specified  above) in  certain  distributions  with respect to the Trust Fund  consisting primarily of an interest in a pool of  conventional  one- to  four-family  fixed  interest  rate first  mortgage  loans (the  "Mortgage
Loans"),  formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor  entity  under the  Agreement  referred to below).  The Trust Fund was  created  pursuant  to a Series  Supplement,  dated as specified  above, to the Standard Terms of Pooling and Servicing  Agreement dated as of  ________________  (together,  the "Pooling and
Servicing  Agreement" or the  "Agreement") among  the Company,  the Master  Servicer and  ___________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized terms  used  herein  have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms, provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate  by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day  immediately  following  (the  "Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the Person in whose name this  Certificate is registered at the close of business on the last day (or if such last day is not a Business  Day,  the Business  Day  immediately  preceding  such last  day) of the month next  preceding  the month of such distribution  (the  "Record  Date"),  from the  [related]  Available  Distribution  Amount in an  amount  equal to the  product  of the
Percentage  Interest  evidenced by this  Certificate and the amount (of interest and principal,  if  any) required to be distributed to
Holders of Class P Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately  available funds (by wire transfer or  otherwise) for  the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.

         No transfer of this Class P Certificate  will be made unless such  transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made,  (i) the  Trustee or the Company may require an opinion of counsel  acceptable  to and in form and substance  satisfactory to the Trustee and the Company that such transfer is exempt  (describing the applicable  exemption and the basis  therefor) from or is being made pursuant to the registration  requirements of the Securities Act of 1933, as amended, and of any  applicable  statute  of any state and  (ii) the  transferee  shall  execute  an  investment  letter in the form  described  by the
Agreement.  The Holder hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Company, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Company and the Master Servicer with either (a) a certification  pursuant to Section 5.02(e) of the Agreement stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or Section
4975 of the Code (each, a "Plan"), or any Person (including,  without  limitation,  an insurance company investing its general account, an  investment  manager,  a named  fiduciary  or a trustee  of any Plan) who is using  plan  assets,  within  the  meaning  of the U.S.
Department of Labor  regulation  promulgated  at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each, a
"Plan Investor") to effect such acquisition,  or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the
Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate  is  permissible  under applicable  law, will not  constitute or result in a non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the  Trustee,  the Company or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel  shall not be an expense  of the  Trustee,  the  Company or the Master
Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last Mortgage Loan [in the related Loan Group]
subject  thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and
(ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the related  Loan Group] and all property acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The Agreement  permits, but does not require,  the Master Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage
Loans [in the related  Loan Group] and all property  acquired in respect of any Mortgage  Loan or  (ii) purchase  in whole,  but not in part, all of the [related]  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool
Stated Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution  Date upon which the proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans Group [in the
related Loan Group].

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                                                _______________________________
         Dated: ______________________                                           [TRUSTEE],

                                                                                 as Trustee

                                                                                 By:___________________________

                                                                                 Authorized Signatory
                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

         Dated:___________________________                                               _____________________________________
                                                                                         Signature by or on behalf of assignor
                                                                                         _____________________________________
                                                                                         Signature Guaranteed
                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  _______________________for  the account of  __________________  account number  ______________,  or, if mailed by check, to  ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                             EXHIBIT C-II

                                                   FORM OF CLASS SB-[ ] CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES,  THE CLASS M-1, CLASS M-2, CLASS M-3, [CLASS
M-4,  CLASS M-5, CLASS M-6,  CLASS M-7,  CLASS M-8,  CLASS M-9 AND CLASS M-10]  CERTIFICATES  AS DESCRIBED IN THE AGREEMENT (AS DEFINED
HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT." AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE
"CODE").  COUPLED WITH INTERESTS IN THE SWAP AGREEMENT AND THE SB-AM SWAP AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES  THE
TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER WITH EITHER (A) A  CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE, THE COMPANY OR THE
MASTER  SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  AND  LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN
ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE COMPANY OR THE
MASTER SERVICER.

Class SB-[ ] Subordinate                                                      Certificate No. ___
Date of Pooling and Servicing Agreement                                       Percentage Interest: ________%
and Cut-off Date:
[_______ 1, _______]
First Distribution Date:                                                      Aggregate Initial Notional Principal Balance of the Class SB-[  ]
[_______ 25, _______]                                                         Certificates: $_________
Master Servicer:                                                              Initial Notional Balance of this Class SB-2 Certificate: $________
Residential Funding Company, LLC
Maturity Date:                                                                CUSIP
[______ 25, ________]                                                         [______________]

                                                  MORTGAGE PASS-THROUGH CERTIFICATE,
                                                            SERIES _______

                  evidencing a percentage  interest in the  distributions  allocable to the Class SB-[ ]  Certificates with respect to a Trust Fund  consisting  primarily of a pool of [one- to  four-family  residential, hybrid  adjustable-rate  first lien mortgage loans with a negative  amortization feature] formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage
Group, LLC or any of their affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that [ ] is the  registered  owner of the  Percentage  Interest  evidenced  by this  Certificate  in  certain distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  [conventional  one- to four-family fix interest rate first lien mortgage loans] (the "Mortgage Loans"),  sold by Residential Funding Mortgage Securities I, Inc.  (hereinafter called the  "Company,"  which term includes any successor  entity under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the  "Agreement")  among the Company,  the Master Servicer and
_____________,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[ ] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Notional Amount of this Class SB-[ ] Certificate as of any date of  determination  will be calculated as described in the
Agreement.  This Class SB-[ ] Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional  Amount as indicated in the definition  of Accrued  Certificate  Interest  in the  Agreement.  This  Class  SB-[ ]  Certificate  will not  accrue  interest  on its
Certificate Principal Balance.

         No transfer of this Class SB-[ ] Certificate  will be made unless such transfer is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws.
In the event that such a transfer is to be made,  (i) the Trustee or the  Company may require an opinion of counsel  acceptable  to and in form and substance  satisfactory to the Trustee and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made pursuant to the  registration  requirements  of the Securities Act of 1933, as amended, and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described by the
Agreement.  The Holder hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the Company, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         As described  above,  no transfer of this  Certificate (or any interest  herein) shall be made unless the transferee  provides the Trustee,  the Company and the Master Servicer with either (a) a certification  pursuant to Section 5.02(e) of the Agreement stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or Section
4975 of the Code (each, a "Plan"), or any Person (including,  without  limitation,  an insurance company investing its general account, an  investment  manager,  a named  fiduciary  or a trustee  of any Plan) who is using  plan  assets,  within  the  meaning  of the U.S.
Department of Labor  regulation  promulgated  at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each, a
"Plan Investor") to effect such acquisition,  or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the
Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate  is  permissible  under applicable  law, will not  constitute or result in a non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the  Trustee,  the Company or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel  shall not be an expense  of the  Trustee,  the  Company or the Master
Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Company,  the Master  Servicer  and the Trustee  with the  consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer,  the Trustee,  the Certificate  Registrar and any agent of the Company, the Master Servicer, the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and  neither  the  Company,  the Master  Servicer,  the  Trustee  nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans, thereby  effecting  early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Master Servicer (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining  Mortgage Loans and all property  acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof,  provided,  that any such option may only be  exercised  if the Stated  Principal  Balance  before  giving  effect to the  distributions  to be made on such
Distribution  Date of the Mortgage Loans, as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                                       [Signature Page Follows]

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                                                ___________________________
         Dated: _____________________                                           [TRUSTEE],

                                                                                 as Trustee

                                                                                 By:_______________________

                                                                                 Authorized Signatory
                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[ ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

         Dated: ________________                                                         _____________________________________
                                                                                         Signature by or on behalf of assignor
                                                                                         _____________________________________
                                                                                         Signature Guaranteed
                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  _______________________for  the account of __________________ account number ______________, or, if mailed by check, to ____________________________.

         Applicable statements should be mailed to ________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                               EXHIBIT D

                                                      FORM OF CLASS R CERTIFICATE

         THIS  CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION (AS DEFINED
BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         NO TRANSFER OF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN) MAY  BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES THE
TRUSTEE,  THE COMPANY AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION  PURSUANT TO  SECTION 5.02(e) OF  THE AGREEMENT OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE COMPANY AND THE MASTER  SERVICER TO THE
EFFECT THAT THE PURCHASE AND HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT  CONSTITUTE OR RESULT IN A
NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE, THE COMPANY OR THE
MASTER  SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  AND  LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN
ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE COMPANY OR THE
MASTER SERVICER.

         ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A
TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR
POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER
THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF
ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY
AGENCY OR INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY  ORGANIZATION  (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN
SECTION 521 OF THE  CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION IS SUBJECT TO THE TAX
IMPOSED BY  SECTION 511  OF THE CODE  (INCLUDING THE TAX IMPOSED BY  SECTION 511  OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),
(D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN  SECTION 1381(A)(2)(C) OF  THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER
SECTION 775(A) OF  THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS
A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL CONDITION
OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER DISPOSITION
OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO
BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE  HEREUNDER,
INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF
THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. [____]
Class [R-___] Senior
Date of Pooling and Servicing Agreement                                       Aggregate Initial Certificate Principal Balance of the Class R-___
and Cut-off Date:                                                             Certificates: $100.00
[______________]
First Distribution Date:                                                      Initial Certificate Principal Balance of this Certificate:
[______________]                                                              $[______________]
Master Servicer:                                                              Percentage Interest: _____%
Residential Funding Company, LLC
Assumed Final Distribution Date:                                              CUSIP
[______________]                                                              [______________]

                                                  MORTGAGE PASS-THROUGH CERTIFICATE,
                                                            SERIES _______

                  evidencing a percentage  interest in the  distributions  allocable to the Class R[-__]  Certificates with respect to a Trust Fund  consisting  primarily of a pool of  conventional  one- to  four-family fixed  interest  rate  first  mortgage  loans  formed  and  sold  by  RESIDENTIAL  FUNDING  MORTGAGE
                  SECURITIES I, INC.

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Funding  Mortgage  Securities I, Inc., the Master  Servicer,  the Trustee referred to below or GMAC Mortgage Group, LLC or any of their  affiliates.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by Residential  Funding Mortgage  Securities I, Inc., the Master Servicer,  the Trustee or GMAC Mortgage
Group, LLC or any of their affiliates.  None of the Company,  the Master Servicer,  GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that is the registered owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the Initial  Certificate  Principal  Balance of this Certificate by the aggregate  Initial  Certificate  Principal Balance of all Class
R[-__]  Certificates,  both as specified  above) in  certain  distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of  conventional  one- to four-family  fixed interest rate first mortgage loans (the "Mortgage  Loans"),  formed and sold by Residential  Funding Mortgage  Securities I, Inc.  (hereinafter  called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Series  Supplement,  dated as specified above, to the
Standard Terms of Pooling and Servicing  Agreement dated as of  ________________  (together,  the "Pooling and Servicing  Agreement" or the  "Agreement") among  the Company,  the Master Servicer and  ___________,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions and conditions of the
Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the  close of  business  on the last day (or if such last day is not a
Business Day, the Business Day immediately  preceding such last day) of the month immediately  preceding the month of such distribution
(the "Record Date"),  from the [related]  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest evidenced by this  Certificate  and the amount (of interest and  principal,  if  any) required  to be distributed to Holders of Class R
Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the  transfer of any Ownership  Interest in this  Certificate will be conditioned upon the delivery to the
Trustee of, among other  things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other than a United  States  Person and a
Permitted  Transferee  acquires any Ownership  Interest in this  Certificate in violation of such  restrictions,  then the Company will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this  Certificate to a purchaser selected by the Company,  which  purchaser  may be the Company,  or any affiliate of the Company,  on such terms and  conditions as the
Company may choose.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial  Certificate  Principal Balance of this Certificate is set forth above. The Certificate  Principal Balance hereof will be reduced to the extent of distributions  allocable to principal and any Realized Losses allocable  hereto.  Notwithstanding  the reduction of the Certificate  Principal  Balance hereof to zero, this Certificate will remain  outstanding  under the Agreement and the
Holder hereof may have additional  obligations  with respect to this  Certificate,  including tax  liabilities,  and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         As described  above, no transfer of this  Certificate (or any interest  herein) shall  be made unless the transferee  provides the Trustee, the Company and the Master Servicer with either (a) a certification  pursuant to Section 5.02(e) of  the Agreement stating that  the  transferee  is not an  employee  benefit  or  other  plan  subject  to the  prohibited  transaction  provisions  of ERISA or
Section 4975 of the Code (each, a "Plan"),  or any Person (including,  without  limitation,  an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any Plan) who is using plan assets,  within the meaning of the U.S.
Department of Labor  regulation  promulgated  at 29 C.F.R.ss. 2510.3-101,  as modified by Section 3(42) of ERISA,  of any Plan (each, a
"Plan Investor") to effect such acquisition,  or (b) an opinion of counsel acceptable to and in form and substance  satisfactory to the
Trustee,  the Company and the Master  Servicer to the effect that the purchase and holding of this  Certificate  is  permissible  under applicable  law, will not constitute or result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the  Trustee,  the Company or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  opinion of counsel  shall not be an expense  of the  Trustee,  the  Company or the Master
Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Company,  the Master  Servicer  and the  Trustee  and the rights of the  Certificateholders  under the
Agreement at any time by the Company,  the Master Servicer and the Trustee with the consent of the Holders of  Certificates  evidencing in the aggregate not less than 66.6% of the Percentage  Interests of each Class of Certificates  affected thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any  Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain additional  circumstances,  without the consent of the Holders of certain Classes of
Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee,  duly endorsed by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Company,  the Master  Servicer,  the Trustee  and the  Certificate  Registrar  and any agent of the  Company,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and neither the Company,  the Master Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last Mortgage Loan [in the related Loan Group]
subject  thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan and
(ii) the  purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans [in the related  Loan Group] and all property acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the  Certificates.  The Agreement  permits, but does not require,  the Master Servicer to (i) purchase  at a price  determined as provided in the Agreement all remaining  Mortgage
Loans [in the related  Loan Group] and all property  acquired in respect of any Mortgage  Loan or  (ii) purchase  in whole,  but not in part, all of the [related]  Certificates  from the Holders  thereof;  provided,  that any such option may only be exercised if the Pool
Stated Principal  Balance of the Mortgage Loans [in the related Loan Group] as of the Distribution  Date upon which the proceeds of any such  purchase are  distributed  is less than ten percent of the Cut-off  Date  Principal  Balance of the Mortgage  Loans Group [in the
related Loan Group].

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                                                _______________________________
         Dated:______________________                                           [TRUSTEE],

                                                                                 as Trustee

                                                                                  By:__________________________

                                                                                  Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

         This is one of the Class [R- ] Certificates referred to in the within-mentioned Agreement.

                                                     [TRUSTEE],
                                                     as Certificate Registrar

                                                     By:___________________________________________________________
                                                     Authorized Signatory

                                                              ASSIGNMENT

         FOR VALUE  RECEIVED,  the  undersigned  hereby  sell(s),  assign(s) and  transfer(s) unto  (Please print or typewrite name and address including postal zip code of assignee) a  Percentage  Interest  evidenced by the within Mortgage  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further  direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:

          Dated: _____________________                                                    ______________________________________
                                                                                          Signature by or on behalf of assignor
                                                                                          ______________________________________
                                                                                          Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to  _______________________for  the account of  __________________  account number  ______________,  or, if mailed by check, to  ____________________________.  Applicable statements should be mailed to ________________________.

         This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                                               EXHIBIT E

                                                   FORM OF SELLER/SERVICER CONTRACT

         This  Seller/Servicer  Contract (as may be amended,  supplemented or otherwise modified from time to time, this "Contract") is made this day of  _____________,  20__, by and between  Residential  Funding  Company,  LLC, its successors  and assigns  ("Residential
Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

         WHEREAS,  the  Seller/Servicer  desires to sell Loans to,  and/or  service Loans for,  Residential  Funding,  and  Residential
Funding desires to purchase Loans from the Seller/Servicer  and/or have the Seller/Servicer  service various of its Loans,  pursuant to the terms of this Contract and the  Residential  Funding  Seller and Servicer  Guides  incorporated  herein by  reference,  as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

         NOW,  THEREFORE,  in  consideration  of the premises,  and the terms,  conditions and agreements set forth below,  the parties agree as follows:

INCORPORATION OF GUIDES BY REFERENCE.

         The  Seller/Servicer  acknowledges that it has received and read the Guides.  All provisions of the Guides are incorporated by reference into and made a part of this Contract,  and shall be binding upon the parties;  provided,  however,  that the Seller/Servicer shall be  entitled  to sell  Loans to  and/or  service  Loans for  Residential  Funding  only if and for so long as it shall  have been authorized to do so by  Residential  Funding in writing.  Specific  reference in this  Contract to particular  provisions of the Guides and not to other  provisions  does not mean that those  provisions  of the  Guides  not  specifically  cited in this  Contract  are not applicable.  All terms used herein shall have the same meanings as such terms have in the Guides,  unless the context clearly  requires otherwise.

AMENDMENTS.

         This  Contract may not be amended or modified  orally,  and no provision of this  Contract may be waived or amended  except in writing  signed by the party against whom  enforcement is sought.  Such a written  waiver or amendment  must  expressly  reference this
Contract.  However,  by their terms,  the Guides may be amended or  supplemented  by  Residential  Funding from time to time.  Any such amendment(s) to the Guides shall be binding upon the parties hereto.

REPRESENTATIONS AND WARRANTIES.

A.       Reciprocal Representations and Warranties.

         The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)      Each party is duly organized,  validly existing,  and in good standing under the laws of its jurisdiction of organization,  is qualified, if necessary,  to do business and in good standing in each jurisdiction in which it is required to be so qualified,  and has the requisite power and authority to enter into this Contract and all other  agreements  which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2)      This  Contract has been duly  authorized,  executed and delivered by each party and  constitutes  a valid and legally  binding agreement of each party enforceable in accordance with its terms.

(3)      There is no action,  proceeding or investigation  pending or threatened,  and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4)      Insofar as its capacity to carry out any  obligation  under this Contract is  concerned,  neither party is in violation of any charter,  articles of incorporation,  bylaws,  certificates of formation,  limited liability company  agreement,  mortgage,  indenture, indebtedness,  agreement,  instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its  obligations  under this  Contract.  Its  execution of, and  performance  pursuant to, this Contract will not result in a violation of any of the foregoing.

B.       Seller/Servicer's Representations, Warranties and Covenants.

         In addition to the  representations,  warranties and covenants made by the  Seller/Servicer  pursuant to  subparagraph  (a) of this paragraph 3, the Seller/Servicer  makes the  representations,  warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential  Funding the certified  Resolution of Board of Directors  which  authorizes the execution and delivery of this Contract.

REMEDIES OF RESIDENTIAL FUNDING.

         If an Event of Seller Default or an Event of Servicer Default shall occur,  Residential  Funding may, at its option,  exercise one or more of those remedies set forth in the Guides.

SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

         At no time shall the  Seller/Servicer  represent that it is acting as an agent of  Residential  Funding.  The  Seller/Servicer shall, at all times, act as an independent contractor.

PRIOR AGREEMENTS SUPERSEDED.

         This Contract  restates,  amends and supersedes any and all prior Seller Contracts or Servicer  Contracts  between the parties except that any subservicing  agreement  executed by the  Seller/Servicer  in connection with any  loan-security  exchange  transaction shall not be affected.

ASSIGNMENT.

         This  Contract may not be assigned or  transferred,  in whole or in part,  by the  Seller/Servicer  without the prior  written consent of Residential Funding.  Residential Funding may sell, assign,  convey,  hypothecate,  pledge or in any other way transfer,  in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

NOTICES.

         All  notices,  requests,  demands or other  communications  that are to be given  under  this  Contract  shall be in  writing, addressed to the appropriate  parties and sent by telefacsimile or by overnight courier or by United States mail,  postage prepaid,  to the  addresses  and  telefacsimile  numbers  specified  below.  However,  another  name,  address  and/or  telefacsimile  number may be substituted by the  Seller/Servicer  pursuant to the requirements of this paragraph 8, or Residential  Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

         Attention:
         Telefacsimile Number: (_____) _____-_________

JURISDICTION AND VENUE.

         Each of the  parties  irrevocably  submits to the  jurisdiction  of any state or federal  court  located in  Hennepin  County,
Minnesota,  over any action,  suit or proceeding to enforce or defend any right under this Contract or otherwise  arising from any loan sale or servicing  relationship  existing in connection with this Contract,  and each of the parties irrevocably agrees that all claims in  respect  of any such  action  or  proceeding  may be heard or  determined  in such  state or  federal  court.  Each of the  parties irrevocably  waives the defense of an inconvenient  forum to the maintenance of any such action or proceeding and any other substantive or  procedural  rights or remedies it may have with  respect to the  maintenance  of any such action or  proceeding  in any such forum.
Each of the parties  agrees  that a final  judgment in any such action or  proceeding  shall be  conclusive  and may be enforced in any other  jurisdiction  by suit on the  judgment  or in any other  manner  provided  by law.  Each of the  parties  further  agrees not to institute any legal actions or proceedings against the other party or any director,  officer, employee,  attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

MISCELLANEOUS.

         This Contract,  including all documents  incorporated by reference herein,  constitutes the entire  understanding  between the parties hereto and supersedes all other agreements, covenants,  representations,  warranties, understandings and communications between the parties,  whether  written or oral,  with  respect to the  transactions  contemplated  by this  Contract.  All  paragraph  headings contained  herein are for  convenience  only and shall not be construed as part of this  Contract.  Any provision of this Contract that is prohibited or  unenforceable in any jurisdiction  shall, as to such  jurisdiction,  be ineffective to the extent of such prohibition or  unenforceability  without  invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other  jurisdiction,  and, to this end, the provisions  hereof are severable.  This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

         IN WITNESS  WHEREOF,  the duly  authorized  officers  of the  Seller/Servicer  and  Residential  Funding  have  executed  this
Seller/Servicer Contract as of the date first above written.

ATTEST:                                                                 SELLER/SERVICER
[Corporate Seal]                                                        (Name of Seller/Servicer)
By:                                                                     By:
                        (Signature)                                                                        (Signature)
By:                                                                     By:
                       (Typed Name)                                                                       (Typed Name)
Title:                                                                  Title:

----------------------------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------------------------

ATTEST:                                                                 RESIDENTIAL FUNDING COMPANY, LLC
[Corporate Seal]
By:                                                                     By:
                        (Signature)                                                                        (Signature)
By:                                                                     By:

Title:                                                                  Title:

                                                               EXHIBIT F

                                                     FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,

Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):

Reason for Document Request:        (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC

Authorized Signature
******************************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:        [ ] Promissory Note
                           [ ] Primary Insurance Policy
                           [ ] Mortgage or Deed of Trust
                           [ ] Assignment(s) of Mortgage or Deed of Trust
                           [ ] Title Insurance Policy
                           [ ] Other:

Name:__________________________
Title:
Date:

                                                              EXHIBIT G-1

                                               FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           ) ss.:
COUNTY OF                  )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of  Officer] of [Name of Owner]  (record or  beneficial  owner of the  Mortgage  Pass-Through  Certificates,
 Series _______, Class R[-__] (the "Owner")), a [savings institution]  [corporation] duly organized and existing under the laws of [the
 State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2.       That the Owner  (i) is not and will not be a  "disqualified  organization"  or an electing  large  partnership  as of [date of transfer]  within the meaning of Sections  860E(e)(5) and  775,  respectively,  of the Internal  Revenue Code of 1986, as amended (the
 "Code") or an electing large  partnership under  Section 775(a) of  the Code,  (ii) will  endeavor to remain other than a disqualified organization  for so long as it retains its  ownership  interest in the Class R[-__]  Certificates,  and (iii) is  acquiring the Class
 R[-__]  Certificates  for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially  the same form as this affidavit and  agreement.  (For this purpose,  a  "disqualified  organization"  means an electing large  partnership  under  Section 775 of the Code,  the United  States,  any state or political  subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan  Mortgage  Corporation,  a majority of whose board of  directors  is not  selected by any such  governmental entity) or  any foreign  government,  international  organization  or any agency or  instrumentality  of such  foreign  government  or organization,  any rural electric or telephone  cooperative,  or any organization (other than certain farmers'  cooperatives) that  is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware  (i) of the tax that would be  imposed on  transfers  of Class  R[-__]  Certificates  to  disqualified organizations or electing large  partnerships,  under the Code, that applies to all transfers of Class R[-__] Certificates after March
 31, 1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing large  partnerships,  on each such partnership),  or, if such transfer is through an agent (which person  includes a broker,  nominee or  middleman) for  a  disqualified organization,  on the agent;  (iii) that  the person (other than with respect to transfers to electing  large  partnerships) otherwise liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge  that the affidavit is false;  and  (iv) that  the Class R[-__]  Certificates  may be  "noneconomic  residual  interests"  within the meaning of
 Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual  interest,  unless no significant  purpose of the transfer was to impede the assessment or collection of tax.

4.       That the Owner is aware of the tax  imposed  on a  "pass-through  entity"  holding  Class  R[-__]  Certificates  if either the pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a  disqualified  organization  is the record  holder of an interest in such entity.  (For this  purpose,  a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

5.       The Owner is either (i) a citizen or resident of the United States,  (ii) a  corporation,  partnership or other entity treated as a corporation  or a partnership  for U.S.  federal  income tax purposes and created or organized in or under the laws of the United
 States,  any state thereof or the District of Columbia  (other than a partnership  that is not treated as a United States person under any applicable Treasury regulations),  (iii) an estate that is described in  Section 7701(a)(30)(D) of  the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.       The Owner hereby  agrees that it will not cause  income from the Class R[-__]  Certificates  to be  attributable  to a foreign permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner of another United States taxpayer.

7.       That the Owner is aware  that the  Trustee  will not  register  the  transfer  of any Class R[- __]  Certificates  unless  the transferee,  or the transferee's agent, delivers to it an affidavit and agreement,  among other things, in substantially the same form as this  affidavit and  agreement.  The Owner  expressly  agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R[-__]  Certificates  and the  provisions of
 Section 5.02(f) of  the  Pooling and  Servicing  Agreement  under  which the Class  R[-__]  Certificates  were issued (in  particular, clause (iii)(A) and  (iii)(B) of  Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of  Section 5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.       That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly,  by an
 Owner that is not a disqualified organization.

10.      The Owner's Taxpayer Identification Number is ________________.

11.      This affidavit and agreement  relates only to the Class R[-__]  Certificates  held by the Owner and not to any other holder of the  Class  R[-__]  Certificates.  The Owner  understands  that the  liabilities  described  herein  relate  only to the Class  R[-__]
 Certificates.

12.      That no purpose of the Owner  relating to the transfer of any of the Class R[-__]  Certificates  by the Owner is or will be to impede the  assessment  or collection of any tax; in making this  representation,  the Owner  warrants that the Owner is familiar with
 (i) Treasury  Regulation  Section 1.860E-1(c) and  recent  amendments  thereto,  effective as of July 19, 2002, and (ii) the  preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes owed by it so long as any of the Certificates remain  outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__]  Certificate  that the Owner  intends to pay taxes  associated  with holding such Class R[- __]
 Certificate as they become due, fully  understanding  that it may incur tax  liabilities in excess of any cash flows  generated by the
 Class R[-__] Certificate.

14.      That the Owner has no present  knowledge or expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

15.      (a)       The Owner is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions  of the
 Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Code (each, a "Plan"),  or any Person
 (including,  without  limitation,  an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any Plan) who is using plan assets, within the meaning of the U.S. Department of Labor regulation  promulgated at 29 C.F.R.
 ss.2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor") to effect such acquisition; or

(b)      The Owner has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the  Trustee,  the Company and the Master  Servicer  to the effect  that the  purchase  and holding of
Certificates  is  permissible  under  applicable  law, will not  constitute or result in any non-exempt  prohibited  transaction  under
Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any  subsequent  enactments) and  will not subject the
Trustee,  the Company or the Master  Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or
Section 4975 of the Code) in  addition to those undertaken in the Pooling and Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents and warrants to, and covenants  with, the Company,  the Trustee and the
Master  Servicer  that the  Purchaser  will not  transfer  such  Certificates  to any  transferee  unless  such  transferee  meets  the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument  to be executed on its behalf,  pursuant to the  authority  of its
Board of Directors,  by its [Title of Officer] and its corporate seal to be hereunto attached,  attested by its [Assistant]  Secretary, this day of _____,___ 200__.

                                                     [NAME OF OWNER]

                                                     By:___________________________________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]
[Corporate Seal]

ATTEST:

         _________
[Assistant] Secretary

         Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ___ day of ________, 200 __.

                                                     NOTARY PUBLIC

                                                     COUNTY OF_____________________________________________________

                                                     STATE OF______________________________________________________

                                                     My Commission expires the __ day of _____, 20__.

                                                               EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs).  The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.  Applicability Date: For dates of applicability, see Sec.
1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

          The collection of information in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

          The collection of information in this regulation is in Sec. 1.860E  -1(c)(5)(ii).  This information is required to enable the
IRS to verify that a taxpayer is complying  with the conditions of this  regulation.  The collection of information is mandatory and is required.  Otherwise,  the taxpayer  will not receive the benefit of safe harbor  treatment as provided in the  regulation.  The likely respondents are businesses and other for-profit institutions.

          Comments on the collection of information  should be sent to the Office of Management and Budget,  Attn: Desk Officer for the
Department of the Treasury,  Office of Information and Regulatory Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue
Service,  Attn: IRS Reports Clearance Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224. Comments on the collection of information should be received by September 17, 2002.  Comments are specifically requested concerning:

          Whether the  collection of  information  is necessary  for the proper  performance  of the functions of the Internal  Revenue
Service, including whether the information will have practical utility;

          The accuracy of the estimated burden associated with the collection of information (see below);

          How the quality, utility, and clarity of the information to be collected may be enhanced;

          How the burden of complying  with the  collection of  information  may be minimized,  including  through the  application  of automated collection techniques or other forms of information technology; and

          Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

          An agency may not conduct or sponsor,  and a person is not  required to respond to, a  collection  of  information  unless it displays a valid control number assigned by the Office of Management and Budget.

          The  estimated  total  annual  reporting  burden is 470 hours,  based on an  estimated  number of  respondents  of 470 and an estimated average annual burden hours per respondent of one hour.

          Books or records  relating to a collection of information  must be retained as long as their contents may become  material in the  administration of any internal revenue law.  Generally,  tax returns and tax return  information are confidential,  as required by
26 U.S.C. 6103.

Background

          This document  contains  final  regulations  regarding the proposed  amendments  to 26 CFR part 1 under  Section 860E  of the
Internal  Revenue Code (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic  REMIC residual interest  meeting the  investigation  and  representation  requirements  may avail itself of the safe harbor by  satisfying  either the formula test or the asset test.

          Final  regulations  governing  REMICs,  issued in 1992,  contain rules  governing the transfer of noneconomic  REMIC residual interests.  In general, a transfer of a noneconomic  residual interest is disregarded for all tax purposes if a significant  purpose of the transfer is to

[[Page 47452]]

enable the  transferor  to impede the  assessment  or  collection  of tax. A purpose to impede the  assessment  or collection of tax (a wrongful  purpose) exists  if the transferor,  at the time of the transfer,  either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

          Under a safe harbor,  the transferor of a REMIC  noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor  conducts a reasonable  investigation of the transferee's  financial condition (the investigation  requirement);  and (2) the  transferor  secures a  representation  from the transferee to the effect that the transferee understands  the tax  obligations  associated  with  holding a residual  interest  and intends to pay those  taxes (the  representation requirement).

          The IRS and Treasury have been concerned that some transferors of noneconomic  residual interests claim they satisfy the safe harbor even in situations  where the economics of the transfer  clearly  indicate the  transferee is unwilling or unable to pay the tax associated with holding the interest.  For this reason,  on February 7, 2000, the IRS published in the Federal  Register (65 FR 5807) a notice of proposed  rulemaking  (REG-100276-97;  REG-122450-98) designed  to clarify the safe harbor by adding the  "formula  test," an economic test. The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the  anticipated tax liabilities  associated  with holding the residual  interest does not exceed the sum of:  (1) The  present  value of any  consideration given to the  transferee to acquire the interest;  (2) the  present value of the expected  future  distributions  on the interest;  and
(3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

          In January 2001, the IRS published  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe harbor that taxpayers  could use while the IRS and the  Treasury  considered  comments on the  proposed  regulations.  Under the  alternative  safe harbor,  if a transferor  meets the  investigation  requirement and the  representation  requirement but the transfer fails to meet the formula  test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee generally  meets the  first  prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the  transferor  knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

          Rev.  Proc.  2001-12  provides  that the asset  test  fails to be  satisfied  in the case of a transfer  or  assignment  of a noneconomic  residual  interest  to a foreign  branch of an  otherwise  eligible  transferee.  If such a transfer  or  assignment  were permitted,  a corporate  taxpayer  might seek to claim that the  provisions of an applicable  income tax treaty would  resource  excess inclusion  income as foreign source income,  and that, as a consequence,  any U.S. tax liability  attributable to the excess  inclusion income  could be offset by foreign  tax  credits.  Such a claim  would  impede  the  assessment  or  collection  of U.S.  tax on excess inclusion  income,  contrary to the  congressional  purpose of assuring  that such  income  will be taxable in all events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

          The Treasury and the IRS have learned that certain taxpayers transferring  noneconomic residual interests to foreign branches have  attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the  assessment  or  collection  of
U.S.  tax on excess  inclusion  income.  Accordingly,  the  final  regulations  provide  that if a  noneconomic  residual  interest  is transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not  eligible for safe harbor treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

          Section 1.860E-1(c)(8) provides  computational  rules that a taxpayer  may use to qualify  for safe harbor  status  under the formula  test.  Section 1.860E-1(c)(8)(i) provides  that the  transferee  is presumed to pay tax at a rate equal to the highest rate of tax specified in  Section 11(b).  Some  commentators  were  concerned  that this presumed rate of taxation was too high because it does not take into consideration  taxpayers subject to the alternative  minimum tax rate. In light of the comments received,  this provision has been amended in the final  regulations  to allow  certain  transferees  that compute  their  taxable  income using the  alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

          Additionally,  Sec.  1.860E-1(c)(8)(iii) provides  that the  present  values in the formula  test are to be computed  using a discount  rate equal to the  applicable  Federal  short-term  rate  prescribed by  Section 1274(d).  This is a change from the proposed regulation  and Rev. Proc.  2001-12.  In those  publications  the provision  stated that "present  values are computed using a discount rate equal to the applicable  Federal rate  prescribed in  Section 1274(d) compounded  semiannually"  and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows,  in the course of its trade or business,  substantial funds at such lower rate from an  unrelated  third  party." The IRS and the Treasury  Department  have learned  that,  based on this  provision, certain taxpayers have been attempting to use unrealistically  low or zero interest rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the proposed  regulations  that permits a transferee to use a lower discount rate, if the transferee can demonstrate  that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal  short-term  rate has been  substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published  short-term  rates, provided  that the present  values are computed  with a  corresponding  period of  compounding.  With the  exception of the  provisions relating to transfers to foreign  branches,  these changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers  may choose to apply the interest  rate formula set forth in the proposed  regulation  and Rev.  Proc.  2001-12 for transfers occurring before August 19, 2002.

 [[Page 47453]]

Effect on Other Documents

          Rev. Proc. 2001-12 (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

          It is hereby certified that these  regulations will not have a significant  economic impact on a substantial  number of small entities.  This  certification  is based on the fact that it is unlikely  that a substantial  number of small  entities will hold REMIC residual interests.  Therefore,  a Regulatory  Flexibility  Analysis under the Regulatory  Flexibility Act (5 U.S.C.  chapter 6) is not required.  It has been  determined  that this Treasury  decision is not a significant  regulatory  action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment is not  required.  It also has been  determined  that  sections  553(b) and  553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

          The  principal  author of these  regulations  is Courtney  Shepardson.  However,  other  personnel  from the IRS and Treasury
Department participated in their development.

List of Subjects

26 CFR Part 1

          Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

          Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

          Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

          Paragraph 1.  The authority citation for part 1 continues to read in part as follows:

          Authority: 26 U.S.C. 7805 * * *

                                                              EXHIBIT G-2

                                                    FORM OF TRANSFEROR CERTIFICATE

__________ , 20__

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Deutsche Bank Trust Company Americas
648 Grassmere Park Road
Nashville, Tennessee 37211

Attention: Residential Funding Company, LLC Series _______

                  Re:      Mortgage Pass-Through Certificates,
                           Series ________, Class R[-__]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by  ________________  (the "Seller") to  _____________________
(the "Purchaser") of  $______________  Initial Certificate  Principal Balance of Mortgage Pass-Through  Certificates,  Series ________,
Class R[-__] (the  "Certificates"),  pursuant to Section 5.02 of the Series Supplement,  dated as of ________________,  to the Standard
Terms of Pooling and  Servicing  Agreement  dated as of  ________________  (together,  the  "Pooling  and  Servicing  Agreement") among
Residential Funding Mortgage Securities I, Inc., as seller (the "Company"),  Residential Funding Company, LLC, as master servicer,  and
__________,  as trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the
Pooling and Servicing  Agreement.  The Seller hereby  certifies,  represents  and warrants to, and covenants  with, the Company and the
Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered to the Trustee and the Master  Servicer a transfer  affidavit and agreement  in the form  attached to the Pooling and  Servicing  Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial  condition of the Purchaser as contemplated by Treasury Regulations  Section 1.860E-1(c)(4)(i) and,  as a result of that investigation,  the Seller has determined that the  Purchaser  has  historically  paid its debts as they become due and has found no  significant  evidence to indicate that the
 Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class
 R[-__]  Certificate  may not be respected  for United  States income tax purposes (and the Seller may continue to be liable for United
 States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The  Seller  has no  actual  knowledge  that the  proposed  Transferee  is not both a United  States  Person  and a  Permitted
 Transferee.

                                                     Very truly yours,

                                                     _____________________________________________________________
                                                     (Seller)

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                               EXHIBIT H

                                                FORM OF INVESTOR REPRESENTATION LETTER

______________ , 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
648 Grassmere Park Road
Nashville, Tennessee 37211

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Attention:  Residential Funding Company, LLC Series ________

                  RE:      Mortgage Pass-Through Certificates,
                           Series ________, [Class B- ]

Ladies and Gentlemen:

         _________________-  (the  "Purchaser") intends  to  purchase  from  _________________  (the  "Seller") $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through  Certificates,  Series ________, Class (the "Certificates"),  issued pursuant to the  Series  Supplement,  dated  as of  ________________,  to the  Standard  Terms  of  Pooling  and  Servicing  Agreement  dated as of
________________  (together,  the "Pooling and Servicing  Agreement") among  Residential Funding Mortgage Securities I, Inc., as seller
(the "Company"),  Residential  Funding Company,  LLC, as master servicer (the "Master  Servicer"),  and _____________,  as trustee (the
"Trustee").  All terms  used  herein  and not  otherwise  defined  shall  have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Company,  the Trustee and the Master
Servicer that:

5.       The  Purchaser  understands  that  (a) the  Certificates  have not been and will not be  registered  or  qualified  under  the
 Securities Act of 1933, as amended (the "Act") or any state  securities law, (b) the Company is not required to so register or qualify the  Certificates,  (c) the  Certificates may be resold only if registered and qualified  pursuant to the provisions of the Act or any state  securities  law, or if an exemption  from such  registration  and  qualification  is available,  (d) the  Pooling and Servicing
 Agreement  contains  restrictions  regarding  the  transfer of the  Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

6.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

7.       The Purchaser is (a) a  substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business matters, and, in particular,  in such matters related to securities similar to the Certificates,  such that it is capable of evaluating  the merits and risks of investment in the  Certificates,  (b) able to bear the economic risks of such an investment and
 (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

8.       The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private  Placement  Memorandum, dated  ___________,  20___,  relating to the  Certificates  (b)] a copy of the Pooling and Servicing  Agreement and [b] [c] such other information  concerning the  Certificates,  the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's  decision to purchase the  Certificates.  The Purchaser has had any questions arising from such review answered by the Company or the Seller to the  satisfaction  of the Purchaser.  [If the Purchaser did not purchase the
 Certificates  from the Seller in connection  with the initial  distribution  of the  Certificates  and was provided with a copy of the
 Private  Placement  Memorandum  (the  "Memorandum") relating  to the original sale (the "Original  Sale") of the  Certificates  by the
 Company,  the Purchaser  acknowledges  that such Memorandum was provided to it by the Seller,  that the Memorandum was prepared by the
 Company  solely for use in  connection  with the Original  Sale and the Company did not  participate  in or  facilitate in any way the purchase of the  Certificates  by the Purchaser from the Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the Company with respect to any damage,  liability,  claim or expense  arising out of,  resulting  from or in  connection  with
 (a) error or omission,  or alleged  error or omission,  contained in the  Memorandum,  or (b) any  information,  development  or event arising after the date of the Memorandum.]

9.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell, dispose of or otherwise  transfer any Certificate,  any interest in any Certificate or any other similar security to any person in any manner,
 (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar  security with any person in any manner,  (d) make any general  solicitation by means of  general  advertising  or in any other  manner  or  (e) take  any other  action,  that (as to any of  (a) through  (e) above) would constitute a  distribution  of any  Certificate  under the Act, that would render the  disposition  of any  Certificate a violation of
 Section 5  of the Act or any state  securities  law,  or that would  require  registration  or  qualification  pursuant  thereto.  The
 Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in compliance  with the provisions of the Pooling and
 Servicing Agreement.

10.      The Purchaser

(a)      is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions of the Employee  Retirement
Income  Security  Act of 1974,  as  amended  ("ERISA"),  or  Section 4975  of the  Internal  Revenue  Code of  1986,  as  amended  (the
"Code") (each,  a "Plan"), or any Person (including,  without limitation,  an investment manager, a named fiduciary or a trustee of any
Plan) who is using plan assets,  within the meaning of the U.S.  Department  of Labor  ("DOL") regulation  promulgated  at 29 C.F.R.ss.
2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor"), to effect such acquisition;

(b)      is an  insurance  company,  the source of funds used to purchase  or hold the  Certificate  (or any  interest  therein) is  an
"insurance company general account" (as defined in DOL Prohibited Transaction Class Exemption  ("PTCE") 95-60),  and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; or

(c)      has  provided  the  Trustee,  the Company and the Master  Servicer  with an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the Company  and the Master  Servicer  to the effect  that the  purchase  and holding of the
Certificates  is  permissible  under  applicable  law,  will not  constitute  or result in a non-exempt  prohibited  transaction  under
Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the
Trustee,  the Company or the Master  Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or
Section 4975 of the Code) in  addition to those undertaken in the Pooling and Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

         In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Company,  the Trustee and the Master  Servicer  that the  Purchaser  will not transfer such  Certificates  to any  transferee  unless such  transferee  meets the requirements set forth in either (a), (b) or (c) above.

                                                     Very truly yours,

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                               EXHIBIT I

                                               FORM OF TRANSFEROR REPRESENTATION LETTER

_________, 20___

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
648 Grassmere Park Road
Nashville, Tennessee 37211

Attention:  Residential Funding Company, LLC Series ________

                  Re:      Mortgage Pass-Through Certificates,
                           Series ________, [Class B-]

Ladies and Gentlemen:

         In  connection  with  the  sale  by   ____________________   (the  "Seller") to   ____________________   (the  "Purchaser") of
__________________  Initial  Certificate  Principal  Balance  of  Mortgage  Pass-Through  Certificates,  Series  ________,  Class  (the
"Certificates"),  issued  pursuant  to the Series  Supplement,  dated as of  ________________,  to the  Standard  Terms of Pooling  and
Servicing Agreement dated as of ________________ (together, the "Pooling and Servicing  Agreement") among  Residential Funding Mortgage
Securities I, Inc., as seller (the "Company"),  Residential Funding Company, LLC, as master servicer,  and __________,  as trustee (the
"Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold, disposed of or otherwise  transferred any
Certificate,  any interest in any Certificate or any other similar  security to any person in any manner,  (b) has  solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c) has  otherwise  approached or negotiated with respect to any Certificate,  any interest in any  Certificate  or any other  similar  security  with any person in any manner,  (d) has  made any general  solicitation  by means of general  advertising  or in any other  manner,  or (e) has  taken any other  action,  that (as to any of  (a) through  (e) above) would constitute a distribution of the  Certificates  under the Securities Act of 1933 (the "Act"),  that would render the disposition of any
Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would  require  registration  or  qualification pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence with respect to any  Certificate.  The
Seller has not and will not sell or  otherwise  transfer any of the  Certificates,  except in  compliance  with the  provisions  of the
Pooling and Servicing Agreement.

                                                     Very truly yours,

                                                     _____________________________________________________________
                                                     (Seller)

                                                     _____________________________________________________________
                                                     By:
                                                     Name:
                                                     Title:

                                                               EXHIBIT J

                                             [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                                        Description of Rule 144A Securities, including numbers:

                                                    _______________________________
                                                    _______________________________
                                                    _______________________________
                                                    _______________________________

         The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A  Securities described above to the undersigned buyer (the "Buyer").

11.      In connection  with such transfer and in  accordance  with the  agreements  pursuant to which the  Rule 144A  Securities  were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered,  transferred, pledged,  sold or otherwise  disposed of the  Rule 144A  Securities,  any interest in the  Rule 144A  Securities  or any other similar security  to, or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition  of the  Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated  with respect to the
 Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would constitute a distribution  of the Rule 144A  Securities  under the  Securities  Act of 1933, as amended (the "1933 Act"),  or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto, and that the Seller has not offered the Rule 144A  Securities to any person other than the Buyer or another "qualified  institutional buyer" as defined in Rule 144A under the 1933 Act.

12.      The Buyer warrants and represents to, and covenants  with, the Seller,  the Trustee and the Master Servicer (as defined in the
 Series  Supplement,  dated  as  of  ________________,  to  the  Standard  Terms  of  Pooling  and  Servicing  Agreement  dated  as  of
 ________________ (the "Agreement") among  Residential Funding Company, LLC as Master Servicer, Residential Funding Mortgage Securities
 I, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________, as trustee, as follows:

(a)      The Buyer  understands  that the Rule 144A  Securities have not been  registered  under the 1933 Act or the securities laws of any state.

(b)      The Buyer  considers  itself a  substantial,  sophisticated  institutional  investor  having such  knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)      The Buyer has been furnished with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)      Neither  the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or  otherwise  disposed of the
Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A
Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general  solicitation  by means of general advertising or in any other manner, or taken any other action,  that would constitute a distribution of the Rule 144A  Securities under the 1933 Act or that would  render the  disposition  of the  Rule 144A  Securities  a violation of Section 5 of the 1933 Act or require registration  pursuant  thereto,  nor will it act, nor has it  authorized  or will it authorize  any person to act, in such manner with respect to the Rule 144A Securities.

(e)      The Buyer is a  "qualified  institutional  buyer" as that term is defined in  Rule 144A  under the 1933 Act and has  completed either of the forms of  certification  to that effect  attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on  Rule 144A.  The Buyer is acquiring  the  Rule 144A  Securities  for its own account or the accounts of other qualified  institutional buyers,  understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably  believed  to be a  qualified  institutional  buyer that  purchases  for its own  account or for the  account of a qualified institutional  buyer to whom  notice is given  that the  resale,  pledge  or  transfer  is being  made in  reliance  on  Rule 144A,  or
(ii) pursuant to another exemption from registration under the 1933 Act.

13.      The Buyer

(a)      is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions of the Employee  Retirement
Income  Security  Act of 1974,  as  amended  ("ERISA"),  or  Section 4975  of the  Internal  Revenue  Code of  1986,  as  amended  (the
"Code") (each,  a "Plan"), or any Person (including,  without limitation,  an investment manager, a named fiduciary or a trustee of any
Plan) who is using plan assets,  within the meaning of the U.S.  Department  of Labor  ("DOL") regulation  promulgated  at 29 C.F.R.ss.
2510.3-101, as modified by Section 3(42) of ERISA, of any Plan (each, a "Plan Investor"), to effect such acquisition; or

(b)      in the  case of any  Class B  Certificate,  is an  insurance  company,  the  source  of  funds  used to  purchase  or hold the
Certificates  (or any interest  therein) is an "insurance  company  general  account" (as defined in DOL Prohibited  Transaction  Class
Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III PTCE 95-60 have been satisfied; or

(c)      has  provided  the  Trustee,  the Company and the Master  Servicer  with an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the Company  and the Master  Servicer  to the effect  that the  purchase  and holding of the
Certificates  is  permissible  under  applicable  law, will not  constitute or result in any non-exempt  prohibited  transaction  under
Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any  subsequent  enactments) and  will not subject the
Trustee,  the Company or the Master  Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or
Section 4975 of the Code) in  addition to those undertaken in the Pooling and Servicing  Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

14.      This document may be executed in one or more counterparts and by the different parties hereto on separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an original;  such  counterparts,  together,  shall  constitute  one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

          ____________________________                                    __________________________
          Print Name of Seller                                            Print Name of Buyer
          By:________________________                                     By:________________________
          Name:                                                           Name:
          Title:                                                          Title:
          Taxpayer Identification                                         Taxpayer Identification:
          No.                                                             No:
          Date:                                                           Date:

                                                                                                                   ANNEX 1 TO EXHIBIT J

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
                                        [For Buyers Other Than Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows in  connection  with the  Rule 144A  Investment  Representation  to which this
Certification is attached:

22.      As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice President or other executive officer of the Buyer.

23.      In  connection  with  purchases  by the  Buyer,  the Buyer is a  "qualified  institutional  buyer" as that term is  defined in
 Rule 144A under the Securities Act of 1933  ("Rule 144A") because  (i) the Buyer owned and/or  invested on a discretionary  basis $ in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___      Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan  association  or similar  institution),
Massachusetts  or similar  business trust,  partnership,  or charitable  organization  described in  Section 501(c)(3) of  the Internal
Revenue Code.

___      Bank.  The Buyer  (a) is a national  bank or banking  institution  organized  under the laws of any  State,  territory  or the
District of  Columbia,  the  business of which is  substantially  confined to banking  and is  supervised  by the State or  territorial banking  commission or similar  official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least
$25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___      Savings  and  Loan.  The Buyer  (a) is a savings  and loan  association,  building  and loan  association,  cooperative  bank, homestead  association or similar  institution,  which is supervised and examined by a State or Federal  authority  having  supervision over any such  institutions or is a foreign savings and loan association or equivalent  institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___      Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___      Insurance  Company.  The Buyer is an insurance  company  whose  primary and  predominant  business  activity is the writing of insurance or the  reinsuring  of risks  underwritten  by  insurance  companies  and which is subject to  supervision  by the  insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___      State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___      ERISA Plan. The Buyer is an employee  benefit plan within the meaning of Title I of the Employee  Retirement  Income  Security
Act of 1974.

___      Investment Adviser.  The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___      SBIC.  The  Buyer  is a  Small  Business  Investment  Company  licensed  by  the  U.S.  Small  Business  Administration  under
Section 301(c) or (d) of the Small Business Investment Act of 1958.

___      Business  Development  Company.  The  Buyer  is a  business  development  company  as  defined  in  Section 202(a)(22) of  the
Investment Advisers Act of 1940.

___      Trust  Fund.  The Buyer is a trust fund whose  trustee  is a bank or trust  company  and whose  participants  are  exclusively
(a) plans  established and maintained by a State,  its political  subdivisions,  or any agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee
Retirement  Income  Security Act of 1974,  but is not a trust fund that  includes as  participants  individual  retirement  accounts or
H.R.10 plans.

24.      The term  "securities"  as used  herein  does not  include  (i) securities  of  issuers  that are  affiliated  with the Buyer,
 (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank  deposit notes and  certificates  of deposit,  (iv) loan  participations,  (v) repurchase  agreements,  (vi) securities  owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

25.      For purposes of determining the aggregate  amount of securities  owned and/or invested on a discretionary  basis by the Buyer, the Buyer used the cost of such  securities  to the Buyer and did not  include  any of the  securities  referred  to in the  preceding paragraph.  Further,  in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such  subsidiaries  are  consolidated  with the Buyer in its financial  statements  prepared in accordance  with generally accepted  accounting  principles and if the investments of such subsidiaries are managed under the Buyer's  direction.  However,  such securities  were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

26.      The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          ____                      ____                    Will the Buyer be purchasing the Rule 144A  Securities only for the
          Yes                       No                      Buyer's own account?

27.      If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A,  the Buyer will only purchase for the account of a third party that at the time is a "qualified  institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation letter  from such third  party or taken  other  appropriate  steps  contemplated  by  Rule 144A  to  conclude  that such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

28.      The Buyer  will  notify  each of the  parties to which  this  certification  is made of any  changes  in the  information  and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     _____________________________________________________________
                                                     Print Name of Buyer

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                     Date:_________________________________________________________

                                                                                                                   ANNEX 2 TO EXHIBIT J

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                         [For Buyers That Are Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows in  connection  with the  Rule 144A  Investment  Representation  to which this
Certification is attached:

29.      As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President of the Buyer or, if
 the  Buyer  is a  "qualified  institutional  buyer"  as  that  term  is  defined  in  Rule 144A  under  the  Securities  Act  of  1933
 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

30.      In connection  with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC Rule 144A  because
 (i) the Buyer is an investment  company  registered  under the Investment  Company Act of 1940,  and (ii) as  marked below,  the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least $100,000,000 in securities (other than the excluded  securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         The Buyer owned $ in  securities  (other than the  excluded  securities  referred to  below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         The Buyer is part of a Family of  Investment  Companies  which  owned in the  aggregate  $ _____________________in  securities
(other than the  excluded  securities  referred to  below) as  of the end of the Buyer's  most recent  fiscal year (such  amount  being calculated in accordance with Rule 144A).

31.      The term  "Family of  Investment  Companies"  as used herein  means two or more  registered  investment  companies  (or series thereof) that  have the same  investment  adviser or  investment  advisers  that are  affiliated  (by virtue of being  majority  owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

32.      The term  "securities"  as used herein does not include  (i) securities  of issuers that are affiliated  with the Buyer or are part of the Buyer's Family of Investment Companies,  (ii) bank deposit notes and certificates of deposit,  (iii) loan  participations,
 (iv) repurchase agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

33.      The Buyer is  familiar  with  Rule 144A  and  understands  that each of the  parties to which this  certification  is made are relying  and will  continue  to rely on the  statements  made  herein  because  one or more sales to the Buyer will be in  reliance on
 Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

34.      The  undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information and conclusions  herein.  Until such notice,  the Buyer's  purchase of  Rule 144A  Securities  will  constitute  a  reaffirmation  of this certification by the undersigned as of the date of such purchase.

                                                     _____________________________________________________________
                                                     Print Name of Buyer

                                                     _____________________________________________________________
                                                     By:
                                                     Name:
                                                     Title:

                                                     IF AN ADVISOR:

                                                     _____________________________________________________________
                                                     Print Name of Buyer
                                                     Date:_________________________________________________________

                                                               EXHIBIT K

                                              [TEXT OF AMENDMENT TO POOLING AND SERVICING
                                                AGREEMENT PURSUANT TO SECTION 11.01(e)
                                                        FOR A LIMITED GUARANTY]

                                                             ARTICLE XIII
                                        SUBORDINATE CERTIFICATE LOSS COVERAGE; LIMITED GUARANTY

         Section 13.01.  Subordinate Certificate Loss Coverage;  Limited Guaranty.  (a) Subject to  subSection (c) below,  prior to the later of the third  Business  Day prior to each  Distribution  Date or the  related  Determination  Date,  the  Master  Servicer  shall determine whether it or any Sub-Servicer will be entitled to any reimbursement  pursuant to  Section 4.02(a) on  such Distribution Date for Advances or  Sub-Servicer  Advances  previously  made,  (which will not be Advances or  Sub-Servicer  Advances  that were made with respect to  delinquencies  which were  subsequently  determined  to be Excess  Special  Hazard  Losses,  Excess  Fraud  Losses,  Excess
Bankruptcy Losses or Extraordinary  Losses) and,  if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer  Advances reimbursed  pursuant to  Section 4.02(a),  to the extent such Advances or
Sub-Servicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage  Loan,  and shall  distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

         (b)______Subject to subSection (c) below,  prior to the later of the third Business Day prior to each Distribution Date or the related  Determination  Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses,
Excess  Bankruptcy  Losses,  Excess Fraud Losses and  Extraordinary  Losses) will  be  allocated  to the Class B  Certificates  on such
Distribution  Date pursuant to  Section 4.05,  and, if so, the Master  Servicer  shall demand payment from  Residential  Funding of the amount of such  Realized  Loss and shall  distribute  the same to the Class B  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02(a);  provided,  however,  that the amount of such demand in respect of any Distribution
Date shall in no event be greater than the sum of (i) the additional amount of Accrued  Certificate  Interest that would have been paid for the Class B  Certificateholders  on such  Distribution  Date had such Realized Loss or Losses not occurred plus (ii) the  amount of the reduction in the Certificate  Principal  Balances of the Class B Certificates on such  Distribution  Date due to such Realized Loss or Losses.  Notwithstanding  such  payment,  such  Realized  Losses  shall be deemed to have been borne by the  Certificateholders  for purposes of  Section 4.05.  Excess  Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and  Extraordinary  Losses
allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

         (c)______Demands for payments  pursuant to this  Section shall  be made prior to the later of the third  Business Day prior to each  Distribution  Date or the related  Determination  Date by the Master  Servicer with written  notice  thereof to the Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant to this  Section on  any  Distribution  Date (the "Amount
Available") shall  be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections  (a) and  (b) hereof and (ii) all  draws under the Limited  Guaranty made in lieu of such  payments as described  below in  subSection (d) and  (Y) the then outstanding  Certificate  Principal  Balances  of the Class B  Certificates,  or such lower  amount as may be  established  pursuant to
Section 13.02.  Residential Funding's  obligations as described in this Section are referred to herein as the "Subordinate  Certificate
Loss Obligation."

         (d)______The Trustee will promptly  notify GMAC LLC of any failure of Residential  Funding to make any payments  hereunder and shall demand  payment  pursuant to the limited  guaranty  (the  "Limited  Guaranty"),  executed by GMAC LLC, of  Residential  Funding's obligation  to make  payments  pursuant to this  Section,  in an amount equal to the lesser of (i) the  Amount  Available and (ii) such required  payments,  by delivering to GMAC LLC a written  demand for payment by wire transfer,  not later than the second  Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

         (e)______All payments made by Residential  Funding  pursuant to this Section or  amounts paid under the Limited Guaranty shall be  deposited  directly  in the  Certificate  Account,  for  distribution  on the  Distribution  Date  for such  month  to the  Class B
Certificateholders.

         (f)______The Company shall have the option,  in its sole discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate  Loss  Obligation  another  instrument in the form of a corporate  guaranty,  an irrevocable  letter of credit,  a surety bond,  insurance  policy or similar  instrument or a reserve fund;  provided that (i) the Company obtains (subject to the  provisions  of  Section 10.01(f) as  if the  Company  was  substituted  for the Master  Servicer  solely for the  purposes of such provision) an  Opinion of Counsel (which need not be an opinion of Independent  counsel) to  the effect that obtaining such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either  (a) any  federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited transactions" under  Section 860(F)(a)(1) of  the Code or on "contributions after the startup date" under  Section 860(G)(d)(1) of  the
Code or  (b) the  Trust  Fund to fail to  qualify  as a REMIC at any  time  that any  Certificate  is  outstanding,  and  (ii) no  such substitution  shall be made unless (A) the  substitute  Limited  Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then current Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original Limited Guaranty or Subordinate  Certificate Loss Obligation  (including that no portion of the fees,  reimbursements or other obligations  under any such  instrument  will be borne by the Trust  Fund),  (B) the long term debt  obligations  of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if not supported by the Limited  Guaranty) shall  be rated at least the lesser of (a) the  rating of the long term debt  obligations  of GMAC LLC as of the date of issuance of the Limited  Guaranty and (b) the rating of the long term debt  obligations of GMAC LLC at the date of such  substitution and (C) the Company obtains written confirmation  from each  nationally  recognized  credit rating agency that rated the Class B Certificates at the request of the Company that such  substitution  shall  not lower the  rating on the Class B  Certificates  below the  lesser of  (a) the  then-current  rating assigned to the Class B Certificates  by such rating agency and (b) the  original  rating  assigned to the Class B Certificates by such rating agency.  Any replacement of the Limited Guaranty or Subordinate  Certificate Loss Obligation  pursuant to this  Section shall be accompanied by a written Opinion of Counsel to the substitute  guarantor or obligor,  addressed to the Master Servicer and the Trustee, that such substitute instrument  constitutes a legal, valid and binding obligation of the substitute guarantor or obligor,  enforceable in accordance  with its terms,  and  concerning  such other matters as the Master  Servicer and the Trustee shall  reasonably  request.
Neither the Company,  the Master  Servicer nor the Trustee  shall be obligated  to  substitute  for or replace the Limited  Guaranty or
Subordinate Certificate Loss Obligation under any circumstance.

         Section 13.02.  Amendments Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or 13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited Guaranty or Subordinate  Certificate Loss Obligation may be
amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters described in this  Article  XIII may be amended in any manner;  in each case by written  instrument  executed or  consented to by the Company and
Residential  Funding but without the  consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer  or the  Trustee,  as  applicable;  provided  that the Company  shall also  obtain a letter  from each  nationally recognized  credit rating agency that rated the Class B Certificates  at the request of the Company to the effect that such  amendment, reduction,  deletion or  cancellation  will not lower the rating on the Class B Certificates  below the lesser of (a) the  then-current rating assigned to the Class B Certificates  by such rating agency and (b) the  original rating assigned to the Class B Certificates by such rating agency,  unless (A) the  Holder of 100% of the Class B Certificates  is Residential  Funding or an Affiliate of Residential
Funding, or (B) such amendment,  reduction, deletion or cancellation is made in accordance with Section 11.01(e) and,  provided further that the Company  obtains  (subject to the provisions of  Section 10.01(f) as  if the Company was  substituted  for the Master Servicer solely for the purposes of such provision),  in the case of a material amendment or supersession (but not a reduction,  cancellation or deletion of the Limited Guaranty or the Subordinate  Certificate Loss Obligation),  an Opinion of Counsel (which need not be an opinion of Independent  counsel) to the effect that any such amendment or supersession  will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation,  any federal tax imposed on "prohibited transactions" under  Section 860F(a)(1) of the
Code or on "contributions  after the startup date" under  Section 860G(d)(1) of  the Code or (b) the Trust Fund to fail to qualify as a
REMIC at any time that any  Certificate is outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master
Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                               EXHIBIT L

                                                      [FORM OF LIMITED GUARANTY]
                                                           LIMITED GUARANTY
                                            RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                                                  Mortgage Pass-Through Certificates
                                                            Series ________

___________, 20____

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Funding Company, LLC Series ________

Ladies and Gentlemen:

         WHEREAS,  Residential  Funding  Company,  LLC, a Delaware  limited  liability  company  ("Residential  Funding"),  an indirect wholly-owned  subsidiary  of GMAC  LLC,  a New York  corporation  ("GMAC"),  plans to incur  certain  obligations  as  described  under
Section 13.01 of the Series Supplement,  dated as of  ________________,  to the Standard Terms of Pooling and Servicing Agreement dated as of ________________  (together,  the "Servicing Agreement"),  among Residential Funding Mortgage Securities I, Inc. (the "Company"),
Residential  Funding and __________ (the  "Trustee") as  amended by Amendment No.  thereto,  dated as of , with respect to the Mortgage
Pass-Through Certificates, Series ________ (the "Certificates"); and

         WHEREAS,  pursuant to Section 13.01 of the Servicing Agreement,  Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

         WHEREAS,  GMAC desires to provide certain  assurances with respect to the ability of Residential  Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

         NOW THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable  consideration,  the receipt of which is hereby acknowledged, GMAC agrees as follows:

35.      Provision of Funds.  (a) GMAC agrees to contribute and deposit in the  Certificate  Account on behalf of  Residential  Funding
 (or otherwise provide to Residential Funding, or to cause to be made available to Residential  Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution Date, such moneys as may be required by Residential Funding to perform its
 Subordinate  Certificate  Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 13.01 of the Servicing Agreement.

(b)      The  agreement  set forth in the  preceding  clause (a) shall  be absolute,  irrevocable  and  unconditional  and shall not be affected  by the  transfer  by GMAC or any other  person of all or any part of its or their  interest in  Residential  Funding,  by any insolvency,  bankruptcy,  dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim,  set-off  or  recoupment  that GMAC may have  against  Residential  Funding  or any other  person or by any other fact or
circumstance.   Notwithstanding   the  foregoing,   GMAC's   obligations   under   clause (a) shall   terminate  upon  the  earlier  of
(x) substitution  for this Limited Guaranty pursuant to  Section 13.01(f) of  the Servicing  Agreement,  or (y) the  termination of the
Trust Fund pursuant to the Servicing Agreement.

36.      Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding,  the  Trustee or any other  person in asserting or enforcing any rights or in making any claims or demands  hereunder.  Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

37.      Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written agreement of GMAC and the Trustee and only if such  modification,  amendment or termination is permitted  under  Section 13.02  of the
 Servicing  Agreement.  The  obligations  of GMAC  under  this  Limited  Guaranty  shall  continue  and remain in effect so long as the
 Servicing  Agreement  is not  modified or amended in any way that might affect the  obligations  of GMAC under this  Limited  Guaranty without the prior written consent of GMAC.

38.      Successor.  Except as otherwise  expressly  provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

39.      Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

40.      Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty  shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing  Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

41.      Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning  given them in the  Servicing
 Agreement.

42.      Counterparts.  This  Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF,  GMAC has caused this Limited Guaranty to be executed and delivered by its respective  officers  thereunto duly authorized as of the day and year first above written.

                                                     GMAC LLC

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:
Acknowledged by:
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:      _________
Name:
Title:

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:      _________
Name:
Title:

                                                               EXHIBIT M

                                     FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

_____________, 20______

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Funding Company, LLC Series ________

                  Re:      Mortgage Pass-Through Certificates, Series ________
                           Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in connection  with the assignment by  ___________  (the  "Trustee") to  _____________________
(the  "Lender") of  __________________(the  "Mortgage  Loan") pursuant  to  Section 3.13(d) of  the  Series  Supplement,  dated  as  of
________________,  to the Standard Terms of Pooling and Servicing  Agreement dated as of ________________  (together,  the "Pooling and
Servicing  Agreement") among  Residential Funding Mortgage Securities I, Inc., as seller (the "Company"),  Residential Funding Company,
LLC, as master  servicer,  and the Trustee.  All terms used herein and not  otherwise  defined shall have the meanings set forth in the
Pooling and Servicing  Agreement.  The Lender hereby  certifies,  represents and warrants to, and covenants  with, the Master  Servicer and the Trustee that:

(a)      the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or  otherwise  comply  with,  or  facilitate  a refinancing under, the laws of such jurisdiction;

(b)      the  substance  of the  assignment  is,  and is  intended  to be,  a  refinancing  of such  Mortgage  Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(c)      the Mortgage Loan  following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such  Mortgage Loan prior to such proposed  assignment;  and such  assignment is at the request of the borrower under the related Mortgage Loan.

                                                     Very truly yours,
                                                     (Lender)

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                               EXHIBIT N

                                                     FORM OF REQUEST FOR EXCHANGE

[Date]

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

                  Re:      Residential Funding Mortgage Securities I, Inc.
                           Mortgage Pass-Through Certificates, Series [________]

         Residential  Funding  Company,  LLC,  as the  Holder  of a ____%  Percentage  Interest  of the  [Class/Subclass]  of Class A-V
Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

         1.       Class A-V  Certificates,  corresponding  to the  following  Uncertificated  REMIC  Regular  Interests:  [List numbers corresponding  to the related  loans and Pool Strip Rates from the  Mortgage  Loan  Schedule].  The Initial  Subclass
                  Notional Amount and the initial  Pass-Through  Rate on the Class A-V  Certificates  will be $___________  and _____%, respectively.

         [2.      Repeat as appropriate.]

         The Subclasses requested above will represent in the aggregate all of the Uncertificated  REMIC Regular Interests  represented by the Class A-V Certificates surrendered for exchange.

         The  capitalized  terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing  Agreement, dated as of _______,  among Residential  Funding Mortgage Securities I, Inc.,  Residential Funding Company,  LLC and Deutshe Bank Trust
Company Americas, as trustee.

                                                     RESIDENTIAL FUNDING
                                                     CORPORATION

                                                     By:___________________________________________________________
                                                     Name:
                                                     Title:

                                                               EXHIBIT O

                                                    FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

43.      I have reviewed  this report on Form 10-K and all reports on Form 10-D  required to be filed in respect of the period  covered by this report on Form 10-K of the trust (the Exchange Act periodic  reports) created  pursuant to the Pooling and Servicing Agreement dated __________ (the  "Agreement") among  Residential  Funding Mortgage  Securities I, Inc.,  Residential  Funding Company,  LLC (the
 "Master Servicer") and [Name of Trustee] (the "Trustee");

44.      Based on my knowledge,  Exchange Act periodic  reports,  taken as a whole,  do not contain any untrue  statement of a material fact or omit to state a  material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under  which  such statements were made, not misleading with respect to the period covered by this report;

45.      Based on my knowledge,  all of the distribution,  servicing and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

46.      I am responsible  for reviewing the activities  performed by the Master  Servicer and based on my knowledge and the compliance review conducted in preparing the servicer  compliance  statement  required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the Agreement; and

47.      All of the reports on  assessment  of  compliance  with  servicing  criteria for  asset-backed  securities  and their  related attestation  reports on assessment of compliance with servicing criteria for asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of  Regulation  AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report.  Any material  instances of noncompliance  described in such reports have been disclosed in this report on Form 10-K.

         In giving the certifications  above, I have reasonably relied on the information provided to me by the following  unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:
* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                               EXHIBIT P

                                        FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

         The undersigned, a Responsible Officer of Deutsche Bank Trust Company Americas (the "Trustee") certifies that:

48.      The Trustee has  performed  all of the duties  specifically  required to be performed by it pursuant to the  provisions of the
 Pooling and Servicing  Agreement dated ____________ (the  "Agreement") by  and among Residential  Funding Mortgage  Securities I, Inc.
 (the "Company"),  Residential  Funding  Company,  LLC (the "Master  Servicer") and  Trustee in accordance with the standards set forth therein.

49.      Based on my knowledge,  the list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year that is provided  by the Trustee  pursuant to  Section 4.03(f)(I) of  the  Agreement  is accurate as of the last day of the 20___
 calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___.

                                                     Name:_________________________________________________________

                                                     Title:________________________________________________________

                                                               EXHIBIT Q

        INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                               EXHIBIT R

                                                          SERVICING CRITERIA

         The  assessment of compliance to be delivered by the Trustee shall address,  at a minimum,  the criteria  identified  below as
"Applicable Servicing Criteria"

----------------------------------------------------------------------------------------------------------------------- -------------------------------
                                                  Servicing Criteria                                                    Applicable Servicing Criteria
----------------------------------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
        Reference                                                   Criteria
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                        General Servicing Considerations
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(i)              Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(ii)             If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(iii)            Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(1)(iv)             A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                       Cash Collection and Administration
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(i)              Payments on pool assets are deposited into the appropriate custodial bank accounts and         |X|(as to accounts held by
                           related bank clearing accounts no more than two business days following receipt, or such                Trustee)
                           other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(ii)             Disbursements made via wire transfer on behalf of an obligor or to an investor are made        |X|(as to investors only)
                           only by authorized personnel.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(iii)            Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           The related accounts for the transaction, such as cash reserve accounts or accounts
                           established as a form of overcollateralization, are separately maintained (e.g., with          |X|(as to accounts held by
1122(d)(2)(iv)             respect to commingling of cash) as set forth in the transaction agreements.                             Trustee)
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(v)              Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                           Exchange Act.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(vi)             Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(2)(vii)            Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                       Investor Remittances and Reporting
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(3)(i)              Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                           Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(3)(ii)             Amounts due to investors are allocated and remitted in accordance with timeframes,                        |X|
                           distribution priority and other terms set forth in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Disbursements made to an investor are posted within two business days to the servicer's                   |X|
1122(d)(3)(iii)            investor records, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Amounts remitted to investors per the investor reports agree with cancelled checks, or                    |X|
1122(d)(3)(iv)             other form of payment, or custodial bank statements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                                                            Pool Asset Administration
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(i)              Collateral or security pool asset is maintained as required by the transaction agreements or related asset pool documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(ii)             Pool assets and related documents are safeguarded as required by the transaction agreements
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(iii)            Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(iv)             Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(v)              The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(vi)             Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(vii)            Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(viii)           Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(ix)             Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(x)              Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xi)             Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xii)            Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)           the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
1122(d)(4)(xiv)             Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
                           Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or                   |X|
1122(d)(4)(xv)             Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------
-------------------------- -------------------------------------------------------------------------------------------- -------------------------------

-------------------------- -------------------------------------------------------------------------------------------- -------------------------------

                                                                        EXHIBIT S-3

                                                               EXHIBIT S

                                                        FORM OF EXCHANGE NOTICE

                                                   [CERTIFICATEHOLDER's LETTERHEAD]

                                                                                           [DATE]

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705-4934

                  Re:

Ladies and Gentlemen:

         Pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of [], between Residential Funding Company, LLC, as master servicer, Residential Funding Mortgage Securities I, Inc., as depositor, and
Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), we hereby present and surrender the Exchangeable [Exchanged]
Certificates specified on Annex I attached hereto (the "Exchangeable [Exchanged] Certificates") and transfer, assign, set over and otherwise convey to the Trustee, all of our right, title and interest in and to the Exchangeable [Exchanged] Certificates, including all payments of interest thereon received after [], in exchange for the Exchanged [Exchangeable] Certificates specified on Schedule I attached hereto (the "Exchanged [Exchangeable] Certificates").

We agree that upon such exchange the portions of the Exchangeable [Exchanged] Certificates designated for exchange shall be deemed cancelled and replaced by the Exchanged [Exchangeable] Certificates issued in exchange therefor. We confirm that we have paid a fee to the Trustee in connection with such exchange equal to $10,000.

                                                              Very truly yours,
                                                              [NAME OF TRANSFEREE]

                                                              By:
                                                              Authorized Officer

                                                              [MEDALLION STAMP GUARANTEE]

Acknowledged by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By: _________________________________
Name:
Title:

By: _________________________________
Name:
Title:

                                                         ANNEX I TO EXHIBIT C

                                                   INITIAL EXCHANGEABLE CERTIFICATES

-------------------------------------------------------------- -------------------------------------------------------- -------------------------- --------------------
                                                                                                                         Certificateholder's DTC    Proposed Exchange
            Exchangeable [Exchanged] Certificates                       Exchanged [Exchangeable] Certificates              Participant Number             Date
-------------------------------------------------------------- -------------------------------------------------------- -------------------------- --------------------
------------------------ ------------------- ----------------- ------------------- ------------------ ----------------- -------------------------- --------------------
    Certificate(s)          Outstanding        CUSIP Number      Certificate(s)         Initial         CUSIP Number
                                                                                      Certificate
                            Certificate                                                Principal
                         Principal Balance                                            Balance or
                         or Notional Amount                                         Notional Amount
------------------------ ------------------- ----------------- ------------------- ------------------ ----------------- -------------------------- --------------------
------------------------ ------------------- ----------------- ------------------- ------------------ ----------------- -------------------------- --------------------

------------------------ ------------------- ----------------- ------------------- ------------------ ----------------- -------------------------- --------------------
------------------------ ------------------- ----------------- ------------------- ------------------ ----------------- -------------------------- --------------------

------------------------ ------------------- ----------------- ------------------- ------------------ ----------------- -------------------------- --------------------

---------------------------------------------------------------------------------------------------------------------------------------

                                         EXHIBIT FIVE

                               EXCHANGEABLE COMBINATION GROUPS

------------------------------------------------------------------------- -----------------------------------------------------------------------
                          EXCHANGEABLE CLASSES                                                      EXCHANGED CLASSES
------------------------------------------------------------------------- -----------------------------------------------------------------------
            CLASS                 INITIAL CERTIFICATE       PASS-THROUGH             CLASS                INITIAL CERTIFICATE       PASS-THROUGH
                                    PRINCIPAL BALANCE           RATE                                       PRINCIPAL BALANCE            RATE
------------------------------ ---------------------------- ------------- ---------------------------- ---------------------------- -------------
Combination Group I                     1,680,000              6.000%     100%    of   the    current           6,192,000              6.000%
100%    of    the     current
Certificate         Principal                                             Certificate       Principal
Balance   of  the  Class  A-5                                             Balance    of    the    A-9
Certificates                                                              Certificates
------------------------------ ---------------------------- ------------- ---------------------------- ---------------------------- -------------
100%    of    the     current
Certificate         Principal
Balance   of  the  Class  A-6
Certificates                            4,512,000              6.000%
------------------------------ ---------------------------- ------------- ---------------------------- ---------------------------- -------------
Combination Group II
100%    of    the     current                                             100%    of   the    current
Certificate         Principal                                             Certificate       Principal
Balance   of  the  Class  A-4                                             Balance    of   the    A-10
Certificates                           40,310,000              6.000%     Certificates                         41,990,000              6.000%
------------------------------ ---------------------------- ------------- ---------------------------- ---------------------------- -------------
100%    of    the     current
Certificate         Principal
Balance   of  the  Class  A-5
Certificates                            1,680,000              6.000%
------------------------------ ---------------------------- ------------- ---------------------------- ---------------------------- -------------